    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1999


                                                  COMMISSION FILE NOS. 333-22375
                                                                        811-3199
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4




REGISTRATION STATEMENT UNDER
   THE SECURITIES ACT OF 1933                                [ ]


Pre-Effective Amendment No.                                  [ ]


Post-Effective Amendment No. 2                               [X]
                              and


REGISTRATION STATEMENT UNDER
   THE INVESTMENT COMPANY ACT OF 1940                        [ ]


Amendment No. 46                                             [X]


                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                        KEMPER INVESTORS LIFE INSURANCE
                                    COMPANY
                          (NAME OF INSURANCE COMPANY)

            1 Kemper Drive, Long Grove, Illinois                          60049
(Address of Insurance Company's Principal Executive Offices)           (Zip Code)
 Insurance Company's Telephone Number, including Area Code:          (847) 550-5500

                             Debra P. Rezabek, Esq.
                                 1 Kemper Drive
                           Long Grove, Illinois 60049
                    (Name and Address of Agent for Service)

                                   COPIES TO:

                               FRANK JULIAN, ESQ.
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                 1 KEMPER DRIVE
                           LONG GROVE, ILLINOIS 60049
                              JOAN E. BOROS, ESQ.
                               JORDEN BURT BOROS
                          CICCHETTI BERENSON & JOHNSON
                       1025 THOMAS JEFFERSON STREET, N.W.
                                   SUITE 400E
                             WASHINGTON, D.C. 20007

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

     It is proposed that this filing will become effective (check appropriate box)
       [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

       [ ] on (date) pursuant to paragraph (b) of Rule 485

       [X] on 60 days after filing pursuant to paragraph (a)(1) of Rule 485
       [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     If appropriate, check the following box:
       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Title of Securities Being Registered:
Units of interest in Separate Account under the Contracts

-- No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.
================================================================================

     This amendment to the registration statement on Form N-4 includes two prospectuses describing Individual and Group Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts which are substantially identical, except that the Contract described in the second prospectus makes available to Contract owners different investment subaccounts of Registrant than does the prospectus described in the original prospectus.

                             CROSS-REFERENCE SHEET
                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

                       REGISTRATION STATEMENT ON FORM N-4

  N-4 ITEM NO.                                                               LOCATION IN PROSPECTUS
  ------------                                                               ----------------------
          PART A
        Item  1.    Cover Page...................................  Cover Page
        Item  2.    Definitions..................................  Definitions
        Item  3.    Synopsis.....................................  Summary; Summary of Expenses;
                                                                   Example
        Item  4.    Condensed Financial Information..............  Condensed Financial Information
        Item  5.    General Description of Registrant, Depositor
                      and Portfolio Companies....................  KILICO, the MVA Option, the Separate
                                                                   Account and the Funds; Fixed Account
                                                                   Option; Voting Rights
        Item  6.    Deductions and Expenses......................  Contract Charges and Expenses
        Item  7.    General Description of Variable
                      Annuity Contracts..........................  The Contracts
        Item  8.    Annuity Period...............................  The Annuity Period
        Item  9.    Death Benefit................................  The Annuity Period; The Accumulation
                                                                   Period
        Item 10.    Purchases and Contract Value.................  KILICO, the MVA Option, the Separate
                                                                   Account and the Funds; The Contracts
        Item 11.    Redemptions..................................  The Contracts; The Accumulation Period
        Item 12.    Taxes........................................  Federal Income Taxes
        Item 13.    Legal Proceedings............................  Legal Proceedings
        Item 14.    Table of Contents of the Statement of
                      Additional Information.....................  Table of Contents
          PART B
        Item 15.    Cover Page...................................  Cover Page
        Item 16.    Table of Contents............................  Table of Contents
        Item 17.    General Information and History..............  Not Applicable
        Item 18.    Services.....................................  Services to the Separate Account
        Item 19.    Purchase of Securities Being Offered.........  Not Applicable
        Item 20.    Underwriters.................................  Services to the Separate Account
        Item 21.    Calculation of Performance Data..............  Performance Information of
                                                                   Subaccounts
        Item 22.    Annuity Payments.............................  Not Applicable
        Item 23.    Financial Statements.........................  Financial Statements
          PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                 PROSPECTUS FOR


                    KEMPER INVESTORS LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------


                         INDIVIDUAL AND GROUP VARIABLE,
                                FIXED AND MARKET



                        VALUE ADJUSTED DEFERRED ANNUITY
                                   CONTRACTS

--------------------------------------------------------------------------------


                                   ISSUED BY


                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT


                                       OF


                    KEMPER INVESTORS LIFE INSURANCE COMPANY



This prospectus describes Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts of Kemper Investors Life Insurance Company that are designed to provide benefits under retirement plans which may qualify for certain federal tax advantages. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on an individual basis are represented by a Certificate. All discussion of "Contracts" includes issued on an individual or group basis.



You may allocate purchase payments to one or more of the variable options, the fixed option or the fixed option subject to a market value adjustment. The
                                                                     (CONTINUED)



THE CONTRACTS ARE NOT ISSUED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS [AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS]. YOU MAY OBTAIN A FREE COPY BY WRITING US OR CALLING (847) 550-5500. A TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE 88. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.



THE DATE OF THIS PROSPECTUS           , 1999.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contract currently offers twenty-eight investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios:



INVESTORS FUND SERIES: Kemper Money Market; Kemper Government Securities; Kemper Investment Grade Bond; Kemper Global Income; Kemper Horizon 5; Kemper High Yield; Kemper Horizon 10+; Kemper Total Return; Kemper Horizon 20+; Kemper Value + Growth; Kemper Blue Chip; Kemper International; Kemper Contrarian Value (formerly Kemper Value); Kemper Small Cap Value; Kemper Small Cap Growth; Kemper Growth; Kemper Global Blue Chip; Kemper International Growth and Income; Kemper-Dreman High Return Equity; Kemper-Dreman Financial Services.



SCUDDER VARIABLE LIFE INVESTMENT FUND (CLASS A SHARES): Scudder VLIF Global Discovery; Scudder VLIF Growth and Income; Scudder VLIF International; Scudder VLIF Capital Growth.



JANUS ASPEN SERIES: Janus Growth; Janus Growth and Income.



WARBURG PINCUS TRUST: Warburg Emerging Markets; Warburg Post-Venture Capital.



Subaccounts and Portfolios may be added or deleted in the future. Contract values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts. Contract values allocated to the Fixed account or one or more Guarantee Periods of the Market Value Adjustment Option accumulate on a fixed basis.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
DEFINITIONS.................................................    1
SUMMARY.....................................................    4
SUMMARY OF EXPENSES.........................................    7
KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE
  FUNDS.....................................................   12
FIXED ACCOUNT OPTION........................................   21
THE CONTRACTS...............................................   21
CONTRACT CHARGES AND EXPENSES...............................   31
THE ANNUITY PERIOD..........................................   35
FEDERAL INCOME TAXES........................................   39
DISTRIBUTION OF CONTRACTS...................................   46
VOTING RIGHTS...............................................   46
REPORTS TO CONTRACT OWNERS AND INQUIRIES....................   47
DOLLAR COST AVERAGING.......................................   47
SYSTEMATIC WITHDRAWAL PLAN..................................   48
EXPERTS.....................................................   48
LEGAL MATTERS...............................................   49
SPECIAL CONSIDERATIONS......................................   49
AVAILABLE INFORMATION.......................................   49
BUSINESS....................................................   50
PROPERTIES..................................................   59
LEGAL PROCEEDINGS...........................................   59
SELECTED FINANCIAL DATA.....................................   60
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS.................................   61
DIRECTORS AND EXECUTIVE OFFICERS OF KILICO..................   80
EXECUTIVE COMPENSATION......................................   85
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......   88
FINANCIAL STATEMENTS........................................   88
CHANGE OF ACCOUNTANTS.......................................   88

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

     ACCUMULATED GUARANTEE PERIOD VALUE--The sum of an Owner's Guarantee Period Values.

     ACCUMULATION PERIOD--The period between the Date of Issue of a Contract and the Annuity Date.

     ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

     ANNUITANT--The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

     ANNUITY DATE--The date on which annuity payments are to commence.

     ANNUITY OPTION--One of several forms in which annuity payments can be made.

     ANNUITY PERIOD--The period starting on the Annuity Date.

     ANNUITY UNIT--A unit of measurement used to determine the amount of Variable Annuity payments.

     BENEFICIARY--The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.


     COMPANY ("WE", "US", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1 Kemper Drive, Long Grove, Illinois 60049.


     CONTRACT--A Variable, Fixed and Market Value Adjusted Annuity Contract offered by this Prospectus.


     CONTRACT VALUE--The sum of the values of the Owner's Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.



     CONTRACT YEAR--Period between anniversaries of the Contract's Date of Issue.



     CONTRACT QUARTER--Periods between quarterly anniversaries of the Contract's Date of Issue.


     CONTRIBUTION YEAR--Each one year period following the date a Purchase Payment is made.

     DATE OF ISSUE--The date on which the first Contract Year commences.


     FIXED ACCOUNT--The General Account of KILICO to which a Contract Owner may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.


     FIXED ACCOUNT CONTRACT VALUE--The value of the Owner's Contract interest in the Fixed Account.

     FIXED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of a Subaccount and is guaranteed by KILICO.

     FUND OR FUNDS--Investors Fund Series, Scudder Variable Life Investment Fund, Janus Aspen Series and Warburg Pincus Trust including any Portfolios thereunder.

     GENERAL ACCOUNT--All the assets of KILICO other than those allocated to any separate account.


     GUARANTEED INTEREST RATE--The rate of interest we establish for a given Guarantee Period.



     GUARANTEE PERIOD--The time when an amount is credited with a Guaranteed Interest Rate. Guarantee Period options may range from one to ten years, at our option.


     GUARANTEE PERIOD VALUE--The Guarantee Period Value is the sum of the
     Owner's: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.


     MARKET ADJUSTED VALUE--A Guarantee Period Value adjusted by the market value adjustment formula on any date prior to the end of a Guarantee Period.


     MARKET VALUE ADJUSTMENT--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Contract.


     NON-QUALIFIED PLAN CONTRACT--A Contract which does not receive favorable tax treatment as an Individual Retirement Annuity, as a Simplified Employee Pension-IRA or as a Roth Individual Retirement Annuity under the Internal Revenue Code.



     OWNER OR OWNER--The person designated in the Contract as having the privileges of ownership defined in the Contract.


     PORTFOLIO--A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.


     PURCHASE PAYMENTS--Amounts paid to us for an Owner.



     QUALIFIED PLAN CONTRACT--A Contract issued in connection with a retirement plan which receives favorable tax treatment as an Individual Retirement Annuity, as a Simplified Employee Pension--IRA or as a Roth Individual Retirement Annuity under the Internal Revenue Code.



     SEPARATE ACCOUNT--The KILICO Variable Annuity Separate Account.

     SEPARATE ACCOUNT CONTRACT VALUE--The sum of the Owner's Contract interest in the Subaccount(s).


     SUBACCOUNTS--The twenty-nine subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios.


     SUBACCOUNT VALUE--The value of the Owner's Contract interest in each Subaccount.

     UNITHOLDER--The person holding the voting rights with respect to an Accumulation or Annuity Unit.

     VALUATION DATE--Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required. (See "Accumulation Unit Value.")

     VALUATION PERIOD--The interval of time between two consecutive Valuation Dates.

     VARIABLE ANNUITY--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which the Owner's Contract has an interest.

     WITHDRAWAL CHARGE--The "contingent deferred sales charge" assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.


     WITHDRAWAL VALUE--Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

                                    SUMMARY


Because this is a summary, it does not contain all of the information that may be important. Read the entire prospectus and Statement of Additional Information before deciding to invest.



The Contracts provide for investment on a tax-deferred basis and annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus.



The minimum initial Purchase Payment is $1,000 and, subject to certain exceptions, the minimum subsequent payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Our prior approval is required for Purchase Payments over $1,000,000. (See "The Contracts," page 21.)



Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts selected by the Owner. Each Subaccount invests in one of the following corresponding Portfolios:



- Kemper Money Market



- Kemper Government Securities



- Kemper Investment Grade Bond



- Kemper Global Income



- Kemper Horizon 5



- Kemper High Yield



- Kemper Horizon 10+



- Kemper Total Return



- Kemper Horizon 20+



- Kemper Value+Growth



- Kemper Blue Chip



- Kemper International



- Kemper Contrarian Value



- Kemper Small Cap Value



- Kemper Small Cap Growth



- Kemper Growth



- Kemper Global Blue Chip



- Kemper International Growth and Income



- Kemper-Dreman High Return Equity



- Kemper-Dreman Financial Services



- Scudder VLIF Global Discovery



- Scudder VLIF Growth and Income



- Scudder VLIF International



- Scudder VLIF Capital Growth



- Janus Growth



- Janus Growth and Income



- Warburg Emerging Markets



- Warburg Post-Venture Capital



Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.



The Fixed Account has fixed accumulations and benefits. We guarantee that Purchase Payments allocated to the Fixed Account earn a minimum fixed interest rate of 3%. In our discretion, we may credit interest in excess of 3%. (See "Fixed Account Option," page 21.)



The MVA Option also provides fixed accumulations. The MVA Option is only available during the Accumulation Period. An Owner may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. For new Contracts, we may limit the number of Guarantee Period options available to three (3). We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods selected by the Owner. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless the Owner timely elects another Guarantee Period. The interests under the Contract relating to the MVA Option are registered under the Securities Act of 1933 but are not registered under the Investment Company Act of 1940. (See "The MVA Option," page 12.)



The investment risk under the Contracts is borne by the Owner, unless Contract Values are allocated to:



     - the MVA Option and are guaranteed to receive the Guaranteed Interest Rate or



     - the Fixed Option and are guaranteed to earn at least 3% interest.



Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account. (See "Transfer During Accumulation Period" and "Transfer During Annuity Period," pages 25 and 37, respectively.)



An Owner may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions. (See "Withdrawal During Accumulation Period," page 27.)



We do not deduct sales charges from Purchase Payments. Each Contract Year, an Owner may withdraw, without Withdrawal Charge, the greater of:



     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and



     - 10% of Contract Value. If the Owner withdraws a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.


The Withdrawal Charge is:



        - 7% in the first Contribution Year



        - 6% in the second Contribution Year



        - 5% in the third and fourth Contribution Years



        - 4% in the fifth Contribution Year

        - 3% in the sixth Contribution Year



        - 2% in the seventh Contribution Year



        - 0% thereafter



(See "Withdrawal Charge," page 32.) The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under "Withdrawal Charge." Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. (See "Federal Income Taxes," page 39.)



Contract charges include:



     - mortality and expense risk



     - administrative expenses



     - records maintenance



     - applicable premium taxes



     - Guaranteed Retirement Income Benefit



(See "Charges Against the Separate Account," page 31.) In addition, the investment advisers to the Funds deduct varying charges against the assets of the Funds for which they provide investment advisory services. (See the Funds' prospectuses for such information.)



The Contract may be purchased as an Individual Retirement Annuity, Simplified Employee Pension--IRA, Roth Individual Retirement Annuity, and as a non-qualified annuity. (See "Taxation of Annuities in General," page 39 and "Qualified Plans," page 43.)



An Owner may examine a Contract and return it for a refund during the "free look" period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date the Owner receives the Contract. (See "The Contracts," page 21.) In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

--------------------------------------------------------------------------------
                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
 CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchases (as a percentage of purchase payments)..............................        None
  Contingent Deferred Sales Load (as a percentage of amount surrendered)(1)
                                                              Year of Withdrawal After Purchase
                                                                 First year...........................          7%
                                                                 Second year..........................          6%
                                                                 Third year...........................          5%
                                                                 Fourth year..........................          5%
                                                                 Fifth year...........................          4%
                                                                 Sixth year...........................          3%
                                                                 Seventh year.........................          2%
                                                                 Eighth year and following............          0%
  Surrender Fees......................................................................................        None
  Exchange Fee(2).....................................................................................         $25
  ANNUAL CONTRACT FEE (Records Maintenance Charge)(3).................................................         $30

            SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average daily account value)
  Mortality and Expense
    Risk..................................       1.25%
  Administration..........................        .15%
  Account Fees and
    Expenses..............................          0%
                                            ---------
  Total Separate Account
    Annual Expenses.......................       1.40%
                                            =========
  GUARANTEED RETIREMENT INCOME BENEFIT
    CHARGE
    Annual Expense (as a percentage of
    Contract Value).......................        .25%

                      FUND ANNUAL EXPENSES(After Fee Waivers and Expense Reductions)
                      (as percentage of each Portfolio's average net assets for the period ended December 31, 1997)

                                    KEMPER     KEMPER       KEMPER      KEMPER
                                    MONEY    GOVERNMENT   INVESTMENT    GLOBAL      KEMPER
                                    MARKET   SECURITIES     GRADE      INCOME(8)   HORIZON 5
                                    ------   ----------   ----------   ---------   ---------
                        Management
                           Fees...   .50%       .55%         .60%         .75%        .60%
                             Other
                       Expenses...   .05        .09          .20          .30         .37
                             Total
                         Portfolio
                            Annual
                       Expenses...   .55        .64          .80         1.05         .97

                                    KEMPER   KEMPER    KEMPER   KEMPER    KEMPER
                                     HIGH    HORIZON   TOTAL    HORIZON   VALUE+
                                    YIELD      10+     RETURN     20+     GROWTH
                                    ------   -------   ------   -------   ------
                        Management
                           Fees...   .60%      .60%     .55%      .60%     .75%
                             Other
                       Expenses...   .05       .23      .05       .33      .09
                             Total
                         Portfolio
                            Annual
                       Expenses...   .65       .83      .60       .93      .84

                                    KEMPER                      KEMPER      KEMPER      KEMPER
                                     BLUE        KEMPER       CONTRARIAN   SMALL CAP   SMALL CAP
                                    CHIP(8)   INTERNATIONAL     VALUE        VALUE      GROWTH
                                    -------   -------------   ----------   ---------   ---------
                        Management
                           Fees...    .65%         .75%          .75%         .75%        .65%
                             Other
                       Expenses...    .30          .16           .05          .09         .06
                             Total
                         Portfolio
                            Annual
                       Expenses...    .95          .91           .80          .84         .71

                                               KEMPER        KEMPER         KEMPER-
                                               GLOBAL     INTERNATIONAL     DREMAN
                                    KEMPER      BLUE       GROWTH AND     HIGH RETURN
                                    GROWTH   CHIP(6)(7)   INCOME(6)(7)     EQUITY(7)
                                    ------   ----------   -------------   -----------
                        Management
                           Fees...   .60%        .85%          .70%           .75%
                             Other
                       Expenses...   .05         .71           .42            .12
                             Total
                         Portfolio
                            Annual
                       Expenses...   .65        1.56          1.12            .87

                                      KEMPER-       SCUDDER     SCUDDER                     SCUDDER
                                       DREMAN        VLIF         VLIF         SCUDDER       VLIF
                                     FINANCIAL      GLOBAL     GROWTH AND       VLIF        CAPITAL
                                    INCOME(6)(7)   DISCOVERY     INCOME     INTERNATIONAL   GROWTH
                                    ------------   ---------   ----------   -------------   -------
                        Management
                           Fees...      .75           .98         .48            .88          .48%
                             Other
                       Expenses...      .24           .52         .10            .12          .03
                             Total
                         Portfolio
                            Annual
                       Expenses...      .99          1.50         .58           1.00          .51

                                                                             WARBURG
                                                   JANUS        WARBURG       POST-
                                      JANUS      GROWTH AND     EMERGING     VENTURE
                                    GROWTH(4)   INCOME(4)(7)   MARKETS(5)   CAPITAL(5)
                                    ---------   ------------   ----------   ----------
                        Management
                           Fees...     .65%         .67%           .81%        1.07%
                             Other
                       Expenses...     .05          .30            .59          .33
                             Total
                         Portfolio
                            Annual
                       Expenses...     .70          .97           1.40         1.40

--------------------------------------------------------------------------------

(1) A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges less prior withdrawals that were previously assessed a Withdrawal Charge, and (ii) 10% of the Contract Value in any Contract Year without assessment of any charge. In certain circumstances We may reduce or waive the contingent deferred sales charge.



(2) We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year.



(3) Applies to Contracts with a Contract Value less than $50,000 on the date of assessment. In certain circumstances We may reduce or waive the annual Records Maintenance Charge.


(4) The expense figures shown are net of certain fee waivers or reductions from Janus Capital Corporation. Without such waivers (estimated for Growth and Income Portfolio), Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolios for the fiscal year ended December 31, 1997 would have been: .74%, .04% and .78%, respectively, for the Growth Portfolio; and .75%, .30% and 1.05%, respectively, for the Growth and Income Portfolio. See the prospectus and Statement of Additional Information of Janus Aspen Series for a description of these waivers.

(5) The expense figures shown are net of certain fee waivers or reductions from Warburg Pincus Asset Management, Inc. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolios for the fiscal year ended December 31, 1997 would have been 1.25%, .71% and 1.96%, respectively, for the Emerging Markets Portfolio; and 1.25%, .44% and 1.69%, respectively, for the Post-Venture Capital Portfolio.

(6) The expense figures shown are net of certain fee waivers or reductions from Scudder Kemper Investments, Inc. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolios for the fiscal year ended December 31, 1997 would have been: 1.00%, .42% and 1.42% for the Kemper International Growth and Income Portfolio; and 1.00%, .71% and 1.71% for the Kemper Global Blue Chip Portfolio.

(7) Portfolios commenced operations 5/1/98. "Other Expenses" have been estimated.

(8) Portfolios commenced operations 5/1/97. "Other Expenses" have been estimated.

                                    EXAMPLE


                                          SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ----------                         ------    -------    -------    --------
If you surrender your Contract at the
end of the periods shown, you would pay
the following expenses on a $1,000
investment, assuming 5% annual return on
assets:
                                          Kemper Money Market #1(1)           $ 93      $119       $156        $237
                                          Kemper Government Securities          94       121        161         247
                                          Kemper Investment Grade Bond          95       126        169         263
                                          Kemper Global Income                  98       133        181         289
                                          Kemper Horizon 5                      97       131        177         281
                                          Kemper High Yield                     94       122        161         248
                                          Kemper Horizon 10+                    95       127        170         266
                                          Kemper Total Return                   93       120        159         242
                                          Kemper Horizon 20+                    96       130        175         277
                                          Kemper Value+Growth                   96       127        171         267
                                          Kemper Blue Chip                      97       130        176         278
                                          Kemper International                  96       129        174         275
                                          Kemper Contrarian Value               95       126        169         263
                                          Kemper Small Cap Value                96       127        171         267
                                          Kemper Small Cap Growth               94       123        164         254
                                          Kemper Growth                         94       122        161         248
                                          Kemper Global Blue Chip              102       148         --          --
                                          Kemper International Growth and       98       135         --          --
                                             Income
                                          Kemper-Dreman High Return             96       128         --          --
                                             Equity
                                          Kemper-Dreman Financial               97       131         --          --
                                             Services
                                          Scudder VLIF Global Discovery        102       146         --          --
                                          Scudder VLIF Growth and Income        93       119         --          --
                                          Scudder VLIF International            97       132         --          --
                                          Scudder VLIF Capital Growth           92       117         --          --
                                          Janus Growth                          94       123        164         253
                                          Janus Growth and Income               97       131         --          --
                                          Warburg Emerging Markets             101       143         --          --
                                          Warburg Post-Venture Capital         101       143         --          --

                                    EXAMPLE


                                          SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ----------                         ------    -------    -------    --------
If you do not surrender your contract,
you would pay the following expenses on
a $1,000 investment, assuming 5% annual
return on assets:
                                          Kemper Money Market #1(1)           $ 21      $ 64       $110        $237
                                          Kemper Government Securities          22        67        115         247
                                          Kemper Investment Grade Bond          23        72        123         263
                                          Kemper Global Income                  26        80        136         289
                                          Kemper Horizon 5                      25        77        132         281
                                          Kemper High Yield                     22        67        115         248
                                          Kemper Horizon 10+                    24        73        125         266
                                          Kemper Total Return                   21        66        113         242
                                          Kemper Horizon 20+                    25        76        130         277
                                          Kemper Value+Growth                   24        73        125         267
                                          Kemper Blue Chip                      25        76        131         278
                                          Kemper International                  24        75        129         275
                                          Kemper Contrarian Value               23        72        123         263
                                          Kemper Small Cap Value                24        73        125         267
                                          Kemper Small Cap Growth               22        69        118         254
                                          Kemper Growth                         22        67        115         248
                                          Kemper Global Blue Chip               31        95         --          --
                                          Kemper International Growth and       27        82         --          --
                                             Income
                                          Kemper-Dreman High Return             24        74         --          --
                                             Equity
                                          Kemper-Dreman Financial               25        78         --          --
                                             Services
                                          Scudder VLIF Global Discovery         30        93         --          --
                                          Scudder VLIF Growth and Income        21        65         --          --
                                          Scudder VLIF International            25        78         --          --
                                          Scudder VLIF Capital Growth           20        63         --          --
                                          Janus Growth                          22        69        118         253
                                          Janus Growth and Income               25        77         --          --
                                          Warburg Emerging Markets              29        90         --          --
                                          Warburg Post-Venture Capital          29        90         --          --

The purpose of the preceding table which includes the "SUMMARY OF EXPENSES" on the prior page, is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner in a Subaccount will bear directly or indirectly. The table reflects expenses of both the Separate Account and the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES AND DOES NOT INCLUDE THE DEDUCTION OF STATE PREMIUM TAXES, WHICH MAY BE ASSESSED BEFORE OR UPON ANNUITIZATION. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. "Management Fees" and "Other Expenses" in the "SUMMARY OF EXPENSES" for the Portfolios have been provided by Scudder Kemper Investments, Inc., Janus Capital Corporation and Warburg Pincus Asset Management, Inc., as applicable, and have not been independently verified. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge, it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected in the Example by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. See "Contract Charges and Expenses" for more information regarding the various costs and expenses.

(1)Money Market Subaccount #2 is not shown because it is available only for dollar cost averaging that will deplete an Owner's subaccount value entirely at least by the end of the first Contribution Year.

                            KILICO, THE MVA OPTION,
                       THE SEPARATE ACCOUNT AND THE FUNDS

KEMPER INVESTORS LIFE INSURANCE COMPANY


We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Holding Company of America ("ZHCA"), which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich"). Zurich is a wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS was formed in the September, 1998 merger of the Zurich Group with the financial services business of B.A.T. Industries. ZFS is owned by Zurich Allied A.G. and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively.


THE MVA OPTION


An Owner may allocate amounts in the Market Value Adjustment ("MVA") Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. At our discretion, We may offer additional Guarantee Periods or limit, for new Contracts, the number of Guarantee Periods available to three.



The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a "non-unitized" separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which the Owner does not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for our guaranteed obligations. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.



State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. (See "Management's Discussion and Analysis--INVESTMENTS" and "FINANCIAL STATEMENTS" for information on KILICO's investments.) Our affiliate, Scudder Kemper Investments, Inc. ("SKI"), manages our General Account.



We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest

Rates. (See "The Accumulation Period--4. Establishment of Guaranteed Interest Rates.")


Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:



     - securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;



     - debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service; and



     - other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased



     - options and futures transactions on fixed income securities.



[TO BE UPDATED BY AMENDMENT] KILICO's invested assets portfolio at December 31, 1997 included approximately 87.4 percent in U.S. Treasuries, investment grade corporate, foreign and municipal bonds, and commercial paper, .3 percent in below investment grade (high risk) bonds, 4.9 percent in mortgage loans and other real estate-related investments and 7.4 percent in all other investments. (See "Management's Discussion and Analysis--INVESTMENTS.")



We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require. (See "Management's Discussion and Analysis--INVESTMENTS.")


THE SEPARATE ACCOUNT


We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. KILICO Money Market Separate Account was initially registered with the Securities and Exchange Commission ("SEC") as an open-end, diversified management investment company. On November 2, 1989, contract owners approved a Reorganization under which the Separate Account was restructured as a unit investment trust. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.



Benefits provided under the Contracts are Our obligations. Although the assets in the Separate Account are Our property, they are held separately from Our other assets and are not chargeable with liabilities arising out of any other business We may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business We may conduct.



Twenty-eight Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future.



The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.


The Separate Account's financial statements appear in the Statement of Additional Information.

THE FUNDS


The Separate Account invests in shares of the following open-end, management investment companies:



     - Investors Fund Series



     - Scudder Variable Life Investment Fund



     - Janus Aspen Series



     - Warburg Pincus Trust



The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of Janus Aspen Series and Warburg Pincus Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with Us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with Us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, We do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.


A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The twenty-eight Portfolios are summarized below:

INVESTORS FUND SERIES

KEMPER MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments.

KEMPER GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

KEMPER INVESTMENT GRADE BOND PORTFOLIO seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.

KEMPER GLOBAL INCOME PORTFOLIO seeks to provide high current income consistent with prudent total return asset management.

KEMPER HORIZON 5 PORTFOLIO, designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

KEMPER HIGH YIELD PORTFOLIO seeks to provide a high level of current income by investing in fixed-income securities.

KEMPER HORIZON 10+ PORTFOLIO, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

KEMPER TOTAL RETURN PORTFOLIO seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

KEMPER HORIZON 20+ PORTFOLIO, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

KEMPER VALUE+GROWTH PORTFOLIO seeks growth of capital through professional management of a portfolio of growth and value stocks.

KEMPER BLUE CHIP PORTFOLIO seeks growth of capital and of income.

KEMPER INTERNATIONAL PORTFOLIO seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

KEMPER CONTRARIAN VALUE PORTFOLIO seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies.

KEMPER SMALL CAP VALUE PORTFOLIO seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.

KEMPER SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

KEMPER GROWTH PORTFOLIO seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

KEMPER GLOBAL BLUE CHIP PORTFOLIO seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks a long-term growth of capital and current income, primarily from foreign equity securities.

KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO seeks to achieve a high rate of total return.

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies in the financial services industry believed by the Portfolio's investment manager to be undervalued.

SCUDDER VARIABLE LIFE INVESTMENT FUND

SCUDDER VLIF GLOBAL DISCOVERY PORTFOLIO seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

SCUDDER VLIF GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

SCUDDER VLIF INTERNATIONAL PORTFOLIO seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

SCUDDER VLIF CAPITAL GROWTH PORTFOLIO seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

JANUS ASPEN SERIES

JANUS GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified Portfolio that pursues its objective by investing in common stocks of companies of any size. This Portfolio generally invests in larger, more established issuers.

JANUS GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

WARBURG PINCUS TRUST

WARBURG EMERGING MARKETS PORTFOLIO seeks long-term growth of capital.

WARBURG POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture-capital stage of development and pursues an aggressive investment strategy.

                               ------------------

The Portfolios may not achieve their stated objective. More detailed information, including a description of risks involved in investing in the Portfolios is found in the Funds' prospectuses and Statements of Additional Information, available from us upon request.



Scudder Kemper Investments, Inc. ("SKI") is the investment manager for the twenty available Portfolios of Investors Fund Series and the four available Portfolios of Scudder Variable Life Investment Fund. Zurich Investment Management Limited ("ZIML"), an affiliate of SKI, is the sub-adviser for the Kemper International Portfolio. Under the terms of the Sub-Advisory Agreement with SKI, ZIML renders investment advisory and management services with regard to that portion of this Portfolio's assets as may be allocated by SKI to ZIML from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. Dreman Value Management L.L.C. ("DVM") serves as sub-adviser for the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios. Under the terms of the sub-advisory agreement between SKI and DVM for each Portfolio, DVM manages the investment and reinvestment of each Portfolio's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of SKI and the Board of Trustees. Janus Capital Corporation is the investment adviser for the two available Portfolios of the Janus Aspen Series. Warburg Pincus Asset Management, Inc. is the investment adviser for the two available Portfolios of the Warburg Pincus Trust. The investment advisers are paid fees for their services by the Funds they manage. KILICO may receive compensation from the Funds or the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.



For their services to the Portfolios, the managers receive compensation at the following rates: [TO BE UPDATED BY AMENDMENT]


INVESTORS FUND SERIES

For its services, SKI is paid a management fee based upon the average daily net assets of each Portfolio, as follows: Kemper Money Market (.50 of 1%), Kemper Government Securities (.55 of 1%), Kemper Investment Grade Bond (.60 of 1%), Kemper Global Income (.75 of 1%), Kemper Horizon 5 (.60 of 1%), Kemper High Yield (.60 of 1%), Kemper Horizon 10+ (.60 of 1%), Kemper Total Return (.55 of 1%), Kemper Horizon 20+ (.60 of 1%), Kemper Value+Growth (.75 of 1%), Kemper Blue Chip (.65 of 1%), Kemper International (.75 of 1%), Kemper Contrarian Value (.75 of 1%), Kemper Small Cap Value (.75 of 1%), Kemper Small Cap Growth (.65 of 1%), Kemper Growth (.60 of 1%), Kemper Global Blue Chip (1.00% for the first $250 million, .95% for the next $750 million and .90% over $1 billion), Kemper International Growth and Income (.70 of 1%), Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services (.75% for the first $250 million, .72% for the next $750 million, .70% for the next $1.5 billion, .68% for the next $2.5 billion, .65% for the next $2.5 billion, .64% for the next $2.5 billion, .63% for the next $2.5 billion and .62% over $12.5 billion). SKI pays ZIML for its services as sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio a sub-advisory fee, payable monthly, at an annual rate of .35 of 1% and .30 of 1%, respectively, of the average daily net assets of such Portfolios. SKI pays DVM for its services as sub-adviser for the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios a sub-advisory fee, payable monthly, at the annual rate of .24% of the first $250 million of each Portfolio's average daily net assets, .23% of the average daily net assets between $250 million and $1 billion, .224% of average daily net assets between $1 billion and $2.5 billion, .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of each Portfolio's average daily net assets over $12 billion.

SCUDDER VARIABLE LIFE INVESTMENT FUND

For its advisory services to the Portfolios, SKI receives compensation monthly at the following annual rate for each Portfolio:

                                                     PERCENT OF THE AVERAGE
                                                     DAILY NET ASSET VALUES
                     PORTFOLIO                         OF EACH PORTFOLIO
                     ---------                       ----------------------
Scudder VLIF Global Discovery.......................         .975%
Scudder VLIF Growth and Income......................         .475%
Scudder VLIF International..........................         .875%
Scudder VLIF Capital Growth.........................         .475%

JANUS ASPEN SERIES

Janus Capital Corporation receives a monthly advisory fee for the Janus Growth Portfolio and Janus Growth and Income Portfolio based on the following schedule (expressed as an annual rate):

     AVERAGE DAILY NET
    ASSETS OF PORTFOLIO       ANNUAL RATE
    -------------------       -----------
First $300,000,000..........     .75%
Next $200,000,000...........     .70%
Over $500,000,000...........     .65%

However, Janus Capital Corporation has agreed to reduce each of the above Portfolios' advisory fees to the extent that such fee exceeds the effective rate of a fund managed by Janus Capital Corporation with similar investment objective and policies.

WARBURG PINCUS TRUST

Warburg Pincus Asset Management, Inc. receives a monthly advisory fee based upon the average daily net assets of each Warburg Portfolio, as follows:

Emerging Markets .81% and Post-Venture Capital 1.07% (after waivers and/or reimbursements).

CHANGE OF INVESTMENTS


We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to an Owner's interest in a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of policies, or may permit a conversion between series or classes of policies on the basis of requests made by Owners.



We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.



If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.


PERFORMANCE INFORMATION


The Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise standardized "average annual total return" and nonstandardized "total return." The Kemper High Yield Subaccount, Kemper Government Securities Subaccount and Kemper Investment Grade Bond Subaccount may also advertise "yield". The Kemper Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of a Subaccount's future performance.



Standardized average annual total return and nonstandardized total return calculations measure a Subaccount's net income plus the effect of any realized or unrealized appreciation or depreciation of the Subaccount's underlying investments. Standardized average annual total return and nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable. In addition, we will show standardized average annual total return for the life of the Subaccount, meaning the time the underlying Portfolio has been held in the Subaccount. We will show nonstandardized total return for the life of the Portfolio, meaning the time the underlying Portfolio has been in existence. Standardized average annual total return will be current to the most recent calendar quarter. Nonstandardized total return will be current to the most recent calendar month. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount investment over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period.



Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Kemper Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period, compounded on a semi-annual basis. The effective yield for the Kemper Money Market Subaccount is calculated similarly, but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The Kemper Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.



The Subaccounts' units are sold at Accumulation Unit value. The Subaccounts' performance figures and Accumulation Unit values fluctuate. Subaccount units are redeemable by an Owner at Accumulation Unit value, which may be more or less than original cost. The performance figures reflect the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first seven years may be subject to a Withdrawal Charge that ranges from 7% the first year to 0% after seven years. Yield, effective yield and nonstandardized total return figures do not include the effect of any Withdrawal Charge that may be imposed upon the redemption of units, and thus may be higher than if such charges were deducted. Standardized average annual total return figures include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period.


The Subaccounts may be compared to relevant indices and performance data from independent sources. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.

Additional information concerning a Subaccount's performance and these indices and independent sources is provided in the Statement of Additional Information.

                              FIXED ACCOUNT OPTION


Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.



Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account, unless we refer to fixed accumulation and annuity elements.



We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate of 3%. At our discretion, We may credit interest in excess of 3%. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.


                                 THE CONTRACTS

A. GENERAL INFORMATION.


The minimum initial Purchase Payment is $1,000, and the minimum subsequent payment is $500. The minimum subsequent payment is $100 if an Owner authorizes us to draw on an account via check or electronic debit. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.



We may at any time amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.



An Owner may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date the Owner receives the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Separate Account Contract Value plus amounts allocated to the General Account and the Guarantee Periods on the date We receive the returned Contract, without any deduction for Withdrawal Charges or Records

Maintenance Charges. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.



During the Accumulation Period, the Owner may assign the Contract or change a Beneficiary at any time by signing our form. No assignment or Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment will subject the Owner to immediate tax liability and may subject the Owner to a 10% tax penalty. (See "Tax Treatment of Withdrawals, Loans and Assignments.")



Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.



The Owner designates the Beneficiary. If the Annuitant or Owner dies, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay the Annuitant's or Owner's estate.



Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.


B. THE ACCUMULATION PERIOD.

1. APPLICATION OF PURCHASE PAYMENTS.


The Owner selects the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit by 3:00 p.m. Chicago time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them. However, with respect to initial Purchase Payments, the amount is credited only after we determine to issue the Contract, but no later than the second day after we receive the Purchase Payment. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment.



The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge. The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five
(5) business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the five (5) day period, we will return the initial Purchase Payment to the Owner, unless the Owner consents to our retaining the Purchase Payment until the application is completed.



We will issue a Contract without a signed application if:



     - a dealer provides us with application information, electronically or in writing



     - we receive the initial Purchase Payment



     - the Owner confirms in writing, after the Contract is delivered, that all information in the Contract is correct.


2. ACCUMULATION UNIT VALUE.


Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount's Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.



The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.


Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.


The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:



     (1 / 2) - 3, where:


     (1) is the net result of:


         - the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus


         - the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus


         - a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period;



     (3) is the factor representing the mortality and expense risk and administration charges.


3. GUARANTEE PERIODS OF THE MVA OPTION.


An Owner may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate which will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.



The following example illustrates how we credit Guarantee Period interest.


                EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment:              $40,000
Guarantee Period:              5 Years
Guaranteed Interest Rate:      4.0% Effective Annual Rate

                             INTEREST CREDITED       CUMULATIVE
YEAR                            DURING YEAR       INTEREST CREDITED
----                         -----------------    -----------------
1........................        $1,600.00            $1,600.00
2........................         1,664.00             3,264.00
3........................         1,730.56             4,994.56
4........................         1,799.78             6,794.34
5........................         1,871.77             8,666.11


Accumulated value at the end of 5 years is:

                        $40,000 + $8,666.11 = $48,666.11


NOTE: THIS EXAMPLE ASSUMES THAT NO WITHDRAWALS ARE MADE DURING THE FIVE-YEAR PERIOD. IF THE OWNER MAKES WITHDRAWALS OR TRANSFERS DURING THIS PERIOD, MARKET VALUE ADJUSTMENTS AND WITHDRAWAL CHARGES APPLY.



THE HYPOTHETICAL INTEREST RATE IS NOT INTENDED TO PREDICT FUTURE GUARANTEED INTEREST RATES. ACTUAL GUARANTEED INTEREST RATES FOR ANY GUARANTEE PERIOD MAY BE MORE OR LESS THAN THOSE SHOWN.



At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless the Owner elects another Guarantee Period within thirty days after the end of the terminating Guarantee Period. The Owner may choose a different Guarantee Period by preauthorized telephone instructions or by giving us written notice. An Owner should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the guarantee period amount available for annuitization is subject to Market Value Adjustments and Withdrawal Charges. (See "Market Value Adjustment" below.)



The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed

Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.



An Owner may call Us at 1-800-621-5001 or write to us at 1 Kemper Drive, Long Grove, Illinois 60049 for the new Guaranteed Interest Rates.


4. ESTABLISHMENT OF GUARANTEED INTEREST RATES.


We declare the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise an Owner of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)



We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See "The MVA Option".) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.



WE MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED.



WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED INTEREST RATES.


5. CONTRACT VALUE.


On any Valuation Date, Contract Value equals the total of:



     - the number of Accumulation Units credited to each Subaccount times



     - the value of a corresponding Accumulation Unit for each Subaccount plus



     - the Owner's Accumulated Guarantee Period Value in the MVA Option plus



     - the Owner's interest in the Fixed Account.


6. TRANSFER DURING ACCUMULATION PERIOD.


During the Accumulation Period, an Owner may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:



     - the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

     - the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;



     - transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts;



     - transfers from the Fixed Account may be made one time during the Contract Year during the thirty days following an anniversary of a Contract Year.



We reserve the right to charge a $25 fee for each transfer in excess of 12 transfers per calendar year. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within thirty days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.



We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, an Owner bears the risk of loss in the event of a fraudulent telephone transfer.



If an Owner authorizes a third party to transact transfers on the Owner's behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.



An Owner may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in the Owner's predefined allocation elections. Transfers under this program are not be subject to the $100 minimum transfer limitation. An election to participate in the automatic asset reallocation program must be in writing on our form and returned to Us.

7. WITHDRAWAL DURING ACCUMULATION PERIOD.


The Owner may redeem some or all of the Contract Value and previous withdrawals, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See "Federal Tax Matters.") A withdrawal of the entire Contract Value is called a surrender.



In any Contract Year, an Owner may withdraw, without Withdrawal Charge, up to the greater of:



     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and



     - 10% of the Contract Value.



If the Owner withdraws a larger amount, the Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge is:



     - 7% in the first Contribution Year



     - 6% in the second Contribution Year



     - 5% in the third and fourth Contribution Years



     - 4% in the fifth Contribution Year



     - 3% in the sixth Contribution Year



     - 2% in the seventh Contribution Year



     - 0% in the eighth and later Contribution Years



If Contract Value is allocated to more than one investment option, an Owner must specify the source of the partial withdrawal. If an Owner does not specify the source, we redeem Accumulation Units on a pro rata basis from all investment options in which the Owner has an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.



Partial withdrawals are subject to the following:



     - Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.



     - The minimum withdrawal is $100 (before any Market Value Adjustment), or the Owner's entire interest in the investment option(s) from which withdrawal is requested.



     - The Owner must leave at least $500 in each investment option from which the withdrawal is requested, unless the total value is withdrawn.



Election to withdraw shall be made in writing to us at Suite 102, 1290 Silas Deane Highway, Wethersfield, CT 06109 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within seven (7) days after we receive the request. However, we may suspend withdrawals or delay payment:



     - during any period when the New York Stock Exchange is closed



     - when trading in a Portfolio is restricted or the SEC determines that an emergency exists



     - as the SEC by order may permit.



For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.


8. MARKET VALUE ADJUSTMENT.


Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected during the "free look" period or within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. The Market Value Adjustment applies before deduction of a Withdrawal Charge.



The Market Value Adjustment reflects the relationship between (a) the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Market Adjusted Value and results in a lower payment. Thus, if interest rates increase, the withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Market Adjusted Value and results in a higher payment.



The Market Value Adjustment (MVA) uses this formula:


                         (1 + I)
  MVA =  MPV  X  [    [  -------  ]  (t/365)  -1    ]
                         (1 + J)

     Where I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (MPV) subject to the Market Value Adjustment,


     J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and


     t is the number of days remaining in the Guarantee Period.

For an illustration showing an upward and a downward adjustment, see Appendix A.

9. GUARANTEED DEATH BENEFIT.


We will pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:



     - the Owner, or a joint owner, dies



     - the Annuitant dies with no living contingent annuitant



     - the contingent annuitant dies after the Annuitant



The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable. If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greater of the following:



     - Purchase Payments, minus all previous withdrawals



     - Contract Value



     - Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased's age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death



     - the greatest anniversary value before death



The greatest anniversary value equals:



     - the highest of the Contract Values on each Contract anniversary prior to the deceased's age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus



     - withdrawals since that anniversary.



We pay Contract Value to the Beneficiary if the Owner or Annuitant dies after age 91. The Owner or Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under "Annuity Options" below.



For Non-Qualified Plan Contracts, if the Beneficiary is the Owner's surviving spouse, the surviving spouse may elect to be treated as the successor Owner of the Contract with no requirement to begin Death Benefit distribution.


10. GUARANTEED RETIREMENT INCOME BENEFIT.


Guaranteed Retirement Income Benefit (GRIB) is an optional Contract benefit. GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. The Owner must elect GRIB on the initial Contract application. GRIB may be discontinued after the seventh Contract anniversary by written notice to us. Once discontinued, GRIB may not be elected again.

GRIB may be exercised only within thirty days after the seventh or later Contract anniversary. In addition, GRIB must be exercised between the Annuitant's 60th and 91st birthdays. However, if the Annuitant is younger than age 44 on the Date of Issue, GRIB may be exercised after the Contract's 15th Anniversary.



GRIB payments are based on the greater of:



     - the income provided by applying the GRIB base to the guaranteed annuity factors; and



     - the income provided by applying Contract Value to the current annuity factors.



The GRIB base is the greater of:



     - Purchase Payments minus all previous withdrawals



     - Contract Value



     - Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant's age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date



     - the greatest anniversary value before the exercise date



The greatest anniversary value equals:



     - the highest of the Contract Values on each Contract anniversary prior to the Annuitant's age 81, plus



     - the dollar amount of any Purchase Payments made since that anniversary, minus



     - withdrawals since that anniversary.



The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the "Annuity 2000" table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.50% is assumed.



Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided by applying Contract Value to current annuity factors.

GRIB is paid for the life of the Annuitant with a period certain based on the Annuitant's age at the GRIB exercise date and the type of Contract, as follows:



                     PERIOD CERTAIN YEARS
                 -----------------------------
ANNUITANT'S AGE    QUALIFIED     NON-QUALIFIED
  AT EXERCISE    PLAN CONTRACT   PLAN CONTRACT
---------------  -------------   -------------
   15 to 75           10              10
      76               9              10
      77               8              10
      78               7              10
      79               7              10
      80               7              10
      81               7               9
      82               7               8
      83               7               7
      84               6               6
   85 to 90            5               5


                         CONTRACT CHARGES AND EXPENSES


We deduct the following charges and expenses:



     - mortality and expense risk



     - administrative expenses



     - Records Maintenance Charge



     - Withdrawal Charge



     - Guaranteed Retirement Income Benefit charge, if elected



Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by the Owner.


A. CHARGES AGAINST THE SEPARATE ACCOUNT.


1. MORTALITY AND EXPENSE RISK CHARGE.



We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses incurred by Us.



The mortality risk we assume arises from two contractual obligations. First, if the Owner or Annuitant dies before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See "Guaranteed Death Benefit", page 29) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.



We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. ADMINISTRATIVE COSTS.



We assess each Subaccount a daily asset charge for administrative costs at a rate of .15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract



3. RECORDS MAINTENANCE CHARGE.



We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:



     - at the end of each Contract Year,



     - on Contract surrender and



     - upon annuitization.



However, We do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.



This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.



The Records Maintenance Charge is assessed equally among all investment options in which the Owner has an interest.



4. WITHDRAWAL CHARGE.



We do not deduct a sales charge from any Purchase Payment. However, a Withdrawal Charge covers Contract sales expenses, including commissions and other promotion and acquisition expenses.



Each Contract Year, an Owner may withdraw, without Withdrawal Charge, the greater of:



     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and



     - 10% of the current Contract Value.



If the Owner withdraws a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:



           CONTRIBUTION             WITHDRAWAL
               YEAR                   CHARGE
           ------------             ----------
 First.............................     7%
 Second............................     6%
 Third.............................     5%
 Fourth............................     5%
 Fifth.............................     4%
 Sixth.............................     3%
 Seventh...........................     2%
 Eighth and following..............     0%



Purchase Payments are deemed surrendered in the order in which they were received.



When a withdrawal is requested, the Owner receives a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to the Owner.



Because Contribution Years are based on the date each Purchase Payment is made, Owners may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see "Withdrawal During Accumulation Period.")



Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:



     - after an Owner has been confined in a hospital or skilled health care facility for at least thirty days and the Owner remains confined at the time of the request;



     - within thirty days following an Owner's discharge from a hospital or skilled health care facility after a confinement of at least thirty days; or



     - if the Owner or Annuitant becomes disabled after the Contract is issued and before age 65.



Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.



The Withdrawal Charge compensates us for Contract distribution expense. Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.



The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if the Owner selects Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years.

We may reduce or eliminate the Withdrawal Charge if We anticipate that We will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. No Withdrawal Charge applies to Contracts sold to officers, directors and employees of KILICO and Investors Fund Series (IFS), IFS investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.



5. GUARANTEED RETIREMENT INCOME BENEFIT CHARGE.



The annual charge for GRIB is 0.25% of Contract Value. We deduct a pro rata portion of the charge on each Contract Quarter anniversary. The quarterly charge is deducted pro rata from the investment options in which the Owner has an interest. We no longer charge for GRIB after the Annuitant's 91st birthday.



6. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.



Each Portfolio's net asset value reflects the deduction of investment management fees and certain general operating expenses. Subject to limitations, Owners indirectly bear these fees and expenses. Investment management fees appear on page 7. Further detail is provided in the attached prospectuses for the Portfolios and the Funds' Statements of Additional Information.



7. STATE PREMIUM TAXES.



Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If We pay state premium taxes, we may charge the amount paid against Contract Value upon annuitization. See "Appendix--State Premium Tax Chart" in the Statement of Additional Information.



8. EXCEPTIONS.



We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, We guarantee that they will not increase. We bear the risk that such charges will not cover Our costs. On the other hand, should such charges exceed Our costs, We will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.



We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administrative charges, for certain sales that may result in cost savings. Reductions in these fees and charges will not unfairly discriminate against any Owner.

                               THE ANNUITY PERIOD


In addition to GRIB, Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust).


1. ANNUITY PAYMENTS.


Annuity payments are based on:



     - the annuity table specified in the Contract,



     - the selected Annuity Option, and



     - the investment performance of the selected Subaccount(s) (if variable annuitization is elected).



Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. Annuity payments may be subject to a Withdrawal Charge. (For additional details, see "Withdrawal Charge.")


2. ANNUITY OPTIONS.


The Owner may elect one of the Contract's Annuity Options. The Owner may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments before the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust). The Owner may change the Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments are made in accordance with Option 3 below with a ten (10) year period certain. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the net proceeds available to apply under an Annuity Option are less than $2,000. In addition, if the first monthly payment is less than $25, we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $25.



The amount of periodic annuity payments may depend upon:



     - the Annuity Option selected;



     - the age and sex of the payee; and



     - the investment experience of the selected Subaccount(s).



     For example:



        - if Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

        - if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.



        - if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.



        - if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.



The age of the payee also influences the amount of periodic annuity payments because an older payee is expected to have a shorter life span, resulting in larger payments. The sex of the payee influences the amount of periodic payments because females live longer than males, resulting in smaller payments. Finally, if the Owner participates in a Subaccount with higher investment performance, it is likely the Owner will receive a higher periodic payment.



If the Owner dies before the Annuity Date, available Annuity Options are limited. The Annuity Options available are:



     - Option 2 or



     - Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from the Owner's death).



If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of the Owner's death. The Death Benefit distribution must begin no later than one year from the Owner's death, unless a later date is prescribed by federal regulation.


OPTION 1--INCOME FOR SPECIFIED PERIOD.


Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the payee's death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the daily asset charges for mortality and expense risks and administrative costs.



Payees may elect to cancel all or part of the remaining payments due under Option 1. We will then pay the discounted value of the remaining payments.


OPTION 2--LIFE INCOME.


Option 2 provides for an annuity over the lifetime of the payee. If Option 2 is elected, annuity payments terminate automatically and immediately on the payee's death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED.



Option 3 provides an annuity payable monthly during the payee's lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified maybe five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.


OPTION 4--JOINT AND SURVIVOR ANNUITY.


Option 4 provides an annuity payable monthly while both payees are living. Upon either payee's death, the monthly income payable continues over the life of the surviving payee at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving payee's death without regard to the number or total amount of payments received.



3. ALLOCATION OF ANNUITY.



The Owner may elect payments on a fixed or variable basis, or a combination. Any Fixed Account Contract Value or Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. An Owner may exercise the transfer privilege during the Accumulation Period. Transfers during the Annuity Period are subject to certain limitations.


4. TRANSFER DURING ANNUITY PERIOD.


During the Annuity Period, the payee may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:



     - Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.



     - All interest in a Subaccount must be transferred.



     - If We receive notice of transfer to a Subaccount more than seven (7) days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.



     - If We receive notice of transfer to a Subaccount less than seven (7) days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.



     - Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least thirty (30) days prior to the anniversary.



A Subaccount's Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5. ANNUITY UNIT VALUE.


Annuity Unit value is determined independently for each Subaccount.



Annuity Unit value for any Valuation Period is:



     - Annuity Unit value for the preceding Valuation Period times



     - the net investment factor for the current Valuation Period times



     - an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract's annuity tables.



The net investment factor for a Subaccount for any Valuation Period is:



     - the Subaccount's Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by



     - the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.


6. FIRST PERIODIC PAYMENT UNDER VARIABLE ANNUITY.


When annuity payments begin, the value of the Owner's Contract interest is:



     - Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due times



     - the number of Accumulation Units credited at the end of the Valuation Period minus



     - premium taxes and Withdrawal Charges



The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.



A 2.5% per annum rate of investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.


7. SUBSEQUENT PERIODIC PAYMENTS UNDER VARIABLE ANNUITY.


Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.


8. FIXED ANNUITY PAYMENTS.


Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.



9. DEATH PROCEEDS.



If the payee dies after the Annuity Date while the Contract is in force, the death proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")


                              FEDERAL INCOME TAXES

A. INTRODUCTION


This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.



This discussion does not address state or local tax consequences associated with buying a Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.



B. OUR TAX STATUS



We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company". Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD


Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Plan Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:



     - the Contract must be owned by an individual

     - Separate Account investments must be "adequately diversified"



     - We, rather than the Owner, must be considered the owner of Separate Account assets for federal tax purposes, and



     - annuity payments must appropriately amortize Purchase Payments and Contract earnings.



NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.



Additional exceptions to this rule include:



     - contracts acquired by a decedent's estate



     - certain Qualified Plan Contracts



     - Contracts purchased by employers at termination of certain qualified plans



     - Contracts used with structured settlement agreements



     - Contracts purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually.



DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between Contract Value and Purchase Payments.



Although we do not control Fund investments, we expect the Fund will comply with these regulations so that the Separate Account will be considered "adequately diversified."



OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. In those circumstances, income and gains from separate account assets are includible in the owner's gross income. The IRS, in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no investor control guidance is available.

We may modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the Separate Account assets.



DELAYED ANNUITY DATES. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age, E.G., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in the Owner's income.



The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS


Partial withdrawals from a Non-Qualified Plan Contract are includible in income if Contract Value before the withdrawal exceeds the "investment in the contract." Full withdrawals are also includible in income if they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus amounts previously received from the Contract.



Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If an individual transfers a Contract interest without adequate consideration to someone other than the Owner's spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between Contract Value and the "investment in the contract." In this case, the transferee's investment in the contract is increased to reflect the increase in the transferor's income.



The Contract's death benefit may exceed Purchase Payments or Contract Value. As described in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion) could be treated as a partial withdrawal.



There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.


3. TAXATION OF ANNUITY PAYMENTS


Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to expected value of all annuity payments.



Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.



4. TAXATION OF DEATH BENEFITS



Amounts may be distributed upon the Owner's or Annuitant's death. Before the Annuity Date, death benefits are includible in income and:



     - if distributed in a lump sum are taxed like a full withdrawal, or



     - if distributed under an annuity option are taxed like annuity payments.



After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:



     - if received in a lump sum are includible in income if they exceed the unrecovered investment, or



     - if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.



Thereafter, all annuity payments are fully includible in income.


5. PENALTY TAX ON PREMATURE DISTRIBUTIONS


A 10% penalty tax applies to a taxable payment from a Non-Qualified Plan Contract unless:



     - received on or after the Owner reaches age 59 1/2



     - attributable to the Owner's disability



     - made to a Beneficiary after the Owner's death or, for non-natural Owners, after the primary Annuitant's death



     - made as a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the Annuitant or for the joint lives (or joint life expectancies) of the Annuitant and designated Beneficiary



     - made under a Contract purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually



     - made with annuities used with structured settlement agreements

6. AGGREGATION OF CONTRACTS


The taxable amount of an annuity payment or withdrawal from a Non-Qualified Plan Contract is determined by combining some or all of the Non-Qualified Plan Contracts owned by an individual. For example, if a person purchases a Contract and also purchases an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.


7. LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS


For Contracts issued after June 8, 1997 to a non-natural owner, otherwise deductible interest may no longer be deductible by the owner. However, this interest deduction disallowance does not affect Contracts generating taxable income. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.


D. QUALIFIED PLANS


Qualified Plan Contracts are used with retirement plans which receive favorable tax treatment as Individual Retirement Annuities, Simplified Employee
Pensions -- IRAs or as Roth Individual Retirement Annuities ("Qualified Plans"). Numerous special tax rules apply to Qualified Plans and to Qualified Plan Contracts. Therefore, We make no attempt to provide more than general information about the use of Qualified Plan Contracts.



The tax rules applicable to Qualified Plans vary according to the type, terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Plan Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the permitted contribution, and the corresponding deduction or exclusion, are limited under Qualified Plans. In Qualified Plan Contracts, the Owner and Annuitant must be the same individual. If a joint Annuitant is named and the Annuitant is alive, all distributions must be made to the Annuitant. Also, if the joint Annuitant is not the Annuitant's spouse, the annuity options may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.



Under a Qualified Plan Contract, rules specify the form of distribution and commencement dates. An excise tax is imposed for failure to comply with minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2.



A 10% penalty tax may apply to the taxable amount of payments from Qualified Plan Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:



     - received after the Owner reaches age 59 1/2



     - received after the Owner's death or because of the Owner's disability



     - made as a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary



In addition, the penalty tax does not apply to certain distributions taken after December 31, 1997 used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. Owners wishing to take a distribution for these purposes should consult their tax adviser. Other exceptions may apply.



Qualified Plan Contracts are amended to conform to plan requirements. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.


1. QUALIFIED PLAN TYPES


We issue Contracts for the following types of Qualified Plans.



INDIVIDUAL RETIREMENT ANNUITIES. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund an "Education IRA."



IRAs generally may not provide life insurance coverage, but they may provide a death benefit that equals the greater of the premiums paid and the contract value. The Contract's death benefit may exceed Purchase Payments or Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts and failing IRA requirements.



SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should seek tax competent advice.

ROTH IRAS. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in that:



     - Roth IRA contributions are never deductible,



     - "qualified distributions" from a Roth IRA are excludable from income,



     - different eligibility and mandatory distribution requirements apply,



     - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code.



For a rollover from a non-Roth IRA to a Roth IRA, amounts which would have been includible in gross income but for the qualified rollover contribution are includible in gross income, without application of the 10 percent penalty tax.



An IRA may be converted into a Roth IRA without taking a distribution. An individual may convert by notifying the IRA issuer or trustee. The conversion of an IRA to a Roth IRA is a special type of qualified rollover distribution. Hence, the IRA participant must be eligible for a qualified rollover distribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.



Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is:



     - a payment or distribution



        -- made after the Owner attains age 59 1/2,



        -- made after the Owner's death,



        -- attributable to the Owner being disabled, or



        -- a qualified first-time homebuyer distribution under the Code.



     - a payment or distribution made in a taxable year that is five years or more after



        -- the first taxable year for which a contribution was made to the Owner's Roth IRA, or



        -- the first taxable year for which rollover was made to the Owner's
           Roth IRA. A non-qualified distribution from a Roth IRA is generally taxed like a distribution from an IRA. Distributions from a Roth IRA need not commence at age 70 1/2.


E. FEDERAL INCOME TAX WITHHOLDING


We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.


                           DISTRIBUTION OF CONTRACTS


The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:



        Investors Brokerage Services, Inc. ("IBS")

        1 Kemper Drive
        Long Grove, Illinois, 60010


IBS is our wholly-owned subsidiary. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different investment options.


                                 VOTING RIGHTS


Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.



Owners have voting rights in a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants' voting rights decrease as Annuity Units decrease.

                    REPORTS TO CONTRACT OWNERS AND INQUIRIES


After each Contract anniversary, we send Owners a statement showing amounts credited to each Subaccount and to the Fixed Account Option. In addition, Owners transferring amounts among the investment options or making additional payments receive written confirmation of these transactions. We will also send a current statement upon Owner request. Owners are also sent annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which the Owner invests and a list of the securities held by that Portfolio. In addition, we calculate for an Owner the portion of a total amount that must be invested in a selected Guarantee Period so that the portion grows to equal the original total amount at the expiration of the Guarantee Period.



An Owner may direct inquiries to the selling agent or may call 1-800-621-5001 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.


                             DOLLAR COST AVERAGING


Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The Dollar Cost Averaging program is available only during the Accumulation Period. An Owner may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. An Owner may enroll any time by completing our Dollar Cost Averaging form. Transfers are made on the second Tuesday of the month. We must receive the enrollment form at least five (5) business days before the transfer date.



An Owner participating in the Dollar Cost Averaging program may allocate all or a portion of the initial Purchase Payment to the Kemper Money Market Subaccount #2. This is the only Subaccount with no deduction for the 1.40% charge for mortality and expense risks and administrative costs. The Owner must transfer all Subaccount Value out of Kemper Money Market Subaccount #2 within one year from the initial Purchase Payment. If an Owner terminates Dollar Cost Averaging or does not deplete all Subaccount Value in Kemper Money Market Subaccount #2 within one year, we automatically transfer any remaining Subaccount Value to Kemper Money Market Subaccount #1.



The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.



Dollar Cost Averaging ends if:



     - the number of designated monthly transfers has been completed



     - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred

     - we receive the Owner's written termination at least five (5) business days before the next transfer date



     - the Contract is surrendered or annuitized.



If the Fixed Account balance is at least $10,000, an Owner may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. An Owner may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten (10) days before the end of the calendar quarter.



Dollar Cost Averaging is not available during the Annuity Period.


                           SYSTEMATIC WITHDRAWAL PLAN


We offer a Systematic Withdrawal Plan ("SWP") allowing Owners to pre-authorize periodic withdrawals during the Accumulation Period. Owners instruct us to withdraw selected amounts from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available to Owners who request a minimum $100 periodic payment. A market value adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. Owners interested in SWP may obtain an application and information concerning this program and its restrictions from us or their agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by the Owner or us.


                                    EXPERTS

                          [TO BE UPDATED BY AMENDMENT]



The consolidated balance sheet of KILICO as of December 31, 1997 and the related consolidated statements of operations, stockholder's equity, and cash flows for the year ended December 31, 1997 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The consolidated balance sheet of KILICO as of December 31, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the period from January 4, 1996 to December 31, 1996 and for the year ended December 31, 1995 have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG LLP covering KILICO's financial statements referred to above contains an explanatory paragraph that states as a result of the acquisition of its parent, Kemper Corporation, the consolidated financial information for the period after the acquisition is presented on a different cost basis than that for the period before the acquisition and, therefore, is not comparable.


                                 LEGAL MATTERS


Legal matters with respect to Our organization, Our authority to issue annuity contracts and the validity of the Contract have been passed upon by Frank Julian, our Associate General Counsel. Jorden Burt Boros Cicchetti Berenson & Johnson, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.


                             SPECIAL CONSIDERATIONS


We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify the Owner in writing of these amendments.



An Owner's rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. The Owner is solely responsible for the validity or effect of any assignment. The Owner, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.


                             AVAILABLE INFORMATION


We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.



We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about Us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.

                                    BUSINESS

                          [TO BE UPDATED BY AMENDMENT]


CORPORATE STRUCTURE


KEMPER INVESTORS LIFE INSURANCE COMPANY ("KILICO"), founded in 1947, is incorporated under the insurance laws of the State of Illinois. KILICO is licensed in the District of Columbia and all states except New York. KILICO is a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a nonoperating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Holding Company of America, which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich"). Zurich is a wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS was formed in the September, 1998 merger of the Zurich Group with the financial services business of B.A.T. Industries. ZFS is owned by Zurich Allied A.G. and Allied Zurich p.l.c. fifty-seven percent and forty-three percent, respectively.


CORPORATE CONTROL EVENTS

On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of that change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore KILICO. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and KILICO became wholly-owned subsidiaries of Zurich.

The acquisition of KILICO was accounted for using the purchase method of accounting. The consolidated financial statements of KILICO prior to January 4, 1996, were prepared on a historical cost basis and have been labeled as "preacquisition" throughout this Prospectus.

Under purchase accounting, KILICO's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the allocated cost of $745.6 million of acquiring KILICO and the net fair values of KILICO's assets and liabilities as of the acquisition date resulted in $254.9 million of goodwill. KILICO originally began to amortize goodwill on a straight-line basis over twenty-five years, however, in the fourth quarter of 1997, KILICO changed its amortization period to twenty years. The change in amortization periods was made to conform to Zurich's accounting practices and policies and resulted in an increase in goodwill amortization of $5.1 million in 1997. KILICO has presented January 4, 1996 (the acquisition date) as the opening purchase accounting balance sheet for comparative purposes, where appropriate, throughout this Prospectus.

Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.

(See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements below.)

STRATEGIC INITIATIVES

Since the early 1990's, KILICO has intensified the management of its real estate-related investments due to adverse market conditions. KILICO also successfully implemented strategies over the last several years to reduce both its joint venture operating losses and the level of its real estate-related investments. These strategies included individual property sales, refinancings and restructurings, as well as bulk sale transactions completed in December 1995 in anticipation of the 1996 change in control. As a result of these strategies, KILICO reduced its holdings of real estate-related investments from 36.2 percent of its total invested assets and cash at year-end 1991 to 4.9 percent at year-end 1997.


The management, operations and strategic directions of KILICO were also integrated by the end of 1993 with those of another Kemper subsidiary, Federal Kemper Life Assurance Company ("FKLA"). The integration streamlined management, controlled costs, improved profitability, increased operating efficiencies and productivity, and helped to expand both companies' distribution capabilities. Headquartered in Long Grove, Illinois, FKLA markets term and interest-sensitive life insurance, as well as certain annuity products through brokerage general agents and other independent distributors.


Beginning in 1995, KILICO also began to introduce and expand new and existing product lines. In late 1995, KILICO began to sell term life insurance products in order to balance its product mix and asset-liability structure. Over the last three years, KILICO increased the competitiveness of its variable annuity products by adding multiple variable subaccount investment options and investment managers to existing variable annuity products. In 1996, KILICO introduced a registered flexible individual variable life insurance product and in 1997 KILICO introduced a non-registered individual and group variable bank-owned life insurance contract ("BOLI") and a series of individual variable life insurance contracts.

NARRATIVE DESCRIPTION OF BUSINESS

KILICO offers both individual fixed-rate (general account) and individual and group variable (separate account) annuity contracts, as well as individual term life, universal life and individual and group variable life insurance products through various distribution channels. KILICO offers investment-oriented products, guaranteed returns or a combination of both, to help policyholders meet multiple insurance and financial objectives. Financial institutions, securities brokerage firms, insurance agents and financial planners are important distribution channels for KILICO's products. KILICO's sales mainly consist of deposits received on certain long duration annuity and variable life insurance contracts as well as reinsurance premiums assumed from FKLA beginning in 1996. (See note captioned "Reinsurance" in the notes to the consolidated financial statements and see the table captioned "Sales" below.)

KILICO's fixed and variable annuities generally have surrender charges that are a specified percentage of policy values and decline as the policy ages. General account annuity and interest-sensitive life policies are guaranteed to accumulate at specified interest rates but allow for periodic crediting rate changes.

Over the last several years, in part reflecting the current interest rate environment, KILICO has increased its emphasis on marketing its existing and new separate account products. Unlike the fixed-rate annuity business where KILICO manages spread revenue, variable annuities pose minimal investment risk for KILICO, as policyholders invest in one or more of several underlying investment funds. KILICO, in turn, receives administrative fee revenue as well as cost of insurance charges which compensate KILICO for providing life insurance coverage to the contractholder potentially in excess of their cash surrender values.

As a result of this strategy, KILICO's separate account assets and related sales of its variable annuity and life products have increased as follows (in millions):

                                              DECEMBER 31       JANUARY 4
                                          -------------------   ----------
                                            1997       1996        1996
                                            ----       ----        ----
Separate account assets.................  $5,122.0   $2,127.2    $1,761.1
                                          ========   ========    ========

                                               YEAR ENDED DECEMBER 31
                                         ----------------------------------
                                                             PREACQUISITION
                                                             --------------
                                           1997      1996         1995
                                           ----      ----         ----
Variable annuity sales.................  $  259.8   $254.6      $  151.1
Variable life sales....................   2,708.6       .2            --
                                         --------   ------      --------
  Total separate account sales.........  $2,968.4   $254.8      $  151.1
                                         ========   ======      ========

Rating improvements in 1996 (see "Rankings and ratings" below) and the 1996 change in control also helped to increase KILICO's sales in 1997 and 1996, compared with 1995.

In order to increase variable annuity sales, KILICO introduced Kemper PASSPORT in 1992. Kemper PASSPORT is a variable and market value adjusted annuity featuring a choice of investment portfolios, an increasing estate benefit, tax-free transfers and guaranteed rates for a variety of terms. In 1994, KILICO changed Kemper PASSPORT from a single premium annuity to one with a flexible premium structure and also added a small capitalization equity subaccount as another investment portfolio option. In 1995 and 1996, KILICO also added several new subaccounts and new investment managers as investment portfolio choices for certain purchasers of the Kemper Advantage III variable annuity product. During late 1996, KILICO introduced POWER V, a registered flexible premium variable life insurance product. During mid-1997, KILICO also introduced variable BOLI which is primarily marketed to banks and other large corporate entities and a series of non-registered variable individual universal life insurance contracts which are marketed primarily to high net worth individuals. These products are being distributed by Investors Brokerage Services, Inc., ("IBS") a wholly-owned subsidiary of KILICO. Excluding these contracts distributed by IBS which accounted for $2,705.8 million of KILICO's first year sales, INVEST Financial Corporation, ("INVEST") an affiliated company until June 28, 1996, and certain other unrelated companies of INVEST's new parent First American National Bank, and EVEREN Securities, Inc., an affiliated company until September 13, 1995, accounted for approximately 23.0 percent and 5.0 percent, respectively, in 1997 of KILICO's first-year sales, compared with 24 percent and 12 percent, respectively, in 1996.

Current crediting rates, a conservative investment strategy and the interest rate environment have impacted general account annuity sales for KILICO over the last several years. KILICO's general account fixed annuity sales were as follows (in millions):

                                                YEAR ENDED DECEMBER 31
                                           --------------------------------
                                                             PREACQUISITION
                                                             --------------
                                            1997     1996         1995
                                            ----     ----         ----
General account fixed annuity sales......  $145.7   $140.6       $247.6
                                           ======   ======       ======

Beginning in early 1995, KILICO began raising crediting rates on certain of its existing and new general account products, reflecting both competitive conditions and a rising interest rate environment. As a result of these actions, sales of general account annuities increased. During late 1995, as interest rates fell, KILICO began reducing crediting rates on certain of its existing and new general account products reflecting both competitive conditions and the falling interest rate environment. As a result of these events, as well as a strong stock and bond market during 1996 and most of 1997, which influenced potential buyers of fixed annuity products to purchase variable annuity products, sales of general account annuities have increased only slightly in 1997, compared with 1996.

Beginning in 1995, KILICO began to sell term life insurance products in order to balance its product mix and asset-liability structure. During 1997 and 1996, KILICO also assumed $21.1 million and $7.3 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, net of reinsurance ceded, amounted to $1.1 million in 1997, compared with $565 thousand in 1996 and $236 thousand in 1995.


FEDERAL INCOME TAX DEVELOPMENTS


In early 1998, the Clinton Administration's Fiscal Year 1998 Budget ("Budget") was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities and variable life insurance contracts. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, certain of KILICO's non-qualified fixed and variable annuities and certain of its variable life insurance products, including BOLI and the nonregistered individual variable universal life insurance contract introduced during 1997, may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Additionally, sales of such products during 1998 may also be negatively impacted until the likelihood of the current proposals being enacted into law has be determined.

YEAR 2000 COMPLIANCE

Many existing computer programs were originally designed without considering the impact of the year 2000 and currently use only two digits to identify the year in the date field. This issue affects nearly all companies and organizations and could cause computer applications and systems to fail or create erroneous results to occur for any transaction with a date of January 1, 2000, or later.

Many companies must undertake major projects to address the year 2000 issue and each company's costs and uncertainties will depend on a number of factors, including its software and hardware, and the nature of the industry. Companies must also coordinate with other entities with which they electronically interact, including suppliers, customers, creditors and other financial services institutions.

If a company does not successfully address its year 2000 issues it could face material adverse consequences in the form of lawsuits against the company, lost business, erroneous results and substantial operating problems after January 1, 2000.

KILICO has taken substantial steps over the last several years to ensure that its systems will be compliant for the year 2000. Such steps have included the replacement of older systems with new systems which are already compliant. In 1996, KILICO replaced its investment accounting system and in 1997 KILICO replaced its general ledger and accounts payable system. KILICO has also ensured that new systems developed to support new product introductions in 1996 and 1997 are already year 2000 compliant. Data processing expenses related solely to bringing KILICO's systems in compliance with the year 2000 amounted to $88 thousand in 1997 and KILICO anticipates that it will cost an additional $895 thousand to bring all remaining systems into compliance. KILICO has also undertaken steps which require that all other entities with which KILICO electronically interacts, including suppliers and other financial services institutions, attest in writing to KILICO that their systems are year 2000 compliant.

NAIC RATIOS

The National Association of Insurance Commissioners (the "NAIC") annually calculates certain statutory financial ratios for most insurance companies in the United States. These calculations are known as the Insurance Regulatory Information System ("IRIS") ratios. There presently are twelve IRIS ratios. The primary purpose of the ratios is to provide an "early warning" of any negative developments. The NAIC reports the ratios to state regulators who may then contact the companies if three or more ratios fall outside the NAIC's "usual ranges".

Based on statutory financial data as of December 31, 1997, KILICO had three ratios outside the usual ranges, the change in reserving ratio, the change in premium ratio and the change in product mix ratio. KILICO's change in reserving ratio reflected the level of interest-sensitive life surrenders and withdrawals during 1997, as well as the 1997 reinsurance agreement with FKLA. KILICO's change in premium ratio and change in product mix ratio reflected the $2.7 billion increase in BOLI premiums received during 1997. Other than certain states requesting quarterly financial reporting and/or explanations of the underlying causes for certain ratios, no state regulators have taken any action due to KILICO's IRIS ratios for 1997 or earlier years.

GUARANTY ASSOCIATION ASSESSMENTS

From time to time, mandatory assessments are levied on KILICO by life and health guaranty associations of most states in which KILICO is licensed, to cover losses to policyholders of insolvent or rehabilitated insurance companies. These associations levy assessments (up to prescribed limits) on all member insurers in a particular state, in order to pay claims on the basis of the proportionate share of premiums written by member insurers in the lines of business in which the insolvent or rehabilitated insurer engaged. These assessments may be deferred or forgiven in certain states if they would threaten an insurer's financial strength, and, in some states, these assessments can be partially recovered through a reduction in future premium taxes.

In the early 1990s, there were a number of failures of life insurance companies. KILICO's financial statements include provisions for all known assessments that will be levied against KILICO by various state guaranty associations as well as an estimate of amounts (net of estimated future premium tax recoveries) that KILICO believes will be assessed in the future for failures which have occurred to date and for which the life insurance industry has estimated the cost to cover losses to policyholders. Assessments levied against KILICO and charged to expense in 1997, 1996 and 1995 amounted to $1.2 million, $601 thousand and $5.8 million, respectively. Such amounts relate to accrued guaranty fund assessments of $4.8 million, $5.8 million and $5.0 million at December 31, 1997, 1996 and 1995, respectively. Additional assessments charged to expense reflect accruals for the life insurance industry's new or revised loss estimates for certain insolvent insurance companies.

RISK-BASED CAPITAL

Since the early 1990s, reflecting a recessionary environment and the insolvencies of a few large life insurance companies, both state and federal legislators have increased scrutiny of the existing insurance regulatory framework. While various initiatives, such as the codification of statutory accounting principles, are being considered for future implementation by the NAIC, it is not presently possible to predict the future impact of potential regulatory changes on KILICO.

Under asset adequacy and risk-based capital rules in Illinois, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The asset adequacy rules are designed to assure that reserves and assets are adequate to cover liabilities under a variety of economic scenarios. The focus of the capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. KILICO has capital levels substantially exceeding any which would mandate action under the risk-based capital rules and is in compliance with applicable asset adequacy rules.

RESERVES AND REINSURANCE

The following table provides a breakdown of KILICO's reserves for future policy benefits by product type (in millions):

                                                DECEMBER 31   DECEMBER 31
                                                   1997          1996
                                                -----------   -----------
General account annuities.....................    $3,137        $3,507
Interest-sensitive life insurance and other...       709           743
Term life reserves............................        10             7
Ceded future policy benefits..................       383           427
                                                  ------        ------
          Total...............................    $4,239        $4,684
                                                  ======        ======

Ceded future policy benefits shown above reflect coinsurance (indemnity reinsurance) transactions in which KILICO insured liabilities of approximately $516 million in 1992 and $416 million in 1991 with Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"), an affiliated mutual insurance company. FLA shares directors, management, operations and employees with FKLA pursuant to an administrative and management services agreement. FLA produces policies not produced by FKLA or KILICO as well as other policies similar to certain FKLA policies. At December 31, 1997 and 1996, KILICO's reinsurance recoverable from FLA related to these coinsurance transactions totaled approximately $382.6 million and $427.2 million, respectively. Utilizing FKLA's employees, KILICO is the servicing company for this coinsured business and is reimbursed by FLA for the related servicing expenses.

During December 1997, KILICO entered into a funds held reinsurance agreement with another Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited ("EPICENTRE"). Under the terms of this agreement, KILICO ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to variable BOLI, which is held in KILICO's separate accounts. During 1997, KILICO ceded to EPICENTRE approximately $24.3 million of separate account fees (cost of insurance charges) paid to KILICO by these policyholders for the life insurance coverage provided under the terms of each separate account contract. KILICO has also withheld approximately $23.4 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet in this Prospectus. KILICO remains primarily liable to its policyholders for these amounts.

During 1996, KILICO assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, KILICO also recorded reserves in 1997 and 1996 of approximately $7.9 million and $7.3 million, respectively. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements below.)

COMPETITION

KILICO is in a highly competitive business and competes with a large number of other stock and mutual life insurance companies, many of which are larger financially, although none is truly dominant in the industry. KILICO, with its emphasis on annuity products, also competes for savings dollars with securities brokerage and investment advisory firms as well as other institutions that manage assets, produce financial products or market other types of investment products.

KILICO's principal methods of competition continue to be innovative products, often designed for selected distribution channels and economic conditions, as well as appropriate product pricing, careful underwriting, expense control and the quality of services provided to policyholders and agents. Certain of KILICO's financial strength ratings and claims-paying/performance ratings, however, were lower in 1995 than in earlier years, and were under review in 1995, due to uncertainty with respect to Kemper's and KILICO's ownership. These ratings impacted sales efforts in certain markets; however, increases in KILICO's financial strength ratings and claims-paying/performance ratings in January 1996 favorably impacted variable annuity sales during 1997 and 1996 and should continue to favorably impact future sales.

To address its competition, KILICO has adopted certain business strategies. These include systematic reductions of investment risk and strengthening of its capital position; continued focus on existing and new variable annuity and variable life insurance products; distribution through diversified channels; and ongoing efforts to continue as a low-cost provider of insurance products and high-quality services to agents and policyholders through the use of technology.

EMPLOYEES

At December 31, 1997, KILICO utilized the services of approximately 620 employees of FKLA, which are also shared with FLA and Zurich Life Insurance Company of America ("ZLICA"). On January 5, 1996, KILICO, FKLA, FLA and ZLICA began to operate under the trade name Zurich Kemper Life. On July 1, 1996, Kemper acquired 100 percent of the issued and outstanding common stock of ZLICA from Zurich.

REGULATION

KILICO is generally subject to regulation and supervision by the insurance departments of Illinois and other jurisdictions in which KILICO is licensed to do business. These departments enforce laws and regulations designed to assure that insurance companies maintain adequate capital and surplus, manage investments according to prescribed character, standards and limitations and comply with a variety of operational standards. The departments also make periodic examinations of individual companies and review annual and other reports on the financial condition of each company operating within their respective jurisdictions. Regulations, which often vary from state to state, cover most aspects of the life insurance business, including market practices, forms of policies and accounting and financial reporting procedures.

Insurance holding company laws enacted in many states grant additional powers to state insurance commissioners to regulate acquisition of and by domestic insurance companies, to require periodic disclosure of relevant information and to regulate certain transactions with related companies. These laws also impose prior approval requirements for certain transactions with affiliates and generally regulate dividend distributions by an insurance subsidiary to its holding company parent.

In addition, certain of KILICO's variable life insurance and annuity products, and the related separate accounts, are subject to regulation by the Securities and Exchange Commission (the "SEC").

KILICO believes it is in compliance in all material respects with all applicable regulations.

INVESTMENTS

A changing marketplace has affected the life insurance industry and to accommodate customers' increased preference for safety over higher yields, KILICO has systematically reduced its investment risk and strengthened its capital position.

KILICO's cash flow is carefully monitored and its investment program is regularly and systematically planned to provide funds to meet all obligations and to optimize investment return. For securities, portfolio management is handled by an affiliated company, Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc. ("ZKI"), and its subsidiaries and affiliates, with KILICO's real estate-related investments being handled by a majority-owned Kemper real estate subsidiary. Investment policy is directed by KILICO's board of directors. KILICO's investment strategies take into account the nature of each annuity and life insurance product, the respective crediting rates and the estimated future policy benefit maturities. See "INVESTMENTS" below.

FORWARD-LOOKING STATEMENTS


All statements, trend analyses and other information contained in this report and elsewhere (such as in other filings by KILICO with the Securities and Exchange Commission, press releases, presentations by KILICO or its management or oral statements) relative to markets for KILICO's products and trends in KILICO's operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, among other things: (i) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the ability of KILICO to sell its products, the market value of KILICO's investments and the lapse rate and profitability of KILICO's contracts; (ii) KILICO's ability to achieve anticipated levels of operational efficiencies through certain cost-saving initiatives; (iii) customer response to new products, distribution channels and marketing initiatives; (iv) mortality, morbidity, and other factors which may affect the profitability of KILICO's insurance products; (v) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some of KILICO's products; (vi) increasing competition which could affect the sale of KILICO's products; (vii) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulations of the sale and underwriting and pricing of insurance products; and (viii) the risk factors or uncertainties listed from time to time in KILICO's other filings with the Securities and Exchange Commission.


                                   PROPERTIES

                          [TO BE UPDATED BY AMENDMENT]


KILICO shares 99,000 sq. ft. of office space leased by FKLA from Lumbermens Mutual Casualty Company, a former affiliate, ("Lumbermens"), located in Long Grove, Illinois.

                               LEGAL PROCEEDINGS


We have been named as defendant in certain lawsuits incidental to Our insurance business. Based upon the advice of legal counsel, Our management believes that the resolution of these various lawsuits will not result in any material adverse effect on Our consolidated financial position.

                          [TO BE UPDATED BY AMENDMENT]


                            SELECTED FINANCIAL DATA

The following table sets forth selected financial information for KILICO for the five years ended December 31, 1997 and for the opening balance sheet as of the acquisition date, January 4, 1996. Such information should be read in conjunction with KILICO's consolidated financial statements and notes thereto included in this Prospectus. All amounts are shown in millions.

                                                                                                 PREACQUISITION
                                                                                       ----------------------------------
                                                                                                  DECEMBER 31
                                            DECEMBER 31    DECEMBER 31    JANUARY 4    ----------------------------------
                                               1997           1996          1996         1995          1994        1993
                                            -----------    -----------    ---------      ----          ----        ----
TOTAL REVENUE............................    $   425.5      $  356.2      $  --        $   68.1(1)   $  330.5    $  337.4
                                             =========      ========      ========     ========      ========    ========
NET INCOME EXCLUDING REALIZED INVESTMENT
  RESULTS................................    $    31.9      $   25.6      $  --        $   74.2      $   61.9    $   33.7
                                             =========      ========      ========     ========      ========    ========
NET INCOME (LOSS)........................    $    38.7      $   34.4      $  --        $ (133.0)(1)  $   26.4    $   14.0
                                             =========      ========      ========     ========      ========    ========
FINANCIAL SUMMARY
Total separate account assets............    $ 5,122.0      $2,127.2      $1,761.1     $1,761.1      $1,508.0    $1,499.5
                                             =========      ========      ========     ========      ========    ========
Total assets.............................    $10,589.7      $7,717.9      $7,682.7     $7,581.7      $7,537.1    $8,113.7
                                             =========      ========      ========     ========      ========    ========
Future policy benefits...................    $ 3,856.9      $4,256.5      $4,585.1     $4,573.2      $4,843.7    $5,040.0
                                             =========      ========      ========     ========      ========    ========
Stockholder's equity.....................    $   865.6      $  751.0      $  745.6     $  605.9      $  434.0    $  654.6
                                             =========      ========      ========     ========      ========    ========

---------------
(1) Total revenue and net income (loss) for 1995 were adversely impacted by real estate-related investment losses. Such losses reflect a change in KILICO's strategy with respect to its real estate-related investments in connection with the January 4, 1996 acquisition of Kemper by the Zurich-led investor group. See "Management's Discussion and Analysis of Financial Condition and Results of Operations".

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                            FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

                          [TO BE UPDATED BY AMENDMENT]


As discussed in the note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements, Kemper, and therefore KILICO, were acquired on January 4, 1996, by an investor group led by Zurich. In connection with the acquisition, KILICO's assets and liabilities were marked to their respective fair values as of the acquisition date in conformity with the purchase accounting method required under generally accepted accounting principles.

KILICO's financial statements as of January 4, 1996, and as of and for the year ended December 31, 1996, have been adjusted to reflect the effects of such purchase accounting adjustments. KILICO's financial statements for the year ended December 31, 1995 has been prepared on an historical cost basis and do not reflect such purchase accounting adjustments.

RESULTS OF OPERATIONS

KILICO recorded net income of $38.7 million in 1997, compared with net income of $34.4 million in 1996 and with a net loss of $133.0 million in 1995. The increase in net income in 1997, compared with 1996, was due to a significant increase in operating earnings before the amortization of goodwill, offset by an increase in goodwill amortization and a slight decline in net realized capital gains. The increase in net income in 1996, compared with 1995, was primarily due to a decrease in the level of real estate-related realized investment losses. KILICO's strategy with respect to its real estate-related investments changed dramatically as of year-end 1995 in connection with the Zurich-led investor group's acquisition of Kemper. This change, as further discussed below, resulted in significant reductions in real estate-related investments and significant realized capital losses in the second half of 1995.

The following table reflects the components of net income (loss):

NET INCOME (LOSS)
(in millions)

                                                    YEAR ENDED DECEMBER 31
                                            --------------------------------------
                                                                    PREACQUISITION
                                                                    --------------
                                             1997        1996            1995
                                            ------      ------      --------------
Operating earnings before amortization
  of goodwill.........................      $ 47.2      $ 35.8         $  74.2
Amortization of goodwill..............       (15.3)      (10.2)             --
Net realized investment gains
  (losses)............................         6.8         8.8          (207.2)
                                            ------      ------         -------
          Net income (loss)...........      $ 38.7      $ 34.4         $(133.0)
                                            ======      ======         =======

The following table reflects the major components of realized investment results included in net income (loss) above. (See "INVESTMENTS" below, and the note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.)

REALIZED INVESTMENT RESULTS, AFTER TAX
(in millions)

                                                    YEAR ENDED DECEMBER 31
                                            --------------------------------------
                                                                    PREACQUISITION
                                                                    --------------
                                             1997        1996            1995
                                            ------      ------      --------------
Real estate-related gains (losses)....      $ 12.8      $ 11.4         $(211.6)
Fixed maturity write-downs............        (2.8)        (.9)           (4.7)
Other gains (losses), net.............        (3.2)       (1.7)            9.1
                                            ------      ------         -------
          Total.......................      $  6.8      $  8.8         $(207.2)
                                            ======      ======         =======

The higher level of real estate-related losses in 1995, compared with both 1997 and 1996, reflected realized capital losses predominately from real estate-related bulk sale transactions in December 1995, as well as a higher level of write-downs on real estate-related investments. These sales and write-downs in 1995, reflect Zurich's and Insurance Partners' strategies, adopted by KILICO, with respect to the disposition of real estate-related investments. Other realized investment gains and losses for 1997, 1996 and 1995 relate primarily to the sale of fixed maturity investments. The fixed maturity losses generated in 1997 and 1996 arose primarily from the sale of fixed maturity investments, consisting of lower yielding U.S. Treasury bonds, collateralized mortgage obligations and corporate bonds, related to ongoing repositionings of KILICO's fixed maturity investment portfolio. The proceeds from the repositionings, together with cash and short-term investments, were reinvested into higher yielding corporate bonds and asset-backed securities in 1997 and 1996. Real estate-related gains in both 1997 and 1996, continue to reflect KILICO's strategy to reduce its exposure to real estate-related investments, as well as improving real estate market conditions in most areas of the country. Fixed maturity write-downs in 1997 primarily reflect other-than-temporary declines in value of certain U.S. dollar denominated fixed maturity investments which have significant exposure to countries in Southeast Asia. (See "INVESTMENTS" below.)

Operating earnings before the amortization of goodwill increased to $47.2 million in 1997, compared with $35.8 million in 1996. Operating earnings increased in 1997 before the amortization of goodwill, compared with 1996, primarily due to an increase in spread revenue (investment income earned less interest credited), an increase in separate account fees and charges, an increase in premium income and an increase in the deferral of insurance acquisition costs, offset by an increase in claims incurred and other policyholder benefits, taxes, licenses and fees, commissions, operating expenses and an increase in the amortization of the value of business acquired.

Operating earnings before the amortization of goodwill decreased to $35.8 million in 1996, compared with $74.2 million in 1995, primarily due to purchase accounting adjustments which reduced investment income and increased expenses.

Investment income was lower in 1996, compared with 1995, primarily reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the fair value of KILICO's fixed maturity investments as of January 4, 1996 became KILICO's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of KILICO's fixed maturity investments was approximately $133.9 million greater than original par. The amortization of such premiums reduced investment income by approximately $14.1 million in 1997 and $22.7 million in 1996, compared with 1995.

Investment income and interest credited also declined in 1997, compared with 1996 and 1995, as a result of a decrease in both total invested assets and liabilities for future policy benefits to policyholders. Such decreases were the result of surrender and withdrawal activity over the last three years.

Investment income was also negatively impacted during 1996, compared with 1995, by a higher level of cash and short-term investments held in the first quarter of 1996. The increase in cash and short-term investments in the first quarter of 1996 was caused in part by the cash proceeds received from bulk sales of real estate-related investments in late December 1995.

Investment income was positively impacted in 1997 and 1996 from the benefits of capital contributions to KILICO and from the above-mentioned repositionings of KILICO's investment portfolio.

The following table reflects KILICO's sales.

SALES
(in millions)

                                                 YEAR ENDED DECEMBER 31
                                          ------------------------------------
                                                                PREACQUISITION
                                                                --------------
                                            1997       1996          1995
                                          --------    ------    --------------
Annuities:
  General account.....................    $  145.7    $140.6        $247.6
  Separate account....................       259.8     254.6         151.1
                                          --------    ------        ------
     Total annuities..................       405.5     395.2         398.7
                                          --------    ------        ------
Life Insurance:
  Separate account bank-owned variable
     universal life ("BOLI")..........     2,700.0      --          --
  Separate account variable universal
     life.............................         8.6        .2        --
  Term life...........................        22.2       7.8            .2
  Interest-sensitive life.............       --           .6            .2
                                          --------    ------        ------
     Total life.......................     2,730.8       8.6            .4
                                          --------    ------        ------
               Total sales............    $3,136.3    $403.8        $399.1
                                          ========    ======        ======

Sales of annuity products consist of total deposits received. General account annuity sales increased only slightly in 1997, compared with 1996, due to the current low interest rate environment. The decrease in 1996 general account (fixed annuity) sales, compared with 1995, is reflective of the declining interest rate environments and the stock and bond markets during 1996 and 1995, respectively, which made variable annuities more attractive to consumers in 1996, and fixed annuities more attractive to consumers during 1995.

The increase in separate account (variable sales) in 1997, compared with 1996 and 1995, was in part due to improvements in KILICO's financial strength and performance ratings in January 1996, the addition of new separate account investment fund options, the addition of new investment fund managers and a strong overall underlying stock and bond market. Sales of variable annuities not only increase administrative fees earned but they also pose minimal investment risk for KILICO, as policyholders invest in one or more of several underlying investment funds which invest in stocks and bonds. KILICO believes that the increase in its financial strength and performance ratings in January 1996 together with KILICO's association with Zurich, will continue to assist in KILICO's future sales efforts.

Beginning in late 1995, KILICO introduced a registered flexible individual variable life insurance product and in 1997 KILICO introduced several non-registered variable universal life insurance contracts, BOLI and a series of individual universal life insurance contracts. Sales of these separate account variable products, like variable annuities, pose minimal investment risk for KILICO as policyholders also invest in one or more underlying investment funds which invest in stocks and bonds. KILICO receives premium tax and DAC tax expense loads from certain contract holders, as well as administrative fees and cost of insurance charges which compensate KILICO for providing life insurance coverage to the contractholders in excess of their cash surrender values. Face amount of new variable universal life insurance business issued amounted to $59.6 billion in 1997, compared with $4.0 million in 1996.

Beginning in 1995, KILICO began to sell low-cost term life insurance products offering initial level premiums for 5, 10, 15 and 20 years in order to balance its product mix and asset-liability structure. In 1997 and 1996, KILICO also assumed $21.1 million and $7.3 million, respectively, of term life insurance premiums from FKLA. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.) Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, amounted to $1.1 million in 1997, compared with $565 thousand in 1996 and $236 thousand in 1995. Face amount of new term business issued during 1997, 1996 and 1995 amounted to approximately $278 million, $187 million and $120 million, respectively.

Included in separate account fees and charges are administrative fees received from KILICO's separate account products of $31.0 million in 1997, compared with $25.3 million and $21.9 million in 1996 and 1995, respectively. Administrative fee revenue increased in each of the last three years due to growth in average separate account assets.

Also included in separate account fees and charges in 1997 are cost of insurance charges related to variable universal life insurance, primarily BOLI, of $27.6 million, of which $24.3 million of such fees were ceded to EPICENTRE. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.) Separate account fees and charges in 1997 also include premium tax expense loads of $51.1 million related to BOLI.

Other income includes surrender charge revenue of $5.2 million in 1997, compared with $5.4 million and $7.7 million in 1996 and 1995, respectively, as total general account and separate account policyholder surrenders and withdrawals decreased in 1997 and 1996, compared with 1995. The decrease in surrender charge revenue in 1997, compared with 1996 and 1995 also reflects that 49 percent of KILICO's fixed and variable annuity liabilities, excluding BOLI, at December 31, 1997 are subject to minimal (5 percent or less) or no surrender charges, compared with 57 percent in 1996 and 56 percent in 1995. Also included in other income in 1995 is a ceding commission experience adjustment which resulted in income of $4.4 million related to certain reinsurance transactions entered into by KILICO during 1992. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.)

POLICYHOLDER SURRENDERS, WITHDRAWALS AND DEATH BENEFITS
(in millions)

                                                               PREACQUISITION
                                                               --------------
                                            1997      1996          1995
                                           ------    ------    --------------
General account........................    $703.1    $652.0        $755.9
Separate account.......................     236.2     196.7         205.6
                                           ------    ------        ------
     Total.............................    $939.3    $848.7        $961.5
                                           ======    ======        ======

Reflecting the current interest rate environment and other competitive market factors, KILICO adjusts its crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. KILICO can also improve spread revenue over time by increasing investment income. Beginning in late 1994, as a result of rising interest rates and other competitive market factors, KILICO began to increase crediting rates on certain interest-sensitive products which adversely impacted spread income. The declines in interest rates during the last three quarters of 1995, however, and the current interest rate environment during 1996 and 1997, have mitigated at present, competitive pressures to increase existing renewal crediting rates further.

General account surrenders, withdrawals and death benefits increased $51.1 million in 1997, compared with 1996, reflecting an increase of $18.2 million in claims incurred as a result of the aforementioned term life insurance business assumed from FKLA as well as an increase in overall surrenders and withdrawals in 1997, compared with 1996. KILICO expects that the level of surrender and withdrawal activity experienced in 1997 should remain at a similar level in 1998 given current projections for relatively stable interest rates.

Taxes licenses and fees increased in 1997 to $52.6 million of which $51.1 million of this increase was related to premium taxes on BOLI. Excluding the taxes due on BOLI, of which KILICO received a corresponding expense load in separate account fees and other charges, taxes licenses and fees amounted to $1.5 million, compared with $2.2 million in 1996 and $6.9 million in 1995. Taxes, licenses and fees were lower in 1997 and 1996, compared with 1995, primarily reflecting the level of guaranty fund assessments in each of those years. Expenses for such assessments totaled $1.2 million, $601 thousand, and $5.8 million in 1997, 1996 and 1995, respectively. (See "Guaranty association assessments" above.)

Commissions expense was higher in 1997, compared with both 1996 and 1995, due to an increase in total sales, excluding BOLI.

Operating expenses declined in 1995, primarily as a result of a decrease in headcount resulting from the uncertainty concerning KILICO's ownership. Operating expenses increased in 1997 and 1996, compared with 1995, as a result of restaffing after the completion of the merger, an increase in evidence costs related to new term life sales and an increase in data processing expenses. Data processing expenses increased to $10.8 million in 1997, compared with $4.1 million in 1996 and $3.7 million in 1995, primarily due to infrastructure improvements related to new product development, a new general ledger and accounts payable system, development of a data warehouse and costs related to bringing KILICO's systems in compliance with the year 2000. Data processing expenses related to bringing KILICO's systems in compliance with the year 2000 amounted to $88 thousand in 1997. KILICO currently anticipates that it will cost an additional $895 thousand to bring all remaining systems in compliance. (See "Year 2000 Compliance" above.)

Operating earnings were positively impacted by the deferral of insurance acquisition costs in 1997, compared with 1996 and 1995. The deferral of insurance acquisition costs increased in 1997, compared with both 1996 and 1995 reflecting an increase in commissions expense and operating expenses related directly to the increase in production of new business.

Operating earnings were negatively impacted by the amortization of insurance acquisition costs and the amortization of the value of business acquired in 1997 and 1996, compared with the amortization of insurance acquisition costs in 1995. Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996 have been replaced under purchase accounting by the value of business acquired. The value of business acquired reflects the present value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The amortization of the value of business acquired is calculated assuming an interest rate equal to the liability or contract rate on the value of the business acquired. (See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements.) Deferred insurance acquisition costs are established on all new policies sold after January 4, 1996.

The amortization of the value of business acquired increased in 1997, compared with 1996, as a result of an increase in net operating earnings related to the business previously acquired. The amortization of the value of business acquired in 1997 and 1996 was also adversely affected by net realized capital gains in 1997 and 1996, while the net amortization of insurance acquisition costs in 1995, was positively affected by realized capital losses. Net realized capital gains tend to accelerate the amortization of both the value of business acquired and deferred insurance acquisition costs as they tend to decrease KILICO's projected future estimated gross profits. Net realized capital losses tend to defer such amortization into future periods as they tend to increase KILICO's projected future estimated gross profits.

The difference between the cost of acquiring KILICO and the net fair value of KILICO's assets and liabilities as of January 4, 1996 was recorded as goodwill. During 1996, KILICO began to amortize goodwill on a straight-line basis over twenty-five years. In December of 1997, KILICO changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, KILICO recorded an increase in amortization expense of $5.1 million during 1997. The amortization of goodwill increased expenses by $10.2 million in 1996, compared with 1995.

INVESTMENTS

KILICO's principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. KILICO makes shifts in its investment portfolio depending on, among other factors, its evaluation of risk and return in various markets, consistency with KILICO's business strategy and investment guidelines approved by the board of directors, the interest rate environment, liability durations and changes in market and business conditions.

INVESTED ASSETS AND CASH
(in millions)

                                     DECEMBER 31         DECEMBER 31
                                         1997                1996
                                     -----------         -----------
Cash and short-term investments...  $  260     5.8%     $   74     1.6%
Fixed maturities:
  Investment-grade:
     NAIC(1) Class 1..............   3,004    67.1       3,231    71.5
     NAIC(1) Class 2..............     651    14.5         621    13.7
  Below investment grade:
     Performing...................      14      .3          13      .3
     Nonperforming................      --      --           1      --
Joint venture mortgage loans......      73     1.6         111     2.4
Third-party mortgage loans........     103     2.3         107     2.4
Other real estate-related
  investments.....................      44     1.0          50     1.1
Policy loans......................     282     6.3         288     6.4
Equity securities.................      25      .6          10      .2
Other.............................      21      .5          14      .4
                                    ------   -----      ------   -----
          Total(2)................  $4,477   100.0%     $4,520   100.0%
                                    ======   =====      ======   =====

---------------
(1) National Association of Insurance Commissioners ("NAIC").
     -- Class 1 = A- and above
    -- Class 2 = BBB- through BBB+

(2) See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.

FIXED MATURITIES

KILICO is carrying its fixed maturity investment portfolio, which it considers available for sale, at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of stockholder's equity, net of any applicable income tax expense. The aggregate unrealized appreciation (depreciation) on fixed maturities at December 31, 1997 and 1996 was $24.6 million and $(63.2) million, respectively, compared with no unrealized appreciation or depreciation, at January 4, 1996 as a result of purchase accounting adjustments. KILICO does not record a net deferred tax benefit for the aggregate unrealized depreciation on investments. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.

At December 31, 1997, investment-grade fixed maturities and cash and short-term investments accounted for 87.4 percent of KILICO's invested assets and cash, compared with 86.8 percent at December 31, 1996. Approximately 54.0 percent of KILICO's NAIC Class 1 bonds were rated AAA or equivalent at year-end 1997, compared with 58.4 percent at December 31, 1996.


Approximately 35.1 percent of KILICO's investment-grade fixed maturities at December 31, 1997 were mortgage-backed securities, down from 36.4 percent at December 31, 1996, due to sales and paydowns during 1997. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. KILICO has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. KILICO's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. KILICO plans to continue to reduce its holding of such investments over time.


As a result of the previously discussed repositionings of KILICO's fixed maturity portfolio, approximately 10.8 percent and 8.8 percent of KILICO's investment-grade fixed maturities at December 31, 1997 and 1996, respectively, consisted of corporate asset-backed securities. The majority of KILICO's investments in asset-backed securities were backed by home equity loans (27.7%), auto loans (22.3%), manufactured housing loans (17.2%), equipment loans (13.7%), and commercial mortgage backed securities ("CMBs") (10.7%).

Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of KILICO's mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities.

At December 31, 1997 and 1996 KILICO had unamortized premiums and discounts related to mortgage-backed and asset-backed securities as follows (in millions):

                                                 DECEMBER 31
                                                -------------
                                                1997    1996
                                                ----    ----
Unamortized premiums..........................  $19.6   $24.7
                                                =====   =====
Unamortized discounts.........................  $ 5.2   $ 5.7
                                                =====   =====

KILICO believes that as a result of the purchase accounting adjustments and the current interest rate environment, anticipated prepayment activity in 1998 is expected to result in reductions to future investment income similar to or greater than those reductions experienced by KILICO in 1997.

Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income.

The table below provides information about KILICO's mortgage-backed and asset-backed securities that are sensitive to changes in interest rates. The expected maturity dates have been calculated on a security by security basis using prepayment assumptions obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

                                 CARRYING                                                                             FAIR VALUE
                                 VALUE AT                      EXPECTED MATURITY DATE                                     AT
                               DECEMBER 31,   ---------------------------------------------------------              DECEMBER 31,
        (IN MILLIONS)              1997        1998      1999      2000     2001     2002    THEREAFTER    TOTAL         1997
        -------------          ------------    ----      ----      ----     ----     ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds.......   $1,283.6     $219.1    $232.5    $145.1    $92.2    $64.5     $530.2     $1,283.6     $1,283.6
    Average yield.............       6.58%      6.60%     6.61%     6.64%    6.64%    6.63%      6.67%        6.58%        6.58%
  Asset-backed bonds..........   $  353.0     $ 18.9    $ 16.9    $ 30.8    $35.5    $47.2     $203.7     $  353.0     $  353.0
    Average yield.............       6.81%      6.85%     7.04%     7.05%    7.15%    7.13%      7.20%        6.81%        6.81%
  CMBs........................   $   42.2     $  0.3    $  0.4    $  0.4    $ 0.4    $ 8.0     $ 32.7     $   42.2     $   42.2
    Average yield.............       6.64%      6.64%     6.64%     6.64%    6.64%    6.63%      6.63%        6.64%        6.64%
                                 --------                                                                 --------     --------
                                 $1,678.8                                                                 $1,678.8     $1,678.8
                                 ========                                                                 ========     ========

                                   CARRYING                                                                           FAIR VALUE
                                   VALUE AT                     EXPECTED MATURITY DATE                                    AT
                                 DECEMBER 31,   -------------------------------------------------------              DECEMBER 31,
         (IN MILLIONS)               1996        1997     1998     1999     2000     2001    THEREAFTER    TOTAL         1996
         -------------           ------------    ----     ----     ----     ----     ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds.........   $1,402.0     $161.4   $239.0   $261.4   $166.1   $ 61.8     $512.3     $1,402.0     $1,402.0
    Average yield...............       6.83%      6.83%    6.83%    6.83%    6.83%    6.83%      6.83%        6.83%        6.83%
  Asset-backed
    bonds.......................   $  339.3     $ 31.4   $ 38.1   $ 36.6   $ 44.4   $ 51.0     $137.8     $  339.3     $  339.3
    Average yield...............       6.82%      6.82%    6.82%    6.82%    6.82%    6.82%      6.82%        6.82%        6.82%
                                   --------                                                               --------     --------
                                   $1,741.3                                                               $1,741.3     $1,741.3
                                   ========                                                               ========     ========

The current weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1997, is 3.8 years. A 200 basis point increase in interest rates would extend the weighted average maturity by approximately 1.0 year, while a 200 basis point decrease in interest rates would decrease the weighted average maturity by approximately 1.3 years.

The weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1996, was 4.6 years. A 200 basis point increase in interest rates would have extended the weighted average maturity by approximately 1.7 years, while a 200 basis point decrease in interest rates would have decreased the weighted average maturity by approximately 1.3 years.

As of December 31, 1997, KILICO had $54.7 million of U.S. dollar denominated fixed maturity investments, after write-downs for other-than-temporary declines in value, which have significant exposure to countries in Southeast Asia. Approximately $5.6 million of such securities were from Korea, $21.9 million were from Hong Kong, China, $20.4 million were from Malaysia and the remainder of such bonds were from a United Kingdom bank with most of its loans issued to countries in Southeast Asia. Write-downs on such securities, which were considered to be other-than-temporary, as of December 31, 1997 amounted to $3.1 million. There can be no assurance that the current estimate for other-than-temporary declines in value for such securities will prove accurate over time due to changing economic conditions in Southeast Asia.

Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 9 issuers at December 31, 1997, totaled 0.3 percent of cash and invested assets at both December 31, 1997 and December 31, 1996. (See note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.) Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers. KILICO has significantly reduced its exposure to below investment-grade securities since 1991. This strategy takes into account the more conservative nature of today's consumer and the resulting demand for higher-quality investments in the life insurance and annuity marketplace. KILICO expects to increase its holdings in this category selectively during 1998.

REAL ESTATE-RELATED INVESTMENTS

The $220.0 million real estate-related portfolio held by KILICO, consisting of joint venture and third-party mortgage loans and other real estate-related investments, constituted 4.9 percent of cash and invested assets at December 31, 1997, compared with $267.7 million, or 5.9 percent, at December 31, 1996. The decrease in real estate-related investments during 1997 was primarily due to asset sales.

As reflected in the "Real estate portfolio" table below, KILICO has continued to fund both existing projects and legal commitments. The future legal commitments were $75.3 million at December 31, 1997. This amount represented a net decrease of $122.1 million since December 31, 1996, primarily due to sales in 1997. As of December 31, 1997, KILICO expects to fund approximately $21.2 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds, which KILICO does not presently expect to fund. The total legal commitments, along with estimated working capital requirements, are considered in KILICO's evaluation of reserves and write-downs. (See note captioned "Financial Instruments -- Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.)

Excluding the $4.0 million of real estate owned and $19.2 million of net equity investments in joint ventures, KILICO's real estate loans totaled $196.8 million at December 31, 1997, after reserves and write-downs. Of this amount, $155.0 million are on accrual status with a weighted average interest rate of approximately 8.82 percent. Of these accrual loans, 9.7 percent have terms requiring current periodic payments of their full contractual interest, 53.4 percent require only partial payments or payments to the extent of cash flow of the borrowers, and 36.9 percent defer all interest to maturity.

The equity investments in real estate at December 31, 1997 consisted of KILICO's other equity investments in joint ventures. These equity investments include KILICO's share of periodic operating results. KILICO, as an equity owner or affiliate thereof, has the ability to fund, and historically has elected to fund, operating requirements of certain joint ventures.

REAL ESTATE PORTFOLIO
(in millions)

                                   MORTGAGE LOANS     OTHER REAL ESTATE-RELATED INVESTMENTS
                                  ----------------   ---------------------------------------
                                   JOINT    THIRD-     OTHER     REAL ESTATE       EQUITY
                                  VENTURE   PARTY    LOANS(2)       OWNED       INVESTMENTS    TOTAL
                                  -------   ------   ---------   ------------   ------------   ------
Balance at December 31,
  1996.........................   $111.0    $106.6    $ 30.9        $ 7.5          $11.7       $267.7(1)
Additions (deductions):
Fundings.......................     11.8        --        --           --             --         11.8
Interest added to
  principal....................      5.6        .7        --           --             --          6.3
Sales/paydowns/distributions...    (47.9)    (13.8)    (10.4)        (4.1)          (3.0)       (79.2)
Operating gain.................       --        --        --           --             .8           .8
Transfers......................     (9.1)      9.1        --           --             --           --
Realized investments gains.....      7.6        .4       2.2           .7            8.8         19.7
Other transactions, net........     (6.3)       --      (1.6)         (.1)            .9         (7.1)
                                  ------    ------    ------        -----          -----       ------
Balance at December 31,
  1997.........................   $ 72.7    $103.0    $ 21.1        $ 4.0          $19.2       $220.0(3)
                                  ======    ======    ======        =====          =====       ======

---------------
(1) Net of $11.8 million reserve and write-downs. Excludes $9.7 million of real estate-related accrued interest.

(2) The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. These loans were issued by KILICO generally to provide financing for Kemper's or KILICO's joint ventures for various purposes.

(3) Net of $9.2 million reserve and write-downs. Excludes $9.5 million of real estate-related accrued interest.

REAL ESTATE CONCENTRATIONS AND OUTLOOK

KILICO's real estate portfolio is distributed by geographic location and property type. However, KILICO has concentration exposures in certain states and in certain types of properties. In addition to these exposures, KILICO also has exposures to certain real estate developers and partnerships. (See notes captioned "Unconsolidated Investees" and "Concentration of Credit Risk" in the notes to the consolidated financial statements.)

As a result of KILICO's ongoing strategy to reduce its exposure to real estate-related investments, as of December 31, 1997, KILICO had three remaining properties which account for approximately 83.2 percent of KILICO's $220.0 million real estate-related portfolio.

The largest of these investments at December 31, 1997 amounted to $88.2 million and consisted of second mortgages on nine hotel properties and two office buildings in which Patrick M. Nesbitt or his affiliates, a third-party real estate developer, have ownership interests. These hotels and office buildings are geographically dispersed and the current market values of the underlying properties substantially exceed the balances due on KILICO's mortgages. These loans are on accrual status.


KILICO's loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, amounted to $60.5 million at December 31, 1997. The MLP's underlying investment primarily consists of a water development project located in California's Sacramento River Valley. This project is currently in the final stages of a permit process with various federal and California state agencies which will determine the long-term economic viability of the project. KILICO currently anticipates that the permit process will be successfully completed in 1998. Loans to the MLP are on accrual status.


The remaining significant real estate-related investment amounted to $34.4 million at December 31, 1997 and consisted of various zoned and unzoned residential commercial lots located in Hawaii, as well as a sewer treatment plant which is located in the same geographical area as the residential lots. The sewer treatment plant is currently under a sales contract and is expected to close in early 1998. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, KILICO has placed these real estate-related investments on nonaccrual status as of December 31, 1996. KILICO is currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, KILICO anticipates that it could be several additional years until all of KILICO's investments in Hawaii are completely disposed of.

KILICO evaluates its real estate-related investments (including accrued interest) using an estimate of the investments observable market price, net of estimated costs to sell. (See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements.) Because KILICO's real estate review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors. KILICO's real estate-related investments are expected to continue to decline further through future sales. KILICO's net income could be materially reduced in future periods if real estate market conditions worsen in areas where KILICO's portfolio is located, if Kemper's and KILICO's plans with respect to certain projects change or if necessary construction or zoning permits are not obtained.

The following table is a summary of KILICO's troubled real estate-related investments:

TROUBLED REAL ESTATE-RELATED INVESTMENTS
(BEFORE RESERVES AND WRITE-DOWNS, EXCEPT FOR REAL ESTATE OWNED)
(in millions)

                                                DECEMBER 31   DECEMBER 31
                                                   1997          1996
                                                -----------   -----------
Potential problem loans(1)....................     $  --         $ 3.2
Past due loans(2).............................        --            --
Nonaccrual loans (primarily Hawaiian
  properties)(3)..............................      47.4          43.5
Real estate owned.............................       4.0           7.5
                                                   -----         -----
          Total...............................     $51.4         $54.2
                                                   =====         =====

---------------
(1) These are real estate-related investments where KILICO, based on known information, has serious doubts about the borrowers' abilities to comply with present repayment terms and which KILICO anticipates may go into nonaccrual, past due or restructured status.

(2) Interest more than 90 days past due but not on nonaccrual status.

(3) KILICO does not accrue interest on real estate-related investments when it judges that the likelihood of collection of interest is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $41.8 million and $38.2 million at December 31, 1997 and December 31, 1996, respectively.

NET INVESTMENT INCOME

KILICO's pre-tax net investment income totaled $296.2 million in 1997, compared with $299.7 million in 1996 and $348.4 million in 1995. Included in pre-tax net investment income is KILICO's share of the operating losses from equity investments in real estate consisting of other income less depreciation, interest and other expenses. Such operating results exclude interest expense on loans by KILICO which are on nonaccrual status. As previously discussed, KILICO's net investment income in 1997 and 1996, compared with 1995, has been negatively impacted by purchase accounting adjustments.

KILICO's total foregone investment income before tax on both nonperforming fixed maturity investments and nonaccrual real estate-related investments was as follows:

FOREGONE INVESTMENT INCOME
(dollars in millions)

                                                  YEAR ENDED DECEMBER 31
                                           ------------------------------------
                                                                 PREACQUISITION
                                                                 --------------
                                           1997       1996            1995
                                           ----       ----            ----
Fixed maturities.......................    $ .5       $ .7           $  .4
Real estate-related investments........     3.9         .5            20.5
                                           ----       ----           -----
       Total...........................    $4.4       $1.2           $20.9
                                           ====       ====           =====
Basis points...........................      10          3              43
                                           ====       ====           =====

Foregone investment income from the nonaccrual of real estate-related investments is net of KILICO's share of interest expense on these loans excluded from KILICO's share of joint venture operating results. Based on the level of nonaccrual real estate-related investments at December 31, 1997, KILICO estimates foregone investment income in 1998 will be similar to the 1997 level. Any increase in nonperforming securities, and either worsening or stagnant real estate conditions, would increase the expected adverse effect on KILICO's future investment income and realized investment results.

REALIZED INVESTMENT RESULTS

Reflected in net income (loss) are after-tax realized investment gains of $6.8 million and $8.8 million in 1997 and 1996, respectively, compared with after-tax realized investment losses of $207.2 million in 1995. (See note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.)

Unrealized gains and losses on fixed maturity investments are not reflected in KILICO's net income (loss). These changes in unrealized value are included within a separate component of stockholder's equity, net of any applicable income taxes. If and to the extent a fixed maturity investment suffers an other-than-temporary decline in value, however, such security is written down to net realizable value, and the write-down adversely impacts net income.

KILICO regularly monitors its investment portfolio and as part of this process reviews its assets for possible impairments of carrying value. Because the review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors.

A valuation allowance has been established, and is evaluated as of each reported period end, to reduce the deferred tax asset for investment losses to the amount that, based upon available evidence, is in management's judgment more likely than not to be realized. (See note captioned "Income Taxes" in the notes to the consolidated financial statements.)

INTEREST RATES


In 1994, rapidly rising short-term interest rates resulted in a much flatter yield curve as the Federal Reserve Board raised rates five times during the year and once during first-quarter 1995. Interest rates subsequently declined through the remainder of 1995. In 1996, however, interest rates again began to rise, before declining again in 1997.


When maturing or sold investments are reinvested at lower yields in a low interest rate environment, KILICO can adjust its crediting rates on fixed annuities and other interest-bearing liabilities. However, competitive conditions and contractual commitments do not always permit the reduction in crediting rates to fully or immediately reflect reductions in investment yield, which can result in narrower spreads.

A rising interest rate environment can increase net investment income as well as contribute to both realized and unrealized fixed maturity investment losses, while a declining interest rate environment can decrease net investment income as well as contribute to both realized and unrealized fixed maturity investment gains. Also, lower renewal crediting rates on annuities, compared with competitors' higher new money crediting rates, have influenced certain annuity holders to seek alternative products. KILICO mitigates this risk somewhat by charging surrender fees, which decrease over time, when annuity holders withdraw funds prior to maturity on certain annuity products. Approximately 49 percent of KILICO's fixed and variable annuity liabilities as of December 31, 1997, however, were no longer subject to significant surrender fees.

LIQUIDITY AND CAPITAL RESOURCES

KILICO carefully monitors cash and short-term investments to maintain adequate balances for timely payment of policyholder benefits, expenses, taxes and policyholder's account balances. In addition, regulatory authorities establish minimum liquidity and capital standards. The major ongoing sources of KILICO's liquidity are deposits for fixed annuities, premium income, investment income, separate account fees, other operating revenue and cash provided from maturing or sold investments. (See the Policyholder surrenders and withdrawals table and related discussion and "INVESTMENTS" above.)

RATINGS

Ratings are an important factor in establishing the competitive position of life insurance companies. Rating organizations continue to review the financial performance and condition of life insurers and their investment portfolios, including those of KILICO. Any reductions in KILICO's claims-paying ability or financial strength ratings could result in its products being less attractive to consumers. Any reductions in KILICO's parent's ratings could also adversely impact KILICO's financial flexibility.

Ratings reductions for Kemper or its subsidiaries and other financial events can also trigger obligations to fund certain real estate-related commitments to take out other lenders. In such events, those lenders can be expected to renegotiate their loan terms, although they are not contractually obligated to do so.

Each rating is subject to revision or withdrawal at any time by the assigning organization and should be evaluated independently of any other rating. (See "Ranking and ratings" above.)

STOCKHOLDER'S EQUITY

Stockholder's equity totaled $865.6 million at December 31, 1997, compared with $751.0 million at December 31, 1996, and $745.6 million at January 4, 1996. The 1997 increase in stockholder's equity was primarily due to net income of $38.7 million, a $45.0 million capital contribution and an increase in stockholder's equity related to the change in unrealized appreciation of $60.1 million related to KILICO's fixed maturity investment portfolio due to falling interest rates during 1997, offset by a dividend of $29.2 million to Kemper. The 1996 increase in stockholder's equity was primarily due to net income of $34.4 million and an $18.4 million capital contribution, offset by a $47.4 million decrease in stockholder's equity related to the change in the unrealized loss position of KILICO's fixed maturity investment portfolio due to rising interest rates during 1996.

EMERGING ISSUES

In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses). This statement requires that all items required to be reported be displayed with the same prominence as other financial statements. This statement is effective for fiscal years beginning after December 31, 1997. The impact of implementation is not expected to be material to KILICO's reported net income before reporting comprehensive income. Comprehensive income, however, by design, could be materially different from reported net income, as changes in unrealized appreciation and depreciation of investments for example will now be included as a component of reported comprehensive income. Full implementation of SFAS No. 130 is expected in the first quarter of 1998.

In June 1997, the FASB also issued SFAS No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. SFAS No. 131 establishes standards for how to report information about operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers. This statement is effective for fiscal years beginning after December 31, 1997. Full implementation of SFAS No. 131 is expected in December 1998 and the impact of implementation is not expected to be material to KILICO.

In February 1998, the FASB issued SFAS No. 132, EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS. SFAS No. 132 revises standards for disclosures related to pension and other postretirement benefit plans. This statement is effective for fiscal years beginning after December 31, 1997. Full implementation of SFAS No. 132 is expected in December 1998 and the impact of implementation is not expected to be material to KILICO.

                   DIRECTORS AND EXECUTIVE OFFICERS OF KILICO

                          [TO BE UPDATED BY AMENDMENT]



            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
John B. Scott (53)                     Chief Executive Officer, President and Director
Chief Executive Officer since          of Federal Kemper Life Assurance Company (FKLA)
February 1992. President since         and Fidelity Life Association (FLA) since 1988.
November 1993. Director since 1992.    Chief Executive Officer, President and Director
                                       of Zurich Life Insurance Company of America
                                       (ZLICA) and Zurich Direct, Inc. (ZD) since March
                                       1996. Chairman of the Board and Director of
                                       Investors Brokerage Services, Inc. (IBS) and
                                       Investors Brokerage Services Insurance Agency,
                                       Inc. (IBSIA) since 1993. Chairman of the Board
                                       of FKLA and FLA from April 1988 to January 1996.
                                       Chairman of the Board of KILICO from February
                                       1992 to January 1996. Executive Vice President
                                       and Director of Kemper Corporation (Kemper) from
                                       January 1994 and March 1996, respectively.
                                       Executive Vice President of Kemper Financial
                                       Companies, Inc. from January 1994 to January
                                       1996 and Director from 1992 to January 1996.
Eliane C. Frye (50)                    Executive Vice President of FKLA and FLA since
Executive Vice President since 1995.   1995. Executive Vice President of ZLICA and ZD
                                       since March 1996. Director of FLA since December
                                       1997. Director of ZD from March 1996 to March
                                       1997. Director of IBS and IBSIA since 1995.
                                       Senior Vice President of KILICO, FKLA and FLA
                                       from 1993 to 1995. Vice President of FKLA and
                                       FLA from 1988 to 1993.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
Frederick L. Blackmon (46)             Senior Vice President and Chief Financial
Senior Vice President and Chief        Officer of FKLA since December 1995. Senior Vice
Financial Officer since December       President and Chief Financial Officer of FLA
1995.                                  since January 1996. Senior Vice President and
                                       Chief Financial Officer of ZLICA since March
                                       1996. Senior Vice President and Chief Financial
                                       Officer of ZD since March 1996. Director of ZD
                                       from March 1996 to March 1997. Treasurer and
                                       Chief Financial Officer of Kemper since January
                                       1996. Chief Financial Officer of Alexander
                                       Hamilton Life Insurance Company from April 1989
                                       to November 1995.
James C. Harkensee (39)                Senior Vice President of FKLA and FLA since
Senior Vice President since January    January 1996. Senior Vice President of ZLICA
1996.                                  since 1995. Senior Vice President of ZD since
                                       1995. Director of ZD from April 1993 to March
                                       1997. Vice President of ZLICA from 1992 to 1995.
                                       Chief Actuary of ZLICA from 1991 to 1994.
                                       Assistant Vice President of ZLICA from 1990 to
                                       1992. Vice President of ZD from 1994 to 1995.
James E. Hohmann (42)                  Senior Vice President and Chief Actuary of FKLA
Senior Vice President and Chief        since December 1995. Senior Vice President and
Actuary since December 1995.           Chief Actuary of FLA since January 1996. Senior
                                       Vice President and Chief Actuary of ZLICA since
                                       March 1996. Senior Vice President and Chief
                                       Actuary of ZD since March 1996. Director of FLA
                                       since June 1997. Director of ZD from March 1996
                                       to March 1997. Managing Principal (Partner) of
                                       Tillinghast-Towers Perrin from January 1991 to
                                       December 1995. Consultant/Principal (Partner) of
                                       Tillinghast-Towers Perrin from November 1986 to
                                       January 1991.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
Edward K. Loughridge (43)              Senior Vice President and Corporate Development
Senior Vice President and Corporate    Officer of FKLA and FLA since January 1996.
Development Officer since January      Senior Vice President and Corporate Development
1996.                                  Officer for ZLICA and ZD since March 1996.
                                       Senior Vice President of Human Resources of
                                       Zurich-American Insurance Group from February
                                       1992 to March 1996.
Phillip D. Meserve (47)                Senior Vice President of FKLA, FLA, ZLICA and ZD
Senior Vice President since March      since March 1997. Director of IBSIA and IBS
1997                                   since March and May, 1997, respectively.
                                       Managing Director of Equitable Distributors from
                                       May 1996 to March 1997. Senior Vice President of
                                       Banker's Trust from April 1995 to April 1996.
                                       Senior Vice President of Fidelity Investments
                                       Insurance Services from February 1992 to March
                                       1995.
Debra P. Rezabek (42)                  Senior Vice President of FKLA and FLA since
Senior Vice President since 1996.      March 1996. Corporate Secretary of FKLA and FLA
General Counsel since 1992. Corporate  since January 1996. Vice President of KILICO,
Secretary since January 1996.          FKLA and FLA since 1995. General Counsel and
                                       Director of Government Affairs of FKLA and FLA
                                       since 1992 and of KILICO since 1993. Senior Vice
                                       President, General Counsel and Corporate
                                       Secretary of ZLICA since March 1996. Senior Vice
                                       President, General Counsel and Corporate
                                       Secretary of ZD since March 1996. Director of ZD
                                       from March 1996 to March 1997. Secretary of IBS
                                       and IBSIA since 1993. Director of IBS and IBSIA
                                       from 1993 to 1996. Assistant General Counsel of
                                       FKLA and FLA from 1988 to 1992. General Counsel
                                       and Assistant Secretary of KILICO, FKLA and FLA
                                       from 1992 to 1996. Assistant Secretary of Kemper
                                       since January 1996.
Kenneth M. Sapp (52)                   Senior Vice President of FKLA, FLA and ZLICA
Senior Vice President since January    since January 1998. Vice President--Aetna Life
1998.                                  Brokerage of Aetna Life & Annuity Company from
                                       February 1992 to January 1998.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
George Vlaisavljevich (55)             Senior Vice President of FKLA, FLA and ZLICA
Senior Vice President since October    since October 1996. Senior Vice President of ZD
1996.                                  since March 1997. Director of IBS and IBSIA
                                       since October 1996. Executive Vice President of
                                       The Copeland Companies from April 1983 to
                                       September 1996.
Loren J. Alter (59)                    Director of FKLA, FLA and Scudder Kemper
Director since January 1996.           Investments, Inc. (SKI) since January 1996.
                                       Director of ZLICA since May 1979. Executive Vice
                                       President of Zurich Insurance Company since
                                       1979. President, Chief Executive Officer and
                                       Director of Kemper since January 1996.
William H. Bolinder (54)               Chairman of the Board and Director of FKLA and
Chairman of the Board and Director     FLA since January 1996. Chairman of the Board of
since January 1996.                    ZLICA and ZD since March 1995. Chairman of the
                                       Board and Director of Kemper since January 1996.
                                       Vice Chairman and Director of SKI since January
                                       1996. Member of the Corporate Executive Board of
                                       Zurich Insurance Group since October 1994.
                                       Chairman of the Board of American Guarantee and
                                       Liability Insurance Company, Zurich American
                                       Insurance Company of Illinois, American Zurich
                                       Insurance Company and Steadfast Insurance
                                       Company since 1995. Chief Executive Officer of
                                       American Guarantee and Liability Insurance
                                       Company, Zurich American Insurance Company of
                                       Illinois, American Zurich Insurance Company and
                                       Steadfast Insurance Company from 1986 to June
                                       1995. President of Zurich Holding Company of
                                       America since 1986. Manager of Zurich Insurance
                                       Company, U.S. Branch since 1986. Underwriter for
                                       Zurich American Lloyds since 1986.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
David A. Bowers (51)                   Director of FKLA and ZLICA since May 1997.
Director since May 1997.               Director of FLA since June 1997. Executive Vice
                                       President, Corporate Secretary and General
                                       Counsel of Zurich-American Insurance Group since
                                       August 1985. Vice President, General Council and
                                       Secretary of Kemper since January 1996.
Markus Rohrbasser (43)                 Director of FKLA, FLA and ZLICA since May 1997.
Director since May 1997.               Chief Financial Officer and Member of the
                                       Corporate Executive Board of Zurich Insurance
                                       Company since January 1997. Member of Enlarged
                                       Corporate Executive Board and Chief Executive
                                       Officer of Union Bank of Switzerland (North
                                       America) from 1992 to 1997.

                             EXECUTIVE COMPENSATION

                          [TO BE UPDATED BY AMENDMENT]


                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                 ANNUAL COMPENSATION                          AWARDS
                                      ------------------------------------------    --------------------------
                                                                       OTHER          LONG TERM
                                                                       ANNUAL       INCENTIVE PLAN    OPTIONS/        ALL OTHER
         NAME AND                                                   COMPENSATION       PAYOUTS          SARS         COMPENSATION
    PRINCIPAL POSITION        YEAR    SALARY ($)    BONUS ($)(2)       ($)(3)           ($)(2)         (#)(4)        ($)(5)(6)(7)
---------------------------------------------------------------------------------------------------------------------------------
John B. Scott..............   1997     $171,000       $ --            $ --             $--            $ --             $ 63,362
Chief Executive Officer(1)    1996      212,500         94,000          --              212,500         --              142,498
                              1995      172,800        129,600          20,035          --             15,360           260,106
Eliane C. Frye.............   1997       98,040         47,515          --               91,590         --               29,909
Executive Vice President(1)   1996      105,000         41,750          --               69,750         --               58,520
                              1995       91,200         67,200           9,261          --             10,560            41,546
Frederick L. Blackmon......   1997       96,300         54,225          --              112,500         --               19,699
Senior Vice President and     1996      100,583         47,000          27,924           71,250         --               11,226
  Chief Financial
    Officer(1)
George Vlaisavljevich......   1997      252,500        146,000          39,922          243,000         --                9,491
Senior Vice President(1)
Phillip D. Meserve.........   1997      231,818        150,500         172,526          280,500         --               --
Senior Vice President(1)

---------------

(1) Also served in same positions for FKLA, ZLICA and FLA. An allocation of the time devoted to duties as executive officer of KILICO has been made. All compensation items reported in the Summary Compensation Table reflect this allocation.

(2) Annual bonuses are paid pursuant to annual incentive plans. The amounts of the bonuses earned in 1997 for Mr. Scott were not available as of the date of this filing.

(3) The amounts disclosed in this column include:

    (a) Amounts paid as non-preferential dividend equivalents on shares of restricted stock and phantom stock units.

    (b) The cash value of shares of Kemper common stock when awarded under the Kemper Anniversary Award Plan. Employees were awarded shares on an increasing scale beginning with their 10th year of employment and every 5 years thereafter, with a pro rata award at retirement.

    (c) The taxable benefit from personal use of an employer-provided automobile and certain estate planning services facilitated for executives.

    (d) Relocation expense reimbursements of $21,437 in 1996 for Mr. Blackmon and $24,498 and $52,526, respectively, for Messrs. Vlaisavljevich and Meserve in 1997.

    (e) Sign-on payment of $120,000 for Mr. Meserve in 1997.

(4) Options were granted under Kemper stock option plans maintained for selected officers and employees of Kemper and its subsidiaries.

    (5) The amounts in this column include:

        (a) The amounts of employer contributions allocated to the accounts of the named persons under defined contribution plans or under supplemental plans maintained to provide benefits in excess of applicable ERISA limitations.

        (b) Distributions from the Kemper and FKLA supplemental plans.

(6) Pursuant to the Conseco Merger Agreement, which was an agreement that was subsequently terminated as the result of a failed merger attempt by Conseco, the restricted stock awards for 1993 and 1994 were cancelled. To replace these awards, on June 30, 1994, the Committee, under the Kemper Bonus Restoration Plan and in its sole discretion, granted cash awards to the named executive officers and other affected executives entitling each of them to receive an amount in cash immediately prior to the effective time of the then-planned Conseco merger equal to the product of the number of shares of restricted stock previously granted to such individual under the 1993 Senior Executive Long-Term Incentive Plan multiplied by the consideration payable in the merger. As a result of the termination of the Conseco Merger Agreement, no cash awards were paid pursuant to the Kemper Bonus Restoration Plan.

    In January 1995, the board of directors, upon the advice of the Committee, approved the adoption of the Kemper 1995 Executive Incentive Plan under which active employee holders of the previously cancelled shares of restricted stock were granted phantom stock units by the Committee equal to the number of shares cancelled plus an added amount representing 20 percent of the aggregate cancelled shares. The 20 percent supplement was awarded in recognition of the imposition of new vesting periods on the phantom awards (to the extent the restricted stock held prior to cancellation would otherwise have vested in June 1994 had stockholder approval of the affected restricted stock plan been obtained as earlier anticipated).

    By their terms, the phantom stock units associated with cancelled shares of restricted stock originally awarded in 1993, as supplemented, would have vested on December 31, 1995 and entitle the holders to a cash payment (net of any required tax withholding) determined by the value of Kemper's common stock based on an average trading range to December 31, 1995, and those phantom stock units associated with the cancelled restricted stock originally awarded in 1994 could similarly have vested and been paid on December 31, 1996, subject to ongoing employment to the respective vesting dates. Notwithstanding these vesting provisions, the phantom stock units earlier vested and entitled payment upon the consummation of a "change of control" of Kemper. Dividend equivalents were payable to holders of the phantom stock units as compensation income when and as dividends were paid on Kemper's outstanding common stock, and the Executive Incentive Plan provided for standard anti-dilution adjustments.

    Phantom stock units awarded to the named executive officers subject to vesting on December 31, 1995 and December 31, 1996, were Mr. Scott 5,400 and 12,600 phantom units, respectively, and Ms. Frye 1,680 and 1,680 phantom units, respectively. All phantom stock units vested and were paid immediately prior to the effectiveness of the January 4, 1996 acquisition of Kemper by Zurich and Insurance Partners. Mr. Scott and Ms. Frye received allocated cash out payments of $430,272, and $80,317, respectively, in 1996.

(7) Pursuant to the terms of a Termination Protection Agreement with Kemper dated March 17, 1994, Mr. Scott received payments in 1995 and 1996. These payments were made by Kemper and no portion of the payments were allocated to KILICO.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Financial Statements; Independent Auditors' Report, Financial Statements of the Separate Account. Please read the Statement of Additional Information in conjunction with this Prospectus.


                              FINANCIAL STATEMENTS

                          [TO BE UPDATED BY AMENDMENT]



Our included financial statements should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in earnings, dividends or surplus of KILICO.


                             CHANGE OF ACCOUNTANTS

                          [TO BE UPDATED BY AMENDMENT]



On September 12, 1997, Kemper Investors Life Insurance Company ("KILICO") appointed the accounting firm of PricewaterhouseCoopers LLP (on July 1, 1998, Coopers & Lybrand L.L.P. merged with Price Waterhouse LLP to form PricewaterhouseCoopers LLP) as independent accountants for the year ended December 31, 1997 to replace KPMG LLP effective with such appointment. KILICO's Board of Directors approved the selection of PricewaterhouseCoopers LLP as the new independent accountants. Management had not consulted with PricewaterhouseCoopers LLP on any accounting, auditing or reporting matter, prior to that time.



During the two most recent fiscal years ended December 31, 1996, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. KPMG LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.



There were no disagreements with PricewaterhouseCoopers LLP on accounting or financial disclosures for the year ended December 31, 1997.

                          [TO BE UPDATED BY AMENDMENT]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholder's
Kemper Investors Life Insurance Company:

We have audited the accompanying consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1997, and the related consolidated statements of operations, stockholder's equity, and cash flows for the year then ended. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audit. The financial statements of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996 (post-acquisition basis) and for the year ended December 31, 1995 (pre-acquisition basis), were audited by other auditors, whose unqualified report, dated March 21, 1997, included an explanatory paragraph that described the acquisition of Kemper Investors Life Insurance Company as discussed in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.


                                           /s/ PricewaterhouseCoopers LLP


                                           Coopers & Lybrand L.L.P.

Chicago, Illinois
March 18, 1998

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholder
Kemper Investors Life Insurance Company:

We have audited the accompanying consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the period from January 4, 1996 to December 31, 1996 (post-acquisition), and for the year ended December 31, 1995 (pre-acquisition). In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as of December 31, 1996 and 1995 as listed in the accompanying index. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned post-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the post-acquisition period, in conformity with generally accepted accounting principles. Also, in our opinion, the aforementioned pre-acquisition consolidated financial statements present fairly, in all material respects, the results of their operations and their cash flows for the pre-acquisition period, in conformity with generally accepted accounting principles. Further, in our opinion, the aforementioned financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.


As discussed in Note 1 to the consolidated financial statements, effective January 4, 1996, an investor group as described in Note 1, acquired all of the outstanding stock of Kemper Corporation, the parent of Kemper Investors Life Insurance Company, in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the period after the acquisition is presented on a different cost basis than that for the period before the acquisition and, therefore, is not comparable.



                                           KPMG LLP


Chicago, Illinois
March 21, 1997

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)

                                                     DECEMBER 31   DECEMBER 31
                                                        1997          1996
                                                     -----------   -----------
ASSETS
Fixed maturities, available for sale, at fair value
  (amortized cost: December 31, 1997, $3,644,075;
  December 31, 1996, $3,929,650)...................  $ 3,668,643   $3,866,431
Short-term investments.............................      236,057       71,696
Joint venture mortgage loans.......................       72,663      110,971
Third-party mortgage loans.........................      102,974      106,585
Other real estate-related investments..............       44,409       50,157
Policy loans.......................................      282,439      288,302
Equity securities..................................       24,839        9,910
Other invested assets..............................       20,820       13,597
                                                     -----------   ----------
         Total investments.........................    4,452,844    4,517,649
Cash...............................................       23,868        2,776
Accrued investment income..........................      117,789      115,199
Goodwill...........................................      229,393      244,688
Value of business acquired.........................      138,482      189,639
Deferred insurance acquisition costs...............       59,459       26,811
Deferred income taxes..............................       39,993           --
Reinsurance recoverable............................      382,609      427,165
Receivable on sales of securities..................       20,076       32,569
Other assets and receivables.......................        3,187       34,117
Assets held in separate accounts...................    5,121,950    2,127,247
                                                     -----------   ----------
         Total assets..............................  $10,589,650   $7,717,860
                                                     ===========   ==========
LIABILITIES
Future policy benefits.............................  $ 3,856,871   $4,256,521
Ceded future policy benefits.......................      382,609      427,165
Benefits and funds payable.........................      150,524       36,142
Other accounts payable and liabilities.............      212,133       59,462
Deferred income taxes..............................           --       60,362
Liabilities related to separate accounts...........    5,121,950    2,127,247
                                                     -----------   ----------
         Total liabilities.........................    9,724,087    6,966,899
                                                     -----------   ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000
  shares...........................................        2,500        2,500
Additional paid-in capital.........................      806,538      761,538
Unrealized gain (loss) on investments..............       12,637      (47,498)
Retained earnings..................................       43,888       34,421
                                                     -----------   ----------
         Total stockholder's equity................      865,563      750,961
                                                     -----------   ----------
         Total liabilities and stockholder's
           equity..................................  $10,589,650   $7,717,860
                                                     ===========   ==========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)

                                          YEAR ENDED DECEMBER 31
                                  --------------------------------------
                                                          PREACQUISITION
                                                          --------------
                                    1997         1996          1995
                                    ----         ----          ----
REVENUE
Net investment income...........  $296,195     $299,688     $ 348,448
Realized investment gains
  (losses)......................    10,546       13,602      (318,700)
Premium income..................    22,239        7,822           236
Separate account fees and
  charges.......................    85,413       25,309        21,909
Other income....................    11,087        9,786        16,192
                                  --------     --------     ---------
          Total revenue.........   425,480      356,207        68,085
                                  --------     --------     ---------
BENEFITS AND EXPENSES
Interest credited to
  policyholders.................   199,782      223,094       237,984
Claims incurred and other
  policyholder benefits.........    28,372       14,255         7,631
Taxes, licenses and fees........    52,608        2,173         6,912
Commissions.....................    32,602       25,962        24,881
Operating expenses..............    36,837       24,678        20,837
Deferral of insurance
  acquisition costs.............   (38,177)     (27,820)      (36,870)
Amortization of insurance
  acquisition costs.............     3,204        2,316        14,423
Amortization of value of
  business acquired.............    24,948       21,530       --
Amortization of goodwill........    15,295       10,195       --
                                  --------     --------     ---------
          Total benefits and
            expenses............   355,471      296,383       275,798
                                  --------     --------     ---------
Income (loss) before income tax
  expense (benefit).............    70,009       59,824      (207,713)
Income tax expense (benefit)....    31,292       25,403       (74,664)
                                  --------     --------     ---------
          Net income (loss).....  $ 38,717     $ 34,421     $(133,049)
                                  ========     ========     =========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)

                                                                      PREACQUISITION
                                                                      --------------
                              DECEMBER 31   DECEMBER 31   JANUARY 4    DECEMBER 31
                                 1997          1996         1996           1995
                              -----------   -----------   ---------    -----------
CAPITAL STOCK, beginning and
  end of period.............   $  2,500      $  2,500     $  2,500      $   2,500
                               --------      --------     --------      ---------

ADDITIONAL PAID-IN CAPITAL,
  beginning of period.......    761,538       743,104      491,994        491,994
Capital contributions from
  parent....................     45,000        18,434        --           --
Adjustment to reflect
  purchase accounting
  method....................     --            --          251,110        --
                               --------      --------     --------      ---------
         End of period......    806,538       761,538      743,104        491,994
                               --------      --------     --------      ---------

UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, beginning of
  period....................    (47,498)       --           68,502       (236,443)
Unrealized gain (loss) on
  revaluation of
  investments, net..........     60,135       (47,498)       --           304,945
Adjustment to reflect
  purchase accounting
  method....................     --            --          (68,502)       --
                               --------      --------     --------      ---------
         End of period......     12,637       (47,498)       --            68,502
                               --------      --------     --------      ---------

RETAINED EARNINGS, beginning
  of period.................     34,421        --           42,880        175,929
Net income (loss)...........     38,717        34,421        --          (133,049)
Dividends to parent.........    (29,250)       --            --           --
Adjustment to reflect
  purchase accounting
  method....................     --            --          (42,880)       --
                               --------      --------     --------      ---------
         End of period......     43,888        34,421        --            42,880
                               --------      --------     --------      ---------

         Total stockholder's
           equity...........   $865,563      $750,961     $745,604      $ 605,876
                               ========      ========     ========      =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)


                                                         YEAR ENDED DECEMBER 31
                                               ------------------------------------------
                                                                           PREACQUISITION
                                                                           --------------
                                                 1997          1996             1995
                                                 ----          ----             ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)..........................  $  38,717    $    34,421      $(133,049)
  Reconcilement of net income (loss) to net
    cash provided:
    Realized investment losses (gains).......    (10,546)       (13,602)       318,700
    Interest credited and other charges......    198,206        230,298        237,984
    Deferred insurance acquisition costs.....    (34,973)       (25,504)       (22,447)
    Amortization of value of business
      acquired...............................     24,948         21,530        --
    Amortization of goodwill.................     15,295         10,195        --
    Amortization of discount and premium on
      investments............................     17,866         25,743          4,586
    Deferred income taxes....................    (99,370)          (897)        38,423
    Net change in current federal income
      taxes..................................     97,386        108,806        (86,990)
    Benefits and premium taxes due related to
      separate account bank-owned life
      insurance..............................    180,546        --             --
    Other, net...............................     17,168        (22,283)       (29,905)
                                               ---------    -----------      ---------
        Net cash provided from operating
          activities.........................    445,243        368,707        327,302
                                               ---------    -----------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
    Fixed maturities held to maturity........    229,208        264,383        320,143
    Fixed maturities sold prior to
      maturity...............................    633,872        891,995        297,637
    Mortgage loans, policy loans and other
      invested assets........................    131,866        168,727        450,573
  Cost of investments purchased or loans
    originated:
    Fixed maturities.........................   (606,028)    (1,369,091)      (549,867)
    Mortgage loans, policy loans and other
      invested assets........................    (76,350)      (119,044)      (131,966)
  Short-term investments, net................   (164,361)       300,819       (168,351)
  Net change in receivable and payable for
    securities transactions..................     29,746        (31,667)        (1,397)
  Net reductions in other assets.............        244            115          1,996
                                               ---------    -----------      ---------
        Net cash provided by investing
          activities.........................    178,197        106,237        218,768
                                               ---------    -----------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits.................................    145,687        141,159        247,778
    Withdrawals..............................   (745,510)      (700,084)      (755,917)
  Capital contributions from parent..........     45,000         18,434        --
  Dividends to parent........................    (29,250)       --             --
  Other......................................    (18,275)        42,512        (35,309)
                                               ---------    -----------      ---------
        Net cash used in financing
          activities.........................   (602,348)      (497,979)      (543,448)
                                               ---------    -----------      ---------
            Net increase (decrease) in
              cash...........................     21,092        (23,035)         2,622
CASH, beginning of period....................      2,776         25,811         23,189
                                               ---------    -----------      ---------
CASH, end of period..........................  $  23,868    $     2,776      $  25,811
                                               =========    ===========      =========


See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of that change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore the Company. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and the Company became wholly-owned subsidiaries of Zurich.

The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1996 and 1995 consolidated financial statements in order for them to conform to the 1997 presentation.

PURCHASE ACCOUNTING METHOD

The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying financial statements and notes thereto prepared prior to January 4, 1996 have been labeled "preacquisition". The accompanying consolidated financial statements of the Company as of January 4, 1996 (the acquisition date) and as of and for the years ended December 31, 1996 and 1997, have been prepared in conformity with the purchase method of accounting. The Company has presented January 4, 1996 (the acquisition date), as the opening purchase accounting balance sheet where appropriate for comparative purposes throughout the accompanying financial statements and notes thereto.

Under purchase accounting, the Company's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the cost of acquiring the Company and the net fair values of the Company's assets and liabilities as of the acquisition date has been recorded as

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) goodwill. The allocated cost of acquiring the Company was $745.6 million and the acquisition resulted in goodwill of $254.9 million as of January 4, 1996. The Company began to amortize goodwill during 1996 on a straight-line basis over twenty-five years. In December of 1997, the Company changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, the Company recorded an increase in goodwill amortization expense of $5.1 million during 1997.

The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1997, the Company believes that no such adjustment is necessary.

Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.

Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996, have been replaced by the value of business acquired.

The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

A 15 percent discount rate was used to determine such value and represents the rate of return required by Zurich and Insurance Partners to invest in the business being acquired. In selecting the rate of return used to value the policies purchased, the Company considered the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows, the cost of capital available to fund the acquisition, the perceived likelihood of changes in insurance regulations and tax laws, the complexity of the Company's business, and the prices paid (i.e., discount rates used in determining other life insurance company valuations) on similar blocks of business sold in recent periods.

The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2002 are as follows:

                                                                    PROJECTED
    (in thousands)        BEGINNING                  ACCRETION OF    ENDING
YEAR ENDED DECEMBER 31     BALANCE    AMORTIZATION     INTEREST      BALANCE
----------------------    ---------   ------------   ------------   ---------
1996 (actual)..........   $190,222      $(31,427)      $ 9,897      $168,692
1997 (actual)..........    168,692       (34,906)        9,958       143,744
1998...................    143,744       (25,633)        8,933       127,044
1999...................    127,044       (23,701)        7,873       111,216
2000...................    111,216       (21,668)        6,876        96,424
2001...................     96,424       (19,122)        5,973        83,275
2002...................     83,275       (17,835)        5,134        70,574

The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to stockholder's equity, net of income tax. As of December 31, 1997 and 1996, this adjustment increased (decreased) the value of business acquired by $(5.3) million and $20.9 million, respectively, and stockholder's equity by approximately $(3.4) million and $13.6 million, respectively.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
LIFE INSURANCE REVENUE AND EXPENSES

Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs. Also reflected in fees and other income is a ceding commission experience adjustment received in 1995 as a result of certain reinsurance transactions entered into by the Company during 1992. (See note captioned "Reinsurance".)

Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

DEFERRED INSURANCE ACQUISITION COSTS

The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 7.3 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 3.0 percent to 12.0 percent.

Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 7 percent for reinsurance assumed and for direct business, 8 percent for three years; 7 percent for year four; and 6 percent thereafter.

INVESTED ASSETS AND RELATED INCOME

Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value. (See note captioned "Fair Value of Financial Instruments".)

The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments net of any applicable reserve and write-downs include notes receivable from real estate ventures; investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures; and real estate owned carried at fair value.

Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, indicate a likelihood of loss. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, and on January 4, 1996, reflecting the acquisition of the Company, real estate-related investments were valued using an estimate of the investments observable market price, net of estimated costs to sell.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Under purchase accounting, the market value of the Company's policy loans and other invested assets consisting primarily of venture capital investments and a leveraged lease, became the Company's new cost basis in such investments. Investments in policy loans and other invested assets after January 4, 1996 are carried at cost.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to stockholder's equity. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

SEPARATE ACCOUNT BUSINESS

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

INCOME TAX


The operations of the Company prior to January 4, 1996 have been included in the consolidated federal income tax return of Kemper. Income taxes receivable or payable have been determined on a separate return basis, and payments have been received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally had received a tax benefit for losses to the extent such losses can be utilized in Kemper's consolidated federal tax return. Subsequent to January 4, 1996, the Company and its subsidiaries file separate federal income tax returns.


Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) CASH FLOW INFORMATION


The Company defines cash as cash in banks and money market accounts. federal income tax refunded by Kemper under the tax allocation arrangement

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2) CASH FLOW INFORMATION (CONTINUED)

for the period from January 1, 1996 to January 4, 1996 and for the years ended December 31, 1995 amounted to $108.8 million and $25.2 million, respectively. The Company paid federal income taxes of $29.0 million and $28.1 million directly to the United States Treasury Department during 1997 and 1996, respectively.


(3) INVESTED ASSETS AND RELATED INCOME

The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value (estimated fair value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                                        ESTIMATED
                                                                        UNREALIZED
                                           CARRYING    AMORTIZED    ------------------
                                            VALUE         COST       GAINS     LOSSES
(in thousands)                             --------    ---------     -----     ------
DECEMBER 31, 1997
U.S. treasury securities and obligations
  of U.S. government agencies and
  authorities...........................  $    6,258   $    6,298   $     4   $    (44)
Obligations of states and political
  subdivisions, special revenue and
  nonguaranteed.........................      29,330       29,308       160       (138)
Debt securities issued by foreign
  governments...........................      92,563       92,722       188       (347)
Corporate securities....................   1,861,655    1,846,588    24,733     (9,666)
Mortgage and asset-backed securities....   1,678,837    1,669,159    10,035       (357)
                                          ----------   ----------   -------   --------
      Total fixed maturities............  $3,668,643   $3,644,075   $35,120   $(10,552)
                                          ==========   ==========   =======   ========
DECEMBER 31, 1996
U.S. treasury securities and obligations
  of U.S. government agencies and
  authorities...........................  $   92,238   $   93,202   $    --   $   (964)
Obligations of states and political
  subdivisions, special revenue and
  nonguaranteed.........................      30,853       31,519        --       (666)
Debt securities issued by foreign
  governments...........................     105,394      108,456       504     (3,566)
Corporate securities....................   1,896,615    1,935,511     5,918    (44,814)
Mortgage and asset-backed securities....   1,741,331    1,760,962     1,990    (21,621)
                                          ----------   ----------   -------   --------
      Total fixed maturities............  $3,866,431   $3,929,650   $ 8,412   $(71,631)
                                          ==========   ==========   =======   ========

Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

The Company's $220.0 million real estate portfolio at December 31, 1997 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 1997 and 1996, total impaired real estate-related loans were as follows:

                                               DECEMBER 31    DECEMBER 31
                                                   1997           1996
(in millions)                                  -----------    -----------
Impaired loans without reserves--gross.......     $39.3          $39.8
Impaired loans with reserves--gross..........       2.2            7.6
                                                  -----          -----
       Total gross impaired loans............      41.5           47.4
Reserves related to impaired loans...........      (2.1)          (4.4)
                                                  -----          -----
       Net impaired loans....................     $39.4          $43.0
                                                  =====          =====

Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. At December 31, 1997 and 1996, the Company's deficit in equity investments considered in determining reserves and write-downs amounted to $0 and $5.9 million, respectively. The Company had an average balance of $45.2 million and $30.8 million in impaired loans for 1997 and 1996, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

At December 31, 1997 and December 31, 1996, loans on nonaccrual status, before reserves and write-downs, amounted to $47.4 million and $43.5 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
At December 31, 1997, securities carried at approximately $6.3 million were on deposit with governmental agencies as required by law.

Proceeds from sales of investments in fixed maturities prior to maturity were $633.9 million, $892.0 million and $297.6 million during 1997, 1996 and 1995, respectively. Gross gains of $3.1 million, $9.9 million and $21.2 million and gross losses of $13.7 million, $16.2 million and $11.9 million were realized on sales and write-downs of fixed maturities in 1997, 1996 and 1995, respectively.

The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 1997, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                 CARRYING     AMORTIZED
                                                  VALUE       COST VALUE
               (in thousands)                    --------     ----------
One year or less............................    $   47,724    $   47,797
Over one year through five..................       649,279       648,291
Over five years through ten.................       988,849       984,495
Over ten years..............................       303,954       294,333
Securities not due at a single maturity
  date, primarily mortgage and asset-backed
  securities(1).............................     1,678,837     1,669,159
                                                ----------    ----------
       Total fixed maturities...............    $3,668,643    $3,644,075
                                                ==========    ==========

---------------
(1) Weighted average maturity of 3.8 years.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
The sources of net investment income were as follows:

                                                                PREACQUISITION
                                                                --------------
                                    1997           1996              1995
        (in thousands)              ----           ----              ----
Interest and dividends on
  fixed maturities............    $250,170       $250,683          $269,934
Dividends on equity
  securities..................       2,123            646               681
Income from short-term
  investments.................       4,128          9,130            13,159
Income from mortgage loans....      16,283         20,257            40,494
Income from policy loans......      20,549         20,700            19,658
Income from other real estate-
  related investments.........       6,631          4,917            15,565
Income from other loans and
  investments.................       2,045          2,480             1,555
                                  --------       --------          --------
       Total investment
          income..............     301,929        308,813           361,046
Investment expense............      (5,734)        (9,125)          (12,598)
                                  --------       --------          --------
       Net investment
          income..............    $296,195       $299,688          $348,448
                                  ========       ========          ========

Realized gains (losses) for the years ended December 31, 1997, 1996 and 1995, were as follows:

                                              REALIZED GAINS (LOSSES)
                                  -----------------------------------------------
                                                                   PREACQUISITION
                                                                   --------------
                                    1997            1996                1995
        (in thousands)              ----            ----                ----
Real estate-related...........    $ 19,758         $17,462           $(325,611)
Fixed maturities..............     (10,656)         (6,344)              9,336
Equity securities.............         914           --                   (346)
Other.........................         530           2,484              (2,079)
                                  --------         -------           ---------
  Realized investment gains
     (losses) before income
     tax expense (benefit)....      10,546          13,602            (318,700)
Income tax expense (benefit)         3,691           4,761            (111,545)
                                  --------         -------           ---------
  Net realized investment
     gains (losses)...........    $  6,855         $ 8,841           $(207,155)
                                  ========         =======           =========

Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between fair value and cost. The change in unrealized investment gains (losses)

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) by class of investment for the years ended December 31, 1997, 1996 and 1995 were as follows:

                                      CHANGE IN UNREALIZED GAINS (LOSSES)
                           ---------------------------------------------------------
                                                                      PREACQUISITION
                                                                      --------------
                           DECEMBER 31    DECEMBER 31    JANUARY 4     DECEMBER 31
                               1997           1996          1996           1995
     (in thousands)        -----------    -----------    ---------     -----------
Fixed maturities.........    $ 87,787       $(63,219)        $           $351,964
Equity and other
  securities.............        (103)         1,256         --               180
Adjustment to deferred
  insurance acquisition
  costs..................      (2,325)         1,307         --           (14,277)
Adjustment to value of
  business acquired......     (26,209)        20,947         --           --
                             --------       --------         --          --------
  Unrealized gain (loss)
     before income tax
     expense.............      59,150        (39,709)        --           337,867
Income tax expense
  (benefit)..............        (985)         7,789         --            32,922
                             --------       --------         --          --------
       Net unrealized
          gain (loss) on
          investments....    $ 60,135       $(47,498)        $--         $304,945
                             ========       ========         ==          ========

(4) UNCONSOLIDATED INVESTEES

At December 31, 1997 and 1996 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

As of December 31, 1997 and December 31, 1996, the Company's net equity investment in unconsolidated investees amounted to $19.3 million and $11.7 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $835 thousand and $223 thousand in 1997 and 1996, respectively, and a net loss of $453 thousand in 1995.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK

The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.


Approximately 35.1 percent of the Company's investment-grade fixed maturities at December 31, 1997 were mortgage-backed securities, down from 36.4 percent at December 31, 1996, due to sales and paydowns during 1997. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.


Approximately 10.8 percent and 8.8 percent of the Company's investment-grade fixed maturities at December 31, 1997 and 1996, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by home equity loans (27.7%), auto loans (22.3%), manufactured housing loans (17.2%), equipment loans (13.7%), and commercial mortgage backed securities (10.7%).

The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:

GEOGRAPHIC DISTRIBUTION AS OF DECEMBER 31, 1997

California...........................................   38.2%
Hawaii...............................................   14.2
Colorado.............................................    9.8
Oregon...............................................    9.2
Washington...........................................    9.1
Florida..............................................    6.4
Texas................................................    5.1
Michigan.............................................    3.7
Ohio.................................................    3.3
Illinois.............................................    1.0
                                                       -----
          Total......................................  100.0%
                                                       =====

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)
DISTRIBUTION BY PROPERTY TYPE AS OF DECEMBER 31, 1997

Hotel................................................   41.3%
Land.................................................   28.2
Residential..........................................   13.1
Retail...............................................    3.3
Office...............................................    3.1
Industrial...........................................     .9
Other................................................   10.1
                                                       -----
          Total......................................  100.0%
                                                       =====

Undeveloped land represented approximately 28.2 percent of the Company's real estate portfolio at December 31, 1997. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

Approximately half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners. (See note captioned "Unconsolidated Investees".)

At December 31, 1997, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $88.2 million, or
40.1 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and two office buildings. At December 31, 1997, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

At December 31, 1997, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)
Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $60.5 million, or 27.5 percent, of the Company's real estate portfolio. Kemper's interest is 75 percent at December 31, 1997. At December 31, 1997, MLP-related commitments accounted for approximately $7.4 million of the Company's off-balance-sheet legal commitments, which the Company expects to fund.

At December 31, 1997, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold or written-down to zero. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 1997. The Company does not expect to fund any of these commitments.

(6) INCOME TAXES

Income tax expense (benefit) was as follows for the years ended December 31, 1997, 1996 and 1995:

                                                         PREACQUISITION
                                                         --------------
                                1997         1996             1995
       (in thousands)           ----         ----             ----
Current.....................  $130,662      $26,300        $(113,087)
Deferred....................   (99,370)        (897)          38,423
                              --------      -------        ---------
          Total.............  $ 31,292      $25,403        $ (74,664)
                              ========      =======        =========


Included in the 1995 current tax benefit is the recognition of a net operating loss carryover at December 31, 1995 which was utilized against taxable income on Kemper's consolidated short-period federal income tax return for the January 1 through January 4, 1996 tax year. Beginning January 5, 1996, the Company and its subsidiaries each filed a stand alone federal income tax return. Previously, the Company had filed a consolidated federal income tax return with Kemper. In 1996, the Company and Kemper settled all outstanding balances under the tax allocation agreement.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)

The actual income tax expense (benefit) for 1997, 1996 and 1995 differed from the "expected" tax expense (benefit) for those years as displayed below. "Expected" tax expense (benefit) was computed by applying the U.S. federal corporate tax rate of 35 percent in 1997, 1996, and 1995 to income (loss) before income tax expense (benefit).


                                                         PREACQUISITION
                                                         --------------
                                1997         1996             1995
       (in thousands)           ----         ----             ----
Computed expected tax expense
  (benefit)..................  $24,503      $20,938         $(72,700)
Difference between "expected"
  and actual tax expense
  (benefit):
  State taxes................    1,801          913           (1,370)
  Amortization of goodwill...    5,353        3,568          --
  Foreign tax credit.........     (278)       --                (183)
  Other, net.................      (87)         (16)            (411)
                               -------      -------         --------
          Total actual tax
            expense
            (benefit)........  $31,292      $25,403         $(74,664)
                               =======      =======         ========

Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains.


The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred federal tax asset or liability from unrealized gains or losses on investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax asset or liability were as follows:



                                  DECEMBER 31    DECEMBER 31     JANUARY 4
                                     1997            1996          1996
         (in thousands)           -----------    -----------     ---------
Deferred federal tax assets:
  Deferred insurance acquisition
     costs......................   $ 75,522        $  4,520      $  --
  Unrealized losses on
     investments................     --              16,624         --
  Life policy reserves..........     43,337          46,452        46,654
  Unearned revenue..............     37,243          --             --
  Real estate-related...........     13,400          20,642        27,736
  Other investment-related......      3,298           5,409         1,773
  Other.........................      4,371           3,639         9,750
                                   --------        --------      --------
     Total deferred federal tax
       assets...................    177,171          97,286        85,913
  Valuation allowance...........    (15,201)        (31,825)      (15,201)
                                   --------        --------      --------
     Total deferred federal tax
       assets after valuation
       allowance................    161,970          65,461        70,712
                                   --------        --------      --------
Deferred federal tax
  liabilities:
  Value of business acquired....     48,469          66,373        66,578
  Deferred insurance acquisition
     costs......................     20,811           9,384         --
  Depreciation and
     amortization...............     20,201          15,473        15,490
  Other investment-related......     18,774          28,855        37,919
  Unrealized gains on
     investments................      9,002          --             --
  Other.........................      4,720           5,738         4,197
                                   --------        --------      --------
     Total deferred federal tax
       liabilities..............    121,977         125,823       124,184
                                   --------        --------      --------
Net deferred federal tax assets
  (liabilities).................   $ 39,993        $(60,362)     $(53,472)
                                   ========        ========      ========


The net deferred tax assets relate primarily to unearned revenue and the tax on deferred insurance acquisition costs ("DAC Tax") associated with $2.7 billion of new 1997 sales from a non-registered individual and group variable bank-owned life insurance contract ("BOLI"). As a result of proposed tax law changes, as more fully discussed below, the level of DAC Tax experienced in 1997 is not anticipated to occur in future periods and it is expected that the Company will return to its normalized earnings patterns in 1998. Management believes that it is more likely, than not, that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
In early 1998, the Clinton Administration's Fiscal Year 1998 Budget ("Budget") was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities and variable life insurance contracts, including BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, certain of the Company's non-qualified fixed and variable annuities and certain of its variable life insurance products, including BOLI and the non-registered individual variable universal life insurance contract introduced during 1997, may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Additionally, sales of such products during 1998 may also be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.

The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1993 are currently under examination by the IRS.

(7) RELATED-PARTY TRANSACTIONS

The Company received cash capital contributions of $45.0 million and $18.4 million during 1997 and 1996, respectively. The Company paid cash dividends of $29.3 million to Kemper during 1997.

The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1997 and December 31, 1996, joint venture mortgage loans totaled $72.7 million and $111.0 million, respectively, and during 1997, 1996 and 1995, the Company earned interest income on these joint venture loans of $7.5 million, $9.5 million and $19.6 million, respectively.


All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc., an affiliated company, and the information systems of Kemper Service Company ("KSvC"), an SKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1997, 1996 and 1995, expenses allocated to the Company from SKI and KSvC amounted to $114 thousand, $1.7 million and $4.4 million, respectively. The

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) RELATED-PARTY TRANSACTIONS (CONTINUED)
Company also paid to SKI investment management fees of $3.5 million, $3.6 million and $3.4 million during 1997, 1996 and 1995, respectively. In addition, expenses allocated to the Company from FKLA during 1997, 1996 and 1995 amounted to $30.0 million, $10.5 million and $14.3 million, respectively.

During 1995, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $3.5 million to an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on these sales. During 1996, the Company purchased approximately $24.5 million of real estate-related investments from an affiliated non-life realty subsidiary for cash. The Company also paid to Kemper real estate subsidiaries $2.2 million, $1.8 million and $1.8 million in 1997, 1996 and 1995, respectively, related to the management of the Company's real estate portfolio.

(8) REINSURANCE

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

In 1992 and 1991, the Company entered into 100 percent indemnity reinsurance agreements ceding $515.7 million and $416.3 million, respectively, of its fixed-rate annuity liabilities to Fidelity Life Association, a Mutual Legal Reserve Company ("FLA"). FLA is a mutual insurance company that shares common management and common board members with the Company, FKLA and Kemper. As of December 31, 1997 and 1996, the reinsurance recoverable related to the fixed-rate annuity liabilities ceded to FLA amounted to $382.6 million and $427.2 million, respectively. During 1995, the Company recorded income of $4.4 million related to a ceding commission experience adjustment from the 1992 reinsurance agreement.

In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) REINSURANCE (CONTINUED)
represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles, of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996. Premiums assumed during 1997 under the terms of the treaty amounted to $21.1 million and the face amount which remained outstanding at December 31, 1997 amounted to $12.6 billion.

The Company's retention limit on term life insurance prior to 1997 was $300 thousand (face amount) on the life of any one individual with the excess amounts ceded to outside reinsurers. The term life insurance business assumed from FKLA during 1996 did not have any individual contracts greater than $300 thousand in face amount. Effective January 1, 1997, the Company ceded 90 percent of all new term life insurance premiums to outside reinsurers. Term life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $139 thousand and $102 thousand as of December 31, 1997 and 1996, respectively.

During December 1997, the Company entered into a funds held reinsurance agreement with a Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited ("EPICENTRE"). Under the terms of this agreement, the Company ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to a new product developed in 1997, a non-registered variable bank-owned life insurance contract ("BOLI"), which is held in the Company's separate accounts. During 1997, the Company issued $59.3 billion (face amount) of new BOLI business and ceded $51.1 billion (face amount) to EPICENTRE under the terms of the treaty. During 1997, the Company also ceded $24.3 million of separate account fees (cost of insurance charges) to EPICENTRE. The Company has also withheld approximately $23.4 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1997.

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED) contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.9 million and $1.7 million at December 31, 1997 and 1996, respectively.

The discount rate used in determining the allocated postretirement benefit obligation was 7.25 percent and 7.75 percent for 1997 and 1996, respectively. The assumed health care trend rate used was based on projected experience for 1997 and 1998, 8 percent in 1999, gradually declining to 5.0 percent by the year 2002 and remaining at that level thereafter.

A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 and 1996 by $242 thousand and $191 thousand, respectively.

The Company also provides certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement.

(10) COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.


Although neither the Company or its joint venture projects have been identified as a "potentially responsible party" under federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED) material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1997 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1997.

(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK

At December 31, 1997, the Company had future legal loan commitments and stand-by financing agreements totaling $75.3 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $21.2 million of these arrangements. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See note captioned "Invested Assets and Related Income".) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

Fixed maturities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, SKI.

Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.

Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1997 and 1996 to be 5.25 percent and 4.75 percent, respectively, while the assumed average market crediting rate was 6.0 percent and 5.8 percent in 1997 and 1996, respectively.

The carrying values and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                 DECEMBER 31, 1997             DECEMBER 31, 1996
                              ------------------------      ------------------------
                               CARRYING        FAIR          CARRYING        FAIR
                                VALUE         VALUE           VALUE         VALUE
      (in thousands)           --------       -----          --------       -----
Financial instruments
  recorded as assets:
  Fixed maturities........    $3,668,643    $3,668,643      $3,866,431    $3,866,431
  Cash and short-term
    investments...........       259,925       259,925          74,472        74,472
  Mortgage loans and other
    real estate-related
    assets................       220,046       220,046         267,713       267,713
  Policy loans............       282,439       282,439         288,302       288,302
  Equity securities.......        24,839        24,839           9,910         9,910
  Other invested assets...        20,820        24,404          13,597        13,597
Financial instruments
  recorded as liabilities:
  Life policy benefits,
    excluding term life
    reserves..............     3,846,023     4,050,852       4,249,264     4,101,588

(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS

The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1998 is $58.4 million.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS (CONTINUED)
The Company paid cash dividends of $29.3 million to Kemper during 1997. The Company paid no cash dividends in 1996 or 1995.

The Company's net income (loss) and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                         1997          1996          1995
          (in thousands)                 ----          ----          ----
Net income (loss)..................    $ 58,372      $ 37,287      $(64,707)
                                       ========      ========      ========
Statutory capital and surplus......    $476,924      $411,837      $383,374
                                       ========      ========      ========

(14) UNAUDITED INTERIM FINANCIAL INFORMATION

The following table sets forth the Company's unaudited quarterly financial information:

(in thousands)

        QUARTER ENDED          MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
        -------------          --------   -------   ------------   -----------
1997 OPERATING SUMMARY
  Net investment income......  $74,249    $74,050     $72,950       $ 74,946
  Realized investment gains
    (losses).................      889      8,161      (3,032)         4,528
  Premium income.............    5,008      4,121       3,938          9,172
  Separate account fees and
    other income.............    8,909     12,961      12,215         62,415(1)
                               -------    -------     -------       --------
         Total revenue.......   89,055     99,293      86,071        151,061
                               -------    -------     -------       --------
  Interest credited and
    benefits to
    policyholders............   57,859     56,643      57,965         55,687
  Commissions, taxes,
    licenses and fees........    8,023      9,475       8,389         59,323(1)
  Operating expenses.........    7,175      8,780      10,014         10,868
  Net deferral of insurance
    acquisition costs........   (7,216)    (6,877)     (7,471)       (13,409)
  Amortization of value of
    business acquired........    4,821      6,991       6,743          6,393
  Amortization of goodwill...    2,547      2,552       2,549          7,647(2)
                               -------    -------     -------       --------
         Total benefits and
           expenses..........   73,209     77,564      78,189        126,509
                               -------    -------     -------       --------
  Income before income tax
    expense..................   15,846     21,729       7,882         24,552
  Income tax expense.........    5,678      8,723       3,778         13,113
                               -------    -------     -------       --------
         Net income..........  $10,168    $13,006     $ 4,104       $ 11,439
                               =======    =======     =======       ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(14) UNAUDITED INTERIM FINANCIAL INFORMATION (CONTINUED)

        QUARTER ENDED          MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
        -------------          --------   -------   ------------   -----------
1996 OPERATING SUMMARY
  Net investment income......  $72,302    $74,647     $76,070       $ 76,669
  Realized investment gains
    (losses).................   (1,248)    (2,439)     13,518          3,771
  Premium income.............      130        109         150          7,433(3)
  Separate account fees and
    other income.............    8,028      9,419       8,478          9,170
                               -------    -------     -------       --------
         Total revenue.......   79,212     81,736      98,216         97,043
                               -------    -------     -------       --------
  Interest credited and
    benefits to
    policyholders............   58,296     57,335      57,512         64,206
  Commissions, taxes,
    licenses and fees........    6,868      6,486       6,819          7,962
  Operating expenses.........    5,440      4,920       6,974          7,344
  Net deferral of insurance
    acquisition costs........   (5,032)    (7,302)     (5,434)        (7,736)
  Amortization of value of
    business acquired........    4,234      2,787      11,582          2,927
  Amortization of goodwill...    2,547      2,552       2,549          2,547
                               -------    -------     -------       --------
         Total benefits and
           expenses..........   72,353     66,778      80,002         77,250
                               -------    -------     -------       --------
  Income before income tax
    expense..................    6,859     14,958      18,214         19,793
  Income tax expense.........    3,513      6,402       7,391          8,097
                               -------    -------     -------       --------
         Net income..........  $ 3,346    $ 8,556     $10,823       $ 11,696
                               =======    =======     =======       ========

---------------

Notes:

(1) Reflects premium tax expense loads received and premium taxes incurred of $49.1 million related to new BOLI sales of $2.6 billion in the fourth quarter of 1997.

(2) Reflects the effect of the change in amortization of goodwill from 25 to 20 years.

(3) Reflects the assumption of term life insurance business from FKLA.

APPENDIX A

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:            $40,000

Guarantee Period:                 5 Years

Guaranteed Interest Rate:     5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Certificate upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Date of Issue. The Market Value Adjustment operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate KILICO is then crediting (at the time of the withdrawal) on new Certificates with the same Guarantee Period as the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period. These examples also show the Withdrawal Charge (if any) which would be calculated separately after the Market Value Adjustment.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment and KILICO is then crediting 6.5% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                                                   4
                                         (1 + .05)   -1
                      -.0551589*   =   [----------]
                                         (1 + .065)

The Market Value Adjustment is a reduction of $2,316.67 from the Guarantee Period Value:

                       - 2,316.67 = -.0551589 X 42,000.00

---------------

* Actual calculation utilizes 10 decimal places.

The Market Adjusted Value would be:

                      $39,683.33 = $42,000.00 - $2,316.67

A Withdrawal Charge of 6% would be assessed against the Market Adjusted Value in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Market Adjusted Value is not subject to a Withdrawal Charge. The Withdrawal Charge is thus:

                       $2,142.90 = $39,683.33 X .90 X .06

Thus, the amount payable on a full withdrawal would be:

                      $37,540.43 = $39,683.33 - $2,142.90

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be 50% of that of the full withdrawal:

                      -$1,158.34 = -.0551589 X $21,000.00

The Market Adjusted Value would be:

                      $19,841.66 = $21,000.00 - $1,158.34

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

                $952.39 = ($19,841.46 - .10 X $39,683.33) X .06

Thus, the amount payable on this partial withdrawal would be:

                        $18.889.07 = $19,841.46 -$952.39

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and KILICO is then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                                                  4
                       +.0390198  =   (1 + .05)      -1
                                     [----------]
                                      (1 + .04)

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period
Value:

                       $1,638.83 = $42,000.00 X .0390198

The Market Adjusted Value would be:

                       $43,638.33 = $42,000.00 +$1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value, as there were no prior withdrawals:

                       $2,356.47 = $43,638.33 X .90 X .06

Thus, the amount payable on withdrawal would be:

                      $41,281.85 = $43,638.33 - $2,356.47

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

                        $819.42 = $21,000.00 X .0390198

The Market Adjusted Value of $21,000.00 would be:

                       $21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

                $1,047.34 = ($21,819.42 - .1 X $43,638.33) X .06

Thus, the amount payable on this partial withdrawal would be:

                      $20,772.08 = $21,819.42 - $1,047.34

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service.

A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, wire Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or call 1-800-621-5001.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see "Required Distributions"). However, section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), (1) all contributions to an IRA, including a Roth IRA, must be cash contributions which do not exceed $2,000 for any taxable year, and (2) all contributions to a SIMPLE IRA must be cash contributions, including matching or nonelective employer contributions (see "SIMPLE IRAs"), which do not exceed $6,000 for any year (as adjusted for inflation).

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments under an IRA. In one, you transfer amounts from one IRA to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA or to a SIMPLE Individual Retirement Account under section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A direct transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA, qualified pension or profit-sharing plan or tax-sheltered annuity, or from a direct transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA or SIMPLE Individual Retirement Account.

6. Beginning January 1, 1993, a distribution that is eligible for rollover treatment from a qualified employee benefit plan or tax-sheltered annuity will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

1. In general, the amount you can contribute each year to an IRA is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. Beginning in 1997, in the case of a married couple filing a joint return, up to $2,000 can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $4,000 for the year. Previously, if one spouse had no compensation or elected to be treated as having no compensation, the total combined contributions to both IRAs could no be more than $2,250.

3. Also beginning in 1997, in the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

     a. $2,000, or

     b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. Beginning in 1998, even if your spouse is covered by an employer retirement plan, you may be able to deduct your contributions to an IRA if you are not covered by an employer plan. The deduction is limited to $2,000 and it must be reduced if your adjusted gross income on a joint return is more than $150,000 but less than $160,000. Your deduction is eliminated if your income on a joint return is $160,000 or more.

5. Contributions to your IRA can be made at any time. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

E. SEP-IRA'S

1. The maximum deductible contribution for a Simplified Employee Pension (SEP) IRA is the lesser of $30,000 or 15% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor). Information about the Kemper SEP is available upon request.

F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $6,000 (as adjusted for inflation) for the year. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $150,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over the life or the lives of you and your spouse, provided that, if installments are guaranteed, the guaranty period does not exceed the lesser of 20 years or the applicable life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRS forms, phone the IRS toll free at 1-800-729-3676 or write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAS

1. If your contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here. However, the provisions of the Code governing Roth IRAs may be modified by pending legislation. We will notify you of any such changes.

2. The IRS is not presently accepting submissions for opinion letters approving annuities as Roth IRAs, but will issue in the future procedures for requesting such opinion letters. We will apply for approval as soon as possible after the IRS issues its procedures on this matter. Such approval will be a determination only as to the form of the annuity, and will not represent a determination of the merits of the annuity.

3. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your contract after we obtain approval of the endorsement from the IRS and your state insurance department. The Company reserves the right to amend the contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA on or after January 1, 1998, only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of $2,000 and 100% of your compensation for the taxable year. However, if you file a joint return and receive less compensation for the taxable year than your spouse, the contribution limit for the taxable year is the lesser of $2,000 and the sum of (1) your compensation for the taxable year, and (2) your spouse's compensation for the taxable year reduced by any deductible contributions to an IRA of your spouse, and by any contributions to a Roth IRA for your spouse, for the taxable year.

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

     (a) the excess of (i) your adjusted gross income for the taxable year, over
     (ii) the "applicable dollar amount," bears to

     (b) $15,000 (or $10,000 if you are married).

For this purpose, "adjusted gross income" is determined in accordance with section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. Rollovers And Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers And Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, section 72(t) of the Code (relating to the 10 percent penalty tax on premature distributions) will not apply. If such a rollover or transfer occurs before January 1, 1999, any portion of the amount rolled over or transferred which is required to be included in gross income will be so included ratably over the 4-taxable year period beginning with the taxable year in which the rollover or transfer is made.

Pending legislation may modify these rules retroactively to January 1, 1998.

3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax advisor if you intend to contribute rollover, transfer, or conversion amounts to your Policy, or if you intend to roll over or transfer amounts from your Policy to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (I.E., a qualified first-time homebuyer distribution under section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or
(2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the amount of the premature distribution that you must include in your gross income. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To amounts that are rolled over tax free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of section 72(m)(7) of the Code;

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

1. If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

END OF     LUMP SUM TERMINATION        AT        LUMP SUM TERMINATION
 YEAR       VALUE OF CONTRACT *        AGE        VALUE OF CONTRACT *
--------------------------------------------------------------------------

  1                                    60
--------------------------------------------------------------------------

  2                                    65
--------------------------------------------------------------------------

  3                                    70
--------------------------------------------------------------------------

  4
--------------------------------------------------------------------------

  5
--------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item O below.

2. If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

END OF     LUMP SUM TERMINATION        AT        LUMP SUM TERMINATION
 YEAR       VALUE OF CONTRACT *        AGE        VALUE OF CONTRACT *
--------------------------------------------------------------------------

  1                                    60
--------------------------------------------------------------------------

  2                                    65
--------------------------------------------------------------------------

  3                                    70
--------------------------------------------------------------------------

  4
--------------------------------------------------------------------------

  5
--------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item O below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.40% per annum. If you elected the Guaranteed Retirement Income Benefit option, an additional charge of .25% of the

Contract Value will be assessed against the Separate Account, Fixed Account and Guarantee Periods on a pro-rata basis.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the purchase payments (in a given contract year) were received by KILICO; under 1 year, 7%; over 1 to 2 years, 6%; over 2 to 3 years, 5%; over 3 to 4 years, 5%; over 4 to 5 years, 4%; over 5 to 6 years, 3%; over 6 to 7 years, 2%; over 7 years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value."

5. The growth in value of your contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
 YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
-----------------------------------------------------------------------------------------
   1     $   937.00      14     $16,798.32      27     $40,421.63      40     $ 75,113.26
   2       1,913.00      15      18,310.91      28      42,642.92      41       78,375.30
   3       2,928.90      16      19,868.88      29      44,930.85      42       81,735.20
   4       3,976.63      17      21,473.59      30      47,287.42      43       85,195.89
   5       5,066.14      18      23,126.44      31      49,714.68      44       88,760.41
   6       6,198.41      19      24,828.87      32      52,214.76      45       92,431.86
   7       7,374.46      20      26,582.37      33      54,789.84      46       96,213.46
   8       8,604.34      21      28,388.49      34      57,442.18      47      100,108.50
   9       9,871.11      22      30,248.78      35      60,174.08      48      104,120.40
  10      11,175.88      23      32,164.88      36      62,987.94      49      108,252.65
  11      12,519.80      24      34,138.47      37      65,886.22      50      112,508.87
  12      13,904.03      25      36,171.26      38      68,871.45
  13      15,329.79      26      38,265.04      39      71,946.23

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
 YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      Values*
-----------------------------------------------------------------------------------------
   1       $  937        14       $1,000        27       $1,000        40       $1,000
   2          946        15        1,000        28        1,000        41        1,000
   3          955        16        1,000        29        1,000        42        1,000
   4          955        17        1,000        30        1,000        43        1,000
   5          964        18        1,000        31        1,000        44        1,000
   6          973        19        1,000        32        1,000        45        1,000
   7          982        20        1,000        33        1,000        46        1,000
   8        1,000        21        1,000        34        1,000        47        1,000
   9        1,000        22        1,000        35        1,000        48        1,000
  10        1,000        23        1,000        36        1,000        49        1,000
  11        1,000        24        1,000        37        1,000        50        1,000
  12        1,000        25        1,000        38        1,000
  13        1,000        26        1,000        39        1,000

* Includes applicable withdrawal charges.

                                 PROSPECTUS FOR


                    KEMPER INVESTORS LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------


                         INDIVIDUAL AND GROUP VARIABLE,
                                FIXED AND MARKET



                        VALUE ADJUSTED DEFERRED ANNUITY
                                   CONTRACTS

--------------------------------------------------------------------------------


                                   ISSUED BY


                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT


                                       OF


                    KEMPER INVESTORS LIFE INSURANCE COMPANY



This prospectus describes Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts of Kemper Investors Life Insurance Company that are designed to provide benefits under retirement plans which may qualify for certain federal tax advantages. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on an individual basis are represented by a Certificate. All discussion of "Contracts" includes Contracts issued on an individual or group basis.


                                                                     (Continued)



THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND ARE NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS [AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS]. YOU MAY OBTAIN A FREE COPY BY WRITING US OR CALLING (847) 550-5500. A TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE 85. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.



THE DATE OF THIS PROSPECTUS IS                , 1999.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You may allocate purchase payments to one or more of the variable options, the fixed option or the fixed option subject to a market value adjustment. The Contract currently offers twelve investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios:



INVESTORS FUND SERIES: Kemper Government Securities; Kemper High Yield; Kemper Small Cap Growth; Kemper-Dreman High Return Equity.



SCUDDER VARIABLE LIFE INVESTMENT FUND: Scudder VLIF Money Market; Scudder VLIF Growth and Income (Class A Shares); Scudder VLIF International (Class A Shares); Scudder VLIF Bond (Class A Shares).



JANUS ASPEN SERIES: Janus Capital Appreciation



PIMCO VARIABLE INSURANCE TRUST: PIMCO Low Duration Bond; PIMCO Foreign Bond.



TEMPLETON VARIABLE PRODUCTS SERIES FUND: Templeton Developing Markets Fund (Class 2 Shares).



Subaccounts and Portfolios may be added or deleted in the future. Contract values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts. Contract values allocated to the Fixed Account or one or more Guarantee Periods of the Market Value Adjustment Option accumulate on a fixed basis.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
DEFINITIONS.................................................    1
SUMMARY.....................................................    4
SUMMARY OF EXPENSES.........................................    7
KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE
  FUNDS.....................................................   11
FIXED ACCOUNT OPTION........................................   19
THE CONTRACTS...............................................   19
CONTRACT CHARGES AND EXPENSES...............................   29
THE ANNUITY PERIOD..........................................   33
FEDERAL INCOME TAXES........................................   37
DISTRIBUTION OF CONTRACTS...................................   44
VOTING RIGHTS...............................................   44
REPORTS TO CONTRACT OWNERS AND INQUIRIES....................   45
DOLLAR COST AVERAGING.......................................   45
SYSTEMATIC WITHDRAWAL PLAN..................................   46
EXPERTS.....................................................   46
LEGAL MATTERS...............................................   47
SPECIAL CONSIDERATIONS......................................   47
AVAILABLE INFORMATION.......................................   47
BUSINESS....................................................   48
PROPERTIES..................................................   57
LEGAL PROCEEDINGS...........................................   57
SELECTED FINANCIAL DATA.....................................   58
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS.................................   59
DIRECTORS AND EXECUTIVE OFFICERS OF KILICO..................   78
EXECUTIVE COMPENSATION......................................   82
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......   85
FINANCIAL STATEMENTS........................................   85
CHANGE OF ACCOUNTANTS.......................................   85

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

     ACCUMULATED GUARANTEE PERIOD VALUE--The sum of an Owner's Guarantee Period Values.

     ACCUMULATION PERIOD--The period between the Date of Issue of a Contract and the Annuity Date.

     ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

     ANNUITANT--The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

     ANNUITY DATE--The date on which annuity payments are to commence.

     ANNUITY OPTION--One of several forms in which annuity payments can be made.

     ANNUITY PERIOD--The period starting on the Annuity Date.

     ANNUITY UNIT--A unit of measurement used to determine the amount of Variable Annuity payments.

     BENEFICIARY--The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.


     COMPANY ("WE", "US", "OUR", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1 Kemper Drive, Long Grove, Illinois 60049.


     CONTRACT--A Variable, Fixed and Market Value Adjusted Annuity Contract offered by this Prospectus.

     CONTRACT VALUE--The sum of the values of the Owner's Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

     CONTRACT YEAR--Period between anniversaries of the Contract's Date of Issue.

     CONTRACT QUARTER--Periods between quarterly anniversaries of the Contract's Date of Issue.

     CONTRIBUTION YEAR--Each one year period following the date a Purchase Payment is made.

     DATE OF ISSUE--The date on which the first Contract Year commences.

     FIXED ACCOUNT--The General Account of KILICO to which a Contract Owner may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

     FIXED ACCOUNT CONTRACT VALUE--The value of the Owner's Contract interest in the Fixed Account.

     FIXED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of a Subaccount and is guaranteed by KILICO.


     FUND OR FUNDS--Investors Fund Series, Scudder Variable Life Investment Fund, Janus Aspen Series PIMCO Variable Insurance Trust and Templeton Variable Products Series Fund including any Portfolios thereunder.


     GENERAL ACCOUNT--All the assets of KILICO other than those allocated to any separate account.

     GUARANTEED INTEREST RATE--The rate of interest we establish for a given Guarantee Period.

     GUARANTEE PERIOD--The time when an amount is credited with a Guaranteed Interest Rate. Guarantee Period options may range from one to ten years, at our option.

     GUARANTEE PERIOD VALUE--The Guarantee Period Value is the sum of the
     Owner's: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.


     MARKET ADJUSTED VALUE--A Guarantee Period Value adjusted by the market value adjustment formula on any date prior to the end of a Guarantee Period.


     MARKET VALUE ADJUSTMENT--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Contract.


     NON-QUALIFIED PLAN CONTRACT--A Contract which does not receive favorable tax treatment as an Individual Retirement Annuity, as a Simplified Employee Pension-IRA or as a Roth Individual Retirement Annuity under the Internal Revenue Code.


     OWNER OR OWNER--The person designated in the Contract as having the privileges of ownership defined in the Contract.

     PORTFOLIO--A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

     PURCHASE PAYMENTS--Amounts paid to us for an Owner.

     QUALIFIED PLAN CONTRACT--A Contract issued in connection with a retirement plan which receives favorable tax treatment as an Individual Retirement Annuity, as a Simplified Employee Pension--IRA or as a Roth Individual Retirement Annuity under the Internal Revenue Code.

     SEPARATE ACCOUNT--The KILICO Variable Annuity Separate Account.

     SEPARATE ACCOUNT CONTRACT VALUE--The sum of the Owner's Contract interest in the Subaccount(s).


     SUBACCOUNTS--The thirteen subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios.


     SUBACCOUNT VALUE--The value of the Owner's Contract interest in each Subaccount.

     UNITHOLDER--The person holding the voting rights with respect to an Accumulation or Annuity Unit.

     VALUATION DATE--Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required. (See "Accumulation Unit Value.")

     VALUATION PERIOD--The interval of time between two consecutive Valuation Dates.

     VARIABLE ANNUITY--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which the Owner's Contract has an interest.

     WITHDRAWAL CHARGE--The "contingent deferred sales charge" assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.


     WITHDRAWAL VALUE--Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

                                    SUMMARY


Because this is a summary, it does not contain all of the information that may be important. Read the entire prospectus and Statement of Additional Information before deciding to invest.



The Contracts provide for investment on a tax-deferred basis and annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus.



The minimum initial Purchase Payment is $1,000 and, subject to certain exceptions, the minimum subsequent payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Our prior approval is required for Purchase Payments over $1,000,000. (See "The Contracts," page 19.)


Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts selected by the Owner. Each Subaccount invests in one of the following corresponding Portfolios:


- Kemper Government Securities



- Kemper High Yield



- Kemper Small Cap Growth



- Kemper-Dreman High Return Equity



- Scudder VLIF Money Market



- Scudder VLIF Growth and Income (A-Shares)



- Scudder VLIF International (A-Shares)



- Scudder VLIF Bond (A-Shares)



- Janus Aspen Capital Appreciation Portfolio



- PIMCO Low Duration Bond



- PIMCO Foreign Bond



- Templeton Developing Markets Fund (Class 2 Shares)


Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.


The Fixed Account has fixed accumulations and benefits. We guarantee that Purchase Payments allocated to the Fixed Account earn a minimum fixed interest rate of 3%. In our discretion, we may credit interest in excess of 3%. (See "Fixed Account Option," page 19.)


The MVA Option also provides fixed accumulations. The MVA Option is only available during the Accumulation Period. An Owner may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. For new Contracts, we may limit the number of Guarantee Period options available to three (3). We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods selected by the Owner. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless the Owner timely elects another Guarantee Period. The interests under the Contract relating to the MVA Option are registered under the Securities Act of 1933 but are not registered under the Investment Company Act of 1940. (See "The MVA Option," page 11.)



The investment risk under the Contracts is borne by the Owner, unless Contract Values are allocated to:



     - the MVA Option and are guaranteed to receive the Guaranteed Interest Rate or



     - the Fixed Option and are guaranteed to earn at least 3% interest.



Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account. (See "Transfer During Accumulation Period" and "Transfer During Annuity Period," pages 24 and 35, respectively.)



An Owner may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions. (See "Withdrawal During Accumulation Period," page 25.)



We do not deduct sales charges from Purchase Payments. Each Contract Year, an Owner may withdraw, without Withdrawal Charge, the greater of:


     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and

     - 10% of Contract Value. If the Owner withdraws a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

The Withdrawal Charge is:

        - 7% in the first Contribution Year

        - 6% in the second Contribution Year

        - 5% in the third and fourth Contribution Years

        - 4% in the fifth Contribution Year

        - 3% in the sixth Contribution Year

        - 2% in the seventh Contribution Year

        - 0% thereafter


(See "Withdrawal Charge," page 30.) The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under "Withdrawal Charge." Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. (See "Federal Income Taxes," page 37.)


Contract charges include:

     - mortality and expense risk

     - administrative expenses

     - records maintenance

     - applicable premium taxes

     - Guaranteed Retirement Income Benefit


(See "Charges Against the Separate Account," page 29.) In addition, the investment advisers to the Funds deduct varying charges against the assets of the Funds for which they provide investment advisory services. (See the Funds' prospectuses for such information.)



The Contract may be purchased as an Individual Retirement Annuity, Simplified Employee Pension--IRA, Roth Individual Retirement Annuity, and as a non-qualified annuity. (See "Taxation of Annuities in General," page 37 and "Qualified Plans," page 41.)



An Owner may examine a Contract and return it for a refund during the "free look" period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date the Owner receives the Contract. (See "The Contracts," page 19.) In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

--------------------------------------------------------------------------------
                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
 CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchases (as a percentage of purchase payments)..............................        None
  Contingent Deferred Sales Load (as a percentage of amount surrendered)(1)
                                                              Year of Withdrawal After Purchase
                                                                 First year...........................          7%
                                                                 Second year..........................          6%
                                                                 Third year...........................          5%
                                                                 Fourth year..........................          5%
                                                                 Fifth year...........................          4%
                                                                 Sixth year...........................          3%
                                                                 Seventh year.........................          2%
                                                                 Eighth year and following............          0%
  Surrender Fees......................................................................................        None
  Exchange Fee(2).....................................................................................         $25
  ANNUAL CONTRACT FEE (Records Maintenance Charge)(3).................................................         $30

            SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average daily account value)
  Mortality and Expense
    Risk..................................       1.25%
  Administration..........................        .15%
  Account Fees and
    Expenses..............................          0%
                                            ---------
  Total Separate Account
    Annual Expenses.......................       1.40%
                                            =========
  GUARANTEED RETIREMENT INCOME BENEFIT
    CHARGE
    Annual Expense (as a percentage of
    Contract Value).......................        .25%

                      FUND ANNUAL EXPENSES(After Fee Waivers and Expense Reductions)
                      (as percentage of each Portfolio's average net assets for the period ended December 31, 1997)


                      MANAGEMENT    RULE 12B-1     OTHER      TOTAL PORTFOLIO
                         FEES          FEES       EXPENSES    ANNUAL EXPENSES
                      ----------    ----------    --------    ---------------
Kemper
Government
Securities...             .55%          --%          .09%           .64%
Kemper
High
Yield...                  .60           --           .05            .65
Kemper
Small
Cap
Growth...                 .65           --           .06            .71
Kemper-Dreman
High
Return
Equity(4)...             .75           --           .12            .87
Scudder
VLIF
Money
Market...                .37           --           .09            .46
Scudder
VLIF
Growth
and
Income...                .48           --           .10            .58
Scudder
VLIF
International...         .88           --           .12           1.00
Scudder
VLIF
Bond...                  .48           --           .14            .62
Janus
Aspen
Capital
Appreciation(5)...       .23           --          1.03           1.26
PIMCO
Law
Duration
Bond(6)...               .65           --            --            .65
PIMCO
Foreign
Bond(6)...               .90           --            --            .90
Templeton
Developing
Markets
Fund(7)...              1.25          .25           .33           1.83


--------------------------------------------------------------------------------

(1) A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges less prior withdrawals that were previously assessed a Withdrawal Charge, and (ii) 10% of the Contract Value in any Contract Year without assessment of any charge. In certain circumstances We may reduce or waive the contingent deferred sales charge.



(2) We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year.

(3) Applies to Contracts with a Contract Value less than $50,000 on the date of assessment. In certain circumstances We may reduce or waive the annual Records Maintenance Charge.



(4) Portfolio commenced operations 5/1/98. "Other Expenses" have been estimated.



(5) Based on annualized expenses incurred during the initial fiscal period (5/1/97 (inception) to 12/31/97). The expense figures shown are net of certain fee waivers or reductions from Janus Capital Corporation. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolio for the fiscal year ended December 31, 1997 would have been: 1.14%, 1.05% and 2.19%, respectively, for the Janus Aspen Capital Appreciation Portfolio. See the prospectus and Statement of Additional Information of Janus Aspen Series for a description of these waivers.



(6) As of the date of this prospectus, the Portfolios have not commenced operations. For the Portfolios, management fees include fixed advisory and administrative fees. The administrative fee covers most of the expenses of the Portfolios. However, the Portfolios are responsible for bearing certain expenses associated with their operations that are not covered by the administrative fee. While it is expected that these expenses generally will not have a material effect on the Portfolio expense ratios, they may have a material effect in certain circumstances, such as when the average net assets of a Portfolio are lower than anticipated.



(7) Because Class 2 Shares were not offered until 5/1/97, figures (other than Rule 12b-1 Fees) have been estimated based on the historical expenses of the portfolio's Class 1 Shares for the fiscal year ended December 31, 1997.

                                    EXAMPLE


                                                      SUBACCOUNT               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                      ----------               ------    -------    -------    -------
If you surrender your Contract at the       Kemper Government Securities        $ 93      $120       $158        $242
end of the periods shown, you would pay     Kemper High Yield                     93       120        159         243
the following expenses on a $1,000          Kemper Small Cap Growth               94       122        162         249
investment, assuming 5% annual return on    Kemper-Dreman High Return             95       127         --          --
assets:                                       Equity
                                            Scudder VLIF Money Market #1(1)       92       115        149         222
                                            Scudder VLIF Growth and Income        93       118         --          --
                                            Scudder VLIF International            97       130         --          --
                                            Scudder VLIF Bond                     93       119        157         240
                                            Janus Aspen Capital Appreciation      99       138         --          --
                                            PIMCO Law Duration Bond               93       120         --          --
                                            PIMCO Foreign Bond                    96       127         --          --
                                            Templeton Developing Markets         105       154         --          --
                                            Kemper Government Securities          21        65        112         242
                                            Kemper High Yield                     21        66        113         243
                                            Kemper Small Cap Growth               22        68        116         249
                                            Kemper-Dreman High Return             24        73         --          --
                                              Equity
If you do not surrender your Contract,      Scudder VLIF Money Market#1(1)        19        60        103         222
you would pay the following expenses on     Scudder VLIF Growth and Income        21        64         --          --
a $1,000 investment, assuming 5% annual     Scudder VLIF International            25        77         --          --
return on assets:                           Scudder VLIF Bond                     21        65        111         240
                                            Janus Aspen Capital Appreciation      28        85         --          --
                                            PIMCO Low Duration Bond               21        66         --          --
                                            PIMCO Foreign Bond                    24        73         --          --
                                            Templeton Developing Markets          33       102         --          --










The purpose of the preceding table which includes the "SUMMARY OF EXPENSES" on the prior page, is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner in a Subaccount will bear directly or indirectly. The table reflects expenses of both the Separate Account and the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES AND DOES NOT INCLUDE THE DEDUCTION OF STATE PREMIUM TAXES, WHICH MAY BE ASSESSED BEFORE OR UPON ANNUITIZATION. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. "Management Fees", "Rule 12b-1 Fees" and "Other Expenses" in the "SUMMARY OF EXPENSES" for the Portfolios have been provided by Scudder Kemper Investments, Inc., Janus Capital Corporation, Pacific Investment Management Company and Templeton Asset Management Ltd., as applicable, and have not been independently verified. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge, it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected in the Example by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. See "Contract Charges and Expenses" for more information regarding the various costs and expenses.



(1)Money Market Subaccount #2 is not shown because it is available only for dollar cost averaging that will deplete an Owner's subaccount value entirely at least by the end of the first Contribution Year.

                            KILICO, THE MVA OPTION,
                       THE SEPARATE ACCOUNT AND THE FUNDS

KEMPER INVESTORS LIFE INSURANCE COMPANY


We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Holding Company of America ("ZHCA"), which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich"). Zurich is a wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS was formed in the September, 1998 merger of the Zurich Group with the financial services business of B.A.T. Industries. ZFS is owned by Zurich Allied A.G. and Allied Zurich p.l.c., fifty-seven percent and forty-three percent, respectively.


THE MVA OPTION


An Owner may allocate amounts in the Market Value Adjustment ("MVA") Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. At our discretion, We may offer additional Guarantee Periods or limit, for new Contracts, the number of Guarantee Periods available to three.


The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a "non-unitized" separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which the Owner does not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for our guaranteed obligations. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.

State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. (See "Management's Discussion and Analysis--INVESTMENTS" and "FINANCIAL STATEMENTS" for information on KILICO's investments.) Our affiliate, Scudder Kemper Investments, Inc. ("SKI"), manages our General Account.

We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest

Rates. (See "The Accumulation Period--4. Establishment of Guaranteed Interest Rates.")

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

     - securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

     - debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service; and

     - other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased

     - options and futures transactions on fixed income securities.

[TO BE UPDATED BY AMENDMENT] KILICO's invested assets portfolio at December 31, 1997 included approximately 87.4 percent in U.S. Treasuries, investment grade corporate, foreign and municipal bonds, and commercial paper, .3 percent in below investment grade (high risk) bonds, 4.9 percent in mortgage loans and other real estate-related investments and 7.4 percent in all other investments. (See "Management's Discussion and Analysis--INVESTMENTS.")

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require. (See "Management's Discussion and Analysis--INVESTMENTS.")

THE SEPARATE ACCOUNT


We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. KILICO Money Market Separate Account was initially registered with the Securities and Exchange Commission ("SEC") as an open-end, diversified management investment company. On November 2, 1989, contract owners approved a Reorganization under which the Separate Account was restructured as a unit investment trust. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.



Benefits provided under the Contracts are Our obligations. Although the assets in the Separate Account are Our property, they are held separately from Our other assets and are not chargeable with liabilities arising out of any other business We may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business We may conduct.



Twelve Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future.


The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account's financial statements appear in the Statement of Additional Information.

THE FUNDS

The Separate Account invests in shares of the following open-end, management investment companies:

     - Investors Fund Series

     - Scudder Variable Life Investment Fund

     - Janus Aspen Series


     - PIMCO Variable Insurance Trust



     - Templeton Variable Products Series Fund



The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of Janus Aspen Series and PIMCO Variable Insurance Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with Us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with Us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, We do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.


A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The twelve Portfolios are summarized below:


INVESTORS FUND SERIES


KEMPER GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.



KEMPER HIGH YIELD PORTFOLIO seeks to provide a high level of current income by investing in fixed-income securities.



KEMPER SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.



KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO seeks to achieve a high rate of total return.



SCUDDER VARIABLE LIFE INVESTMENT FUND



SCUDDER VLIF MONEY MARKET PORTFOLIO seeks stability and current income from a portfolio of money market instruments.


SCUDDER VLIF GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

SCUDDER VLIF INTERNATIONAL PORTFOLIO seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.


SCUDDER VLIF BOND PORTFOLIO seeks high income from a high quality portfolio of bonds.


JANUS ASPEN SERIES


JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital.



PIMCO VARIABLE INSURANCE TRUST



PIMCO LOW DURATION BOND PORTFOLIO seeks to maximize total return, consistent with preservation of capital and prudent investment management.



PIMCO FOREIGN BOND PORTFOLIO seeks to maximize total return, consistent with preservation of capital and prudent investment management.



TEMPLETON VARIABLE PRODUCTS SERIES FUND



TEMPLETON DEVELOPING MARKETS FUND seeks long-term capital appreciation.

The Portfolios may not achieve their stated objective. More detailed information, including a description of risks involved in investing in the Portfolios is found in the Funds' prospectuses and Statements of Additional Information, available from us upon request.



Scudder Kemper Investments, Inc. ("SKI") is the investment manager for the four available Portfolios of Investors Fund Series and the four available Portfolios of Scudder Variable Life Investment Fund. Dreman Value Management L.L.C. ("DVM") serves as sub-adviser for the Kemper-Dreman High Return Equity Portfolio. Under the terms of the sub-advisory agreement between SKI and DVM manages the investment and reinvestment of the Portfolio's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of SKI and the Board of Trustees. Janus Capital Corporation is the investment adviser for the available Portfolio of the Janus Aspen Series. Pacific Investment Management Company is the investment adviser for the two available Portfolios of the PIMCO Variable Insurance Trust. Templeton Asset Management Ltd. is the investment manager for the available portfolio of the Templeton Variable Products Series Fund. The investment advisers are paid fees for their services by the Funds they manage. KILICO may receive compensation from the Funds or the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.


For their services to the Portfolios, the managers receive compensation at the following rates: [TO BE UPDATED BY AMENDMENT]

INVESTORS FUND SERIES


For its services, SKI is paid a management fee based upon the average daily net assets of each Portfolio, as follows: Kemper Government Securities (.55 of 1%), Kemper High Yield (.60 of 1%), Kemper Small Cap Growth (.65 of 1%), and Kemper-Dreman High Return Equity (.75% for the first $250 million, .72% for the next $750 million, .70% for the next $1.5 billion, .68% for the next $2.5 billion, .65% for the next $2.5 billion, .64% for the next $2.5 billion, .63% for the next $2.5 billion and .62% over $12.5 billion). SKI pays DVM for its services as sub-adviser for the Kemper-Dreman High Return Equity Portfolio a sub-advisory fee, payable monthly, at the annual rate of .24% of the first $250 million of the Portfolio's average daily net assets, .23% of the average daily net assets between $250 million and $1 billion, .224% of average daily net assets between $1 billion and $2.5 billion, .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of each Portfolio's average daily net assets over $12 billion.

SCUDDER VARIABLE LIFE INVESTMENT FUND


For its investment management services to the Portfolios, SKI receives compensation monthly at the following annual rate for each Portfolio:



                                                     PERCENT OF THE AVERAGE
                                                     DAILY NET ASSET VALUES
                     PORTFOLIO                         OF EACH PORTFOLIO
                     ---------                       ----------------------
Scudder VLIF Money Market...........................         .370%
Scudder VLIF Growth and Income......................         .475%
Scudder VLIF International..........................         .875%
Scudder VLIF Bond...................................         .475%


JANUS ASPEN SERIES


Janus Capital Corporation receives a monthly advisory fee for the Janus Aspen Capital Appreciation Portfolio based on the following schedule (expressed as an annual rate):


     AVERAGE DAILY NET
    ASSETS OF PORTFOLIO       ANNUAL RATE
    -------------------       -----------
First $300,000,000..........     .75%
Next $200,000,000...........     .70%
Over $500,000,000...........     .65%


However, Janus Capital Corporation has agreed to reduce the above Portfolio's advisory fee to the extent that such fee exceeds the effective rate of a fund managed by Janus Capital Corporation with similar investment objective and policies.



PIMCO VARIABLE INSURANCE TRUST



The PIMCO Low Duration Bond and PIMCO Foreign Bond Portfolios feature fixed advisory and administrative fee rates. Pacific Investment Management Company receives monthly advisory fees and administrative fees from each Portfolio at an annual rate based on the average daily net assets of the Portfolio, as follows:
PIMCO Low Duration Bond .40% and .25%, respectively, and PIMCO Foreign Bond .60% and .30%, respectively. The administrative fee covers most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of PIMCO Variable Insurance Trust shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolios are responsible for bearing certain expenses associated with their operations that are not provided or procured by Pacific Investment Management Company. While it is expected that these expenses generally will not have a material effect on the Portfolio expense ratios, they may have a material effect in certain circumstances, such as when the average net assets of a Portfolio are lower than anticipated.

TEMPLETON VARIABLE PRODUCTS SERIES FUND



Templeton Asset Management Ltd. receives in management fees 1.25% of the average net assets of the Class 2 shares of the Templeton Developing Markets Fund.



CHANGE OF INVESTMENTS



We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to an Owner's interest in a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of policies, or permit a conversion between series or classes of policies on the basis of requests made by Owners.



We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.



If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.


PERFORMANCE INFORMATION


The Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise standardized "average annual total return" and nonstandardized "total return." The Kemper High Yield Subaccount, Kemper Government Securities Subaccount, Scudder VLIF Bond Subaccount, PIMCO Low Duration Bond Subaccount and PIMCO Foreign Bond Subaccount may also advertise "yield". The Scudder VLIF Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of a Subaccount's future performance.

Standardized average annual total return and nonstandardized total return calculations measure a Subaccount's net income plus the effect of any realized or unrealized appreciation or depreciation of the Subaccount's underlying investments. Standardized average annual total return and nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable. In addition, we will show standardized average annual total return for the life of the Subaccount, meaning the time the underlying Portfolio has been held in the Subaccount. We will show nonstandardized total return for the life of the Portfolio, meaning the time the underlying Portfolio has been in existence. Standardized average annual total return will be current to the most recent calendar quarter. Nonstandardized total return will be current to the most recent calendar month. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount investment over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period.


Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Scudder VLIF Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period, compounded on a semi-annual basis. The effective yield for the Scudder VLIF Money Market Subaccount is calculated similarly, but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The Scudder VLIF Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.


The Subaccounts' units are sold at Accumulation Unit value. The Subaccounts' performance figures and Accumulation Unit values fluctuate. Subaccount units are redeemable by an Owner at Accumulation Unit value, which may be more or less than original cost. The performance figures reflect the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first seven years may be subject to a Withdrawal Charge that ranges from 7% the first year to 0% after seven years. Yield, effective yield and nonstandardized total return figures do not include the effect of any Withdrawal Charge that may be imposed upon the redemption of units, and thus may be higher than if such charges were deducted. Standardized average annual total return figures include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period.

The Subaccounts may be compared to relevant indices and performance data from independent sources. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.

Additional information concerning a Subaccount's performance and these indices and independent sources is provided in the Statement of Additional Information.

                              FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account, unless we refer to fixed accumulation and annuity elements.


We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate of 3%. At our discretion, We may credit interest in excess of 3%. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.


                                 THE CONTRACTS

A. GENERAL INFORMATION.


The minimum initial Purchase Payment is $1,000, and the minimum subsequent payment is $500. The minimum subsequent payment is $100 if an Owner authorizes us to draw on an account via check or electronic debit. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.


We may at any time amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.


An Owner may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date the Owner receives the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Separate Account Contract Value plus amounts allocated to the General Account and the Guarantee Periods on the date We receive the returned Contract, without any deduction for Withdrawal Charges or Records Maintenance Charges. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.


During the Accumulation Period, the Owner may assign the Contract or change a Beneficiary at any time by signing our form. No assignment or Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment will subject the Owner to immediate tax liability and may subject the Owner to a 10% tax penalty. (See "Tax Treatment of Withdrawals, Loans and Assignments.")

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.


The Owner designates the Beneficiary. If the Annuitant or Owner dies, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay the Annuitant's or Owner's estate.


Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. THE ACCUMULATION PERIOD.

1. APPLICATION OF PURCHASE PAYMENTS.

The Owner selects the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit by 3:00 p.m. Chicago time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them. However, with respect to initial Purchase Payments, the amount is credited only after we determine to issue the Contract, but no later than the second day after we receive the Purchase Payment. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge. The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five
(5) business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the five (5) day period, we will return the initial Purchase Payment to the Owner, unless the Owner consents to our retaining the Purchase Payment until the application is completed.

We will issue a Contract without a signed application if:

     - a dealer provides us with application information, electronically or in writing

     - we receive the initial Purchase Payment

     - the Owner confirms in writing, after the Contract is delivered, that all information in the Contract is correct.

2. ACCUMULATION UNIT VALUE.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount's Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.


The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:



     (1 / 2) - 3, where:



     (1) is the net result of:


         - the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus


         - the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-
            dividend" date occurs during the current Valuation Period; plus or minus

         - a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;


     (2) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period;

     (3) is the factor representing the mortality and expense risk and administration charges.

3. GUARANTEE PERIODS OF THE MVA OPTION.


An Owner may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate which will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.


The following example illustrates how we credit Guarantee Period interest.

                EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment:              $40,000
Guarantee Period:              5 Years
Guaranteed Interest Rate:      4.0% Effective Annual Rate

                             INTEREST CREDITED       CUMULATIVE
YEAR                            DURING YEAR       INTEREST CREDITED
----                         -----------------    -----------------
1........................        $1,600.00            $1,600.00
2........................         1,664.00             3,264.00
3........................         1,730.56             4,994.56
4........................         1,799.78             6,794.34
5........................         1,871.77             8,666.11

Accumulated value at the end of 5 years is:
                        $40,000 + $8,666.11 = $48,666.11


NOTE: THIS EXAMPLE ASSUMES THAT NO WITHDRAWALS ARE MADE DURING THE FIVE-YEAR PERIOD. IF THE OWNER MAKES WITHDRAWALS OR TRANSFERS DURING THIS PERIOD, MARKET VALUE ADJUSTMENTS AND WITHDRAWAL CHARGES APPLY.



THE HYPOTHETICAL INTEREST RATE IS NOT INTENDED TO PREDICT FUTURE GUARANTEED INTEREST RATES. ACTUAL GUARANTEED INTEREST RATES FOR ANY GUARANTEE PERIOD MAY BE MORE OR LESS THAN THOSE SHOWN.



At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless the Owner elects another Guarantee Period within thirty days after the end of the terminating Guarantee Period. The Owner may choose a different Guarantee Period by preauthorized telephone instructions or by giving us written notice. An Owner should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the guarantee period amount available for annuitization is subject to Market Value Adjustments and Withdrawal Charges. (See "Market Value Adjustment" below.)


The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.


An Owner may call Us at 1-800-621-5001 or write to us at 1 Kemper Drive, Long Grove, Illinois 60049 for the new Guaranteed Interest Rates.


4. ESTABLISHMENT OF GUARANTEED INTEREST RATES.

We declare the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise an Owner of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See "The MVA Option".) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.


WE MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED.


WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED INTEREST RATES.

5. CONTRACT VALUE.

On any Valuation Date, Contract Value equals the total of:

     - the number of Accumulation Units credited to each Subaccount times

     - the value of a corresponding Accumulation Unit for each Subaccount plus

     - the Owner's Accumulated Guarantee Period Value in the MVA Option plus

     - the Owner's interest in the Fixed Account.

6. TRANSFER DURING ACCUMULATION PERIOD.

During the Accumulation Period, an Owner may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

     - the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

     - the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

     - transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts;

     - transfers from the Fixed Account may be made one time during the Contract Year during the thirty days following an anniversary of a Contract Year.

We reserve the right to charge a $25 fee for each transfer in excess of 12 transfers per calendar year. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within thirty days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, an Owner bears the risk of loss in the event of a fraudulent telephone transfer.

If an Owner authorizes a third party to transact transfers on the Owner's behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations.


An Owner may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in the Owner's predefined allocation elections. Transfers under this program are not be subject to the $100 minimum transfer limitation. An election to participate in the automatic asset reallocation program must be in writing on our form and returned to Us.

7. WITHDRAWAL DURING ACCUMULATION PERIOD.

The Owner may redeem some or all of the Contract Value and previous withdrawals, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See "Federal Tax Matters.") A withdrawal of the entire Contract Value is called a surrender.

In any Contract Year, an Owner may withdraw, without Withdrawal Charge, up to the greater of:

     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and

     - 10% of the Contract Value.

If the Owner withdraws a larger amount, the Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge is:

     - 7% in the first Contribution Year

     - 6% in the second Contribution Year

     - 5% in the third and fourth Contribution Years

     - 4% in the fifth Contribution Year

     - 3% in the sixth Contribution Year

     - 2% in the seventh Contribution Year

     - 0% in the eighth and later Contribution Years

If Contract Value is allocated to more than one investment option, an Owner must specify the source of the partial withdrawal. If an Owner does not specify the source, we redeem Accumulation Units on a pro rata basis from all investment options in which the Owner has an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.

Partial withdrawals are subject to the following:

     - Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

     - The minimum withdrawal is $100 (before any Market Value Adjustment), or the Owner's entire interest in the investment option(s) from which withdrawal is requested.

     - The Owner must leave at least $500 in each investment option from which the withdrawal is requested, unless the total value is withdrawn.

Election to withdraw shall be made in writing to us at Suite 102, 1290 Silas Deane Highway, Wethersfield, CT 06109 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within seven (7) days after we receive the request. However, we may suspend withdrawals or delay payment:

     - during any period when the New York Stock Exchange is closed

     - when trading in a Portfolio is restricted or the SEC determines that an emergency exists

     - as the SEC by order may permit.

For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

8. MARKET VALUE ADJUSTMENT.


Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected during the "free look" period or within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. The Market Value Adjustment applies before deduction of a Withdrawal Charge.


The Market Value Adjustment reflects the relationship between (a) the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Market Adjusted Value and results in a lower payment. Thus, if interest rates increase, the withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Market Adjusted Value and results in a higher payment.

The Market Value Adjustment (MVA) uses this formula:

                                  (1 + I)  (t/365)
                 MVA  =  MPV  X [[-------]        -1]
                                  (1 + J)

     Where I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (MPV) subject to the Market Value Adjustment,

     J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

     t is the number of days remaining in the Guarantee Period.

For an illustration showing an upward and a downward adjustment, see Appendix A.

9. GUARANTEED DEATH BENEFIT.


We will pay a death benefit is paid to the Beneficiary if any of the following occurs during the Accumulation Period:


     - the Owner, or a joint owner, dies

     - the Annuitant dies with no living contingent annuitant

     - the contingent annuitant dies after the Annuitant


The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable. If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greater of the following:


     - Purchase Payments, minus all previous withdrawals

     - Contract Value

     - Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased's age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death

     - the greatest anniversary value before death

The greatest anniversary value equals:

     - the highest of the Contract Values on each Contract anniversary prior to the deceased's age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus

     - withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if the Owner or Annuitant dies after age 91. The Owner or Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under "Annuity Options" below.

For Non-Qualified Plan Contracts, if the Beneficiary is the Owner's surviving spouse, the surviving spouse may elect to be treated as the successor Owner of the Contract with no requirement to begin Death Benefit distribution.

10. GUARANTEED RETIREMENT INCOME BENEFIT.


Guaranteed Retirement Income Benefit (GRIB) is an optional Contract benefit. GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. The Owner must elect GRIB on the initial Contract application. GRIB may be discontinued after the seventh Contract anniversary by written notice to us. Once discontinued, GRIB may not be elected again.

GRIB may be exercised only within thirty days after the seventh or later Contract anniversary. In addition, GRIB must be exercised between the Annuitant's 60th and 91st birthdays. However, if the Annuitant is younger than age 44 on the Date of Issue, GRIB may be exercised after the Contract's 15th Anniversary.

GRIB payments are based on the greater of:


     - the income provided by applying the GRIB base to the guaranteed annuity factors; and



     - the income provided by applying Contract Value to the current annuity factors.



The GRIB base is the greater of:


     - Purchase Payments minus all previous withdrawals

     - Contract Value

     - Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant's age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date

     - the greatest anniversary value before the exercise date

The greatest anniversary value equals:

     - the highest of the Contract Values on each Contract anniversary prior to the Annuitant's age 81, plus

     - the dollar amount of any Purchase Payments made since that anniversary, minus

     - withdrawals since that anniversary.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the "Annuity 2000" table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.50% is assumed.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided by applying Contract Value to current annuity factors.

GRIB is paid for the life of the Annuitant with a period certain based on the Annuitant's age at the GRIB exercise date and the type of Contract, as follows:

                     PERIOD CERTAIN YEARS
                 -----------------------------
ANNUITANT'S AGE    QUALIFIED     NON-QUALIFIED
  AT EXERCISE    PLAN CONTRACT   PLAN CONTRACT
---------------  -------------   -------------
   15 to 75           10              10
      76               9              10
      77               8              10
      78               7              10
      79               7              10
      80               7              10
      81               7               9
      82               7               8
      83               7               7
      84               6               6
   85 to 90            5               5

                         CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

     - mortality and expense risk

     - administrative expenses

     - Records Maintenance Charge

     - Withdrawal Charge

     - Guaranteed Retirement Income Benefit charge, if elected


Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by the Owner.


A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. MORTALITY AND EXPENSE RISK CHARGE.


We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses incurred by Us.



The mortality risk we assume arises from two contractual obligations. First, if the Owner or Annuitant dies before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See "Guaranteed Death Benefit", page 28) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.


We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. ADMINISTRATIVE COSTS.

We assess each Subaccount a daily asset charge for administrative costs at a rate of .15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract

3. RECORDS MAINTENANCE CHARGE.


We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:


     - at the end of each Contract Year,

     - on Contract surrender and

     - upon annuitization.


However, We do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.


This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.

The Records Maintenance Charge is assessed equally among all investment options in which the Owner has an interest.

4. WITHDRAWAL CHARGE.

We do not deduct a sales charge from any Purchase Payment. However, a Withdrawal Charge covers Contract sales expenses, including commissions and other promotion and acquisition expenses.

Each Contract Year, an Owner may withdraw, without Withdrawal Charge, the greater of:

     - the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, and

     - 10% of the current Contract Value.

If the Owner withdraws a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

           CONTRIBUTION             WITHDRAWAL
               YEAR                   CHARGE
           ------------             ----------
 First.............................     7%
 Second............................     6%
 Third.............................     5%
 Fourth............................     5%
 Fifth.............................     4%
 Sixth.............................     3%
 Seventh...........................     2%
 Eighth and following..............     0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested, the Owner receives a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to the Owner.

Because Contribution Years are based on the date each Purchase Payment is made, Owners may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see "Withdrawal During Accumulation Period.")

Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:

     - after an Owner has been confined in a hospital or skilled health care facility for at least thirty days and the Owner remains confined at the time of the request;

     - within thirty days following an Owner's discharge from a hospital or skilled health care facility after a confinement of at least thirty days; or

     - if the Owner or Annuitant becomes disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

The Withdrawal Charge compensates us for Contract distribution expense. Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if the Owner selects Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years.

We may reduce or eliminate the Withdrawal Charge if We anticipate that We will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. No Withdrawal Charge applies to Contracts sold to officers, directors and employees of KILICO and Investors Fund Series (IFS), IFS investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.


5. GUARANTEED RETIREMENT INCOME BENEFIT CHARGE.

The annual charge for GRIB is 0.25% of Contract Value. We deduct a pro rata portion of the charge on each Contract Quarter anniversary. The quarterly charge is deducted pro rata from the investment options in which the Owner has an interest. We no longer charge for GRIB after the Annuitant's 91st birthday.

6. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.


Each Portfolio's net asset value reflects the deduction of investment management fees and certain general operating expenses. Subject to limitations, Owners indirectly bear these fees and expenses. Investment management fees appear on page 7. Further detail is provided in the attached prospectuses for the Portfolios and the Funds' Statements of Additional Information.


7. STATE PREMIUM TAXES.


Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If We pay state premium taxes, we may charge the amount paid against Contract Value upon annuitization. See "Appendix--State Premium Tax Chart" in the Statement of Additional Information.


8. EXCEPTIONS.


We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, We guarantee that they will not increase. We bear the risk that such charges will not cover Our costs. On the other hand, should such charges exceed Our costs, We will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.



We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administrative charges, for certain sales that may result in cost savings. Reductions in these fees and charges will not unfairly discriminate against any Owner.

                               THE ANNUITY PERIOD

In addition to GRIB, Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust).

1. ANNUITY PAYMENTS.

Annuity payments are based on:

     - the annuity table specified in the Contract,

     - the selected Annuity Option, and

     - the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. Annuity payments may be subject to a Withdrawal Charge. (For additional details, see "Withdrawal Charge.")

2. ANNUITY OPTIONS.


The Owner may elect one of the Contract's Annuity Options. The Owner may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments before the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust). The Owner may change the Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments are made in accordance with Option 3 below with a ten (10) year period certain. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the net proceeds available to apply under an Annuity Option are less than $2,000. In addition, if the first monthly payment is less than $25, we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $25.


The amount of periodic annuity payments may depend upon:

     - the Annuity Option selected;

     - the age and sex of the payee; and

     - the investment experience of the selected Subaccount(s).

     For example:


        - if Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

        - if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.



        - if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.



        - if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.



The age of the payee also influences the amount of periodic annuity payments because an older payee is expected to have a shorter life span, resulting in larger payments. The sex of the payee influences the amount of periodic payments because females live longer than males, resulting in smaller payments. Finally, if the Owner participates in a Subaccount with higher investment performance, it is likely the Owner will receive a higher periodic payment.


If the Owner dies before the Annuity Date, available Annuity Options are limited. The Annuity Options available are:

     - Option 2 or

     - Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from the Owner's death).

If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of the Owner's death. The Death Benefit distribution must begin no later than one year from the Owner's death, unless a later date is prescribed by federal regulation.

OPTION 1--INCOME FOR SPECIFIED PERIOD.


Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the payee's death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the daily asset charges for mortality and expense risks and administrative costs.


Payees may elect to cancel all or part of the remaining payments due under Option 1. We will then pay the discounted value of the remaining payments.

OPTION 2--LIFE INCOME.


Option 2 provides an annuity over the lifetime of the payee. If Option 2 is elected, annuity payments terminate automatically and immediately on the payee's death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED.

Option 3 provides an annuity payable monthly during the payee's lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified maybe five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

OPTION 4--JOINT AND SURVIVOR ANNUITY.


Option 4 provides an annuity payable monthly while both payees are living. Upon either payee's death, the monthly income payable continues over the life of the surviving payee at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving payee's death without regard to the number or total amount of payments received.


3. ALLOCATION OF ANNUITY.


The Owner may elect payments on a fixed or variable basis, or a combination. Any Fixed Account Contract Value or Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. An Owner may exercise the transfer privilege during the Accumulation Period. Transfers during the Annuity Period are subject to certain limitations.


4. TRANSFER DURING ANNUITY PERIOD.


During the Annuity Period, the payee may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:


     - Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

     - All interest in a Subaccount must be transferred.


     - If We receive notice of transfer to a Subaccount more than seven (7) days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.



     - If We receive notice of transfer to a Subaccount less than seven (7) days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.


     - Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least thirty (30) days prior to the anniversary.

A Subaccount's Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5. ANNUITY UNIT VALUE.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

     - Annuity Unit value for the preceding Valuation Period times

     - the net investment factor for the current Valuation Period times

     - an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract's annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

     - the Subaccount's Accumulation Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

     - the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. FIRST PERIODIC PAYMENT UNDER VARIABLE ANNUITY.

When annuity payments begin, the value of the Owner's Contract interest is:

     - Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due times

     - the number of Accumulation Units credited at the end of the Valuation Period minus

     - premium taxes and Withdrawal Charges

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

A 2.5% per annum rate of investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

7. SUBSEQUENT PERIODIC PAYMENTS UNDER VARIABLE ANNUITY.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. FIXED ANNUITY PAYMENTS.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

9. DEATH PROCEEDS.

If the payee dies after the Annuity Date while the Contract is in force, the death proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                              FEDERAL INCOME TAXES

A. INTRODUCTION


This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with buying a Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company". Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Plan Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

     - the Contract must be owned by an individual

     - Separate Account investments must be "adequately diversified"


     - We, rather than the Owner, must be considered the owner of Separate Account assets for federal tax purposes, and


     - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

     - contracts acquired by a decedent's estate

     - certain Qualified Plan Contracts

     - Contracts purchased by employers at termination of certain qualified plans

     - Contracts used with structured settlement agreements

     - Contracts purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually.


DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between Contract Value and Purchase Payments.


Although we do not control Fund investments, we expect the Fund will comply with these regulations so that the Separate Account will be considered "adequately diversified."


OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. In those circumstances, income and gains from separate account assets are includible in the owner's gross income. The IRS, in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no investor control guidance is available.

We may modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the Separate Account assets.


DELAYED ANNUITY DATES. If the Annuity Date occurs (or is scheduled to occur) when the Annuitant has reached an advanced age, E.G., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in the Owner's income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Plan Contract are includible in income if Contract Value before the withdrawal exceeds the "investment in the contract." Full withdrawals are also includible in income if they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus amounts previously received from the Contract.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If an individual transfers a Contract interest without adequate consideration to someone other than the Owner's spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between Contract Value and the "investment in the contract." In this case, the transferee's investment in the contract is increased to reflect the increase in the transferor's income.

The Contract's death benefit may exceed Purchase Payments or Contract Value. As described in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion) could be treated as a partial withdrawal.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to expected value of all annuity payments.

Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.

4. TAXATION OF DEATH BENEFITS

Amounts may be distributed upon the Owner's or Annuitant's death. Before the Annuity Date, death benefits are includible in income and:

     - if distributed in a lump sum are taxed like a full withdrawal, or

     - if distributed under an annuity option are taxed like annuity payments.

After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

     - if received in a lump sum are includible in income if they exceed the unrecovered investment, or

     - if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

Thereafter, all annuity payments are fully includible in income.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Plan Contract unless:

     - received on or after the Owner reaches age 59 1/2

     - attributable to the Owner's disability

     - made to a Beneficiary after the Owner's death or, for non-natural Owners, after the primary Annuitant's death

     - made as a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the Annuitant or for the joint lives (or joint life expectancies) of the Annuitant and designated Beneficiary

     - made under a Contract purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually

     - made with annuities used with structured settlement agreements

6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Plan Contract is determined by combining some or all of the Non-Qualified Plan Contracts owned by an individual. For example, if a person purchases a Contract and also purchases an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

For Contracts issued after June 8, 1997 to a non-natural owner, otherwise deductible interest may no longer be deductible by the owner. However, this interest deduction disallowance does not affect Contracts generating taxable income. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS


Qualified Plan Contracts are used with retirement plans which receive favorable tax treatment as Individual Retirement Annuities, Simplified Employee
Pensions -- IRAs or as Roth Individual Retirement Annuities ("Qualified Plans"). Numerous special tax rules apply to Qualified Plans and to Qualified Plan Contracts. Therefore, We make no attempt to provide more than general information about the use of Qualified Plan Contracts.


The tax rules applicable to Qualified Plans vary according to the type, terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Plan Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the permitted contribution, and the corresponding deduction or exclusion, are limited under Qualified Plans. In Qualified Plan Contracts, the Owner and Annuitant must be the same individual. If a joint Annuitant is named and the Annuitant is alive, all distributions must be made to the Annuitant. Also, if the joint Annuitant is not the Annuitant's spouse, the annuity options may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Under a Qualified Plan Contract, rules specify the form of distribution and commencement dates. An excise tax is imposed for failure to comply with minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Plan Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:

     - received after the Owner reaches age 59 1/2

     - received after the Owner's death or because of the Owner's disability

     - made as a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary

In addition, the penalty tax does not apply to certain distributions taken after December 31, 1997 used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. Owners wishing to take a distribution for these purposes should consult their tax adviser. Other exceptions may apply.

Qualified Plan Contracts are amended to conform to plan requirements. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.

1. QUALIFIED PLAN TYPES

We issue Contracts for the following types of Qualified Plans.

INDIVIDUAL RETIREMENT ANNUITIES. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund an "Education IRA."

IRAs generally may not provide life insurance coverage, but they may provide a death benefit that equals the greater of the premiums paid and the contract value. The Contract's death benefit may exceed Purchase Payments or Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts and failing IRA requirements.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should seek tax competent advice.

ROTH IRAS. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in that:

     - Roth IRA contributions are never deductible,

     - "qualified distributions" from a Roth IRA are excludable from income,

     - different eligibility and mandatory distribution requirements apply,

     - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code.

For a rollover from a non-Roth IRA to a Roth IRA, amounts which would have been includible in gross income but for the qualified rollover contribution are includible in gross income, without application of the 10 percent penalty tax.

An IRA may be converted into a Roth IRA without taking a distribution. An individual may convert by notifying the IRA issuer or trustee. The conversion of an IRA to a Roth IRA is a special type of qualified rollover distribution. Hence, the IRA participant must be eligible for a qualified rollover distribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is:

     - a payment or distribution

        -- made after the Owner attains age 59 1/2,

        -- made after the Owner's death,

        -- attributable to the Owner being disabled, or

        -- a qualified first-time homebuyer distribution under the Code.

     - a payment or distribution made in a taxable year that is five years or more after

        -- the first taxable year for which a contribution was made to the Owner's Roth IRA, or

        -- the first taxable year for which rollover was made to the Owner's
           Roth IRA. A non-qualified distribution from a Roth IRA is generally taxed like a distribution from an IRA. Distributions from a Roth IRA need not commence at age 70 1/2.

E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS

The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

          Investors Brokerage Services, Inc. ("IBS")
          1 Kemper Drive

          Long Grove, Illinois, 60049


IBS is our wholly-owned subsidiary. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different investment options.

                                 VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants' voting rights decrease as Annuity Units decrease.

                    REPORTS TO CONTRACT OWNERS AND INQUIRIES

After each Contract anniversary, we send Owners a statement showing amounts credited to each Subaccount and to the Fixed Account Option. In addition, Owners transferring amounts among the investment options or making additional payments receive written confirmation of these transactions. We will also send a current statement upon Owner request. Owners are also sent annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which the Owner invests and a list of the securities held by that Portfolio. In addition, we calculate for an Owner the portion of a total amount that must be invested in a selected Guarantee Period so that the portion grows to equal the original total amount at the expiration of the Guarantee Period.

An Owner may direct inquiries to the selling agent or may call 1-800-621-5001 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.

                             DOLLAR COST AVERAGING

Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The Dollar Cost Averaging program is available only during the Accumulation Period. An Owner may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. An Owner may enroll any time by completing our Dollar Cost Averaging form. Transfers are made on the second Tuesday of the month. We must receive the enrollment form at least five (5) business days before the transfer date.


An Owner participating in the Dollar Cost Averaging program may allocate all or a portion of the initial Purchase Payment to the Scudder VLIF Money Market Subaccount #2. This is the only Subaccount with no deduction for the 1.40% charge for mortality and expense risks and administrative costs. The Owner must transfer all Subaccount Value out of Scudder VLIF Money Market Subaccount #2 within one year from the initial Purchase Payment. If an Owner terminates Dollar Cost Averaging or does not deplete all Subaccount Value in Scudder VLIF Money Market Subaccount #2 within one year, we automatically transfer any remaining Subaccount Value to Scudder VLIF Money Market Subaccount #1.


The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

     - the number of designated monthly transfers has been completed

     - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred

     - we receive the Owner's written termination at least five (5) business days before the next transfer date

     - the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, an Owner may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. An Owner may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten (10) days before the end of the calendar quarter.

Dollar Cost Averaging is not available during the Annuity Period.

                           SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan ("SWP") allowing Owners to pre-authorize periodic withdrawals during the Accumulation Period. Owners instruct us to withdraw selected amounts from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available to Owners who request a minimum $100 periodic payment. A market value adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. Owners interested in SWP may obtain an application and information concerning this program and its restrictions from us or their agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by the Owner or us.

                                    EXPERTS
                          [TO BE UPDATED BY AMENDMENT]


The consolidated balance sheet of KILICO as of December 31, 1997 and the related consolidated statements of operations, stockholder's equity, and cash flows for the year ended December 31, 1997 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The consolidated balance sheet of KILICO as of December 31, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the period from January 4, 1996 to December 31, 1996 and for the year ended December 31, 1995 have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG LLP covering KILICO's financial statements referred to above contains an explanatory paragraph that states as a result of the acquisition of its parent, Kemper Corporation, the consolidated financial information for the period after the acquisition is presented on a different cost basis than that for the period before the acquisition and, therefore, is not comparable.

                                 LEGAL MATTERS


Legal matters with respect to Our organization, Our authority to issue annuity contracts and the validity of the Contract have been passed upon by Frank Julian, our Associate General Counsel. Jorden Burt Boros Cicchetti Berenson & Johnson, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.


                             SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify the Owner in writing of these amendments.

An Owner's rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. The Owner is solely responsible for the validity or effect of any assignment. The Owner, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

                             AVAILABLE INFORMATION


We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.



We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about Us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.

                                    BUSINESS
                          [TO BE UPDATED BY AMENDMENT]

CORPORATE STRUCTURE

KEMPER INVESTORS LIFE INSURANCE COMPANY ("KILICO"), founded in 1947, is incorporated under the insurance laws of the State of Illinois. KILICO is licensed in the District of Columbia and all states except New York. KILICO is a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a nonoperating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Holding Company of America, which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich"). Zurich is a wholly-owned subsidiary of Zurich Financial Services ("ZFS"). ZFS was formed in the September, 1998 merger of the Zurich Group with the financial services business of B.A.T. Industries. ZFS is owned by Zurich Allied A.G. and Allied Zurich p.l.c. fifty-seven percent and forty-three percent, respectively.

CORPORATE CONTROL EVENTS

On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of that change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore KILICO. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and KILICO became wholly-owned subsidiaries of Zurich.

The acquisition of KILICO was accounted for using the purchase method of accounting. The consolidated financial statements of KILICO prior to January 4, 1996, were prepared on a historical cost basis and have been labeled as "preacquisition" throughout this Prospectus.

Under purchase accounting, KILICO's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the allocated cost of $745.6 million of acquiring KILICO and the net fair values of KILICO's assets and liabilities as of the acquisition date resulted in $254.9 million of goodwill. KILICO originally began to amortize goodwill on a straight-line basis over twenty-five years, however, in the fourth quarter of 1997, KILICO changed its amortization period to twenty years. The change in amortization periods was made to conform to Zurich's accounting practices and policies and resulted in an increase in goodwill amortization of $5.1 million in 1997. KILICO has presented January 4, 1996 (the acquisition date) as the opening purchase accounting balance sheet for comparative purposes, where appropriate, throughout this Prospectus.

Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.

(See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements below.)

STRATEGIC INITIATIVES

Since the early 1990's, KILICO has intensified the management of its real estate-related investments due to adverse market conditions. KILICO also successfully implemented strategies over the last several years to reduce both its joint venture operating losses and the level of its real estate-related investments. These strategies included individual property sales, refinancings and restructurings, as well as bulk sale transactions completed in December 1995 in anticipation of the 1996 change in control. As a result of these strategies, KILICO reduced its holdings of real estate-related investments from 36.2 percent of its total invested assets and cash at year-end 1991 to 4.9 percent at year-end 1997.

The management, operations and strategic directions of KILICO were also integrated by the end of 1993 with those of another Kemper subsidiary, Federal Kemper Life Assurance Company ("FKLA"). The integration streamlined management, controlled costs, improved profitability, increased operating efficiencies and productivity, and helped to expand both companies' distribution capabilities. Headquartered in Long Grove, Illinois, FKLA markets term and interest-sensitive life insurance, as well as certain annuity products through brokerage general agents and other independent distributors.

Beginning in 1995, KILICO also began to introduce and expand new and existing product lines. In late 1995, KILICO began to sell term life insurance products in order to balance its product mix and asset-liability structure. Over the last three years, KILICO increased the competitiveness of its variable annuity products by adding multiple variable subaccount investment options and investment managers to existing variable annuity products. In 1996, KILICO introduced a registered flexible individual variable life insurance product and in 1997 KILICO introduced a non-registered individual and group variable bank-owned life insurance contract ("BOLI") and a series of individual variable life insurance contracts.

NARRATIVE DESCRIPTION OF BUSINESS

KILICO offers both individual fixed-rate (general account) and individual and group variable (separate account) annuity contracts, as well as individual term life, universal life and individual and group variable life insurance products through various distribution channels. KILICO offers investment-oriented products, guaranteed returns or a combination of both, to help policyholders meet multiple insurance and financial objectives. Financial institutions, securities brokerage firms, insurance agents and financial planners are important distribution channels for KILICO's products. KILICO's sales mainly consist of deposits received on certain long duration annuity and variable life insurance contracts as well as reinsurance premiums assumed from FKLA beginning in 1996. (See note captioned "Reinsurance" in the notes to the consolidated financial statements and see the table captioned "Sales" below.)

KILICO's fixed and variable annuities generally have surrender charges that are a specified percentage of policy values and decline as the policy ages. General account annuity and interest-sensitive life policies are guaranteed to accumulate at specified interest rates but allow for periodic crediting rate changes.

Over the last several years, in part reflecting the current interest rate environment, KILICO has increased its emphasis on marketing its existing and new separate account products. Unlike the fixed-rate annuity business where KILICO manages spread revenue, variable annuities pose minimal investment risk for KILICO, as policyholders invest in one or more of several underlying investment funds. KILICO, in turn, receives administrative fee revenue as well as cost of insurance charges which compensate KILICO for providing life insurance coverage to the contractholder potentially in excess of their cash surrender values.

As a result of this strategy, KILICO's separate account assets and related sales of its variable annuity and life products have increased as follows (in millions):

                                              DECEMBER 31       JANUARY 4
                                          -------------------   ----------
                                            1997       1996        1996
                                            ----       ----        ----
Separate account assets.................  $5,122.0   $2,127.2    $1,761.1
                                          ========   ========    ========

                                               YEAR ENDED DECEMBER 31
                                         ----------------------------------
                                                             PREACQUISITION
                                                             --------------
                                           1997      1996         1995
                                           ----      ----         ----
Variable annuity sales.................  $  259.8   $254.6      $  151.1
Variable life sales....................   2,708.6       .2            --
                                         --------   ------      --------
  Total separate account sales.........  $2,968.4   $254.8      $  151.1
                                         ========   ======      ========

Rating improvements in 1996 (see "Rankings and ratings" below) and the 1996 change in control also helped to increase KILICO's sales in 1997 and 1996, compared with 1995.

In order to increase variable annuity sales, KILICO introduced Kemper PASSPORT in 1992. Kemper PASSPORT is a variable and market value adjusted annuity featuring a choice of investment portfolios, an increasing estate benefit, tax-free transfers and guaranteed rates for a variety of terms. In 1994, KILICO changed Kemper PASSPORT from a single premium annuity to one with a flexible premium structure and also added a small capitalization equity subaccount as another investment portfolio option. In 1995 and 1996, KILICO also added several new subaccounts and new investment managers as investment portfolio choices for certain purchasers of the Kemper Advantage III variable annuity product. During late 1996, KILICO introduced POWER V, a registered flexible premium variable life insurance product. During mid-1997, KILICO also introduced variable BOLI which is primarily marketed to banks and other large corporate entities and a series of non-registered variable individual universal life insurance contracts which are marketed primarily to high net worth individuals. These products are being distributed by Investors Brokerage Services, Inc., ("IBS") a wholly-owned subsidiary of KILICO. Excluding these contracts distributed by IBS which accounted for $2,705.8 million of KILICO's first year sales, INVEST Financial Corporation, ("INVEST") an affiliated company until June 28, 1996, and certain other unrelated companies of INVEST's new parent First American National Bank, and EVEREN Securities, Inc., an affiliated company until September 13, 1995, accounted for approximately 23.0 percent and 5.0 percent, respectively, in 1997 of KILICO's first-year sales, compared with 24 percent and 12 percent, respectively, in 1996.

Current crediting rates, a conservative investment strategy and the interest rate environment have impacted general account annuity sales for KILICO over the last several years. KILICO's general account fixed annuity sales were as follows (in millions):

                                                YEAR ENDED DECEMBER 31
                                           --------------------------------
                                                             PREACQUISITION
                                                             --------------
                                            1997     1996         1995
                                            ----     ----         ----
General account fixed annuity sales......  $145.7   $140.6       $247.6
                                           ======   ======       ======

Beginning in early 1995, KILICO began raising crediting rates on certain of its existing and new general account products, reflecting both competitive conditions and a rising interest rate environment. As a result of these actions, sales of general account annuities increased. During late 1995, as interest rates fell, KILICO began reducing crediting rates on certain of its existing and new general account products reflecting both competitive conditions and the falling interest rate environment. As a result of these events, as well as a strong stock and bond market during 1996 and most of 1997, which influenced potential buyers of fixed annuity products to purchase variable annuity products, sales of general account annuities have increased only slightly in 1997, compared with 1996.

Beginning in 1995, KILICO began to sell term life insurance products in order to balance its product mix and asset-liability structure. During 1997 and 1996, KILICO also assumed $21.1 million and $7.3 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, net of reinsurance ceded, amounted to $1.1 million in 1997, compared with $565 thousand in 1996 and $236 thousand in 1995.

FEDERAL INCOME TAX DEVELOPMENTS

In early 1998, the Clinton Administration's Fiscal Year 1998 Budget ("Budget") was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities and variable life insurance contracts. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, certain of KILICO's non-qualified fixed and variable annuities and certain of its variable life insurance products, including BOLI and the nonregistered individual variable universal life insurance contract introduced during 1997, may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Additionally, sales of such products during 1998 may also be negatively impacted until the likelihood of the current proposals being enacted into law has be determined.

YEAR 2000 COMPLIANCE

Many existing computer programs were originally designed without considering the impact of the year 2000 and currently use only two digits to identify the year in the date field. This issue affects nearly all companies and organizations and could cause computer applications and systems to fail or create erroneous results to occur for any transaction with a date of January 1, 2000, or later.

Many companies must undertake major projects to address the year 2000 issue and each company's costs and uncertainties will depend on a number of factors, including its software and hardware, and the nature of the industry. Companies must also coordinate with other entities with which they electronically interact, including suppliers, customers, creditors and other financial services institutions.

If a company does not successfully address its year 2000 issues it could face material adverse consequences in the form of lawsuits against the company, lost business, erroneous results and substantial operating problems after January 1, 2000.

KILICO has taken substantial steps over the last several years to ensure that its systems will be compliant for the year 2000. Such steps have included the replacement of older systems with new systems which are already compliant. In 1996, KILICO replaced its investment accounting system and in 1997 KILICO replaced its general ledger and accounts payable system. KILICO has also ensured that new systems developed to support new product introductions in 1996 and 1997 are already year 2000 compliant. Data processing expenses related solely to bringing KILICO's systems in compliance with the year 2000 amounted to $88 thousand in 1997 and KILICO anticipates that it will cost an additional $895 thousand to bring all remaining systems into compliance. KILICO has also undertaken steps which require that all other entities with which KILICO electronically interacts, including suppliers and other financial services institutions, attest in writing to KILICO that their systems are year 2000 compliant.

NAIC RATIOS

The National Association of Insurance Commissioners (the "NAIC") annually calculates certain statutory financial ratios for most insurance companies in the United States. These calculations are known as the Insurance Regulatory Information System ("IRIS") ratios. There presently are twelve IRIS ratios. The primary purpose of the ratios is to provide an "early warning" of any negative developments. The NAIC reports the ratios to state regulators who may then contact the companies if three or more ratios fall outside the NAIC's "usual ranges".

Based on statutory financial data as of December 31, 1997, KILICO had three ratios outside the usual ranges, the change in reserving ratio, the change in premium ratio and the change in product mix ratio. KILICO's change in reserving ratio reflected the level of interest-sensitive life surrenders and withdrawals during 1997, as well as the 1997 reinsurance agreement with FKLA. KILICO's change in premium ratio and change in product mix ratio reflected the $2.7 billion increase in BOLI premiums received during 1997. Other than certain states requesting quarterly financial reporting and/or explanations of the underlying causes for certain ratios, no state regulators have taken any action due to KILICO's IRIS ratios for 1997 or earlier years.

GUARANTY ASSOCIATION ASSESSMENTS

From time to time, mandatory assessments are levied on KILICO by life and health guaranty associations of most states in which KILICO is licensed, to cover losses to policyholders of insolvent or rehabilitated insurance companies. These associations levy assessments (up to prescribed limits) on all member insurers in a particular state, in order to pay claims on the basis of the proportionate share of premiums written by member insurers in the lines of business in which the insolvent or rehabilitated insurer engaged. These assessments may be deferred or forgiven in certain states if they would threaten an insurer's financial strength, and, in some states, these assessments can be partially recovered through a reduction in future premium taxes.

In the early 1990s, there were a number of failures of life insurance companies. KILICO's financial statements include provisions for all known assessments that will be levied against KILICO by various state guaranty associations as well as an estimate of amounts (net of estimated future premium tax recoveries) that KILICO believes will be assessed in the future for failures which have occurred to date and for which the life insurance industry has estimated the cost to cover losses to policyholders. Assessments levied against KILICO and charged to expense in 1997, 1996 and 1995 amounted to $1.2 million, $601 thousand and $5.8 million, respectively. Such amounts relate to accrued guaranty fund assessments of $4.8 million, $5.8 million and $5.0 million at December 31, 1997, 1996 and 1995, respectively. Additional assessments charged to expense reflect accruals for the life insurance industry's new or revised loss estimates for certain insolvent insurance companies.

RISK-BASED CAPITAL

Since the early 1990s, reflecting a recessionary environment and the insolvencies of a few large life insurance companies, both state and federal legislators have increased scrutiny of the existing insurance regulatory framework. While various initiatives, such as the codification of statutory accounting principles, are being considered for future implementation by the NAIC, it is not presently possible to predict the future impact of potential regulatory changes on KILICO.

Under asset adequacy and risk-based capital rules in Illinois, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The asset adequacy rules are designed to assure that reserves and assets are adequate to cover liabilities under a variety of economic scenarios. The focus of the capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. KILICO has capital levels substantially exceeding any which would mandate action under the risk-based capital rules and is in compliance with applicable asset adequacy rules.

RESERVES AND REINSURANCE

The following table provides a breakdown of KILICO's reserves for future policy benefits by product type (in millions):

                                                DECEMBER 31   DECEMBER 31
                                                   1997          1996
                                                -----------   -----------
General account annuities.....................    $3,137        $3,507
Interest-sensitive life insurance and other...       709           743
Term life reserves............................        10             7
Ceded future policy benefits..................       383           427
                                                  ------        ------
          Total...............................    $4,239        $4,684
                                                  ======        ======

Ceded future policy benefits shown above reflect coinsurance (indemnity reinsurance) transactions in which KILICO insured liabilities of approximately $516 million in 1992 and $416 million in 1991 with Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"), an affiliated mutual insurance company. FLA shares directors, management, operations and employees with FKLA pursuant to an administrative and management services agreement. FLA produces policies not produced by FKLA or KILICO as well as other policies similar to certain FKLA policies. At December 31, 1997 and 1996, KILICO's reinsurance recoverable from FLA related to these coinsurance transactions totaled approximately $382.6 million and $427.2 million, respectively. Utilizing FKLA's employees, KILICO is the servicing company for this coinsured business and is reimbursed by FLA for the related servicing expenses.

During December 1997, KILICO entered into a funds held reinsurance agreement with another Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited ("EPICENTRE"). Under the terms of this agreement, KILICO ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to variable BOLI, which is held in KILICO's separate accounts. During 1997, KILICO ceded to EPICENTRE approximately $24.3 million of separate account fees (cost of insurance charges) paid to KILICO by these policyholders for the life insurance coverage provided under the terms of each separate account contract. KILICO has also withheld approximately $23.4 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet in this Prospectus. KILICO remains primarily liable to its policyholders for these amounts.

During 1996, KILICO assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, KILICO also recorded reserves in 1997 and 1996 of approximately $7.9 million and $7.3 million, respectively. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements below.)

COMPETITION

KILICO is in a highly competitive business and competes with a large number of other stock and mutual life insurance companies, many of which are larger financially, although none is truly dominant in the industry. KILICO, with its emphasis on annuity products, also competes for savings dollars with securities brokerage and investment advisory firms as well as other institutions that manage assets, produce financial products or market other types of investment products.

KILICO's principal methods of competition continue to be innovative products, often designed for selected distribution channels and economic conditions, as well as appropriate product pricing, careful underwriting, expense control and the quality of services provided to policyholders and agents. Certain of KILICO's financial strength ratings and claims-paying/performance ratings, however, were lower in 1995 than in earlier years, and were under review in 1995, due to uncertainty with respect to Kemper's and KILICO's ownership. These ratings impacted sales efforts in certain markets; however, increases in KILICO's financial strength ratings and claims-paying/performance ratings in January 1996 favorably impacted variable annuity sales during 1997 and 1996 and should continue to favorably impact future sales.

To address its competition, KILICO has adopted certain business strategies. These include systematic reductions of investment risk and strengthening of its capital position; continued focus on existing and new variable annuity and variable life insurance products; distribution through diversified channels; and ongoing efforts to continue as a low-cost provider of insurance products and high-quality services to agents and policyholders through the use of technology.

EMPLOYEES

At December 31, 1997, KILICO utilized the services of approximately 620 employees of FKLA, which are also shared with FLA and Zurich Life Insurance Company of America ("ZLICA"). On January 5, 1996, KILICO, FKLA, FLA and ZLICA began to operate under the trade name Zurich Kemper Life. On July 1, 1996, Kemper acquired 100 percent of the issued and outstanding common stock of ZLICA from Zurich.

REGULATION

KILICO is generally subject to regulation and supervision by the insurance departments of Illinois and other jurisdictions in which KILICO is licensed to do business. These departments enforce laws and regulations designed to assure that insurance companies maintain adequate capital and surplus, manage investments according to prescribed character, standards and limitations and comply with a variety of operational standards. The departments also make periodic examinations of individual companies and review annual and other reports on the financial condition of each company operating within their respective jurisdictions. Regulations, which often vary from state to state, cover most aspects of the life insurance business, including market practices, forms of policies and accounting and financial reporting procedures.

Insurance holding company laws enacted in many states grant additional powers to state insurance commissioners to regulate acquisition of and by domestic insurance companies, to require periodic disclosure of relevant information and to regulate certain transactions with related companies. These laws also impose prior approval requirements for certain transactions with affiliates and generally regulate dividend distributions by an insurance subsidiary to its holding company parent.

In addition, certain of KILICO's variable life insurance and annuity products, and the related separate accounts, are subject to regulation by the Securities and Exchange Commission (the "SEC").

KILICO believes it is in compliance in all material respects with all applicable regulations.

INVESTMENTS

A changing marketplace has affected the life insurance industry and to accommodate customers' increased preference for safety over higher yields, KILICO has systematically reduced its investment risk and strengthened its capital position.

KILICO's cash flow is carefully monitored and its investment program is regularly and systematically planned to provide funds to meet all obligations and to optimize investment return. For securities, portfolio management is handled by an affiliated company, Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc. ("ZKI"), and its subsidiaries and affiliates, with KILICO's real estate-related investments being handled by a majority-owned Kemper real estate subsidiary. Investment policy is directed by KILICO's board of directors. KILICO's investment strategies take into account the nature of each annuity and life insurance product, the respective crediting rates and the estimated future policy benefit maturities. See "INVESTMENTS" below.

FORWARD-LOOKING STATEMENTS

All statements, trend analyses and other information contained in this report and elsewhere (such as in other filings by KILICO with the Securities and Exchange Commission, press releases, presentations by KILICO or its management or oral statements) relative to markets for KILICO's products and trends in KILICO's operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, among other things: (i) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the ability of KILICO to sell its products, the market value of KILICO's investments and the lapse rate and profitability of KILICO's contracts; (ii) KILICO's ability to achieve anticipated levels of operational efficiencies through certain cost-saving initiatives; (iii) customer response to new products, distribution channels and marketing initiatives; (iv) mortality, morbidity, and other factors which may affect the profitability of KILICO's insurance products; (v) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some of KILICO's products; (vi) increasing competition which could affect the sale of KILICO's products; (vii) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulations of the sale and underwriting and pricing of insurance products; and (viii) the risk factors or uncertainties listed from time to time in KILICO's other filings with the Securities and Exchange Commission.

                                   PROPERTIES
                          [TO BE UPDATED BY AMENDMENT]

KILICO shares 99,000 sq. ft. of office space leased by FKLA from Lumbermens Mutual Casualty Company, a former affiliate, ("Lumbermens"), located in Long Grove, Illinois.

                               LEGAL PROCEEDINGS


We have been named as defendant in certain lawsuits incidental to Our insurance business. Based upon the advice of legal counsel, Our management believes that the resolution of these various lawsuits will not result in any material adverse effect on Our consolidated financial position.

                          [TO BE UPDATED BY AMENDMENT]

                            SELECTED FINANCIAL DATA


The following table sets forth selected financial information for KILICO for the six months ended June 30, 1998 and 1997 and for the five years ended December 31, 1997 and for the opening balance sheet as of the acquisition date, January 4, 1996. Such information should be read in conjunction with KILICO's consolidated financial statements and notes thereto included in this Prospectus. All amounts are shown in millions.



                                                                                                      PREACQUISITION
                           SIX MONTHS ENDED                                                 ----------------------------------
                                JUNE 30                                                                DECEMBER 31
                         ---------------------   DECEMBER 31    DECEMBER 31    JANUARY 4    ----------------------------------
                           1998         1997        1997           1996          1996         1995          1994        1993
                           ----         ----     -----------    -----------    ---------      ----          ----        ----
TOTAL REVENUE.........   $   208.0    $  188.3    $   425.5      $  356.2      $  --        $   68.1(1)   $  330.5    $  337.4
                         =========    ========    =========      ========      ========     ========      ========    ========
NET INCOME EXCLUDING
  REALIZED INVESTMENT
  RESULTS.............   $    13.7    $   17.3    $    31.9      $   25.6      $  --        $   74.2      $   61.9    $   33.7
                         =========    ========    =========      ========      ========     ========      ========    ========
NET INCOME (LOSS).....   $    25.1    $   23.2    $    38.7      $   34.4      $  --        $ (133.0)(1)  $   26.4    $   14.0
                         =========    ========    =========      ========      ========     ========      ========    ========
FINANCIAL SUMMARY
Total separate account
  assets..............   $ 5,941.1    $2,382.4    $ 5,122.0      $2,127.2      $1,761.1     $1,761.1      $1,508.0    $1,499.5
                         =========    ========    =========      ========      ========     ========      ========    ========
Total assets..........   $11,159.5    $7,708.7    $10,589.7      $7,717.9      $7,682.7     $7,581.7      $7,537.1    $8,113.7
                         =========    ========    =========      ========      ========     ========      ========    ========
Future policy
  benefits............   $ 3,662.0    $4,083.4    $ 3,856.9      $4,256.5      $4,585.1     $4,573.2      $4,843.7    $5,040.0
                         =========    ========    =========      ========      ========     ========      ========    ========
Stockholder's
  equity..............   $   899.7    $  738.4    $   865.6      $  751.0      $  745.6     $  605.9      $  434.0    $  654.6
                         =========    ========    =========      ========      ========     ========      ========    ========


---------------
(1) Total revenue and net income (loss) for 1995 were adversely impacted by real estate-related investment losses. Such losses reflect a change in KILICO's strategy with respect to its real estate-related investments in connection with the January 4, 1996 acquisition of Kemper by the Zurich-led investor group. See "Management's Discussion and Analysis of Financial Condition and Results of Operations".

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                            FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS
                          [TO BE UPDATED BY AMENDMENT]

As discussed in the note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements, Kemper, and therefore KILICO, were acquired on January 4, 1996, by an investor group led by Zurich. In connection with the acquisition, KILICO's assets and liabilities were marked to their respective fair values as of the acquisition date in conformity with the purchase accounting method required under generally accepted accounting principles.

KILICO's financial statements as of January 4, 1996, and as of and for the year ended December 31, 1996, have been adjusted to reflect the effects of such purchase accounting adjustments. KILICO's financial statements for the year ended December 31, 1995 has been prepared on an historical cost basis and do not reflect such purchase accounting adjustments.

RESULTS OF OPERATIONS

KILICO recorded net income of $38.7 million in 1997, compared with net income of $34.4 million in 1996 and with a net loss of $133.0 million in 1995. The increase in net income in 1997, compared with 1996, was due to a significant increase in operating earnings before the amortization of goodwill, offset by an increase in goodwill amortization and a slight decline in net realized capital gains. The increase in net income in 1996, compared with 1995, was primarily due to a decrease in the level of real estate-related realized investment losses. KILICO's strategy with respect to its real estate-related investments changed dramatically as of year-end 1995 in connection with the Zurich-led investor group's acquisition of Kemper. This change, as further discussed below, resulted in significant reductions in real estate-related investments and significant realized capital losses in the second half of 1995.

The following table reflects the components of net income (loss):

NET INCOME (LOSS)
(in millions)

                                                    YEAR ENDED DECEMBER 31
                                            --------------------------------------
                                                                    PREACQUISITION
                                                                    --------------
                                             1997        1996            1995
                                            ------      ------      --------------
Operating earnings before amortization
  of goodwill.........................      $ 47.2      $ 35.8         $  74.2
Amortization of goodwill..............       (15.3)      (10.2)             --
Net realized investment gains
  (losses)............................         6.8         8.8          (207.2)
                                            ------      ------         -------
          Net income (loss)...........      $ 38.7      $ 34.4         $(133.0)
                                            ======      ======         =======

The following table reflects the major components of realized investment results included in net income (loss) above. (See "INVESTMENTS" below, and the note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.)

REALIZED INVESTMENT RESULTS, AFTER TAX
(in millions)

                                                    YEAR ENDED DECEMBER 31
                                            --------------------------------------
                                                                    PREACQUISITION
                                                                    --------------
                                             1997        1996            1995
                                            ------      ------      --------------
Real estate-related gains (losses)....      $ 12.8      $ 11.4         $(211.6)
Fixed maturity write-downs............        (2.8)        (.9)           (4.7)
Other gains (losses), net.............        (3.2)       (1.7)            9.1
                                            ------      ------         -------
          Total.......................      $  6.8      $  8.8         $(207.2)
                                            ======      ======         =======

The higher level of real estate-related losses in 1995, compared with both 1997 and 1996, reflected realized capital losses predominately from real estate-related bulk sale transactions in December 1995, as well as a higher level of write-downs on real estate-related investments. These sales and write-downs in 1995, reflect Zurich's and Insurance Partners' strategies, adopted by KILICO, with respect to the disposition of real estate-related investments. Other realized investment gains and losses for 1997, 1996 and 1995 relate primarily to the sale of fixed maturity investments. The fixed maturity losses generated in 1997 and 1996 arose primarily from the sale of fixed maturity investments, consisting of lower yielding U.S. Treasury bonds, collateralized mortgage obligations and corporate bonds, related to ongoing repositionings of KILICO's fixed maturity investment portfolio. The proceeds from the repositionings, together with cash and short-term investments, were reinvested into higher yielding corporate bonds and asset-backed securities in 1997 and 1996. Real estate-related gains in both 1997 and 1996, continue to reflect KILICO's strategy to reduce its exposure to real estate-related investments, as well as improving real estate market conditions in most areas of the country. Fixed maturity write-downs in 1997 primarily reflect other-than-temporary declines in value of certain U.S. dollar denominated fixed maturity investments which have significant exposure to countries in Southeast Asia. (See "INVESTMENTS" below.)

Operating earnings before the amortization of goodwill increased to $47.2 million in 1997, compared with $35.8 million in 1996. Operating earnings increased in 1997 before the amortization of goodwill, compared with 1996, primarily due to an increase in spread revenue (investment income earned less interest credited), an increase in separate account fees and charges, an increase in premium income and an increase in the deferral of insurance acquisition costs, offset by an increase in claims incurred and other policyholder benefits, taxes, licenses and fees, commissions, operating expenses and an increase in the amortization of the value of business acquired.

Operating earnings before the amortization of goodwill decreased to $35.8 million in 1996, compared with $74.2 million in 1995, primarily due to purchase accounting adjustments which reduced investment income and increased expenses.

Investment income was lower in 1996, compared with 1995, primarily reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the fair value of KILICO's fixed maturity investments as of January 4, 1996 became KILICO's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of KILICO's fixed maturity investments was approximately $133.9 million greater than original par. The amortization of such premiums reduced investment income by approximately $14.1 million in 1997 and $22.7 million in 1996, compared with 1995.

Investment income and interest credited also declined in 1997, compared with 1996 and 1995, as a result of a decrease in both total invested assets and liabilities for future policy benefits to policyholders. Such decreases were the result of surrender and withdrawal activity over the last three years.

Investment income was also negatively impacted during 1996, compared with 1995, by a higher level of cash and short-term investments held in the first quarter of 1996. The increase in cash and short-term investments in the first quarter of 1996 was caused in part by the cash proceeds received from bulk sales of real estate-related investments in late December 1995.

Investment income was positively impacted in 1997 and 1996 from the benefits of capital contributions to KILICO and from the above-mentioned repositionings of KILICO's investment portfolio.

The following table reflects KILICO's sales.

SALES
(in millions)

                                                 YEAR ENDED DECEMBER 31
                                          ------------------------------------
                                                                PREACQUISITION
                                                                --------------
                                            1997       1996          1995
                                          --------    ------    --------------
Annuities:
  General account.....................    $  145.7    $140.6        $247.6
  Separate account....................       259.8     254.6         151.1
                                          --------    ------        ------
     Total annuities..................       405.5     395.2         398.7
                                          --------    ------        ------
Life Insurance:
  Separate account bank-owned variable
     universal life ("BOLI")..........     2,700.0      --             --
  Separate account variable universal
     life.............................         8.6        .2           --
  Term life...........................        22.2       7.8            .2
  Interest-sensitive life.............       --           .6            .2
                                          --------    ------        ------
     Total life.......................     2,730.8       8.6            .4
                                          --------    ------        ------
               Total sales............    $3,136.3    $403.8        $399.1
                                          ========    ======        ======

Sales of annuity products consist of total deposits received. General account annuity sales increased only slightly in 1997, compared with 1996, due to the current low interest rate environment. The decrease in 1996 general account (fixed annuity) sales, compared with 1995, is reflective of the declining interest rate environments and the stock and bond markets during 1996 and 1995, respectively, which made variable annuities more attractive to consumers in 1996, and fixed annuities more attractive to consumers during 1995.

The increase in separate account (variable sales) in 1997, compared with 1996 and 1995, was in part due to improvements in KILICO's financial strength and performance ratings in January 1996, the addition of new separate account investment fund options, the addition of new investment fund managers and a strong overall underlying stock and bond market. Sales of variable annuities not only increase administrative fees earned but they also pose minimal investment risk for KILICO, as policyholders invest in one or more of several underlying investment funds which invest in stocks and bonds. KILICO believes that the increase in its financial strength and performance ratings in January 1996 together with KILICO's association with Zurich, will continue to assist in KILICO's future sales efforts.

Beginning in late 1995, KILICO introduced a registered flexible individual variable life insurance product and in 1997 KILICO introduced several non-registered variable universal life insurance contracts, BOLI and a series of individual universal life insurance contracts. Sales of these separate account variable products, like variable annuities, pose minimal investment risk for KILICO as policyholders also invest in one or more underlying investment funds which invest in stocks and bonds. KILICO receives premium tax and DAC tax expense loads from certain contract holders, as well as administrative fees and cost of insurance charges which compensate KILICO for providing life insurance coverage to the contractholders in excess of their cash surrender values. Face amount of new variable universal life insurance business issued amounted to $59.6 billion in 1997, compared with $4.0 million in 1996.

Beginning in 1995, KILICO began to sell low-cost term life insurance products offering initial level premiums for 5, 10, 15 and 20 years in order to balance its product mix and asset-liability structure. In 1997 and 1996, KILICO also assumed $21.1 million and $7.3 million, respectively, of term life insurance premiums from FKLA. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.) Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, amounted to $1.1 million in 1997, compared with $565 thousand in 1996 and $236 thousand in 1995. Face amount of new term business issued during 1997, 1996 and 1995 amounted to approximately $278 million, $187 million and $120 million, respectively.

Included in separate account fees and charges are administrative fees received from KILICO's separate account products of $31.0 million in 1997, compared with $25.3 million and $21.9 million in 1996 and 1995, respectively. Administrative fee revenue increased in each of the last three years due to growth in average separate account assets.

Also included in separate account fees and charges in 1997 are cost of insurance charges related to variable universal life insurance, primarily BOLI, of $27.6 million, of which $24.3 million of such fees were ceded to EPICENTRE. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.) Separate account fees and charges in 1997 also include premium tax expense loads of $51.1 million related to BOLI.

Other income includes surrender charge revenue of $5.2 million in 1997, compared with $5.4 million and $7.7 million in 1996 and 1995, respectively, as total general account and separate account policyholder surrenders and withdrawals decreased in 1997 and 1996, compared with 1995. The decrease in surrender charge revenue in 1997, compared with 1996 and 1995 also reflects that 49 percent of KILICO's fixed and variable annuity liabilities, excluding BOLI, at December 31, 1997 are subject to minimal (5 percent or less) or no surrender charges, compared with 57 percent in 1996 and 56 percent in 1995. Also included in other income in 1995 is a ceding commission experience adjustment which resulted in income of $4.4 million related to certain reinsurance transactions entered into by KILICO during 1992. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.)

POLICYHOLDER SURRENDERS, WITHDRAWALS AND DEATH BENEFITS
(in millions)

                                                               PREACQUISITION
                                                               --------------
                                            1997      1996          1995
                                           ------    ------    --------------
General account........................    $703.1    $652.0        $755.9
Separate account.......................     236.2     196.7         205.6
                                           ------    ------        ------
     Total.............................    $939.3    $848.7        $961.5
                                           ======    ======        ======

Reflecting the current interest rate environment and other competitive market factors, KILICO adjusts its crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. KILICO can also improve spread revenue over time by increasing investment income. Beginning in late 1994, as a result of rising interest rates and other competitive market factors, KILICO began to increase crediting rates on certain interest-sensitive products which adversely impacted spread income. The declines in interest rates during the last three quarters of 1995, however, and the current interest rate environment during 1996 and 1997, have mitigated at present, competitive pressures to increase existing renewal crediting rates further.

General account surrenders, withdrawals and death benefits increased $51.1 million in 1997, compared with 1996, reflecting an increase of $18.2 million in claims incurred as a result of the aforementioned term life insurance business assumed from FKLA as well as an increase in overall surrenders and withdrawals in 1997, compared with 1996. KILICO expects that the level of surrender and withdrawal activity experienced in 1997 should remain at a similar level in 1998 given current projections for relatively stable interest rates.

Taxes licenses and fees increased in 1997 to $52.6 million of which $51.1 million of this increase was related to premium taxes on BOLI. Excluding the taxes due on BOLI, of which KILICO received a corresponding expense load in separate account fees and other charges, taxes licenses and fees amounted to $1.5 million, compared with $2.2 million in 1996 and $6.9 million in 1995. Taxes, licenses and fees were lower in 1997 and 1996, compared with 1995, primarily reflecting the level of guaranty fund assessments in each of those years. Expenses for such assessments totaled $1.2 million, $601 thousand, and $5.8 million in 1997, 1996 and 1995, respectively. (See "Guaranty association assessments" above.)

Commissions expense was higher in 1997, compared with both 1996 and 1995, due to an increase in total sales, excluding BOLI.

Operating expenses declined in 1995, primarily as a result of a decrease in headcount resulting from the uncertainty concerning KILICO's ownership. Operating expenses increased in 1997 and 1996, compared with 1995, as a result of restaffing after the completion of the merger, an increase in evidence costs related to new term life sales and an increase in data processing expenses. Data processing expenses increased to $10.8 million in 1997, compared with $4.1 million in 1996 and $3.7 million in 1995, primarily due to infrastructure improvements related to new product development, a new general ledger and accounts payable system, development of a data warehouse and costs related to bringing KILICO's systems in compliance with the year 2000. Data processing expenses related to bringing KILICO's systems in compliance with the year 2000 amounted to $88 thousand in 1997. KILICO currently anticipates that it will cost an additional $895 thousand to bring all remaining systems in compliance. (See "Year 2000 Compliance" above.)

Operating earnings were positively impacted by the deferral of insurance acquisition costs in 1997, compared with 1996 and 1995. The deferral of insurance acquisition costs increased in 1997, compared with both 1996 and 1995 reflecting an increase in commissions expense and operating expenses related directly to the increase in production of new business.

Operating earnings were negatively impacted by the amortization of insurance acquisition costs and the amortization of the value of business acquired in 1997 and 1996, compared with the amortization of insurance acquisition costs in 1995. Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996 have been replaced under purchase accounting by the value of business acquired. The value of business acquired reflects the present value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The amortization of the value of business acquired is calculated assuming an interest rate equal to the liability or contract rate on the value of the business acquired. (See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements.) Deferred insurance acquisition costs are established on all new policies sold after January 4, 1996.

The amortization of the value of business acquired increased in 1997, compared with 1996, as a result of an increase in net operating earnings related to the business previously acquired. The amortization of the value of business acquired in 1997 and 1996 was also adversely affected by net realized capital gains in 1997 and 1996, while the net amortization of insurance acquisition costs in 1995, was positively affected by realized capital losses. Net realized capital gains tend to accelerate the amortization of both the value of business acquired and deferred insurance acquisition costs as they tend to decrease KILICO's projected future estimated gross profits. Net realized capital losses tend to defer such amortization into future periods as they tend to increase KILICO's projected future estimated gross profits.

The difference between the cost of acquiring KILICO and the net fair value of KILICO's assets and liabilities as of January 4, 1996 was recorded as goodwill. During 1996, KILICO began to amortize goodwill on a straight-line basis over twenty-five years. In December of 1997, KILICO changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, KILICO recorded an increase in amortization expense of $5.1 million during 1997. The amortization of goodwill increased expenses by $10.2 million in 1996, compared with 1995.

INVESTMENTS

KILICO's principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. KILICO makes shifts in its investment portfolio depending on, among other factors, its evaluation of risk and return in various markets, consistency with KILICO's business strategy and investment guidelines approved by the board of directors, the interest rate environment, liability durations and changes in market and business conditions.

INVESTED ASSETS AND CASH
(in millions)

                                     DECEMBER 31         DECEMBER 31
                                         1997                1996
                                     -----------         -----------
Cash and short-term investments...  $  260     5.8%     $   74     1.6%
Fixed maturities:
  Investment-grade:
     NAIC(1) Class 1..............   3,004    67.1       3,231    71.5
     NAIC(1) Class 2..............     651    14.5         621    13.7
  Below investment grade:
     Performing...................      14      .3          13      .3
     Nonperforming................      --      --           1      --
Joint venture mortgage loans......      73     1.6         111     2.4
Third-party mortgage loans........     103     2.3         107     2.4
Other real estate-related
  investments.....................      44     1.0          50     1.1
Policy loans......................     282     6.3         288     6.4
Equity securities.................      25      .6          10      .2
Other.............................      21      .5          14      .4
                                    ------   -----      ------   -----
          Total(2)................  $4,477   100.0%     $4,520   100.0%
                                    ======   =====      ======   =====

---------------
(1) National Association of Insurance Commissioners ("NAIC").
     -- Class 1 = A- and above
    -- Class 2 = BBB- through BBB+

(2) See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.

FIXED MATURITIES

KILICO is carrying its fixed maturity investment portfolio, which it considers available for sale, at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of stockholder's equity, net of any applicable income tax expense. The aggregate unrealized appreciation (depreciation) on fixed maturities at December 31, 1997 and 1996 was $24.6 million and $(63.2) million, respectively, compared with no unrealized appreciation or depreciation, at January 4, 1996 as a result of purchase accounting adjustments. KILICO does not record a net deferred tax benefit for the aggregate unrealized depreciation on investments. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.

At December 31, 1997, investment-grade fixed maturities and cash and short-term investments accounted for 87.4 percent of KILICO's invested assets and cash, compared with 86.8 percent at December 31, 1996. Approximately 54.0 percent of KILICO's NAIC Class 1 bonds were rated AAA or equivalent at year-end 1997, compared with 58.4 percent at December 31, 1996.

Approximately 35.1 percent of KILICO's investment-grade fixed maturities at December 31, 1997 were mortgage-backed securities, down from 36.4 percent at December 31, 1996, due to sales and paydowns during 1997. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. KILICO has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. KILICO's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. KILICO plans to continue to reduce its holding of such investments over time.

As a result of the previously discussed repositionings of KILICO's fixed maturity portfolio, approximately 10.8 percent and 8.8 percent of KILICO's investment-grade fixed maturities at December 31, 1997 and 1996, respectively, consisted of corporate asset-backed securities. The majority of KILICO's investments in asset-backed securities were backed by home equity loans (27.7%), auto loans (22.3%), manufactured housing loans (17.2%), equipment loans (13.7%), and commercial mortgage backed securities ("CMBs") (10.7%).

Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of KILICO's mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities.

At December 31, 1997 and 1996 KILICO had unamortized premiums and discounts related to mortgage-backed and asset-backed securities as follows (in millions):

                                                 DECEMBER 31
                                                -------------
                                                1997    1996
                                                ----    ----
Unamortized premiums..........................  $19.6   $24.7
                                                =====   =====
Unamortized discounts.........................  $ 5.2   $ 5.7
                                                =====   =====

KILICO believes that as a result of the purchase accounting adjustments and the current interest rate environment, anticipated prepayment activity in 1998 is expected to result in reductions to future investment income similar to or greater than those reductions experienced by KILICO in 1997.

Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income.

The table below provides information about KILICO's mortgage-backed and asset-backed securities that are sensitive to changes in interest rates. The expected maturity dates have been calculated on a security by security basis using prepayment assumptions obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

                                 CARRYING                                                                             FAIR VALUE
                                 VALUE AT                      EXPECTED MATURITY DATE                                     AT
                               DECEMBER 31,   ---------------------------------------------------------              DECEMBER 31,
        (IN MILLIONS)              1997        1998      1999      2000     2001     2002    THEREAFTER    TOTAL         1997
        -------------          ------------    ----      ----      ----     ----     ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds.......   $1,283.6     $219.1    $232.5    $145.1    $92.2    $64.5     $530.2     $1,283.6     $1,283.6
    Average yield.............       6.58%      6.60%     6.61%     6.64%    6.64%    6.63%      6.67%        6.58%        6.58%
  Asset-backed bonds..........   $  353.0     $ 18.9    $ 16.9    $ 30.8    $35.5    $47.2     $203.7     $  353.0     $  353.0
    Average yield.............       6.81%      6.85%     7.04%     7.05%    7.15%    7.13%      7.20%        6.81%        6.81%
  CMBs........................   $   42.2     $  0.3    $  0.4    $  0.4    $ 0.4    $ 8.0     $ 32.7     $   42.2     $   42.2
    Average yield.............       6.64%      6.64%     6.64%     6.64%    6.64%    6.63%      6.63%        6.64%        6.64%
                                 --------                                                                 --------     --------
                                 $1,678.8                                                                 $1,678.8     $1,678.8
                                 ========                                                                 ========     ========

                                   CARRYING                                                                           FAIR VALUE
                                   VALUE AT                     EXPECTED MATURITY DATE                                    AT
                                 DECEMBER 31,   -------------------------------------------------------              DECEMBER 31,
         (IN MILLIONS)               1996        1997     1998     1999     2000     2001    THEREAFTER    TOTAL         1996
         -------------           ------------    ----     ----     ----     ----     ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds.........   $1,402.0     $161.4   $239.0   $261.4   $166.1   $ 61.8     $512.3     $1,402.0     $1,402.0
    Average yield...............       6.83%      6.83%    6.83%    6.83%    6.83%    6.83%      6.83%        6.83%        6.83%
  Asset-backed
    bonds.......................   $  339.3     $ 31.4   $ 38.1   $ 36.6   $ 44.4   $ 51.0     $137.8     $  339.3     $  339.3
    Average yield...............       6.82%      6.82%    6.82%    6.82%    6.82%    6.82%      6.82%        6.82%        6.82%
                                   --------                                                               --------     --------
                                   $1,741.3                                                               $1,741.3     $1,741.3
                                   ========                                                               ========     ========

The current weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1997, is 3.8 years. A 200 basis point increase in interest rates would extend the weighted average maturity by approximately 1.0 year, while a 200 basis point decrease in interest rates would decrease the weighted average maturity by approximately 1.3 years.

The weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1996, was 4.6 years. A 200 basis point increase in interest rates would have extended the weighted average maturity by approximately 1.7 years, while a 200 basis point decrease in interest rates would have decreased the weighted average maturity by approximately 1.3 years.

As of December 31, 1997, KILICO had $54.7 million of U.S. dollar denominated fixed maturity investments, after write-downs for other-than-temporary declines in value, which have significant exposure to countries in Southeast Asia. Approximately $5.6 million of such securities were from Korea, $21.9 million were from Hong Kong, China, $20.4 million were from Malaysia and the remainder of such bonds were from a United Kingdom bank with most of its loans issued to countries in Southeast Asia. Write-downs on such securities, which were considered to be other-than-temporary, as of December 31, 1997 amounted to $3.1 million. There can be no assurance that the current estimate for other-than-temporary declines in value for such securities will prove accurate over time due to changing economic conditions in Southeast Asia.

Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 9 issuers at December 31, 1997, totaled 0.3 percent of cash and invested assets at both December 31, 1997 and December 31, 1996. (See note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.) Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers. KILICO has significantly reduced its exposure to below investment-grade securities since 1991. This strategy takes into account the more conservative nature of today's consumer and the resulting demand for higher-quality investments in the life insurance and annuity marketplace. KILICO expects to increase its holdings in this category selectively during 1998.

REAL ESTATE-RELATED INVESTMENTS

The $220.0 million real estate-related portfolio held by KILICO, consisting of joint venture and third-party mortgage loans and other real estate-related investments, constituted 4.9 percent of cash and invested assets at December 31, 1997, compared with $267.7 million, or 5.9 percent, at December 31, 1996. The decrease in real estate-related investments during 1997 was primarily due to asset sales.

As reflected in the "Real estate portfolio" table below, KILICO has continued to fund both existing projects and legal commitments. The future legal commitments were $75.3 million at December 31, 1997. This amount represented a net decrease of $122.1 million since December 31, 1996, primarily due to sales in 1997. As of December 31, 1997, KILICO expects to fund approximately $21.2 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds, which KILICO does not presently expect to fund. The total legal commitments, along with estimated working capital requirements, are considered in KILICO's evaluation of reserves and write-downs. (See note captioned "Financial Instruments -- Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.)

Excluding the $4.0 million of real estate owned and $19.2 million of net equity investments in joint ventures, KILICO's real estate loans totaled $196.8 million at December 31, 1997, after reserves and write-downs. Of this amount, $155.0 million are on accrual status with a weighted average interest rate of approximately 8.82 percent. Of these accrual loans, 9.7 percent have terms requiring current periodic payments of their full contractual interest, 53.4 percent require only partial payments or payments to the extent of cash flow of the borrowers, and 36.9 percent defer all interest to maturity.

The equity investments in real estate at December 31, 1997 consisted of KILICO's other equity investments in joint ventures. These equity investments include KILICO's share of periodic operating results. KILICO, as an equity owner or affiliate thereof, has the ability to fund, and historically has elected to fund, operating requirements of certain joint ventures.

REAL ESTATE PORTFOLIO
(in millions)

                                MORTGAGE LOANS     OTHER REAL ESTATE-RELATED INVESTMENTS
                               ----------------   ---------------------------------------
                                JOINT    THIRD-     OTHER     REAL ESTATE       EQUITY
                               VENTURE   PARTY    LOANS(2)       OWNED       INVESTMENTS    TOTAL
                               -------   ------   ---------   ------------   ------------   ------
Balance at December 31,
  1996.......................   $111.0   $106.6    $ 30.9        $ 7.5          $11.7       $267.7 (1)
Additions (deductions):
Fundings.....................     11.8       --        --           --             --         11.8
Interest added to
  principal..................      5.6       .7        --           --             --          6.3
Sales/paydowns/distributions...  (47.9)   (13.8)    (10.4)        (4.1)          (3.0)       (79.2)
Operating gain...............       --       --        --           --             .8           .8
Transfers....................     (9.1)     9.1        --           --             --           --
Realized investments gains...      7.6       .4       2.2           .7            8.8         19.7
Other transactions, net......     (6.3)      --      (1.6)         (.1)            .9         (7.1)
                                ------   ------    ------        -----          -----       ------
Balance at December 31,
  1997.......................   $ 72.7   $103.0    $ 21.1        $ 4.0          $19.2       $220.0 (3)
                                ======   ======    ======        =====          =====       ======

---------------
(1) Net of $11.8 million reserve and write-downs. Excludes $9.7 million of real estate-related accrued interest.

(2) The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. These loans were issued by KILICO generally to provide financing for Kemper's or KILICO's joint ventures for various purposes.

(3) Net of $9.2 million reserve and write-downs. Excludes $9.5 million of real estate-related accrued interest.

REAL ESTATE CONCENTRATIONS AND OUTLOOK

KILICO's real estate portfolio is distributed by geographic location and property type. However, KILICO has concentration exposures in certain states and in certain types of properties. In addition to these exposures, KILICO also has exposures to certain real estate developers and partnerships. (See notes captioned "Unconsolidated Investees" and "Concentration of Credit Risk" in the notes to the consolidated financial statements.)

As a result of KILICO's ongoing strategy to reduce its exposure to real estate-related investments, as of December 31, 1997, KILICO had three remaining properties which account for approximately 83.2 percent of KILICO's $220.0 million real estate-related portfolio.

The largest of these investments at December 31, 1997 amounted to $88.2 million and consisted of second mortgages on nine hotel properties and two office buildings in which Patrick M. Nesbitt or his affiliates, a third-party real estate developer, have ownership interests. These hotels and office buildings are geographically dispersed and the current market values of the underlying properties substantially exceed the balances due on KILICO's mortgages. These loans are on accrual status.

KILICO's loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, amounted to $60.5 million at December 31, 1997. The MLP's underlying investment primarily consists of a water development project located in California's Sacramento River Valley. This project is currently in the final stages of a permit process with various federal and California state agencies which will determine the long-term economic viability of the project. KILICO currently anticipates that the permit process will be successfully completed in 1998. Loans to the MLP are on accrual status.

The remaining significant real estate-related investment amounted to $34.4 million at December 31, 1997 and consisted of various zoned and unzoned residential commercial lots located in Hawaii, as well as a sewer treatment plant which is located in the same geographical area as the residential lots. The sewer treatment plant is currently under a sales contract and is expected to close in early 1998. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, KILICO has placed these real estate-related investments on nonaccrual status as of December 31, 1996. KILICO is currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, KILICO anticipates that it could be several additional years until all of KILICO's investments in Hawaii are completely disposed of.

KILICO evaluates its real estate-related investments (including accrued interest) using an estimate of the investments observable market price, net of estimated costs to sell. (See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements.) Because KILICO's real estate review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors. KILICO's real estate-related investments are expected to continue to decline further through future sales. KILICO's net income could be materially reduced in future periods if real estate market conditions worsen in areas where KILICO's portfolio is located, if Kemper's and KILICO's plans with respect to certain projects change or if necessary construction or zoning permits are not obtained.

The following table is a summary of KILICO's troubled real estate-related investments:

TROUBLED REAL ESTATE-RELATED INVESTMENTS
(BEFORE RESERVES AND WRITE-DOWNS, EXCEPT FOR REAL ESTATE OWNED)
(in millions)

                                                DECEMBER 31   DECEMBER 31
                                                   1997          1996
                                                -----------   -----------
Potential problem loans(1)....................     $  --         $ 3.2
Past due loans(2).............................        --            --
Nonaccrual loans (primarily Hawaiian
  properties)(3)..............................      47.4          43.5
Real estate owned.............................       4.0           7.5
                                                   -----         -----
          Total...............................     $51.4         $54.2
                                                   =====         =====

---------------
(1) These are real estate-related investments where KILICO, based on known information, has serious doubts about the borrowers' abilities to comply with present repayment terms and which KILICO anticipates may go into nonaccrual, past due or restructured status.

(2) Interest more than 90 days past due but not on nonaccrual status.

(3) KILICO does not accrue interest on real estate-related investments when it judges that the likelihood of collection of interest is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $41.8 million and $38.2 million at December 31, 1997 and December 31, 1996, respectively.

NET INVESTMENT INCOME

KILICO's pre-tax net investment income totaled $296.2 million in 1997, compared with $299.7 million in 1996 and $348.4 million in 1995. Included in pre-tax net investment income is KILICO's share of the operating losses from equity investments in real estate consisting of other income less depreciation, interest and other expenses. Such operating results exclude interest expense on loans by KILICO which are on nonaccrual status. As previously discussed, KILICO's net investment income in 1997 and 1996, compared with 1995, has been negatively impacted by purchase accounting adjustments.

KILICO's total foregone investment income before tax on both nonperforming fixed maturity investments and nonaccrual real estate-related investments was as follows:

FOREGONE INVESTMENT INCOME
(dollars in millions)

                                                  YEAR ENDED DECEMBER 31
                                           ------------------------------------
                                                                 PREACQUISITION
                                                                 --------------
                                           1997       1996            1995
                                           ----       ----            ----
Fixed maturities.......................    $ .5       $ .7           $  .4
Real estate-related investments........     3.9         .5            20.5
                                           ----       ----           -----
       Total...........................    $4.4       $1.2           $20.9
                                           ====       ====           =====
Basis points...........................      10          3              43
                                           ====       ====           =====

Foregone investment income from the nonaccrual of real estate-related investments is net of KILICO's share of interest expense on these loans excluded from KILICO's share of joint venture operating results. Based on the level of nonaccrual real estate-related investments at December 31, 1997, KILICO estimates foregone investment income in 1998 will be similar to the 1997 level. Any increase in nonperforming securities, and either worsening or stagnant real estate conditions, would increase the expected adverse effect on KILICO's future investment income and realized investment results.

REALIZED INVESTMENT RESULTS

Reflected in net income (loss) are after-tax realized investment gains of $6.8 million and $8.8 million in 1997 and 1996, respectively, compared with after-tax realized investment losses of $207.2 million in 1995. (See note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.)

Unrealized gains and losses on fixed maturity investments are not reflected in KILICO's net income (loss). These changes in unrealized value are included within a separate component of stockholder's equity, net of any applicable income taxes. If and to the extent a fixed maturity investment suffers an other-than-temporary decline in value, however, such security is written down to net realizable value, and the write-down adversely impacts net income.

KILICO regularly monitors its investment portfolio and as part of this process reviews its assets for possible impairments of carrying value. Because the review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors.

A valuation allowance has been established, and is evaluated as of each reported period end, to reduce the deferred tax asset for investment losses to the amount that, based upon available evidence, is in management's judgment more likely than not to be realized. (See note captioned "Income Taxes" in the notes to the consolidated financial statements.)

INTEREST RATES

In 1994, rapidly rising short-term interest rates resulted in a much flatter yield curve as the Federal Reserve Board raised rates five times during the year and once during first-quarter 1995. Interest rates subsequently declined through the remainder of 1995. In 1996, however, interest rates again began to rise, before declining again in 1997.

When maturing or sold investments are reinvested at lower yields in a low interest rate environment, KILICO can adjust its crediting rates on fixed annuities and other interest-bearing liabilities. However, competitive conditions and contractual commitments do not always permit the reduction in crediting rates to fully or immediately reflect reductions in investment yield, which can result in narrower spreads.

A rising interest rate environment can increase net investment income as well as contribute to both realized and unrealized fixed maturity investment losses, while a declining interest rate environment can decrease net investment income as well as contribute to both realized and unrealized fixed maturity investment gains. Also, lower renewal crediting rates on annuities, compared with competitors' higher new money crediting rates, have influenced certain annuity holders to seek alternative products. KILICO mitigates this risk somewhat by charging surrender fees, which decrease over time, when annuity holders withdraw funds prior to maturity on certain annuity products. Approximately 49 percent of KILICO's fixed and variable annuity liabilities as of December 31, 1997, however, were no longer subject to significant surrender fees.

LIQUIDITY AND CAPITAL RESOURCES

KILICO carefully monitors cash and short-term investments to maintain adequate balances for timely payment of policyholder benefits, expenses, taxes and policyholder's account balances. In addition, regulatory authorities establish minimum liquidity and capital standards. The major ongoing sources of KILICO's liquidity are deposits for fixed annuities, premium income, investment income, separate account fees, other operating revenue and cash provided from maturing or sold investments. (See the Policyholder surrenders and withdrawals table and related discussion and "INVESTMENTS" above.)

RATINGS

Ratings are an important factor in establishing the competitive position of life insurance companies. Rating organizations continue to review the financial performance and condition of life insurers and their investment portfolios, including those of KILICO. Any reductions in KILICO's claims-paying ability or financial strength ratings could result in its products being less attractive to consumers. Any reductions in KILICO's parent's ratings could also adversely impact KILICO's financial flexibility.

Ratings reductions for Kemper or its subsidiaries and other financial events can also trigger obligations to fund certain real estate-related commitments to take out other lenders. In such events, those lenders can be expected to renegotiate their loan terms, although they are not contractually obligated to do so.

Each rating is subject to revision or withdrawal at any time by the assigning organization and should be evaluated independently of any other rating. (See "Ranking and ratings" above.)

STOCKHOLDER'S EQUITY

Stockholder's equity totaled $865.6 million at December 31, 1997, compared with $751.0 million at December 31, 1996, and $745.6 million at January 4, 1996. The 1997 increase in stockholder's equity was primarily due to net income of $38.7 million, a $45.0 million capital contribution and an increase in stockholder's equity related to the change in unrealized appreciation of $60.1 million related to KILICO's fixed maturity investment portfolio due to falling interest rates during 1997, offset by a dividend of $29.2 million to Kemper. The 1996 increase in stockholder's equity was primarily due to net income of $34.4 million and an $18.4 million capital contribution, offset by a $47.4 million decrease in stockholder's equity related to the change in the unrealized loss position of KILICO's fixed maturity investment portfolio due to rising interest rates during 1996.

EMERGING ISSUES

In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses). This statement requires that all items required to be reported be displayed with the same prominence as other financial statements. This statement is effective for fiscal years beginning after December 31, 1997. The impact of implementation is not expected to be material to KILICO's reported net income before reporting comprehensive income. Comprehensive income, however, by design, could be materially different from reported net income, as changes in unrealized appreciation and depreciation of investments for example will now be included as a component of reported comprehensive income. Full implementation of SFAS No. 130 is expected in the first quarter of 1998.

In June 1997, the FASB also issued SFAS No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. SFAS No. 131 establishes standards for how to report information about operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers. This statement is effective for fiscal years beginning after December 31, 1997. Full implementation of SFAS No. 131 is expected in December 1998 and the impact of implementation is not expected to be material to KILICO.

In February 1998, the FASB issued SFAS No. 132, EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS. SFAS No. 132 revises standards for disclosures related to pension and other postretirement benefit plans. This statement is effective for fiscal years beginning after December 31, 1997. Full implementation of SFAS No. 132 is expected in December 1998 and the impact of implementation is not expected to be material to KILICO.

                   DIRECTORS AND EXECUTIVE OFFICERS OF KILICO
                          [TO BE UPDATED BY AMENDMENT]


            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
John B. Scott (53)                     Chief Executive Officer, President and Director
Chief Executive Officer since          of Federal Kemper Life Assurance Company (FKLA)
February 1992. President since         and Fidelity Life Association (FLA) since 1988.
November 1993. Director since 1992.    Chief Executive Officer, President and Director
                                       of Zurich Life Insurance Company of America
                                       (ZLICA) and Zurich Direct, Inc. (ZD) since March
                                       1996. Chairman of the Board and Director of
                                       Investors Brokerage Services, Inc. (IBS) and
                                       Investors Brokerage Services Insurance Agency,
                                       Inc. (IBSIA) since 1993. Chairman of the Board
                                       of FKLA and FLA from April 1988 to January 1996.
                                       Chairman of the Board of KILICO from February
                                       1992 to January 1996. Executive Vice President
                                       and Director of Kemper Corporation (Kemper) from
                                       January 1994 and March 1996, respectively.
                                       Executive Vice President of Kemper Financial
                                       Companies, Inc. from January 1994 to January
                                       1996 and Director from 1992 to January 1996.
Eliane C. Frye (50)                    Executive Vice President of FKLA and FLA since
Executive Vice President since 1995.   1995. Executive Vice President of ZLICA and ZD
Director since May 1998.               since March 1996. Director of FLA since December
                                       1997. Director of FKLA and ZLICA since May 1998.
                                       Director of ZD from March 1996 to March 1997.
                                       Director of IBS and IBSIA since 1995. Senior
                                       Vice President of KILICO, FKLA and FLA from 1993
                                       to 1995. Vice President of FKLA and FLA from
                                       1988 to 1993.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
Frederick L. Blackmon (46)             Senior Vice President and Chief Financial
Senior Vice President and Chief        Officer of FKLA since December 1995. Senior Vice
Financial Officer since December       President and Chief Financial Officer of FLA
1995.                                  since January 1996. Senior Vice President and
                                       Chief Financial Officer of ZLICA since March
                                       1996. Senior Vice President and Chief Financial
                                       Officer of ZD since March 1996. Director of FLA
                                       since May 1998. Director of ZD from March 1996
                                       to March 1997. Treasurer and Chief Financial
                                       Officer of Kemper since January 1996. Chief
                                       Financial Officer of Alexander Hamilton Life
                                       Insurance Company from April 1989 to November
                                       1995.
James C. Harkensee (39)                Senior Vice President of FKLA and FLA since
Senior Vice President since January    January 1996. Senior Vice President of ZLICA
1996.                                  since 1995. Senior Vice President of ZD since
                                       1995. Director of ZD from April 1993 to March
                                       1997. Vice President of ZLICA from 1992 to 1995.
                                       Chief Actuary of ZLICA from 1991 to 1994.
                                       Assistant Vice President of ZLICA from 1990 to
                                       1992. Vice President of ZD from 1994 to 1995.
James E. Hohmann (42)                  Senior Vice President and Chief Actuary of FKLA
Senior Vice President and Chief        since December 1995. Senior Vice President and
Actuary since December 1995.           Chief Actuary of FLA since January 1996. Senior
                                       Vice President and Chief Actuary of ZLICA since
                                       March 1996. Senior Vice President and Chief
                                       Actuary of ZD since March 1996. Director of FLA
                                       since June 1997. Director of FKLA and ZLICA
                                       since May 1998. Director of ZD from March 1996
                                       to March 1997. Managing Principal (Partner) of
                                       Tillinghast-Towers Perrin from January 1991 to
                                       December 1995. Consultant/Principal (Partner) of
                                       Tillinghast-Towers Perrin from November 1986 to
                                       January 1991.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
Edward K. Loughridge (43)              Senior Vice President and Corporate Development
Senior Vice President and Corporate    Officer of FKLA and FLA since January 1996.
Development Officer since January      Senior Vice President and Corporate Development
1996.                                  Officer for ZLICA and ZD since March 1996.
                                       Senior Vice President of Human Resources of
                                       Zurich-American Insurance Group from February
                                       1992 to March 1996.
Debra P. Rezabek (42)                  Senior Vice President of FKLA and FLA since
Senior Vice President since 1996.      March 1996. Corporate Secretary of FKLA and FLA
General Counsel since 1992. Corporate  since January 1996. Director of FLA since May
Secretary since January 1996.          1998. Vice President of KILICO, FKLA and FLA
                                       since 1995. General Counsel and Director of
                                       Government Affairs of FKLA and FLA since 1992
                                       and of KILICO since 1993. Senior Vice President,
                                       General Counsel and Corporate Secretary of ZLICA
                                       since March 1996. Senior Vice President, General
                                       Counsel and Corporate Secretary of ZD since
                                       March 1996. Director of ZD from March 1996 to
                                       March 1997. Secretary of IBS and IBSIA since
                                       1993. Director of IBS and IBSIA from 1993 to
                                       1996. Assistant General Counsel of FKLA and FLA
                                       from 1988 to 1992. General Counsel and Assistant
                                       Secretary of KILICO, FKLA and FLA from 1992 to
                                       1996. Assistant Secretary of Kemper since
                                       January 1996.
Kenneth M. Sapp (53)                   Senior Vice President of FKLA, FLA and ZLICA
Senior Vice President since January    since January 1998. Director of IBS since May
1998.                                  1998. Director of IBSIA since September 1998.
                                       Vice President--Aetna Life Brokerage of Aetna
                                       Life & Annuity Company from February 1992 to
                                       January 1998.
George Vlaisavljevich (55)             Senior Vice President of FKLA, FLA and ZLICA
Senior Vice President since October    since October 1996. Senior Vice President of ZD
1996.                                  since March 1997. Director of IBS and IBSIA
                                       since October 1996. Executive Vice President of
                                       The Copeland Companies from April 1983 to
                                       September 1996.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
Loren J. Alter (59)                    Director of FKLA, FLA and Scudder Kemper
Director since January 1996.           Investments, Inc. (SKI) since January 1996.
                                       Director of ZLICA since May 1979. Executive Vice
                                       President of Zurich Insurance Company since
                                       1979. President, Chief Executive Officer and
                                       Director of Kemper since January 1996.
William H. Bolinder (55)               Chairman of the Board and Director of FKLA and
Chairman of the Board and Director     FLA since January 1996. Chairman of the Board of
since January 1996.                    ZLICA and ZD since March 1995. Chairman of the
                                       Board and Director of Kemper since January 1996.
                                       Vice Chairman and Director of SKI since January
                                       1996. Member of the Corporate Executive Board of
                                       Zurich Insurance Group since October 1994.
                                       Chairman of the Board of American Guarantee and
                                       Liability Insurance Company, Zurich American
                                       Insurance Company of Illinois, American Zurich
                                       Insurance Company and Steadfast Insurance
                                       Company since 1995. Chief Executive Officer of
                                       American Guarantee and Liability Insurance
                                       Company, Zurich American Insurance Company of
                                       Illinois, American Zurich Insurance Company and
                                       Steadfast Insurance Company from 1986 to June
                                       1995. President of Zurich Holding Company of
                                       America since 1986. Manager of Zurich Insurance
                                       Company, U.S. Branch since 1986. Underwriter for
                                       Zurich American Lloyds since 1986.
David A. Bowers (52)                   Director of FKLA and ZLICA since May 1997.
Director since May 1997.               Director of FLA since June 1997. Executive Vice
                                       President, Corporate Secretary and General
                                       Counsel of Zurich-American Insurance Group since
                                       August 1985. Vice President, General Council and
                                       Secretary of Kemper since January 1996.

                             EXECUTIVE COMPENSATION
                          [TO BE UPDATED BY AMENDMENT]

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                 ANNUAL COMPENSATION                          AWARDS
                                      ------------------------------------------    --------------------------
                                                                       OTHER          LONG TERM
                                                                       ANNUAL       INCENTIVE PLAN    OPTIONS/        ALL OTHER
         NAME AND                                                   COMPENSATION       PAYOUTS          SARS         COMPENSATION
    PRINCIPAL POSITION        YEAR    SALARY ($)    BONUS ($)(2)       ($)(3)           ($)(2)         (#)(4)        ($)(5)(6)(7)
---------------------------------------------------------------------------------------------------------------------------------
John B. Scott..............   1997     $171,000       $ --            $ --             $--            $ --             $ 63,362
Chief Executive Officer(1)    1996      212,500         94,000          --              212,500         --              142,498
                              1995      172,800        129,600          20,035          --             15,360           260,106
Eliane C. Frye.............   1997       98,040         47,515          --               91,590         --               29,909
Executive Vice President(1)   1996      105,000         41,750          --               69,750         --               58,520
                              1995       91,200         67,200           9,261          --             10,560            41,546
Frederick L. Blackmon......   1997       96,300         54,225          --              112,500         --               19,699
Senior Vice President and     1996      100,583         47,000          27,924           71,250         --               11,226
  Chief Financial
    Officer(1)
George Vlaisavljevich......   1997      252,500        146,000          39,922          243,000         --                9,491
Senior Vice President(1)
Phillip D. Meserve.........   1997      231,818        150,500         172,526          280,500         --               --
Senior Vice President(1)

---------------

(1) Also served in same positions for FKLA, ZLICA and FLA. An allocation of the time devoted to duties as executive officer of KILICO has been made. All compensation items reported in the Summary Compensation Table reflect this allocation.

(2) Annual bonuses are paid pursuant to annual incentive plans. The amounts of the bonuses earned in 1997 for Mr. Scott were not available as of the date of this filing.

(3) The amounts disclosed in this column include:

    (a) Amounts paid as non-preferential dividend equivalents on shares of restricted stock and phantom stock units.

    (b) The cash value of shares of Kemper common stock when awarded under the Kemper Anniversary Award Plan. Employees were awarded shares on an increasing scale beginning with their 10th year of employment and every 5 years thereafter, with a pro rata award at retirement.

    (c) The taxable benefit from personal use of an employer-provided automobile and certain estate planning services facilitated for executives.

    (d) Relocation expense reimbursements of $21,437 in 1996 for Mr. Blackmon and $24,498 and $52,526, respectively, for Messrs. Vlaisavljevich and Meserve in 1997.

    (e) Sign-on payment of $120,000 for Mr. Meserve in 1997.

(4) Options were granted under Kemper stock option plans maintained for selected officers and employees of Kemper and its subsidiaries.

    (5) The amounts in this column include:

        (a) The amounts of employer contributions allocated to the accounts of the named persons under defined contribution plans or under supplemental plans maintained to provide benefits in excess of applicable ERISA limitations.

        (b) Distributions from the Kemper and FKLA supplemental plans.

(6) Pursuant to the Conseco Merger Agreement, which was an agreement that was subsequently terminated as the result of a failed merger attempt by Conseco, the restricted stock awards for 1993 and 1994 were cancelled. To replace these awards, on June 30, 1994, the Committee, under the Kemper Bonus Restoration Plan and in its sole discretion, granted cash awards to the named executive officers and other affected executives entitling each of them to receive an amount in cash immediately prior to the effective time of the then-planned Conseco merger equal to the product of the number of shares of restricted stock previously granted to such individual under the 1993 Senior Executive Long-Term Incentive Plan multiplied by the consideration payable in the merger. As a result of the termination of the Conseco Merger Agreement, no cash awards were paid pursuant to the Kemper Bonus Restoration Plan.

    In January 1995, the board of directors, upon the advice of the Committee, approved the adoption of the Kemper 1995 Executive Incentive Plan under which active employee holders of the previously cancelled shares of restricted stock were granted phantom stock units by the Committee equal to the number of shares cancelled plus an added amount representing 20 percent of the aggregate cancelled shares. The 20 percent supplement was awarded in recognition of the imposition of new vesting periods on the phantom awards (to the extent the restricted stock held prior to cancellation would otherwise have vested in June 1994 had stockholder approval of the affected restricted stock plan been obtained as earlier anticipated).

    By their terms, the phantom stock units associated with cancelled shares of restricted stock originally awarded in 1993, as supplemented, would have vested on December 31, 1995 and entitle the holders to a cash payment (net of any required tax withholding) determined by the value of Kemper's common stock based on an average trading range to December 31, 1995, and those phantom stock units associated with the cancelled restricted stock originally awarded in 1994 could similarly have vested and been paid on December 31, 1996, subject to ongoing employment to the respective vesting dates. Notwithstanding these vesting provisions, the phantom stock units earlier vested and entitled payment upon the consummation of a "change of control" of Kemper. Dividend equivalents were payable to holders of the phantom stock units as compensation income when and as dividends were paid on Kemper's outstanding common stock, and the Executive Incentive Plan provided for standard anti-dilution adjustments.

    Phantom stock units awarded to the named executive officers subject to vesting on December 31, 1995 and December 31, 1996, were Mr. Scott 5,400 and 12,600 phantom units, respectively, and Ms. Frye 1,680 and 1,680 phantom units, respectively. All phantom stock units vested and were paid immediately prior to the effectiveness of the January 4, 1996 acquisition of Kemper by Zurich and Insurance Partners. Mr. Scott and Ms. Frye received allocated cash out payments of $430,272, and $80,317, respectively, in 1996.

(7) Pursuant to the terms of a Termination Protection Agreement with Kemper dated March 17, 1994, Mr. Scott received payments in 1995 and 1996. These payments were made by Kemper and no portion of the payments were allocated to KILICO.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Financial Statements; Independent Auditors' Report, Financial Statements of the Separate Account. Please read the Statement of Additional Information in conjunction with this Prospectus.

                              FINANCIAL STATEMENTS
                          [TO BE UPDATED BY AMENDMENT]


Our included financial statements should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in earnings, dividends or surplus of KILICO. In addition to audited financial statements for the year ended December 31, 1997, KILICO has provided unaudited financial statements for the period ended June 30, 1998.


                             CHANGE OF ACCOUNTANTS
                          [TO BE UPDATED BY AMENDMENT]


On September 12, 1997, Kemper Investors Life Insurance Company ("KILICO") appointed the accounting firm of PricewaterhouseCoopers LLP (on July 1, 1998, Coopers & Lybrand L.L.P. merged with Price Waterhouse LLP to form PricewaterhouseCoopers LLP) as independent accountants for the year ended December 31, 1997 to replace KPMG LLP effective with such appointment. KILICO's Board of Directors approved the selection of PricewaterhouseCoopers LLP as the new independent accountants. Management had not consulted with PricewaterhouseCoopers LLP on any accounting, auditing or reporting matter, prior to that time.


During the two most recent fiscal years ended December 31, 1996, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. KPMG LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with PricewaterhouseCoopers LLP on accounting or financial disclosures for the year ended December 31, 1997.

                          [TO BE UPDATED BY AMENDMENT]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholder's
Kemper Investors Life Insurance Company:

We have audited the accompanying consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1997, and the related consolidated statements of operations, stockholder's equity, and cash flows for the year then ended. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audit. The financial statements of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996 (post-acquisition basis) and for the year ended December 31, 1995 (pre-acquisition basis), were audited by other auditors, whose unqualified report, dated March 21, 1997, included an explanatory paragraph that described the acquisition of Kemper Investors Life Insurance Company as discussed in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.


                                           /s/ PricewaterhouseCoopers LLP


                                               Coopers & Lybrand L.L.P.

Chicago, Illinois
March 18, 1998

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholder
Kemper Investors Life Insurance Company:

We have audited the accompanying consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the period from January 4, 1996 to December 31, 1996 (post-acquisition), and for the year ended December 31, 1995 (pre-acquisition). In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as of December 31, 1996 and 1995 as listed in the accompanying index. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned post-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the post-acquisition period, in conformity with generally accepted accounting principles. Also, in our opinion, the aforementioned pre-acquisition consolidated financial statements present fairly, in all material respects, the results of their operations and their cash flows for the pre-acquisition period, in conformity with generally accepted accounting principles. Further, in our opinion, the aforementioned financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.


As discussed in Note 1 to the consolidated financial statements, effective January 4, 1996, an investor group as described in Note 1, acquired all of the outstanding stock of Kemper Corporation, the parent of Kemper Investors Life Insurance Company, in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the period after the acquisition is presented on a different cost basis than that for the period before the acquisition and, therefore, is not comparable.



                                           KPMG LLP


Chicago, Illinois
March 21, 1997

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)

                                                     DECEMBER 31   DECEMBER 31
                                                        1997          1996
                                                     -----------   -----------
ASSETS
Fixed maturities, available for sale, at fair value
  (amortized cost: December 31, 1997, $3,644,075;
  December 31, 1996, $3,929,650)...................  $ 3,668,643   $3,866,431
Short-term investments.............................      236,057       71,696
Joint venture mortgage loans.......................       72,663      110,971
Third-party mortgage loans.........................      102,974      106,585
Other real estate-related investments..............       44,409       50,157
Policy loans.......................................      282,439      288,302
Equity securities..................................       24,839        9,910
Other invested assets..............................       20,820       13,597
                                                     -----------   ----------
         Total investments.........................    4,452,844    4,517,649
Cash...............................................       23,868        2,776
Accrued investment income..........................      117,789      115,199
Goodwill...........................................      229,393      244,688
Value of business acquired.........................      138,482      189,639
Deferred insurance acquisition costs...............       59,459       26,811
Deferred income taxes..............................       39,993           --
Reinsurance recoverable............................      382,609      427,165
Receivable on sales of securities..................       20,076       32,569
Other assets and receivables.......................        3,187       34,117
Assets held in separate accounts...................    5,121,950    2,127,247
                                                     -----------   ----------
         Total assets..............................  $10,589,650   $7,717,860
                                                     ===========   ==========
LIABILITIES
Future policy benefits.............................  $ 3,856,871   $4,256,521
Ceded future policy benefits.......................      382,609      427,165
Benefits and funds payable.........................      150,524       36,142
Other accounts payable and liabilities.............      212,133       59,462
Deferred income taxes..............................           --       60,362
Liabilities related to separate accounts...........    5,121,950    2,127,247
                                                     -----------   ----------
         Total liabilities.........................    9,724,087    6,966,899
                                                     -----------   ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000
  shares...........................................        2,500        2,500
Additional paid-in capital.........................      806,538      761,538
Unrealized gain (loss) on investments..............       12,637      (47,498)
Retained earnings..................................       43,888       34,421
                                                     -----------   ----------
         Total stockholder's equity................      865,563      750,961
                                                     -----------   ----------
         Total liabilities and stockholder's
           equity..................................  $10,589,650   $7,717,860
                                                     ===========   ==========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)

                                          YEAR ENDED DECEMBER 31
                                  --------------------------------------
                                                          PREACQUISITION
                                                          --------------
                                    1997         1996          1995
                                    ----         ----          ----
REVENUE
Net investment income...........  $296,195     $299,688     $ 348,448
Realized investment gains
  (losses)......................    10,546       13,602      (318,700)
Premium income..................    22,239        7,822           236
Separate account fees and
  charges.......................    85,413       25,309        21,909
Other income....................    11,087        9,786        16,192
                                  --------     --------     ---------
          Total revenue.........   425,480      356,207        68,085
                                  --------     --------     ---------
BENEFITS AND EXPENSES
Interest credited to
  policyholders.................   199,782      223,094       237,984
Claims incurred and other
  policyholder benefits.........    28,372       14,255         7,631
Taxes, licenses and fees........    52,608        2,173         6,912
Commissions.....................    32,602       25,962        24,881
Operating expenses..............    36,837       24,678        20,837
Deferral of insurance
  acquisition costs.............   (38,177)     (27,820)      (36,870)
Amortization of insurance
  acquisition costs.............     3,204        2,316        14,423
Amortization of value of
  business acquired.............    24,948       21,530       --
Amortization of goodwill........    15,295       10,195       --
                                  --------     --------     ---------
          Total benefits and
            expenses............   355,471      296,383       275,798
                                  --------     --------     ---------
Income (loss) before income tax
  expense (benefit).............    70,009       59,824      (207,713)
Income tax expense (benefit)....    31,292       25,403       (74,664)
                                  --------     --------     ---------
          Net income (loss).....  $ 38,717     $ 34,421     $(133,049)
                                  ========     ========     =========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)

                                                                      PREACQUISITION
                                                                      --------------
                              DECEMBER 31   DECEMBER 31   JANUARY 4    DECEMBER 31
                                 1997          1996         1996           1995
                              -----------   -----------   ---------    -----------
CAPITAL STOCK, beginning and
  end of period.............   $  2,500      $  2,500     $  2,500      $   2,500
                               --------      --------     --------      ---------

ADDITIONAL PAID-IN CAPITAL,
  beginning of period.......    761,538       743,104      491,994        491,994
Capital contributions from
  parent....................     45,000        18,434        --           --
Adjustment to reflect
  purchase accounting
  method....................     --            --          251,110        --
                               --------      --------     --------      ---------
         End of period......    806,538       761,538      743,104        491,994
                               --------      --------     --------      ---------

UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, beginning of
  period....................    (47,498)       --           68,502       (236,443)
Unrealized gain (loss) on
  revaluation of
  investments, net..........     60,135       (47,498)       --           304,945
Adjustment to reflect
  purchase accounting
  method....................     --            --          (68,502)       --
                               --------      --------     --------      ---------
         End of period......     12,637       (47,498)       --            68,502
                               --------      --------     --------      ---------

RETAINED EARNINGS, beginning
  of period.................     34,421        --           42,880        175,929
Net income (loss)...........     38,717        34,421        --          (133,049)
Dividends to parent.........    (29,250)       --            --           --
Adjustment to reflect
  purchase accounting
  method....................     --            --          (42,880)       --
                               --------      --------     --------      ---------
         End of period......     43,888        34,421        --            42,880
                               --------      --------     --------      ---------

         Total stockholder's
           equity...........   $865,563      $750,961     $745,604      $ 605,876
                               ========      ========     ========      =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                         YEAR ENDED DECEMBER 31
                                               ------------------------------------------
                                                                           PREACQUISITION
                                                                           --------------
                                                 1997          1996             1995
                                                 ----          ----             ----

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)..........................  $  38,717    $    34,421      $(133,049)
  Reconcilement of net income (loss) to net
    cash provided:
    Realized investment losses (gains).......    (10,546)       (13,602)       318,700
    Interest credited and other charges......    198,206        230,298        237,984
    Deferred insurance acquisition costs.....    (34,973)       (25,504)       (22,447)
    Amortization of value of business
      acquired...............................     24,948         21,530        --
    Amortization of goodwill.................     15,295         10,195        --
    Amortization of discount and premium on
      investments............................     17,866         25,743          4,586
    Deferred income taxes....................    (99,370)          (897)        38,423
    Net change in current federal income
      taxes..................................     97,386        108,806        (86,990)
    Benefits and premium taxes due related to
      separate account bank-owned life
      insurance..............................    180,546        --             --
    Other, net...............................     17,168        (22,283)       (29,905)
                                               ---------    -----------      ---------
        Net cash provided from operating
          activities.........................    445,243        368,707        327,302
                                               ---------    -----------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
    Fixed maturities held to maturity........    229,208        264,383        320,143
    Fixed maturities sold prior to
      maturity...............................    633,872        891,995        297,637
    Mortgage loans, policy loans and other
      invested assets........................    131,866        168,727        450,573
  Cost of investments purchased or loans
    originated:
    Fixed maturities.........................   (606,028)    (1,369,091)      (549,867)
    Mortgage loans, policy loans and other
      invested assets........................    (76,350)      (119,044)      (131,966)
  Short-term investments, net................   (164,361)       300,819       (168,351)
  Net change in receivable and payable for
    securities transactions..................     29,746        (31,667)        (1,397)
  Net reductions in other assets.............        244            115          1,996
                                               ---------    -----------      ---------
        Net cash provided by investing
          activities.........................    178,197        106,237        218,768
                                               ---------    -----------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits.................................    145,687        141,159        247,778
    Withdrawals..............................   (745,510)      (700,084)      (755,917)
  Capital contributions from parent..........     45,000         18,434        --
  Dividends to parent........................    (29,250)       --             --
  Other......................................    (18,275)        42,512        (35,309)
                                               ---------    -----------      ---------
        Net cash used in financing
          activities.........................   (602,348)      (497,979)      (543,448)
                                               ---------    -----------      ---------
            Net increase (decrease) in
              cash...........................     21,092        (23,035)         2,622
CASH, beginning of period....................      2,776         25,811         23,189
                                               ---------    -----------      ---------
CASH, end of period..........................  $  23,868    $     2,776      $  25,811
                                               =========    ===========      =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of that change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore the Company. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and the Company became wholly-owned subsidiaries of Zurich.

The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1996 and 1995 consolidated financial statements in order for them to conform to the 1997 presentation.

PURCHASE ACCOUNTING METHOD

The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying financial statements and notes thereto prepared prior to January 4, 1996 have been labeled "preacquisition". The accompanying consolidated financial statements of the Company as of January 4, 1996 (the acquisition date) and as of and for the years ended December 31, 1996 and 1997, have been prepared in conformity with the purchase method of accounting. The Company has presented January 4, 1996 (the acquisition date), as the opening purchase accounting balance sheet where appropriate for comparative purposes throughout the accompanying financial statements and notes thereto.

Under purchase accounting, the Company's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the cost of acquiring the Company and the net fair values of the Company's assets and liabilities as of the acquisition date has been recorded as

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) goodwill. The allocated cost of acquiring the Company was $745.6 million and the acquisition resulted in goodwill of $254.9 million as of January 4, 1996. The Company began to amortize goodwill during 1996 on a straight-line basis over twenty-five years. In December of 1997, the Company changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, the Company recorded an increase in goodwill amortization expense of $5.1 million during 1997.

The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1997, the Company believes that no such adjustment is necessary.

Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.

Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996, have been replaced by the value of business acquired.

The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

A 15 percent discount rate was used to determine such value and represents the rate of return required by Zurich and Insurance Partners to invest in the business being acquired. In selecting the rate of return used to value the policies purchased, the Company considered the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows, the cost of capital available to fund the acquisition, the perceived likelihood of changes in insurance regulations and tax laws, the complexity of the Company's business, and the prices paid (i.e., discount rates used in determining other life insurance company valuations) on similar blocks of business sold in recent periods.

The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2002 are as follows:

                                                                    PROJECTED
    (IN THOUSANDS)        BEGINNING                  ACCRETION OF    ENDING
YEAR ENDED DECEMBER 31     BALANCE    AMORTIZATION     INTEREST      BALANCE
----------------------    ---------   ------------   ------------   ---------
1996 (actual)..........   $190,222      $(31,427)      $ 9,897      $168,692
1997 (actual)..........    168,692       (34,906)        9,958       143,744
1998...................    143,744       (25,633)        8,933       127,044
1999...................    127,044       (23,701)        7,873       111,216
2000...................    111,216       (21,668)        6,876        96,424
2001...................     96,424       (19,122)        5,973        83,275
2002...................     83,275       (17,835)        5,134        70,574

The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to stockholder's equity, net of income tax. As of December 31, 1997 and 1996, this adjustment increased (decreased) the value of business acquired by $(5.3) million and $20.9 million, respectively, and stockholder's equity by approximately $(3.4) million and $13.6 million, respectively.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
LIFE INSURANCE REVENUE AND EXPENSES

Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs. Also reflected in fees and other income is a ceding commission experience adjustment received in 1995 as a result of certain reinsurance transactions entered into by the Company during 1992. (See note captioned "Reinsurance".)

Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

DEFERRED INSURANCE ACQUISITION COSTS

The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 7.3 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 3.0 percent to 12.0 percent.

Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 7 percent for reinsurance assumed and for direct business, 8 percent for three years; 7 percent for year four; and 6 percent thereafter.

INVESTED ASSETS AND RELATED INCOME

Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value. (See note captioned "Fair Value of Financial Instruments".)

The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments net of any applicable reserve and write-downs include notes receivable from real estate ventures; investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures; and real estate owned carried at fair value.

Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, indicate a likelihood of loss. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, and on January 4, 1996, reflecting the acquisition of the Company, real estate-related investments were valued using an estimate of the investments observable market price, net of estimated costs to sell.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Under purchase accounting, the market value of the Company's policy loans and other invested assets consisting primarily of venture capital investments and a leveraged lease, became the Company's new cost basis in such investments. Investments in policy loans and other invested assets after January 4, 1996 are carried at cost.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to stockholder's equity. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

SEPARATE ACCOUNT BUSINESS

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

INCOME TAX

The operations of the Company prior to January 4, 1996 have been included in the consolidated federal income tax return of Kemper. Income taxes receivable or payable have been determined on a separate return basis, and payments have been received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally had received a tax benefit for losses to the extent such losses can be utilized in Kemper's consolidated federal tax return. Subsequent to January 4, 1996, the Company and its subsidiaries file separate federal income tax returns.

Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) CASH FLOW INFORMATION

The Company defines cash as cash in banks and money market accounts. federal income tax refunded by Kemper under the tax allocation arrangement

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2) CASH FLOW INFORMATION (CONTINUED)
for the period from January 1, 1996 to January 4, 1996 and for the years ended December 31, 1995 amounted to $108.8 million and $25.2 million, respectively. The Company paid federal income taxes of $29.0 million and $28.1 million directly to the United States Treasury Department during 1997 and 1996, respectively.

(3) INVESTED ASSETS AND RELATED INCOME

The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value (estimated fair value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                                        ESTIMATED
                                                                        UNREALIZED
                                           CARRYING    AMORTIZED    ------------------
                                            VALUE         COST       GAINS     LOSSES
(in thousands)                             --------    ---------     -----     ------
DECEMBER 31, 1997
U.S. treasury securities and obligations
  of U.S. government agencies and
  authorities...........................  $    6,258   $   6,298    $     4   $    (44)
Obligations of states and political
  subdivisions, special revenue and
  nonguaranteed.........................      29,330      29,308        160       (138)
Debt securities issued by foreign
  governments...........................      92,563      92,722        188       (347)
Corporate securities....................   1,861,655   1,846,588     24,733     (9,666)
Mortgage and asset-backed securities....   1,678,837   1,669,159     10,035       (357)
                                          ----------   ----------   -------   --------
      Total fixed maturities............  $3,668,643   $3,644,075   $35,120   $(10,552)
                                          ==========   ==========   =======   ========
DECEMBER 31, 1996
U.S. treasury securities and obligations
  of U.S. government agencies and
  authorities...........................  $   92,238   $  93,202    $    --   $   (964)
Obligations of states and political
  subdivisions, special revenue and
  nonguaranteed.........................      30,853      31,519         --       (666)
Debt securities issued by foreign
  governments...........................     105,394     108,456        504     (3,566)
Corporate securities....................   1,896,615   1,935,511      5,918    (44,814)
Mortgage and asset-backed securities....   1,741,331   1,760,962      1,990    (21,621)
                                          ----------   ----------   -------   --------
      Total fixed maturities............  $3,866,431   $3,929,650   $ 8,412   $(71,631)
                                          ==========   ==========   =======   ========

Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

The Company's $220.0 million real estate portfolio at December 31, 1997 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 1997 and 1996, total impaired real estate-related loans were as follows:

                                               DECEMBER 31    DECEMBER 31
                                                   1997           1996
(in millions)                                  -----------    -----------
Impaired loans without reserves--gross.......     $39.3          $39.8
Impaired loans with reserves--gross..........       2.2            7.6
                                                  -----          -----
       Total gross impaired loans............      41.5           47.4
Reserves related to impaired loans...........      (2.1)          (4.4)
                                                  -----          -----
       Net impaired loans....................     $39.4          $43.0
                                                  =====          =====

Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. At December 31, 1997 and 1996, the Company's deficit in equity investments considered in determining reserves and write-downs amounted to $0 and $5.9 million, respectively. The Company had an average balance of $45.2 million and $30.8 million in impaired loans for 1997 and 1996, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

At December 31, 1997 and December 31, 1996, loans on nonaccrual status, before reserves and write-downs, amounted to $47.4 million and $43.5 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
At December 31, 1997, securities carried at approximately $6.3 million were on deposit with governmental agencies as required by law.

Proceeds from sales of investments in fixed maturities prior to maturity were $633.9 million, $892.0 million and $297.6 million during 1997, 1996 and 1995, respectively. Gross gains of $3.1 million, $9.9 million and $21.2 million and gross losses of $13.7 million, $16.2 million and $11.9 million were realized on sales and write-downs of fixed maturities in 1997, 1996 and 1995, respectively.

The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 1997, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                 CARRYING     AMORTIZED
                                                  VALUE       COST VALUE
               (in thousands)                    --------     ----------
One year or less............................    $   47,724    $   47,797
Over one year through five..................       649,279       648,291
Over five years through ten.................       988,849       984,495
Over ten years..............................       303,954       294,333
Securities not due at a single maturity
  date, primarily mortgage and asset-backed
  securities(1).............................     1,678,837     1,669,159
                                                ----------    ----------
       Total fixed maturities...............    $3,668,643    $3,644,075
                                                ==========    ==========

---------------
(1) Weighted average maturity of 3.8 years.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
The sources of net investment income were as follows:

                                                                PREACQUISITION
                                                                --------------
                                    1997           1996              1995
        (in thousands)              ----           ----              ----
Interest and dividends on
  fixed maturities............    $250,170       $250,683          $269,934
Dividends on equity
  securities..................       2,123            646               681
Income from short-term
  investments.................       4,128          9,130            13,159
Income from mortgage loans....      16,283         20,257            40,494
Income from policy loans......      20,549         20,700            19,658
Income from other real estate-
  related investments.........       6,631          4,917            15,565
Income from other loans and
  investments.................       2,045          2,480             1,555
                                  --------       --------          --------
       Total investment
          income..............     301,929        308,813           361,046
Investment expense............      (5,734)        (9,125)          (12,598)
                                  --------       --------          --------
       Net investment
          income..............    $296,195       $299,688          $348,448
                                  ========       ========          ========

Realized gains (losses) for the years ended December 31, 1997, 1996 and 1995, were as follows:

                                              REALIZED GAINS (LOSSES)
                                  -----------------------------------------------
                                                                   PREACQUISITION
                                                                   --------------
                                    1997            1996                1995
        (in thousands)              ----            ----                ----
Real estate-related...........    $ 19,758         $17,462           $(325,611)
Fixed maturities..............     (10,656)         (6,344)              9,336
Equity securities.............         914           --                   (346)
Other.........................         530           2,484              (2,079)
                                  --------         -------           ---------
  Realized investment gains
     (losses) before income
     tax expense (benefit)....      10,546          13,602            (318,700)
Income tax expense
  (benefit)...................       3,691           4,761            (111,545)
                                  --------         -------           ---------
  Net realized investment
     gains (losses)...........    $  6,855         $ 8,841           $(207,155)
                                  ========         =======           =========

Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between fair value and cost. The change in unrealized investment gains (losses)

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) by class of investment for the years ended December 31, 1997, 1996 and 1995 were as follows:

                                      CHANGE IN UNREALIZED GAINS (LOSSES)
                           ---------------------------------------------------------
                                                                      PREACQUISITION
                                                                      --------------
                           DECEMBER 31    DECEMBER 31    JANUARY 4     DECEMBER 31
                               1997           1996          1996           1995
     (in thousands)        -----------    -----------    ---------     -----------
Fixed maturities.........    $ 87,787       $(63,219)        $           $351,964
Equity and other
  securities.............        (103)         1,256         --               180
Adjustment to deferred
  insurance acquisition
  costs..................      (2,325)         1,307         --           (14,277)
Adjustment to value of
  business acquired......     (26,209)        20,947         --           --
                             --------       --------         --          --------
  Unrealized gain (loss)
     before income tax
     expense.............      59,150        (39,709)        --           337,867
Income tax expense
  (benefit)..............        (985)         7,789         --            32,922
                             --------       --------         --          --------
       Net unrealized
          gain (loss) on
          investments....    $ 60,135       $(47,498)        $--         $304,945
                             ========       ========         ==          ========

(4) UNCONSOLIDATED INVESTEES

At December 31, 1997 and 1996 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

As of December 31, 1997 and December 31, 1996, the Company's net equity investment in unconsolidated investees amounted to $19.3 million and $11.7 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $835 thousand and $223 thousand in 1997 and 1996, respectively, and a net loss of $453 thousand in 1995.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK

The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.

Approximately 35.1 percent of the Company's investment-grade fixed maturities at December 31, 1997 were mortgage-backed securities, down from 36.4 percent at December 31, 1996, due to sales and paydowns during 1997. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.

Approximately 10.8 percent and 8.8 percent of the Company's investment-grade fixed maturities at December 31, 1997 and 1996, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by home equity loans (27.7%), auto loans (22.3%), manufactured housing loans (17.2%), equipment loans (13.7%), and commercial mortgage backed securities (10.7%).

The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:

GEOGRAPHIC DISTRIBUTION AS OF DECEMBER 31, 1997

California...........................................   38.2%
Hawaii...............................................   14.2
Colorado.............................................    9.8
Oregon...............................................    9.2
Washington...........................................    9.1
Florida..............................................    6.4
Texas................................................    5.1
Michigan.............................................    3.7
Ohio.................................................    3.3
Illinois.............................................    1.0
                                                       -----
          Total......................................  100.0%
                                                       =====

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)
DISTRIBUTION BY PROPERTY TYPE AS OF DECEMBER 31, 1997

Hotel................................................   41.3%
Land.................................................   28.2
Residential..........................................   13.1
Retail...............................................    3.3
Office...............................................    3.1
Industrial...........................................     .9
Other................................................   10.1
                                                       -----
          Total......................................  100.0%
                                                       =====

Undeveloped land represented approximately 28.2 percent of the Company's real estate portfolio at December 31, 1997. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

Approximately half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners. (See note captioned "Unconsolidated Investees".)

At December 31, 1997, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $88.2 million, or
40.1 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and two office buildings. At December 31, 1997, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

At December 31, 1997, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)
Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $60.5 million, or 27.5 percent, of the Company's real estate portfolio. Kemper's interest is 75 percent at December 31, 1997. At December 31, 1997, MLP-related commitments accounted for approximately $7.4 million of the Company's off-balance-sheet legal commitments, which the Company expects to fund.

At December 31, 1997, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold or written-down to zero. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 1997. The Company does not expect to fund any of these commitments.

(6) INCOME TAXES

Income tax expense (benefit) was as follows for the years ended December 31, 1997, 1996 and 1995:

                                                         PREACQUISITION
                                                         --------------
                                1997         1996             1995
       (in thousands)           ----         ----             ----
Current.....................  $130,662      $26,300        $(113,087)
Deferred....................   (99,370)        (897)          38,423
                              --------      -------        ---------
          Total.............  $ 31,292      $25,403        $ (74,664)
                              ========      =======        =========

Included in the 1995 current tax benefit is the recognition of a net operating loss carryover at December 31, 1995 which was utilized against taxable income on Kemper's consolidated short-period federal income tax return for the January 1 through January 4, 1996 tax year. Beginning January 5, 1996, the Company and its subsidiaries each filed a stand alone federal income tax return. Previously, the Company had filed a consolidated federal income tax return with Kemper. In 1996, the Company and Kemper settled all outstanding balances under the tax allocation agreement.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
The actual income tax expense (benefit) for 1997, 1996 and 1995 differed from the "expected" tax expense (benefit) for those years as displayed below. "Expected" tax expense (benefit) was computed by applying the U.S. federal corporate tax rate of 35 percent in 1997, 1996, and 1995 to income (loss) before income tax expense (benefit).

                                                         PREACQUISITION
                                                         --------------
                                1997         1996             1995
       (in thousands)           ----         ----             ----
Computed expected tax expense
  (benefit)..................  $24,503      $20,938         $(72,700)
Difference between "expected"
  and actual tax expense
  (benefit):
  State taxes................    1,801          913           (1,370)
  Amortization of goodwill...    5,353        3,568          --
  Foreign tax credit.........     (278)       --                (183)
  Other, net.................      (87)         (16)            (411)
                               -------      -------         --------
          Total actual tax
            expense
            (benefit)........  $31,292      $25,403         $(74,664)
                               =======      =======         ========

Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains.

The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred federal tax asset or liability from unrealized gains or losses on investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax asset or liability were as follows:

                                  DECEMBER 31    DECEMBER 31     JANUARY 4
                                     1997            1996          1996
         (in thousands)           -----------    -----------     ---------
Deferred federal tax assets:
  Deferred insurance acquisition
     costs......................   $ 75,522        $  4,520      $  --
  Unrealized losses on
     investments................     --              16,624         --
  Life policy reserves..........     43,337          46,452        46,654
  Unearned revenue..............     37,243          --             --
  Real estate-related...........     13,400          20,642        27,736
  Other investment-related......      3,298           5,409         1,773
  Other.........................      4,371           3,639         9,750
                                   --------        --------      --------
     Total deferred federal tax
       assets...................    177,171          97,286        85,913
  Valuation allowance...........    (15,201)        (31,825)      (15,201)
                                   --------        --------      --------
     Total deferred federal tax
       assets after valuation
       allowance................    161,970          65,461        70,712
                                   --------        --------      --------
Deferred federal tax
  liabilities:
  Value of business acquired....     48,469          66,373        66,578
  Deferred insurance acquisition
     costs......................     20,811           9,384         --
  Depreciation and
     amortization...............     20,201          15,473        15,490
  Other investment-related......     18,774          28,855        37,919
  Unrealized gains on
     investments................      9,002          --             --
  Other.........................      4,720           5,738         4,197
                                   --------        --------      --------
     Total deferred federal tax
       liabilities..............    121,977         125,823       124,184
                                   --------        --------      --------
Net deferred federal tax assets
  (liabilities).................   $ 39,993        $(60,362)     $(53,472)
                                   ========        ========      ========

The net deferred tax assets relate primarily to unearned revenue and the tax on deferred insurance acquisition costs ("DAC Tax") associated with $2.7 billion of new 1997 sales from a non-registered individual and group variable bank-owned life insurance contract ("BOLI"). As a result of proposed tax law changes, as more fully discussed below, the level of DAC Tax experienced in 1997 is not anticipated to occur in future periods and it is expected that the Company will return to its normalized earnings patterns in 1998. Management believes that it is more likely, than not, that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
In early 1998, the Clinton Administration's Fiscal Year 1998 Budget ("Budget") was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities and variable life insurance contracts, including BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, certain of the Company's non-qualified fixed and variable annuities and certain of its variable life insurance products, including BOLI and the non-registered individual variable universal life insurance contract introduced during 1997, may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Additionally, sales of such products during 1998 may also be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.

The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1993 are currently under examination by the IRS.

(7) RELATED-PARTY TRANSACTIONS

The Company received cash capital contributions of $45.0 million and $18.4 million during 1997 and 1996, respectively. The Company paid cash dividends of $29.3 million to Kemper during 1997.

The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1997 and December 31, 1996, joint venture mortgage loans totaled $72.7 million and $111.0 million, respectively, and during 1997, 1996 and 1995, the Company earned interest income on these joint venture loans of $7.5 million, $9.5 million and $19.6 million, respectively.

All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc., an affiliated company, and the information systems of Kemper Service Company ("KSvC"), an SKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During 1997, 1996 and 1995, expenses allocated to the Company from SKI and KSvC amounted to $114 thousand, $1.7 million and $4.4 million, respectively. The

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) RELATED-PARTY TRANSACTIONS (CONTINUED)
Company also paid to SKI investment management fees of $3.5 million, $3.6 million and $3.4 million during 1997, 1996 and 1995, respectively. In addition, expenses allocated to the Company from FKLA during 1997, 1996 and 1995 amounted to $30.0 million, $10.5 million and $14.3 million, respectively.

During 1995, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $3.5 million to an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on these sales. During 1996, the Company purchased approximately $24.5 million of real estate-related investments from an affiliated non-life realty subsidiary for cash. The Company also paid to Kemper real estate subsidiaries $2.2 million, $1.8 million and $1.8 million in 1997, 1996 and 1995, respectively, related to the management of the Company's real estate portfolio.

(8) REINSURANCE

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

In 1992 and 1991, the Company entered into 100 percent indemnity reinsurance agreements ceding $515.7 million and $416.3 million, respectively, of its fixed-rate annuity liabilities to Fidelity Life Association, a Mutual Legal Reserve Company ("FLA"). FLA is a mutual insurance company that shares common management and common board members with the Company, FKLA and Kemper. As of December 31, 1997 and 1996, the reinsurance recoverable related to the fixed-rate annuity liabilities ceded to FLA amounted to $382.6 million and $427.2 million, respectively. During 1995, the Company recorded income of $4.4 million related to a ceding commission experience adjustment from the 1992 reinsurance agreement.

In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) REINSURANCE (CONTINUED)
represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles, of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996. Premiums assumed during 1997 under the terms of the treaty amounted to $21.1 million and the face amount which remained outstanding at December 31, 1997 amounted to $12.6 billion.

The Company's retention limit on term life insurance prior to 1997 was $300 thousand (face amount) on the life of any one individual with the excess amounts ceded to outside reinsurers. The term life insurance business assumed from FKLA during 1996 did not have any individual contracts greater than $300 thousand in face amount. Effective January 1, 1997, the Company ceded 90 percent of all new term life insurance premiums to outside reinsurers. Term life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $139 thousand and $102 thousand as of December 31, 1997 and 1996, respectively.

During December 1997, the Company entered into a funds held reinsurance agreement with a Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited ("EPICENTRE"). Under the terms of this agreement, the Company ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to a new product developed in 1997, a non-registered variable bank-owned life insurance contract ("BOLI"), which is held in the Company's separate accounts. During 1997, the Company issued $59.3 billion (face amount) of new BOLI business and ceded $51.1 billion (face amount) to EPICENTRE under the terms of the treaty. During 1997, the Company also ceded $24.3 million of separate account fees (cost of insurance charges) to EPICENTRE. The Company has also withheld approximately $23.4 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1997.

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED) contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.9 million and $1.7 million at December 31, 1997 and 1996, respectively.

The discount rate used in determining the allocated postretirement benefit obligation was 7.25 percent and 7.75 percent for 1997 and 1996, respectively. The assumed health care trend rate used was based on projected experience for 1997 and 1998, 8 percent in 1999, gradually declining to 5.0 percent by the year 2002 and remaining at that level thereafter.

A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 and 1996 by $242 thousand and $191 thousand, respectively.

The Company also provides certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement.

(10) COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

Although neither the Company or its joint venture projects have been identified as a "potentially responsible party" under federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED) material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1997 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1997.

(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK

At December 31, 1997, the Company had future legal loan commitments and stand-by financing agreements totaling $75.3 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $21.2 million of these arrangements. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See note captioned "Invested Assets and Related Income".) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

Fixed maturities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, SKI.

Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.

Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1997 and 1996 to be 5.25 percent and 4.75 percent, respectively, while the assumed average market crediting rate was 6.0 percent and 5.8 percent in 1997 and 1996, respectively.

The carrying values and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                 DECEMBER 31, 1997             DECEMBER 31, 1996
                              ------------------------      ------------------------
                               CARRYING        FAIR          CARRYING        FAIR
                                VALUE         VALUE           VALUE         VALUE
      (in thousands)           --------       -----          --------       -----
Financial instruments
  recorded as assets:
  Fixed maturities........    $3,668,643    $3,668,643      $3,866,431    $3,866,431
  Cash and short-term
    investments...........       259,925       259,925          74,472        74,472
  Mortgage loans and other
    real estate-related
    assets................       220,046       220,046         267,713       267,713
  Policy loans............       282,439       282,439         288,302       288,302
  Equity securities.......        24,839        24,839           9,910         9,910
  Other invested assets...        20,820        24,404          13,597        13,597
Financial instruments
  recorded as liabilities:
  Life policy benefits,
    excluding term life
    reserves..............     3,846,023     4,050,852       4,249,264     4,101,588

(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS

The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1998 is $58.4 million.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS (CONTINUED)
The Company paid cash dividends of $29.3 million to Kemper during 1997. The Company paid no cash dividends in 1996 or 1995.

The Company's net income (loss) and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                         1997          1996          1995
          (in thousands)                 ----          ----          ----
Net income (loss)..................    $ 58,372      $ 37,287      $(64,707)
                                       ========      ========      ========
Statutory capital and surplus......    $476,924      $411,837      $383,374
                                       ========      ========      ========

(14) UNAUDITED INTERIM FINANCIAL INFORMATION

The following table sets forth the Company's unaudited quarterly financial information:

(in thousands)

        QUARTER ENDED          MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
        -------------          --------   -------   ------------   -----------
1997 OPERATING SUMMARY
  Net investment income......  $74,249    $74,050     $72,950       $ 74,946
  Realized investment gains
    (losses).................      889      8,161      (3,032)         4,528
  Premium income.............    5,008      4,121       3,938          9,172
  Separate account fees and
    other income.............    8,909     12,961      12,215         62,415(1)
                               -------    -------     -------       --------
         Total revenue.......   89,055     99,293      86,071        151,061
                               -------    -------     -------       --------
  Interest credited and
    benefits to
    policyholders............   57,859     56,643      57,965         55,687
  Commissions, taxes,
    licenses and fees........    8,023      9,475       8,389         59,323(1)
  Operating expenses.........    7,175      8,780      10,014         10,868
  Net deferral of insurance
    acquisition costs........   (7,216)    (6,877)     (7,471)       (13,409)
  Amortization of value of
    business acquired........    4,821      6,991       6,743          6,393
  Amortization of goodwill...    2,547      2,552       2,549          7,647(2)
                               -------    -------     -------       --------
         Total benefits and
           expenses..........   73,209     77,564      78,189        126,509
                               -------    -------     -------       --------
  Income before income tax
    expense..................   15,846     21,729       7,882         24,552
  Income tax expense.........    5,678      8,723       3,778         13,113
                               -------    -------     -------       --------
         Net income..........  $10,168    $13,006     $ 4,104       $ 11,439
                               =======    =======     =======       ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(14) UNAUDITED INTERIM FINANCIAL INFORMATION (CONTINUED)

        QUARTER ENDED          MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
        -------------          --------   -------   ------------   -----------
1996 OPERATING SUMMARY
  Net investment income......  $72,302    $74,647     $76,070       $ 76,669
  Realized investment gains
    (losses).................   (1,248)    (2,439)     13,518          3,771
  Premium income.............      130        109         150          7,433(3)
  Separate account fees and
    other income.............    8,028      9,419       8,478          9,170
                               -------    -------     -------       --------
         Total revenue.......   79,212     81,736      98,216         97,043
                               -------    -------     -------       --------
  Interest credited and
    benefits to
    policyholders............   58,296     57,335      57,512         64,206
  Commissions, taxes,
    licenses and fees........    6,868      6,486       6,819          7,962
  Operating expenses.........    5,440      4,920       6,974          7,344
  Net deferral of insurance
    acquisition costs........   (5,032)    (7,302)     (5,434)        (7,736)
  Amortization of value of
    business acquired........    4,234      2,787      11,582          2,927
  Amortization of goodwill...    2,547      2,552       2,549          2,547
                               -------    -------     -------       --------
         Total benefits and
           expenses..........   72,353     66,778      80,002         77,250
                               -------    -------     -------       --------
  Income before income tax
    expense..................    6,859     14,958      18,214         19,793
  Income tax expense.........    3,513      6,402       7,391          8,097
                               -------    -------     -------       --------
         Net income..........  $ 3,346    $ 8,556     $10,823       $ 11,696
                               =======    =======     =======       ========

---------------

Notes:

(1) Reflects premium tax expense loads received and premium taxes incurred of $49.1 million related to new BOLI sales of $2.6 billion in the fourth quarter of 1997.

(2) Reflects the effect of the change in amortization of goodwill from 25 to 20 years.

(3) Reflects the assumption of term life insurance business from FKLA.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)
                                  (unaudited)

                                                       JUNE 30     DECEMBER 31
                                                        1998          1997
                                                       -------     -----------
ASSETS
Investments:
  Fixed maturities, available for sale, at market
    (cost: June 30, 1998, $3,550,377; December 31,
    1997, $3,644,075)..............................  $ 3,591,991   $ 3,668,643
  Short-term investments...........................       41,806       236,057
  Joint venture mortgage loans.....................       67,868        72,663
  Third-party mortgage loans.......................      104,206       102,974
  Other real estate-related investments............       41,891        44,409
  Policy loans.....................................      277,034       282,439
  Equity securities................................       75,341        24,839
  Other invested assets............................       21,264        20,820
                                                     -----------   -----------
         Total investments.........................    4,221,401     4,452,844
Cash...............................................       20,785        23,868
Accrued investment income..........................      121,452       117,789
Goodwill...........................................      223,023       229,393
Value of business acquired.........................      124,780       138,482
Deferred insurance acquisition costs...............       78,420        59,459
Deferred income taxes..............................       48,819        39,993
Reinsurance recoverable............................      361,172       382,609
Other assets and receivables.......................       18,562        23,263
Assets held in separate accounts...................    5,941,104     5,121,950
                                                     -----------   -----------
         Total assets..............................  $11,159,518   $10,589,650
                                                     ===========   ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits.............................  $ 3,662,012   $ 3,856,871
Ceded future policy benefits.......................      361,172       382,609
Benefits and funds payable.........................      245,884       150,524
Other accounts payable and liabilities.............       49,694       212,133
Liabilities related to separate accounts...........    5,941,104     5,121,950
                                                     -----------   -----------
         Total liabilities.........................   10,259,866     9,724,087
                                                     -----------   -----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY:
Capital stock--$10 par value, authorized 300,000
  shares; outstanding 250,000 shares...............        2,500         2,500
Additional paid-in capital.........................      806,538       806,538
Accumulated other comprehensive income.............       21,609        12,637
Retained earnings..................................       69,005        43,888
                                                     -----------   -----------
         Total stockholder's equity................      899,652       865,563
                                                     -----------   -----------
         Total liabilities and stockholder's
           equity..................................  $11,159,518   $10,589,650
                                                     ===========   ===========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)
                                  (unaudited)

                                  SIX MONTHS ENDED     THREE MONTHS ENDED
                                       JUNE 30              JUNE 30
                                 -------------------   ------------------
                                   1998       1997       1998      1997
                                   ----       ----       ----      ----
REVENUE
Net investment income..........  $139,018   $148,299   $ 68,467   $74,050
Realized investment gains......    17,527      9,050     15,673     8,161
Premium income.................    11,144      9,129      5,941     4,121
Separate account fees and
  charges......................    34,380     16,827     16,388     9,510
Other income...................     5,960      5,043      3,534     3,451
                                 --------   --------   --------   -------
          Total revenue........   208,029    188,348    110,003    99,293
                                 --------   --------   --------   -------
BENEFITS AND EXPENSES
Interest credited to
  policyholders................    90,169    101,886     44,479    50,365
Claims and other policyholder
  benefits.....................    25,700     12,616     13,460     6,278
Taxes, licenses and fees.......     9,758      3,064      3,082     2,488
Commissions....................    18,049     14,434     10,840     6,987
Operating expenses.............    22,253     15,955     12,157     8,780
Deferral of insurance
  acquisition costs............   (21,600)   (15,790)   (12,710)   (7,688)
Amortization of insurance
  acquisition costs............     1,644      1,697        727       811
Amortization of value of
  business acquired............    11,548     11,812      7,121     6,991
Amortization of goodwill.......     6,370      5,099      3,186     2,552
                                 --------   --------   --------   -------
          Total benefits and
            expenses...........   163,891    150,773     82,342    77,564
                                 --------   --------   --------   -------
Income before income tax
  expense......................    44,138     37,575     27,661    21,729
Income tax expense (benefit)
  Current......................    32,679     16,028     19,011    10,577
  Deferred.....................   (13,658)    (1,627)    (7,237)   (1,854)
                                 --------   --------   --------   -------
          Total income tax
            expense............    19,021     14,401     11,774     8,723
                                 --------   --------   --------   -------
Net income.....................  $ 25,117   $ 23,174   $ 15,887   $13,006
                                 ========   ========   ========   =======

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)
                                  (unaudited)

                                                                  THREE MONTHS
                                         SIX MONTHS ENDED            ENDED
                                              JUNE 30               JUNE 30
                                        -------------------    ------------------
                                         1998        1997       1998       1997
                                         ----        ----       ----       ----
Net income..........................    $25,117    $ 23,174    $15,887    $13,006
Other comprehensive income (loss),
  before tax:
  Unrealized holding gains (losses)
    on investments arising during
    period:
  Unrealized holding gains (losses)
    on investments..................     10,522      (6,178)    10,246     64,826
  Adjustment to value of business
    acquired........................     (5,487)    (14 602)    (5,181)     2,914
  Adjustment to deferred insurance
    acquisition costs...............     (1,855)     (1,057)    (1,367)        41
                                        -------    --------    -------    -------
         Total unrealized holding
           gains (losses) on
           investments arising
           during period............      3,180     (21,837)     3,698     67,781
                                        -------    --------    -------    -------
Less reclassification adjustments
  for gains (losses) included in net
  income on the preceding page:
  Adjustment for gains included in
    realized investment gains.......     (2,421)       (978)    (1,742)    (1,003)
  Adjustment for amortization of
    premium on fixed maturities
    included in net investment
    income..........................      8,851       8,997      4,175      4,232
  Adjustment for gains included in
    amortization of value of
    business acquired...............      3,333       2,454      2,978      2,223
  Adjustment for gains included in
    amortization of insurance
    acquisition costs...............        860         412        769        381
                                        -------    --------    -------    -------
         Total reclassification
           adjustments for gains
           included in net income...     10,623      10,885      6,180      5,833
                                        -------    --------    -------    -------
Other comprehensive income (loss),
  before related income tax expense
  (benefit).........................     13,803     (10,952)     9,878     73,614
Related income tax expense
  (benefit).........................      4,831      (4,477)     3,457      1,945
                                        -------    --------    -------    -------
Other comprehensive income (loss),
  net of tax........................      8,972      (6,475)     6,421     71,669
                                        -------    --------    -------    -------
Comprehensive income................    $34,089    $ 16,699    $22,308    $84,675
                                        =======    ========    =======    =======

See accompanying notes to consolidated financial statements

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)
                                  (unaudited)

                                                        JUNE 30     DECEMBER 31
                                                          1998         1997
                                                        -------     -----------
CAPITAL STOCK, beginning and end of period..........    $  2,500     $  2,500
                                                        --------     --------
ADDITIONAL PAID-IN CAPITAL, beginning of period.....     806,538      761,538
Capital contributions from Parent...................          --       45,000
                                                        --------     --------
         End of period..............................     806,538      806,538
                                                        --------     --------
Accumulated other comprehensive income, beginning of
  period............................................      12,637      (47,498)
Other comprehensive income, net of tax..............       8,972       60,135
                                                        --------     --------
         End of period..............................      21,609       12,637
                                                        --------     --------
RETAINED EARNINGS, beginning of period..............      43,888       34,421
Net income..........................................      25,117       38,717
Dividend to parent..................................          --      (29,250)
                                                        --------     --------
         End of period..............................      69,005       43,888
                                                        --------     --------
         Total stockholder's equity.................    $899,652     $865,563
                                                        ========     ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                  (unaudited)

                                                                   SIX MONTHS ENDED
                                                                       JUNE 30
                                                                ----------------------
                                                                  1998         1997
                                                                  ----         ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................    $  25,117    $  23,174
  Reconcilement of net income to net cash provided:
    Realized investment gains...............................      (17,527)      (9,050)
    Interest credited and other charges.....................       88,303      101,886
    Amortization of value of business acquired..............       11,548       11,812
    Amortization of goodwill................................        6,370        5,099
    Deferred insurance acquisition costs....................      (19,956)     (14,093)
    Amortization of discount and premium on investments.....        8,851        8,997
    Deferred income taxes...................................      (13,658)      (1,627)
    Net change in current Federal income taxes..............      (97,823)       3,840
    Benefits and premium taxes due related to separate
      account bank-owned life insurance.....................       40,163           --
    Other, net..............................................      (21,795)      11,495
                                                                ---------    ---------
        Net cash flow provided by operating activities......        9,593      141,533
                                                                ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
    Fixed maturities held to maturity.......................      258,237      104,154
    Fixed maturities sold prior to maturity.................      505,188      209,569
    Equity securities.......................................          460           --
    Mortgage loans, policy loans and other invested
      assets................................................       54,780      117,093
  Cost of investments purchased or loans originated:
    Fixed maturities........................................     (675,192)    (229,921)
    Equity securities.......................................      (48,585)          --
    Mortgage loans, policy loans and other invested
      assets................................................      (26,951)     (76,014)
  Short-term investments, net...............................      194,251       62,729
  Net change in receivable and payable for securities
    transactions............................................         (677)      13,677
  Net change in other assets................................           --          114
                                                                ---------    ---------
        Net cash provided by investing activities...........      261,511      201,401
                                                                ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................       72,626       67,412
    Withdrawals.............................................     (356,177)    (343,675)
  Dividends to parent.......................................           --      (29,250)
  Other.....................................................        9,364      (37,834)
                                                                ---------    ---------
        Net cash used in financing activities...............     (274,187)    (343,347)
                                                                ---------    ---------
            Net decrease in cash............................       (3,083)        (413)
CASH at the beginning of period.............................       23,868        2,776
                                                                ---------    ---------
CASH at the end of the period...............................    $  20,785    $   2,363
                                                                =========    =========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1. Kemper Investors Life Insurance Company ("KILICO") is incorporated under the insurance laws of the State of Illinois. KILICO is licensed in the District of Columbia and all states, except New York. KILICO is a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a nonoperating holding company.

On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), and Insurance Partners, L.P. ("Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of the change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore KILICO. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and KILICO became wholly-owned subsidiaries of Zurich.

The acquisition of Kemper on January 4, 1996 was accounted for using the purchase method of accounting. Under the purchase method of accounting, KILICO's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the cost of acquiring KILICO and the net fair values of KILICO's assets and liabilities as of the acquisition date has been recorded as goodwill. KILICO began to amortize goodwill during 1996 on a straight-line basis over twenty-five years. In December of 1997, KILICO changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies.

Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996 have been replaced by the value of business acquired.

The value of business acquired reflects the estimated fair value of KILICO's life insurance business in force and represents the portion of the cost to acquire KILICO that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

and accretion of interest for the value of business acquired for each of the years through December 31, 2003 are as follows:

                                                                    PROJECTED
    (IN THOUSANDS)        BEGINNING                  ACCRETION OF    ENDING
YEAR ENDED DECEMBER 31     BALANCE    AMORTIZATION     INTEREST      BALANCE
----------------------    ---------   ------------   ------------   ---------
1998...................   $143,744      $(31,301)       $8,877      $121,320
1999...................    121,320       (23,621)        7,889       105,588
2000...................    105,588       (21,587)        6,899        90,900
2001...................     90,900       (19,100)        5,995        77,795
2002...................     77,795       (17,820)        5,157        65,132
2003...................     65,132       (15,897)        4,364        53,599

The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in KILICO's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. As of June 30, 1998, the accumulated affects of this adjustment increased the value of business acquired and accumulated other comprehensive income by approximately $7.4 million and $4.8 million, respectively.

2. In the opinion of management, all necessary adjustments consisting of normal recurring accruals have been made for a fair statement of the results of KILICO for the periods included in these financial statements. These financial statements should be read in conjunction with the financial statements and related notes in the 1997 Annual Report on Form 10-K/A No. 1.

3. In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS" No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses). This statement requires that all items required to be reported be displayed with the same prominence as other financial statements. KILICO adopted SFAS No. 130 on January 1, 1998 and accordingly restated 1997 results for comparative purposes. The impact of implementation did not affect KILICO's reported net income before reporting other comprehensive income. Other comprehensive income, however, by design, could be materially different from reported net income, as changes in unrealized appreciation and depreciation of investments for example are now included as a component of reported comprehensive income.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

4. During December 1997, KILICO entered into a funds held reinsurance agreement with a Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited ("EPICENTRE"). Under the terms of this agreement, KILICO ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to a non-registered variable bank-owned life insurance contract ("BOLI"), which is held in KILICO's separate accounts. During the first quarter of 1998, KILICO ceded to EPICENTRE approximately $77.3 million of separate account fees (cost of insurance charges) paid to KILICO by these policyholders for the life insurance coverage provided under the terms of each separate account contract. KILICO has also withheld approximately $95.3 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of June 30, 1998. KILICO remains primarily liable to its policyholders for these amounts.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

RESULTS OF OPERATIONS

KILICO recorded net income of $25.1 million in the first six months of 1998, compared with net income of $23.2 million in the first six months of 1997. The increase in net income in the first six months of 1998, compared with the first six months of 1997, was primarily related to an increase in realized capital gains, partially offset by a decrease in operating earnings before amortization of goodwill and an increase in goodwill amortization.

The following table reflects the components of net income:

NET INCOME
(in millions)

                                                       SIX MONTHS ENDED
                                                           JUNE 30
                                                       ----------------
                                                       1998       1997
                                                       -----      -----
Operating earnings before amortization of
  goodwill..........................................   $20.1      $22.4
Amortization of goodwill............................    (6.4)      (5.1)
Net realized capital gains..........................    11.4        5.9
                                                       -----      -----
          Net income................................   $25.1      $23.2
                                                       =====      =====

The following table reflects the major components of net realized capital gains included in net income. (See "INVESTMENTS" below.)

NET REALIZED CAPITAL GAINS (LOSSES)
(in millions)

                                       SIX MONTHS ENDED      THREE MONTHS ENDED
                                           JUNE 30                JUNE 30
                                       ----------------      ------------------
                                       1998       1997       1998          1997
                                       -----      -----      -----         ----
Real estate-related gains...........   $10.5      $ 9.3      $ 9.9         $7.7
Fixed maturity write-downs..........      --       (1.0)        --           --
Other gains, net....................     7.0         .8        5.7           .5
                                       -----      -----      -----         ----
Realized investment gains...........    17.5        9.1       15.6          8.2
Income tax expense..................     6.1        3.2        5.4          2.9
                                       -----      -----      -----         ----
          Net realized capital
            gains...................   $11.4      $ 5.9      $10.2         $5.3
                                       =====      =====      =====         ====

Operating earnings before amortization of goodwill decreased to $20.1 million in the first six months of 1998, compared with $22.4 million in the first six months of 1997. This decrease was primarily attributable to increases in claims and nondeferrable operating expenses, partially offset by increases in fees and other income and spread revenue (investment income earned, less interest credited incurred).

Spread revenue improved during 1998, due to a net decrease in interest credited. Interest credited declined during 1998 due to crediting rate reductions and a decrease in the liability for future policy benefits. Investment income declined due to a decrease in invested assets. Invested assets and the liability for future policy benefits both declined due to surrenders and withdrawals during 1997 and 1998. Investment income in 1998, compared with 1997, was positively impacted by a $45.0 million capital contribution received by KILICO in December 1997.

SALES
(in millions)

                                 SIX MONTHS ENDED    THREE MONTHS ENDED
                                     JUNE 30              JUNE 30
                                 ----------------    ------------------
                                  1998      1997      1998       1997
                                 ------    ------    -------    -------
Annuities:
  General account..............  $ 71.9    $ 67.2    $ 35.4     $ 33.3
  Separate account.............   128.3     133.1      67.7       61.7
                                 ------    ------    ------     ------
     Total annuities...........   200.2     200.3     103.1       95.0
                                 ------    ------    ------     ------
Life insurance:
  Separate account bank-owned
     life insurance............   422.7      80.0     264.0       80.0
  Separate account variable
     universal life
     insurance.................     6.8        .6       5.6         .6
  Term life....................    11.1       9.0       6.1        4.0
  Interest-sensitive life......      .1        .2        --        (.2)
                                 ------    ------    ------     ------
     Total life................   440.7      89.8     275.7       84.4
                                 ------    ------    ------     ------
          Total sales..........  $640.9    $290.1    $378.8     $179.4
                                 ======    ======    ======     ======

Sales of annuity products consist of total deposits received. Sales of variable annuities increase administrative fees earned, and they pose minimal investment risk for KILICO, as policyholders invest in one or more of several underlying investment funds which invest in stocks and bonds.

General account fixed annuity sales increased $4.7 million in the first six months of 1998, compared with the first six months of 1997, while separate account variable annuity sales decreased $4.8 million in the first six months of 1998, compared with the first six months of 1997. Separate account annuity sales declined during the first six months of 1998, compared with 1997, as a result of a transition in KILICO's sales initiatives in certain markets, as well as from certain tax proposals, which had negatively impacted KILICO's sales in certain markets during the first part of 1998.

During late 1996, KILICO introduced a registered flexible individual variable life insurance product and in mid 1997 KILICO began to introduce several non-registered variable universal life insurance contracts, a variable individual and group bank-owned life insurance contract ("BOLI") and a series of variable individual universal life insurance contracts. Sales of these separate account variable products, like variable annuities, pose minimal investment risk for KILICO as policyholders invest in subaccounts that, in turn, invest in one or more underlying investment funds which invest in stocks and bonds. KILICO receives premium tax and DAC tax expense loads from certain contract holders, as well as administrative fees and cost of insurance charges which compensate KILICO for providing life insurance coverage to the contractholders in excess of their cash surrender values. Face amount of variable universal life insurance business in force, before reinsurance, amounted to $61.0 billion at June 30, 1998, compared with $59.6 billion at December 31, 1997 and $2.0 billion at June 30, 1997.

KILICO also sells low-cost term life insurance products offering initial level premiums for 5, 10, 15, 20, and 30 years in order to balance its product mix and asset-liability structure. In December 1996, KILICO assumed $14.4 billion (face amount) of term life insurance premiums from Federal Kemper Life Assurance Company ("FKLA"), a wholly-owned subsidiary of Kemper. Through the first six months of 1998 and 1997, KILICO assumed premiums of $10.7 million and $8.7 million, respectively, and $10.7 million and $8.0 million of claims, respectively, under the terms of the reinsurance agreement with FKLA.

Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, amounted to $449 thousand in the first six months of 1998, compared with $280 thousand in the first six months of 1997.

Separate account fees and charges consist of the following as of June 30, 1998 and 1997:

           (in millions)              SIX MONTHS ENDED      THREE MONTHS ENDED
                                          JUNE 30                JUNE 30
                                      ----------------      ------------------
                                      1998       1997       1998          1997
                                      -----      -----      -----         ----
Separate account fees on non-BOLI
  variable life and annuities......   $18.9      $14.4      $ 9.4         $7.1
BOLI cost of insurance charges and
  fees.............................     9.4(1)      .4        5.1           .4
BOLI premium tax expense loads.....     6.1(2)     2.0        1.9          2.0
                                      -----      -----      -----         ----
          Total....................   $34.4      $16.8      $16.4         $9.5
                                      =====      =====      =====         ====

---------------
(1) KILICO ceded $77.3 million of such charges to EPICENTRE during 1998.

(2) There is a corresponding offset in taxes, licenses and fees.

Separate account fees on non-BOLI variable life and annuities increased during the first half of 1998, compared with 1997, due to an increase in the market value of separate account assets and due to new sales during 1997 and 1998.

Policyholder surrenders, withdrawals and death benefits were as follows:

         (in millions)              SIX MONTHS ENDED       THREE MONTHS ENDED
                                        JUNE 30                 JUNE 30
                                   ------------------      ------------------
                                    1998        1997        1998        1997
                                   ------      ------      ------      ------
General account.................   $352.2      $326.0      $173.7      $179.8
Separate account................    127.4       110.1        66.6        48.9
                                   ------      ------      ------      ------
          Total.................   $479.6      $436.1      $240.3      $228.7
                                   ======      ======      ======      ======

Reflecting the current interest rate environment and other competitive market factors, KILICO adjusts its crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. KILICO can also improve spread revenue over time by increasing investment income.

General account surrenders, withdrawals and death benefits increased $26.2 million in the first six months of 1998, compared with the first six months of 1997, reflecting an increase in claims as well as an increase in overall surrenders and withdrawals. KILICO expects that the level of surrender and withdrawal activity experienced in the first six months of 1998 should remain at a similar level through out 1998 given current projections for relatively stable interest rates.

Claims and other policyholder benefits increased $13.1 million in the first six months of 1998, compared with 1997, primarily due to BOLI-related claims and benefits.

Taxes, licenses and fees increased during the first six months of 1998, compared with 1997, primarily reflecting premium taxes on BOLI. KILICO received a corresponding expense load related to these premium taxes in separate account fees and other charges during the first six months of 1998.

Commissions and the deferral of insurance acquisition costs increased reflecting the overall increase in new business during 1998, compared with 1997.

Operating expenses increased $6.3 million in the first six months of 1998, compared with first six months of 1997, due to increases in head count in the sales and underwriting departments, an increase in data processing expenses related to ongoing projects, new product development and year 2000 compliance costs.

The difference between the cost of acquiring KILICO and the net fair value of KILICO's assets and liabilities as of January 4, 1996 was recorded as goodwill. As previously mentioned, KILICO changed its amortization period in December of 1997, from 25 years to 20 years, in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, KILICO recorded an increase in amortization expense of $1.3 million in the first six months of 1998, compared with 1997.

INVESTMENTS

KILICO's principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. KILICO makes shifts in its investment portfolio depending on, among other factors, its evaluation of risk and return in various markets, consistency with KILICO's business strategy and investment guidelines approved by the board of directors, the interest rate environment, liability durations and changes in market and business conditions.

INVESTED ASSETS AND CASH
(in millions)

                                      JUNE 30              DECEMBER 31
                                       1998                   1997
                                      -------              -----------
Cash and short-term
  investments..................  $   63        1.5%     $  260        5.8%
Fixed maturities:
  Investment grade:
     NAIC(1) Class 1...........   2,853       67.3       3,004       67.1
     NAIC(1) Class 2...........     683       16.1         651       14.5
  Below investment grade:
     Performing................      56        1.3          14         .3
     Nonperforming.............      --         --          --         --
Joint venture mortgage loans...      68        1.6          73        1.6
Third-party mortgage loans.....     104        2.5         103        2.3
Other real estate-related
  investments..................      42        1.0          44        1.0
Policy loans...................     277        6.5         282        6.3
Equity securities..............      75        1.8          25         .6
Other..........................      21         .4          21         .5
                                 ------      -----      ------      -----
          Total................  $4,242      100.0%     $4,477      100.0%
                                 ======      =====      ======      =====

---------------
(1) National Association of Insurance Commissioners ("NAIC").
     -- Class 1 = A- and above
     -- Class 2 = BBB- through BBB+

FIXED MATURITIES

KILICO is carrying its fixed maturity investment portfolio, which it considers available for sale, at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a component of accumulated other comprehensive income, net of any applicable income tax expense. The aggregate unrealized appreciation on fixed maturities at June 30, 1998 was $41.6 million, compared with $24.6 million at December 31, 1997. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.

At June 30, 1998, investment-grade fixed maturities and cash and short-term investments accounted for 84.9 percent of KILICO's invested assets and cash, compared with 87.4 percent at December 31, 1997.

Approximately 31.6 percent of KILICO's investment-grade fixed maturities at June 30, 1998 were mortgage-backed securities, down from 35.1 percent at December 31, 1997, due to sales and paydowns during 1998. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. KILICO has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. KILICO's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. KILICO plans to continue to reduce its holding of such investments over time.

Approximately 10.2 percent of KILICO's investment-grade fixed maturities at June 30, 1998 consisted of corporate asset-backed securities, compared with 10.8 percent at December 31, 1997. The majority of KILICO's investments in asset-backed securities were backed by manufactured housing loans, auto loans and home equity loans.

Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of KILICO's mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities. At June 30, 1998, KILICO had unamortized premiums and discounts of $17.2 million and $4.8 million, respectively, related to mortgage-backed and asset-backed securities. Reductions to investment income related to the amortization of premiums and discounts amounted to $8.9 million during the first half of 1998, compared with $9.0 million in the first half of 1997. KILICO believes that as a result of the purchase accounting adjustments and the current interest rate environment, anticipated prepayment activity is expected to result in further reductions to future investment income for the remainder of 1998.

REAL ESTATE-RELATED INVESTMENTS

The $214.0 million real estate portfolio held by KILICO, consisting of joint venture and third-party mortgage loans and other real estate-related investments, constituted 5.1 percent of cash and invested assets at June 30, 1998, compared with $220.0 million, or 4.9 percent, at December 31, 1997.

As reflected in the "Real estate portfolio" table on the following page, KILICO has continued to fund both existing projects and legal commitments. The future legal commitments declined to $64.7 million at June 30, 1998, compared with $75.3 million at December 31, 1997, primarily due to sales. As of June 30, 1998, KILICO expects to fund approximately $6.3 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds, which KILICO does not presently expect to fund. The total legal commitments, along with estimated working capital requirements, are considered in KILICO's evaluation of reserves and write-downs.

Excluding the $1.7 million of real estate owned and $15.3 million of net equity investments in joint ventures, KILICO's real estate loans totaled $197.0 million at June 30, 1998, after reserves and writedowns. Of this amount, $164.4 million are on accrual status with a weighted average interest rate of approximately 8.9 percent. Of these accrual loans, 8.1 percent have terms requiring current periodic payments of their full contractual interest, 53.8 percent require only partial payments or payments to the extent of cash flow of the borrowers, and
38.1 percent defer all interest to maturity.

REAL ESTATE PORTFOLIO
(in millions)

                                               OTHER REAL ESTATE-RELATED
                        MORTGAGE LOANS                INVESTMENTS
                       ----------------   ------------------------------------
                        JOINT    THIRD-    OTHER     REAL ESTATE     EQUITY
                       VENTURE   PARTY    LOANS(2)      OWNED      INVESTMENTS   TOTAL
                       -------   ------   --------   -----------   -----------   ------
Balance at December
  31, 1997...........  $ 72.7    $103.0    $21.1        $ 4.0         $19.2      $220.0(1)
Additions
  (deductions):
Fundings.............     1.1        --       --           .2            --         1.3
Interest added to
  principal..........     3.1       1.4       --           --            --         4.5
Sales/paydowns/
  distributions......   (11.0)      (.2)      --         (2.9)         (3.1)      (17.2)
Operating loss.......      --        --       --           --           (.2)        (.2)
Realized investments
  gains (losses).....     4.3       2.6      3.9           .3           (.6)       10.5
Other transactions,
  net................    (2.3)     (2.6)     (.1)          .1            --        (4.9)
                       ------    ------    -----        -----         -----      ------
Balance at June 30,
  1998...............  $ 67.9    $104.2    $24.9        $ 1.7         $15.3      $214.0(3)
                       ======    ======    =====        =====         =====      ======

---------------
(1) Net of $9.2 million reserve and writedowns. Excludes $9.5 million of real estate-related accrued interest.

(2) The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. These loans were issued by KILICO generally to provide financing for Kemper's or KILICO's joint ventures for various purposes.

(3) Net of $8.8 million reserve and writedowns. Excludes $9.1 million of real estate-related accrued interest.

REAL ESTATE CONCENTRATIONS

KILICO's real estate portfolio is distributed by geographic location and property type. However, KILICO has concentration exposures in certain states and in certain types of properties. In addition to these exposures, KILICO also has exposures to certain real estate developers and partnerships.

GEOGRAPHIC DISTRIBUTION AS OF
JUNE 30, 1998

California...............   40.3%
Hawaii...................   11.4
Colorado.................   10.2
Oregon...................    9.6
Washington...............    9.5
Florida..................    5.4
Texas....................    5.3
Michigan.................    3.8
Ohio.....................    3.5
Other states.............    1.0
                           -----
Total....................  100.0%
                           =====

DISTRIBUTION BY PROPERTY TYPE AS OF JUNE 30, 1998

Hotel....................   43.1%
Land.....................   29.8
Residential..............   12.7
Retail...................    3.4
Office...................    1.9
Industrial...............    1.0
Other....................    8.1
                           -----
                           100.0%
                           =====

Undeveloped land represented approximately 29.8 percent of KILICO's real estate portfolio at June 30, 1998. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from KILICO or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from KILICO. The values of development projects are dependent on a number of factors, including Kemper's and KILICO's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and KILICO's plans with respect to such projects may not change substantially.

Approximately half of KILICO's real estate loans are on properties or projects where KILICO, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.

At June 30, 1998, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $89.6 million, or 41.9 percent, of KILICO's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and two office buildings. At June 30, 1998, KILICO did not have any Nesbitt-related off-balance sheet legal funding commitments outstanding.

At June 30, 1998, loans to and investment in a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company, a former affiliate, constituted approximately $64.7 million, or 30.2 percent, of KILICO's real estate portfolio. Kemper's interest is 75 percent as of June 30, 1998. At June 30, 1998, MLP-related commitments accounted for approximately $6.3 million of KILICO's off-balance sheet legal commitments, which KILICO expects to fund.

At June 30, 1998, KILICO no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold or written down to zero. However, KILICO continues to have Prime Group-related commitments, which accounted for $25.7 million of the off-balance-sheet legal commitments at June 30, 1998. KILICO does not expect to fund any of these commitments.

The remaining significant real estate-related investment amounted to $28.1 million at June 30, 1998 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, KILICO has placed these real estate-related investments on nonaccural status. KILICO is currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of the Hawaiian economy, which has lagged behind the economic expansion of most of the rest of the United States, KILICO anticipates that it could be several additional years until all of KILICO's investments in Hawaii are completely disposed of.

REAL ESTATE OUTLOOK

The following table is a summary of KILICO's troubled real estate-related investments:

TROUBLED REAL ESTATE-RELATED INVESTMENTS
(BEFORE RESERVES AND WRITE-DOWNS, EXCEPT FOR REAL ESTATE OWNED)

                  (in millions)                     JUNE 30    December 31
                                                     1998         1997
                                                    -------    -----------
Potential problem loans(1).......................    $  --        $  --
Past due loans(2)................................       --           --
Nonaccrual loans(3)(primarily Hawaiian
  properties)....................................     38.2         47.4
Real estate owned................................      1.7          4.0
                                                     -----        -----
          Total..................................    $39.9        $51.4
                                                     =====        =====

---------------
(1) These are real estate-related investments where KILICO, based on known information, has serious doubts about the borrowers' abilities to comply with present repayment terms and which KILICO anticipates may go into nonaccrual, past due or restructured status.

(2) Interest more than 90 days past due but not on nonaccrual status.

(3) KILICO does not accrue interest on real estate-related investments when it judges that the likelihood of collection of interest is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $32.6 million and $41.8 million at June 30, 1998 and December 31, 1997, respectively.

KILICO evaluates its real estate-related investments (including accrued interest) using an estimate of each investment's observable market price, net of estimated costs to sell. Because KILICO's real estate review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors. KILICO's real estate-related investments are expected to continue to decline further through future sales. KILICO's net income could be materially reduced in future periods if real estate market conditions worsen in areas where KILICO's portfolio is located or if Kemper's and KILICO's plans with respect to certain projects change or if necessary construction or zoning permits are not obtained.

REALIZED INVESTMENT RESULTS

Reflected in net income are after-tax net realized investment gains of $11.4 million for the first half of 1998, compared with $5.9 million for the first half of 1997.

Unrealized gains and losses on fixed maturity investments are not reflected in KILICO's net income. These changes in unrealized value are included within accumulated other comprehensive income, net of any applicable income taxes, in accordance with SFAS No. 130, as previously discussed. If and to the extent a fixed maturity investment suffers an other-than-temporary decline in value, however, such security is written down to net realizable value, and the write-down adversely impacts net income.

KILICO regularly monitors its investment portfolio and as part of this process reviews its assets for possible impairments of carrying value. Because the review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors.

A valuation allowance has been established, and is evaluated as of each reported period end, to reduce the deferred tax asset for investment losses to the amount that, based upon available evidence, is in management's judgment more likely than not to be realized.

                      STATEMENT OF ADDITIONAL INFORMATION

                         ------------------------, 1998


                          [TO BE UPDATED BY AMENDMENT]


--------------------------------------------------------------------------------

             INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE
                      ADJUSTED DEFERRED ANNUITY CONTRACTS

--------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

   HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049     (847) 550-5500

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the
Separate Account dated                          . The Prospectus may be obtained
from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.

                               ------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Services to the Separate Account............................  B-1
Performance Information of Subaccounts......................  B-1
State Regulation............................................  B-18
Experts.....................................................  B-18
Financial Statements........................................  B-18

                        SERVICES TO THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.


The independent auditors for the Separate Account are PricewaterhouseCoopers LLP, Chicago, Illinois, for the year ended December 31, 1997. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the year ended December 31, 1997.



The independent auditors for the Separate Account prior to 1997 were KPMG LLP, Chicago, Illinois, for the periods through December 31, 1996. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the periods through December 31, 1996.


The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly owned subsidiary of KILICO, which enters into selling group agreements with affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to six and one-quarter percent (6 1/4%) of Purchase Payments.

                     PERFORMANCE INFORMATION OF SUBACCOUNTS

As described in the Prospectus, a Subaccount's historical performance may be shown in the form of standardized "average annual total return" and nonstandardized "total return" calculations in the case of all Subaccounts; "yield" information may be provided in the case of the Kemper High Yield Subaccount, the Kemper Investment Grade Bond Subaccount and the Kemper Government Securities Subaccount; and "yield" and "effective yield" information may be provided in the case of the Kemper Money Market Subaccount. These various measures of performance are described below.

A Subaccount's standardized average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Withdrawal Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Contract to all Contract Owner accounts. Premium taxes are not included in the term charges. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount over the applicable period.

No standard formula has been prescribed for calculating nonstandardized total return performance. Nonstandardized total return performance for a specific period is calculated by first taking an investment (assumed to be $40,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Premium taxes are not included in the term charges. The nonstandardized total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $40,000 was chosen because that approximates the size of a typical account. The account size used affects the performance figure because the Records Maintenance Charge is a fixed per account charge. Both annualized and nonannualized

(cumulative) nonstandardized total return figures may be provided. Annualized nonstandardized total return figures represent the average annual percentage charge in the value of a Subaccount over the applicable period while nonannualized (cumulative) figures represent the actual percentage change over the applicable period.


Standardized average annual total return quotations will be current to the last day of the calendar quarter and nonstandardized total return quotations will be current to the last day of the calendar month preceding the date on which an advertisement is submitted for publication. Standardized average annual total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio has been held in a Subaccount (life of Subaccount). Nonstandardized total return may cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio held in a Subaccount has been in existence (life of Portfolio). For those underlying Portfolios which have not been held as Subaccounts within the Separate Account for one of the quoted periods, the nonstandardized total return quotations will show the investment performance such underlying Portfolios would have achieved (reduced by the applicable charges) had they been held as Subaccounts within the Separate Account for the period quoted.


Performance information will be shown for periods from April 6, 1982 (inception) for the Kemper Money Market Subaccount, Kemper Total Return Subaccount and Kemper High Yield Subaccount, and for periods from December 9, 1983 (inception) for the Kemper Growth Subaccount. This performance information is stated to reflect that the Separate Account was reorganized on November 3, 1989 as a unit investment trust with Subaccounts investing in corresponding Portfolios of the Fund. In addition, on that date the Kemper Government Securities Subaccount was added to the Separate Account to invest in the Fund's Government Securities Portfolio. For the Kemper Government Securities Subaccount, performance figures will reflect investment experience as if the Kemper Government Securities Subaccount had been available under the Contracts since September 3, 1987, the inception date of the Kemper Government Securities Portfolio.

The yield for the Kemper High Yield Subaccount, the Kemper Investment Grade Bond Subaccount and the Kemper Government Securities Subaccount is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yields for the Kemper High Yield Subaccount, the Kemper Investment Grade Bond Subaccount and the Kemper Government Securities Subaccount, based upon the one month period ended December 31, 1997, were 6.12%, 3.44% and 4.06%, respectively. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the Accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                 a - b
                -------
  YIELD = 2[(             +1)(6) - 1
                  cd

a = net dividends and interest earned during the period by the Fund attributable to the Subaccount

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d = the Accumulation Unit value per unit on the last day of the period

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of Withdrawal Charges or premium taxes.

The Kemper Money Market Subaccount's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit value during the period is divided by the Accumulation Unit value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Separate Account's portfolio are not included in the calculation. The Kemper Money Market Subaccount's yield for the seven-day period ended December 31, 1997 was 3.90% and average portfolio maturity was 27 days.

The Kemper Money Market Subaccount's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) (365) / (7) - 1. The Kemper Money Market Subaccount's effective yield for the seven day period ended December 31, 1997 was 3.98%.

In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.

A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first seven years after purchase may be subject to a Withdrawal Charge that ranges from 7% the first year to 0% after seven years. Yield, effective yield and total return do not reflect the effect of the Withdrawal Charge or premium taxes that may be imposed upon the redemption of units. Standardized average annual total return reflects the effect of the applicable Withdrawal Charge (but not premium tax) that may be imposed at the end of the period in question.

The Subaccounts may also provide comparative information on an annualized or nonannualized (cumulative) basis with regard to various indexes, including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Master Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Standard & Poor's Midcap 400 Index, the NASDAQ Composite Index, the Russell 2000 Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. In addition, the Subaccounts may provide performance analysis rankings of Lipper Analytical Services, Inc., the VARDS Report, MORNINGSTAR, INC., Ibbotson Associates or Micropal. Please note the differences and similarities between the investments which a Subaccount may purchase and the investments measured by the indexes which are described below. In particular, it should be noted that certificates of deposit may offer fixed or variable yields and principal is guaranteed and may be insured. The units of the Subaccounts are not insured. Also, the value of the Subaccounts will fluctuate. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.

The following tables include standardized average annual total return and nonstandardized total return quotations for various periods as of December 31, 1997, and compares these quotations to various indexes.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)

                                                                                                                    AVERAGE
                                                                                                                     ANNUAL
                                                                                           TOTAL RETURN(1)           TOTAL
                                                                                         (NON-STANDARDIZED)        RETURN(2)
                                                                                       -----------------------   (STANDARDIZED)
                                                           YEAR TO DATE                CUMULATIVE                --------------
                                                                (%)          ENDING       (%)       ANNUALIZED     ANNUALIZED
                                                             RETURN(3)      VALUE(4)     RETURN     (%) RETURN     (%) RETURN
                                                           ------------     --------   ----------   ----------     ----------
KEMPER CONTRARIAN VALUE SUBACCOUNT......................      28.61%
  Life of Subaccount (from 05/01/96)....................                    $59,838      49.52%       27.26%         23.14%
  Life of Portfolio (from 05/01/96).....................                     59,838      49.52%       27.26%         23.14%
  One Year..............................................                     51,446      28.54%       28.54%         20.89%
KEMPER VALUE+GROWTH SUBACCOUNT..........................      23.76%
  Life of Subaccount (from 05/01/96)....................                     56,224      40.49%       22.60%         18.39%
  Life of Portfolio (from 05/01/96).....................                     56,224      40.49%       22.60%         18.39%
  One Year..............................................                     49,504      23.68%       23.68%         16.05%
KEMPER HORIZON 20+ SUBACCOUNT...........................      18.83%
  Life of Subaccount (from 05/01/96)....................                     54,346      35.79%       20.13%         15.87%
  Life of Portfolio (from 05/01/96).....................                     54,346      35.79%       20.13%         15.87%
  One Year..............................................                     47,532      18.75%       18.75%         11.13%
JANUS GROWTH SUBACCOUNT.................................      19.89%
  Life of Subaccount (from 09/15/95)....................                     57,865      44.66%       17.40%         14.73%
  Life of Portfolio (from 09/13/93).....................                     75,123      87.73%       15.78%            N/A
  Three Year............................................                     71,914      79.71%       21.58%            N/A
  One Year..............................................                     47,957      19.82%       19.82%         12.19%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                            COMPARED TO
                                   ----------------------------------------------------------------------------------------------
                                                                    STANDARD &                       CONSUMER
                                     DOW JONES       DOW JONES        POOR'S        STANDARD &        PRICE          CONSUMER
                                   INDUSTRIAL(5)   INDUSTRIAL(5)      500(6)      POOR'S 500(6)      INDEX(7)     PRICE INDEX(7)
                                   CUMULATIVE %    ANNUALIZED %    CUMULATIVE %    ANNUALIZED %    CUMULATIVE %    ANNUALIZED %
                                      RETURN          RETURN          RETURN          RETURN          RETURN          RETURN
                                   -------------   -------------   ------------   -------------    ------------   --------------
KEMPER CONTRARIAN VALUE
  SUBACCOUNT
  Life of Portfolio (from
    05/01/96)....................      41.85           23.31           48.25          26.62            3.72            2.21
  One Year.......................      22.64           22.64           31.01          31.01            1.70            1.70
KEMPER VALUE+GROWTH SUBACCOUNT
  Life of Portfolio (from
    05/01/96)....................      41.85           23.31           48.25          26.62            3.72            2.21
  One Year.......................      22.64           22.64           31.01          31.01            1.70            1.70
KEMPER HORIZON 20+ SUBACCOUNT
  Life of Portfolio (from
    05/01/96)....................      41.85           23.31           48.25          26.62            3.72            2.21
  One Year.......................      22.64           22.64           31.01          31.01            1.70            1.70
JANUS GROWTH SUBACCOUNT
  Life of Portfolio (from
    09/13/93)....................     117.61           19.83          110.62          18.85           11.66            2.60
  Three Years....................     106.24           27.29          113.30          28.32            7.72            2.51
  One Year.......................      22.64           22.64           31.01          31.01            1.70            1.70

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                                                                 AVERAGE
                                                                                                                  ANNUAL
                                                                                                                  TOTAL
                                                                                    TOTAL RETURN(1)             RETURN(2)
                                                                                  (NON-STANDARDIZED)          (STANDARDIZED)
                                                                            -------------------------------   --------------
                                              YEAR TO DATE (%)    ENDING    CUMULATIVE (%)   ANNUALIZED (%)   ANNUALIZED (%)
                                                 RETURN(3)       VALUE(4)       RETURN           RETURN           RETURN
                                              ----------------   --------   --------------   --------------   --------------
KEMPER MONEY MARKET SUBACCOUNT(20).........         3.81%
  Life of Subaccount (from 04/06/82).......                      $91,778       126.87%            5.34%            5.07%
  Life of Portfolio (from 04/06/82)........                       91,778       126.87%            5.34%            5.07%
  Ten Years................................                       60,635        51.51%            4.24%            3.97%
  Five Years...............................                       46,660        16.58%            3.11%            2.09%
  Three Years..............................                       44,822        11.98%            3.84%            1.98%
  One Year.................................                       41,524         3.73%            3.73%           -3.11%
KEMPER MONEY MARKET SUBACCOUNT #2(20)......         5.21%
  Life of Subaccount (from 04/06/82).......                      100,417       150.97%            6.02%            5.75%
  Life of Portfolio (from 04/06/82)........                      100,417       150.97%            6.02%            5.75%
  Ten Years................................                       66,548        66.29%            5.22%            4.94%
  Five Years...............................                       49,527        23.74%            4.35%            3.32%
  Three Years..............................                       46,522        16.23%            5.14%            3.26%
  One Year.................................                       42,083         5.13%            5.13%           -1.80%
KEMPER HIGH YIELD SUBACCOUNT(19)...........        10.08%
  Life of Subaccount (from 04/06/82).......                      241,465       503.59%           12.11%           11.82%
  Life of Portfolio (from 04/06/82)........                      241,465       503.59%           12.11%           11.82%
  Ten Years................................                      106,143       165.28%           10.25%            9.96%
  Five Years...............................                       65,537        63.77%           10.37%            9.27%
  Three Years..............................                       57,336        43.26%           12.73%           10.71%
  One Year.................................                       44,032        10.01%           10.01%            2.75%
KEMPER GOVERNMENT SECURITIES SUBACCOUNT....         7.46%
  Life of Subaccount (from 11/03/89).......                       67,043        67.61%            6.54%            6.26%
  Life of Portfolio (from 09/03/87)........                       76,290        90.65%            6.44%              N/A
  Ten Years................................                       76,075        90.11%            6.64%              N/A
  Five Years...............................                       51,435        28.51%            5.15%            4.10%
  Three Years..............................                       51,126        27.74%            8.50%            6.56%
  One Year.................................                       43,984         7.38%            7.38%             .29%
KEMPER INVESTMENT GRADE BOND SUBACCOUNT....         7.54%
  Life of Subaccount (from 05/01/96).......                       44,143        10.28%            6.04%            2.26%
  Life of Portfolio (from 05/01/96)........                       44,143        10.28%            6.04%            2.26%
  One Year.................................                       43,014         7.46%            7.46%             .37%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                       COMPARED TO
                          ------------------------------------------------------------------------------------------------------
                                                                                      SALOMON BROS   SALOMON BROS   LEHMAN BROS.
                            CONSUMER       CONSUMER       CDA CERT       CDA CERT      HIGH GRADE     HIGH GRADE     GOVT/CORP
                             PRICE          PRICE        OF DEPOSIT     OF DEPOSIT     CORP BOND      CORP BOND         BOND
                            INDEX(7)       INDEX(7)       INDEX(8)       INDEX(8)       INDEX(9)       INDEX(9)      INDEX(10)
                          CUMULATIVE %   ANNUALIZED %   CUMULATIVE %   ANNUALIZED %   CUMULATIVE %   ANNUALIZED %   CUMULATIVE %
                             RETURN         RETURN         RETURN         RETURN         RETURN         RETURN         RETURN
                          ------------   ------------   ------------   ------------   ------------   ------------   ------------
KEMPER MONEY MARKET
  SUBACCOUNT(20)
  Life of Portfolio
    (from 04/06/82).....       N/A           N/A             N/A           N/A              N/A           N/A             N/A
  Ten Years.............     39.93          3.42           80.38          6.08           180.09         10.85             N/A
  Five Years............     13.69          2.60           27.98          5.06            55.46          9.23             N/A
  Three Years...........      7.72          2.51           18.39          5.79            45.69         13.36             N/A
  One Year..............      1.70          1.70            5.77          5.77            12.96         12.96             N/A
KEMPER MONEY MARKET
  SUBACCOUNT #2(20)
  Life of Portfolio
    (from 04/06/82).....       N/A           N/A             N/A           N/A              N/A           N/A             N/A
  Ten Years.............     39.93          3.42           80.38          6.08           180.09         10.85             N/A
  Five Years............     13.69          2.60           27.98          5.06            55.46          9.23             N/A
  Three Years...........      7.72          2.51           18.39          5.79            45.69         13.36             N/A
  One Year..............      1.70          1.70            5.77          5.77            12.96         12.96             N/A
KEMPER HIGH YIELD
  SUBACCOUNT(19)
  Life of Portfolio
    (from 04/06/82).....       N/A           N/A             N/A           N/A              N/A           N/A             N/A
  Ten Years.............     39.93          3.42             N/A           N/A              N/A           N/A          139.88
  Five Years............     13.69          2.60             N/A           N/A              N/A           N/A           44.29
  Three Years...........      7.72          2.51             N/A           N/A              N/A           N/A           34.68
  One Year..............      1.70          1.70             N/A           N/A              N/A           N/A            9.76
KEMPER GOVERNMENT
  SECURITIES SUBACCOUNT
  Life of Portfolio
    (from 09/03/87).....       N/A           N/A             N/A           N/A           191.45         10.91             N/A
  Ten Years.............     39.93          3.42                                         180.09         10.85          139.88
  Five Years............     13.69          2.60             N/A           N/A            55.46          9.23           44.29
  Three Years...........      7.72          2.51             N/A           N/A            45.69         13.36           34.68
  One Year..............      1.70          1.70             N/A           N/A            12.96         12.96            9.76
KEMPER INVESTMENT GRADE
  BOND SUBACCOUNT
  Life of Portfolio
    (from 05/01/96).....      3.72          2.21             N/A           N/A            22.33         12.85           16.45
  One Year..............      1.70          1.70             N/A           N/A            12.96         12.96            9.76

                          COMPARED TO
                          ------------
                          LEHMAN BROS.
                           GOVT/CORP
                              BOND
                           INDEX(10)
                          ANNUALIZED %
                             RETURN
                          ------------
KEMPER MONEY MARKET
  SUBACCOUNT(20)
  Life of Portfolio
    (from 04/06/82).....       N/A
  Ten Years.............       N/A
  Five Years............       N/A
  Three Years...........       N/A
  One Year..............       N/A
KEMPER MONEY MARKET
  SUBACCOUNT #2(20)
  Life of Portfolio
    (from 04/06/82).....       N/A
  Ten Years.............       N/A
  Five Years............       N/A
  Three Years...........       N/A
  One Year..............       N/A
KEMPER HIGH YIELD
  SUBACCOUNT(19)
  Life of Portfolio
    (from 04/06/82).....       N/A
  Ten Years.............      9.14
  Five Years............      7.61
  Three Years...........     10.43
  One Year..............      9.76
KEMPER GOVERNMENT
  SECURITIES SUBACCOUNT
  Life of Portfolio
    (from 09/03/87).....       N/A
  Ten Years.............      9.14
  Five Years............      7.61
  Three Years...........     10.43
  One Year..............      9.76
KEMPER INVESTMENT GRADE
  BOND SUBACCOUNT
  Life of Portfolio
    (from 05/01/96).....      9.57
  One Year..............      9.76


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                          COMPARED TO
                                     --------------------------------------------------------------------------------------
                                                                            LEHMAN BROS      LEHMAN BROS      LEHMAN BROS
                                      MERRILL LYNCH      MERRILL LYNCH          LONG             LONG          GOVT/CORP
                                        GOVT/CORP          GOVT/CORP         GOVT/CORP        GOVT/CORP         1-3 YEAR
                                     MASTER INDEX(11)   MASTER INDEX(11)   BOND INDEX(12)   BOND INDEX(12)   BOND INDEX(13)
                                       CUMULATIVE %       ANNUALIZED %      CUMULATIVE %     ANNUALIZED %     CUMULATIVE %
                                          RETURN             RETURN            RETURN           RETURN           RETURN
                                     ----------------   ----------------   --------------   --------------   --------------
KEMPER MONEY MARKET SUBACCOUNT(20)
  Life of Portfolio (from
    04/06/82)......................          N/A               N/A                N/A             N/A              N/A
  Ten Years........................          N/A               N/A                N/A             N/A              N/A
  Five Years.......................          N/A               N/A                N/A             N/A              N/A
  Three Years......................          N/A               N/A                N/A             N/A              N/A
  One Year.........................          N/A               N/A                N/A             N/A              N/A
KEMPER MONEY MARKET SUBACCOUNT
  #2(20)
  Life of Portfolio (from
    04/06/82)......................          N/A               N/A                N/A             N/A              N/A
  Ten Years........................          N/A               N/A                N/A             N/A              N/A
  Five Years.......................          N/A               N/A                N/A             N/A              N/A
  Three Years......................          N/A               N/A                N/A             N/A              N/A
  One Year.........................          N/A               N/A                N/A             N/A              N/A
KEMPER HIGH YIELD SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)......................          N/A               N/A                N/A             N/A              N/A
  Ten Years........................       140.51              9.17                N/A             N/A              N/A
  Five Years.......................        44.49              7.64                N/A             N/A              N/A
  Three Years......................        36.50             10.39                N/A             N/A              N/A
  One Year.........................         9.78              9.78                N/A             N/A              N/A
KEMPER GOVERNMENT SECURITIES
  SUBACCOUNT
  Life of Portfolio (from
    09/03/87)......................          N/A               N/A                N/A             N/A              N/A
  Ten Years........................       140.51              9.17             139.88            9.14
  Five Years.......................        44.49              7.64              44.29            7.61              N/A
  Three Years......................        36.50             10.39              34.68           10.43              N/A
  One Year.........................         9.78              9.78               9.76            9.76              N/A
KEMPER INVESTMENT GRADE BOND
  SUBACCOUNT
  Life of Portfolio (from
    05/01/96)......................          N/A               N/A                N/A             N/A              N/A
  One Year.........................         9.78              9.78                N/A             N/A              N/A

                                      COMPARED TO
                                     --------------
                                      LEHMAN BROS
                                       GOVT/CORP
                                        1-3 YEAR
                                     BOND INDEX(13)
                                      ANNUALIZED %
                                         RETURN
                                     --------------
KEMPER MONEY MARKET SUBACCOUNT(20)
  Life of Portfolio (from
    04/06/82)......................        N/A
  Ten Years........................        N/A
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER MONEY MARKET SUBACCOUNT
  #2(20)
  Life of Portfolio (from
    04/06/82)......................        N/A
  Ten Years........................        N/A
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER HIGH YIELD SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)......................        N/A
  Ten Years........................        N/A
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER GOVERNMENT SECURITIES
  SUBACCOUNT
  Life of Portfolio (from
    09/03/87)......................        N/A
  Ten Years........................
  Five Years.......................        N/A
  Three Years......................        N/A
  One Year.........................        N/A
KEMPER INVESTMENT GRADE BOND
  SUBACCOUNT
  Life of Portfolio (from
    05/01/96)......................        N/A
  One Year.........................        N/A


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                                                                    AVERAGE
                                                                                                                     ANNUAL
                                                                                         TOTAL RETURN(1)             TOTAL
                                                                                        (NON-STANDARDIZED)         RETURN(2)
                                                                                     ------------------------    (STANDARDIZED)
                                                                                     CUMULATIVE    ANNUALIZED    --------------
                                              YEAR TO DATE(%)                           (%)           (%)          ANNUALIZED
                                                 RETURN(3)        ENDING VALUE(4)      RETURN        RETURN        (%) RETURN
                                              ---------------     ---------------    ----------    ----------      ----------
KEMPER GROWTH SUBACCOUNT..................         19.69%
  Life of Subaccount (from 12/09/83)......                           $243,929         509.75%        13.72%          13.42%
  Life of Portfolio (from 12/09/83).......                            243,929         509.75%        13.72%          13.42%
  Ten Years...............................                            161,985         304.89%        15.01%          14.71%
  Five Years..............................                             80,764         101.83%        15.08%          13.94%
  Three Years.............................                             76,176          90.37%        23.94%          22.00%
  One Year................................                             47,874          19.61%        19.61%          11.99%
KEMPER BLUE CHIP SUBACCOUNT...............           N/A
  Life of Subaccount (from 05/01/97)......                             44,209          10.45%           N/A             N/A
  Life of Portfolio (from 05/01/97).......                             44,209          10.45%           N/A             N/A
SCUDDER VLIF CAPITAL GROWTH SUBACCOUNT....         33.88%
  Life of Subaccount (from 05/01/98)......                                N/A             N/A           N/A             N/A
  Life of Portfolio (from 07/16/85).......                            210,213         425.46%        14.23%             N/A
  Ten Years...............................                            164,262         310.58%        15.17%             N/A
  Five Years..............................                             85,484         113.63%        16.39%             N/A
  Three Years.............................                             80,491         101.15%        26.23%             N/A
  One Year................................                             53,554          33.81%        33.81%             N/A
WARBURG POST-VENTURE CAPITAL SUBACCOUNT...         11.77%
  Life of Subaccount (from 05/01/98)......                                N/A             N/A           N/A             N/A
  Life of Portfolio (from 09/30/96).......                             43,483           8.63%         6.84%             N/A
  One Year................................                             44,709          11.70%        11.70%             N/A

                                                                   COMPARED TO
                            ------------------------------------------------------------------------------------------
                                                                                            STANDARD &     STANDARD &
                             STANDARD &     STANDARD &                        CONSUMER        POOR'S         POOR'S
                             POOR'S 500     POOR'S 500       CONSUMER       PRICE INDEX       MIDCAP         MIDCAP
                                (5)            (6)        PRICE INDEX (7)       (7)         INDEX (14)     INDEX (14)
                            CUMULATIVE %   ANNUALIZED %    CUMULATIVE %     ANNUALIZED %   CUMULATIVE %   ANNUALIZED %
                               RETURN         RETURN          RETURN           RETURN         RETURN         RETURN
                            ------------   ------------   ---------------   ------------   ------------   ------------
KEMPER GROWTH SUBACCOUNT
 Life of Portfolio (from
   12/09/83)..............     487.82         13.42            60.14            3.41             N/A           N/A
 Ten Years................     292.76         14.66            39.93            3.42          492.25         19.47
 Five Years...............     122.72         17.37            13.69            2.60          107.64         15.74
 Three Years..............     111.30         28.32             7.72            2.51           96.75         25.32
 One Year.................      31.01         31.01             1.70            1.70           30.44         30.44
 KEMPER BLUE CHIP
   SUBACCOUNT
 Life of Portfolio (from
   05/01/97)..............      22.55         22.55             0.69            0.69           30.85         30.85
SCUDDER VLIF CAPITAL
 GROWTH SUBACCOUNT........
 Life of Portfolio (from
   07/16/85)..............        N/A           N/A              N/A             N/A             N/A           N/A
 Ten Years................     292.76         14.66            39.93            3.42          492.25         19.47
 Five Years...............     122.72         17.37            13.69            2.60          107.64         15.74
 Three Years..............     111.30         28.32             7.72            2.51           96.75         25.32
 One Year.................      31.01         31.01             1.70            1.70           30.44         30.44
WARBURG POST-VENTURE
 CAPITAL SUBACCOUNT.......
 Life of Portfolio (from
   09/30/96)..............        N/A           N/A              N/A             N/A             N/A           N/A
 One Year.................      31.01         31.01             1.70            1.70           30.44         30.44

                                    COMPARED TO
                            ---------------------------

                               NASDAQ         NASDAQ
                            COMPOS (15)    COMPOS (15)
                            CUMULATIVE %   ANNUALIZED %
                               RETURN         RETURN
                            ------------   ------------
KEMPER GROWTH SUBACCOUNT
 Life of Portfolio (from
   12/09/83)..............     459.82         13.03
 Ten Years................     375.19         16.86
 Five Years...............     131.97         18.33
 Three Years..............     108.83         27.83
 One Year.................      21.64         21.64
 KEMPER BLUE CHIP
   SUBACCOUNT
 Life of Portfolio (from
   05/01/97)..............        N/A           N/A
SCUDDER VLIF CAPITAL
 GROWTH SUBACCOUNT........
 Life of Portfolio (from
   07/16/85)..............        N/A           N/A
 Ten Years................     375.19         16.86
 Five Years...............     131.97         18.33
 Three Years..............     108.83         27.83
 One Year.................      21.64         21.64
WARBURG POST-VENTURE
 CAPITAL SUBACCOUNT.......
 Life of Portfolio (from
   09/30/96)..............        N/A           N/A
 One Year.................      21.64         21.64


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                                                                    AVERAGE
                                                                                                                     ANNUAL
                                                                                           TOTAL RETURN(1)           TOTAL
                                                                                         (NON-STANDARDIZED)        RETURN(2)
                                                                                       -----------------------   (STANDARDIZED)
                                                           YEAR TO DATE                CUMULATIVE                --------------
                                                                (%)          ENDING       (%)       ANNUALIZED     ANNUALIZED
                                                             RETURN(3)      VALUE(4)     RETURN     (%) RETURN     (%) RETURN
                                                           ------------     --------   ----------   ----------     ----------
KEMPER SMALL CAP GROWTH SUBACCOUNT......................       32.39%
  Life of Subaccount (from 05/02/94)....................                    $88,491     121.15%       24.15%         22.57%
  Life of Portfolio (from 05/02/94).....................                     88,491     121.15%       24.15%         22.57%
  Three Years...........................................                     85,886     114.64%       28.99%         27.14%
  One Year..............................................                     52,954      32.31%       32.31%         24.64%
KEMPER SMALL CAP VALUE SUBACCOUNT.......................       20.08%
  Life of Subaccount (from 05/01/96)....................                     48,477      21.12%       12.17%          8.17%
  Life of Portfolio (from 05/01/96).....................                     48,477      21.12%       12.17%          8.17%
  One Year..............................................                     48,031      20.00%       20.00%         12.38%


                                                                              COMPARED TO
                                      -------------------------------------------------------------------------------------------
                                      CONSUMER PRICE   CONSUMER PRICE   RUSSELL 2000   RUSSELL 2000      NASDAQ         NASDAQ
                                         INDEX(7)         INDEX(7)       INDEX(16)      INDEX(16)      COMPOS(15)     COMPOS(15)
                                       CUMULATIVE %     ANNUALIZED %    CUMULATIVE %   ANNUALIZED %   CUMULATIVE %   ANNUALIZED %
                                          RETURN           RETURN          RETURN         RETURN         RETURN         RETURN
                                      --------------   --------------   ------------   ------------   ------------   ------------
KEMPER SMALL CAP GROWTH SUBACCOUNT
  Life of Portfolio (from
    05/02/94).......................       9.91             2.61            72.03          15.96         112.01          22.77
  Three Years.......................       7.72             2.51            74.56          20.42         108.83          27.83
  One Year..........................       1.70             1.70            20.52          20.52          21.64          21.64
KEMPER SMALL CAP VALUE SUBACCOUNT
  Life of Portfolio (from
    05/01/96).......................       3.72             2.21            24.76          14.98          30.90          17.51
  One Year..........................       1.70             1.70            20.52          20.52          21.64          21.64


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                                                                 AVERAGE
                                                                                                                  ANNUAL
                                                                                                                  TOTAL
                                                                                    TOTAL RETURN(1)             RETURN(2)
                                                                                  (NON-STANDARDIZED)          (STANDARDIZED)
                                                                            -------------------------------   --------------
                                        YEAR TO DATE(%)                     CUMULATIVE (%)   ANNUALIZED (%)     ANNUALIZED
                                           RETURN(3)      ENDING VALUE(4)       RETURN           RETURN         (%) RETURN
                                        ---------------   ---------------   --------------   --------------     ----------
KEMPER INTERNATIONAL SUBACCOUNT(18)...        7.96%
  Life of Subaccount (from
    01/06/92).........................                        $67,606           68.94%            9.15%            8.34%
  Life of Portfolio (from 01/06/92)...                         67,606           68.94%            9.15%            8.34%
  Five Years..........................                         68,891           72.15%           11.48%           10.36%
  Three Years.........................                         55,264           38.08%           11.36%            9.36%
  One Year............................                         43,184            7.88%            7.88%             .83%
KEMPER GLOBAL INCOME SUBACCOUNT.......         N/A
  Life of Subaccount
    (from 05/01/97)...................                         40,769            1.85%              N/A              N/A
  Life of Portfolio (from 05/01/97)...                         40,769            1.85%              N/A              N/A
SCUDDER VLIF GLOBAL DISCOVERY
  SUBACCOUNT..........................       10.83%
  Life of Subaccount
    (from 05/01/98)...................                            N/A              N/A              N/A              N/A
  Life of Portfolio (from 05/01/98)...                         46,339           15.77%            9.17%              N/A
  One Year............................                         44,333           10.76%           10.76%              N/A
SCUDDER VLIF INTERNATIONAL
  SUBACCOUNT..........................        7.56%
  Life of Subaccount (from
    05/01/96).........................                            N/A              N/A              N/A              N/A
  Life of Portfolio (from 05/01/87)...                         93,997          134.92%            8.33%              N/A
  Ten Years...........................                        106,185          165.39%           10.25%              N/A
  Five Years..........................                         70,925           77.24%           12.13%              N/A
  Three Years.........................                         53,364           33.34%           10.06%              N/A
  One Year............................                         43,024            7.49%            7.49%              N/A


                                                                                        COMPARED TO
                                                             ------------------------------------------------------------------
                                                              STANDARD &       STANDARD &      CONSUMER PRICE    CONSUMER PRICE
                                                             POOR'S 500(6)    POOR'S 500(6)       INDEX(7)          INDEX(7)
                                                             CUMULATIVE %     ANNUALIZED %      CUMULATIVE %      ANNUALIZED %
                                                                RETURN           RETURN            RETURN            RETURN
                                                             -------------    -------------    --------------    --------------
KEMPER INTERNATIONAL SUBACCOUNT(18)
  Life of Portfolio (from 01/06/92)......................        132.57           15.15             17.06             2.67
  Five Years.............................................        122.72           17.37             13.69             2.60
  Three Years............................................        111.30           28.32              7.72             2.51
  One Year...............................................         31.01           31.01              1.70             1.70
KEMPER GLOBAL INCOME SUBACCOUNT
  Life of Portfolio (from 05/01/97)......................         22.55           22.55              0.69             0.69
SCUDDER VLIF GLOBAL DISCOVERY SUBACCOUNT
  Life of Portfolio (from 05/01/96)......................         48.25           26.62              3.72             2.21
  One Year...............................................         31.01           31.01              1.70             1.70
SCUDDER VLIF INTERNATIONAL SUBACCOUNT
  Life of Portfolio (from 05/01/87)......................           N/A             N/A               N/A              N/A
  Ten Years..............................................        292.76           14.66             39.93             3.42
  Five Years.............................................        122.72           17.37             13.69             2.60
  Three Years............................................        111.30           28.32              7.72             2.51
  One Year...............................................         31.01           31.01              1.70             1.70


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)


                                                                          COMPARED TO
                                              -------------------------------------------------------------------
                                                                                  MORGAN STANLEY   MORGAN STANLEY
                                              MORGAN STANLEY    MORGAN STANLEY    INTER'L WORLD    INTER'L WORLD
                                              EAFE INDEX (17)   EAFE INDEX (17)     INDEX (21)       INDEX (21)
                                               CUMULATIVE %      ANNUALIZED %      CUMULATIVE %     ANNUALIZED %
                                                  RETURN            RETURN            RETURN           RETURN
                                              ---------------   ---------------   --------------   --------------
KEMPER INTERNATIONAL SUBACCOUNT(18)
  Life of Portfolio (from 01/06/92).........       53.34              7.40            72.34             9.52
  Five Years................................       73.96             11.71            88.40            13.51
  Three Years...............................       21.09              6.59            51.41            14.84
  One Year..................................        2.06              2.06            14.17            14.17
KEMPER GLOBAL INCOME SUBACCOUNT
  Life of Portfolio (from 05/01/97).........        2.42              1.44            20.83            12.01
SCUDDER VLIF GLOBAL DISCOVERY SUBACCOUNT
  Life of Portfolio (from 05/01/96).........         N/A               N/A              N/A              N/A
  One Year..................................        2.06              2.06            14.17            14.17
SCUDDER VLIF INTERNATIONAL SUBACCOUNT
  Life of Portfolio (from 05/01/87).........         N/A               N/A              N/A              N/A
  Ten Years.................................       88.77              6.56              N/A              N/A
  Five Years................................       73.96             11.71            88.40            13.51
  Three Years...............................       21.04              6.59            51.41            14.84
  One Year..................................        2.06              2.06            14.17            14.17


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                                                                      AVERAGE
                                                                                                                       ANNUAL
                                                                                                                       TOTAL
                                                                                      TOTAL RETURN(1)                RETURN(2)
                                                                                     (NON-STANDARDIZED)            (STANDARDIZED)
                                                                             ----------------------------------    --------------
                                                YEAR TO DATE      ENDING     CUMULATIVE (%)     ANNUALIZED (%)     ANNUALIZED (%)
                                               (%) RETURN(3)     VALUE(4)        RETURN             RETURN             RETURN
                                               -------------     --------    --------------     --------------     --------------
KEMPER TOTAL RETURN SUBACCOUNT(19).........        18.32%
  Life of Subaccount (from 04/06/82).......                      $247,567        518.84%            12.29%             12.00%
  Life of Portfolio (from 04/06/82)........                       247,567        518.84%            12.29%             12.00%
  Ten Years................................                       128,367        220.84%            12.36%             12.07%
  Five Years...............................                        66,944         67.29%            10.84%              9.74%
  Three Years..............................                        68,093         70.16%            19.39%             17.33%
  One Year.................................                        47,329         18.25%            18.25%             10.63%
KEMPER HORIZON 10+ SUBACCOUNT..............        15.17%
  Life of Subaccount (from 05/01/96).......                        50,846         27.04%            15.42%             11.31%
  Life of Portfolio (from 05/01/96)........                        50,846         27.04%            15.42%             11.31%
  One Year.................................                        46,070         15.10%            15.10%              7.51%
KEMPER HORIZON 5 SUBACCOUNT................        11.16%
  Life of Subaccount (from 05/01/96).......                        48,284         20.63%            11.90%              7.91%
  Life of Portfolio (from 05/01/96)........                        48,284         20.63%            11.90%              7.91%
  One Year.................................                        44,462         11.08%            11.08%              3.75%
SCUDDER VLIF GROWTH & INCOME SUBACCOUNT....        28.67%
  Life of Subaccount (from 05/01/98).......                           N/A            N/A               N/A                N/A
  Life of Portfolio (from 05/02/94)........                        83,736        109.27%            22.30%                N/A
  Three Years..............................                        80,557        101.32%            26.27%                N/A
  One Year.................................                        51,469         28.60%            28.60%                N/A


                                                                            COMPARED TO
                                  -----------------------------------------------------------------------------------------------
                                                                    CONSUMER        CONSUMER       LEHMAN BROS      LEHMAN BROS
                                   STANDARD &      STANDARD &         PRICE           PRICE       GOVT/CORP 1-3    GOVT/CORP 1-3
                                  POOR'S 500(6)   POOR'S 500(6)     INDEX(7)        INDEX(7)      YEAR BOND(13)    YEAR BOND(13)
                                  CUMULATIVE %    ANNUALIZED %    CUMULATIVE %    ANNUALIZED %     CUMULATIVE %     ANNUALIZED %
                                     RETURN          RETURN          RETURN          RETURN           RETURN           RETURN
                                  -------------   -------------   ------------    ------------    -------------    -------------
KEMPER TOTAL RETURN
  SUBACCOUNT(19)
  Life of Portfolio (from
    04/06/82)..................         N/A             N/A             N/A             N/A              N/A             N/A
  Ten Years....................      292.76           14.66           39.93            3.42           103.34            7.35
  Five Years...................      122.76           17.37           13.69            2.60            32.09            5.72
  Three Years..................      111.30           28.32            7.72            2.51            24.45            7.56
  One Year.....................       31.01           31.01            1.70            1.70             6.66            6.66
KEMPER HORIZON 10+ SUBACCOUNT
  Life of Portfolio (from
    05/01/96)..................       48.25           26.62            3.72            2.21            11.59            6.80
  One Year.....................       31.01           31.01            1.70            1.70             6.66            6.66
KEMPER HORIZON 5 SUBACCOUNT
  Life of Portfolio (from
    05/01/96)..................       48.25           26.62            3.72            2.21            11.59            6.80
  One Year.....................       31.01           31.01            1.70            1.70             6.66            6.66
SCUDDER VLIF GROWTH & INCOME
  SUBACCOUNT
  Life of Portfolio (from
    05/02/94)..................         N/A             N/A             N/A             N/A              N/A             N/A
  Three Years..................      111.30           28.32            7.72            2.51            24.45            7.56
  One Year.....................       31.01           31.01            1.70            1.70             6.66            6.66


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)


                                                                          COMPARED TO
                                           -------------------------------------------------------------------------
                                             MERRILL LYNCH       MERRILL LYNCH       LEHMAN BROS       LEHMAN BROS
                                               GOVT/CORP           GOVT/CORP          GOVT/CORP         GOVT/CORP
                                           MASTER INDEX (11)   MASTER INDEX (11)   BOND INDEX (10)   BOND INDEX (10)
                                             CUMULATIVE %        ANNUALIZED %       CUMULATIVE %      ANNUALIZED %
                                                RETURN              RETURN             RETURN            RETURN
                                           -----------------   -----------------   ---------------   ---------------
KEMPER TOTAL RETURN SUBACCOUNT(19)
  Life of Portfolio (from 04/06/82)......          N/A                 N/A                N/A               N/A
  Ten Years..............................       140.51                9.17             139.88              9.14
  Five Years.............................        44.49                7.64              44.24              7.61
  Three Years............................        36.50               10.39              34.68             10.43
  One Year...............................         9.78                9.78               9.76              9.76
KEMPER HORIZON 10+ SUBACCOUNT
  Life of Portfolio (from 05/01/96)......        18.07               10.48              16.45              9.57
  One Year...............................         9.78                9.78               9.76              9.76
KEMPER HORIZON 5 SUBACCOUNT
  Life of Portfolio (from 05/01/96)......        18.07               16.48              16.45              9.57
  One Year...............................         9.78                9.78               9.76              9.76
SCUDDER VLIF GROWTH & INCOME SUBACCOUNT
  Life of Portfolio (from 05/02/94)......          N/A                 N/A                N/A               N/A
  Three Years............................        36.50               10.39              34.68             10.43
  One Year...............................         9.78                9.78               9.76              9.76


The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
 more or less than their original cost. Information regarding the indexes used for comparison were obtained
 from outside sources, have not been independently verified and do not reflect the deduction of
    any Contract charges or fees. See page B-15 for additional information.

                           PERFORMANCE FIGURES--NOTES

  *  N/A Not Applicable


 (1) The Non standardized Total Return figures quoted are based on a hypothetical $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.


 (2) The Standardized Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including the applicable Withdrawal Charge that may be imposed at the end of the quoted period. Premium taxes are not reflected.

 (3) The Year to Date percentage return figures quoted are based on the change in unit values.

 (4) The Ending Values quoted are based on a $10,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.

 (5) The Dow Jones Industrial Average is an unmanaged unweighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends.

 (6) The Standard & Poor's 500 Stock Index is an unmanaged weighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends.

 (7) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.

 (8) The CDA Certificate of Deposit Index is provided by CDA Investment Technologies, Inc., Silver Spring, Maryland, and is based upon a statistical sampling of the yield of 30-day certificates of deposit of major commercial banks. Yield is based upon a monthly compounding of interest.

 (9) The Salomon Brothers High Grade Corporate Bond Index is on a total return basis with all dividends reinvested and is comprised of high grade long-term industrial and utility bonds rated in the top two rating categories.

(10) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or Standard & Poor's, BBB by Fitch Investors Service.

(11) The Merrill Lynch Government/Corporate Master Index is based upon the total returns with all dividends reinvested of 4,000 corporate and 300 government bonds issued with an intermediate average maturity and an average quality rating of Aa (Moody's Investors Service, Inc.) /AA (Standard & Poor's Corporation).

(12) The Lehman Brothers Long Government/Corporate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are balanced monthly by market capitalization.

(13) The Lehman Brothers Government/Corporate 1-3 Year Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and three years.

(14) The Standard & Poor's Midcap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. The index was developed with a base level of 100 as of December 31, 1990.

(15) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The index was developed with a base level of 100 as of February 5, 1971. (23) From May 1, 1996 to December 31, 1996.

(16) The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The index was developed with a base value of
     135.00 as of December 31, 1986.

(17) The Morgan Stanley EAFE is the Morgan Stanley Capital International Europe, Australia, Far East index. This index is an unmanaged index that is considered to be generally representative of major non-United States stock markets.

(18) There are special risks associated with investing in non-U.S. companies, including fluctuating foreign currency exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect portfolio securities.

(19) The high yield potential offered by these Subaccounts reflect the substantial risks associated with investments in high-yield bonds.


(20) An investment in the Kemper Money Market Subaccount is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Kemper Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.


(21) The Morgan Stanley International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore/Malaysia, South Africa Gold, Spain, Switzerland, United Kingdom, and the United States. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The index covers about 60% of the issues listed on the exchanges of the countries included.

The following tables illustrate an assumed $40,000 investment in shares of certain Subaccounts. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Each table covers the period from the inception date of each Fund to December 31, 1997.
--------------------------------------------------------------------------------

          KEMPER MONEY MARKET SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1982    ...............................    $43,058
1983    ...............................     46,405
1984    ...............................     50,670
1985    ...............................     54,094
1986    ...............................     56,926
1987    ...............................     59,885
1988    ...............................     63,514
1989    ...............................     68,402
1990    ...............................     72,994
1991    ...............................     76,270
1992    ...............................     77,820
1993    ...............................     78,968
1994    ...............................     81,012
1995    ...............................     84,434
1996    ...............................     87,447
1997    ...............................     90,778

           KEMPER GOVERNMENT SECURITIES
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1987    ...............................    $40,113
1988    ...............................     40,801
1989    ...............................     46,074
1990    ...............................     49,929
1991    ...............................     56,785
1992    ...............................     59,330
1993    ...............................     62,326
1994    ...............................     59,688
1995    ...............................     70,150
1996    ...............................     70,995
1997    ...............................     76,290

           KEMPER INVESTMENT GRADE BOND
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $41,050
1997    ...............................     44,143

         KEMPER GLOBAL INCOME SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1997    ...............................    $40,769

           KEMPER HORIZON 5 SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $43,438
1997    ...............................     48,284

           KEMPER HIGH YIELD SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1982    ..............................    $ 49,485
1983    ..............................      56,063
1984    ..............................      62,318
1985    ..............................      74,895
1986    ..............................      87,061
1987    ..............................      90,996
1988    ..............................     104,077
1989    ..............................     101,381
1990    ..............................      84,537
1991    ..............................     126,794
1992    ..............................     147,376
1993    ..............................     174,554
1994    ..............................     168,457
1995    ..............................     195,187
1996    ..............................     219,553
1997    ..............................     241,465

          KEMPER HORIZON 10+ SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $44,147
1997    ...............................     50,846

          KEMPER TOTAL RETURN SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1982    ..............................    $ 49,393
1983    ..............................      57,379
1984    ..............................      53,853
1985    ..............................      68,340
1986    ..............................      77,673
1987    ..............................      77,143
1988    ..............................      85,302
1989    ..............................     104,435
1990    ..............................     108,255
1991    ..............................     147,444
1992    ..............................     147,925
1993    ..............................     163,685
1994    ..............................     145,429
1995    ..............................     182,252
1996    ..............................     209,232
1997    ..............................     247,567

          KEMPER HORIZON 20+ SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $45,734
1997    ...............................     54,346

          KEMPER VALUE+GROWTH SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $45,430
1997    ...............................     56,224

           KEMPER BLUE CHIP SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1997    ...............................    $44,209

         KEMPER INTERNATIONAL SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1992    ...............................    $39,254
1993    ...............................     51,478
1994    ...............................     48,933
1995    ...............................     54,820
1996    ...............................     62,622
1997    ...............................     67,606

        KEMPER CONTRARIAN VALUE SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $46,525
1997    ...............................     59,838

        KEMPER SMALL CAP VALUE SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $40,371
1997    ...............................     48,477

        KEMPER SMALL CAP GROWTH SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1994    ...............................    $41,213
1995    ...............................     52,892
1996    ...............................     66,844
1997    ...............................     88,491

             KEMPER GROWTH SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1983    ..............................    $ 41,162
1984    ..............................      45,032
1985    ..............................      55,642
1986    ..............................      60,009
1987    ..............................      60,235
1988    ..............................      59,688
1989    ..............................      75,584
1990    ..............................      75,035
1991    ..............................     118,212
1992    ..............................     120,811
1993    ..............................     136,674
1994    ..............................     128,086
1995    ..............................     170,516
1996    ..............................     203,807
1997    ..............................     243,929

               SCUDDER VLIF GLOBAL
               DISCOVERY SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $41,810
1997    ...............................     46,339

          SCUDDER VLIF GROWTH AND INCOME
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1994    ...............................    $41,578
1995    ...............................     54,351
1996    ...............................     65,077
1997    ...............................     83,736

      SCUDDER VLIF INTERNATIONAL SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1987    ...............................    $35,409
1988    ...............................     40,769
1989    ...............................     55,419
1990    ...............................     50,462
1991    ...............................     55,468
1992    ...............................     53,012
1993    ...............................     72,052
1994    ...............................     70,457
1995    ...............................     77,786
1996    ...............................     87,390
1997    ...............................    943,997

           SCUDDER VLIF CAPITAL GROWTH
                    SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1985    ..............................    $ 43,878
1986    ..............................      52,927
1987    ..............................      51,190
1988    ..............................      61,634
1989    ..............................      74,624
1990    ..............................      68,087
1991    ..............................      93,734
1992    ..............................      98,364
1993    ..............................     117,263
1994    ..............................     103,424
1995    ..............................     133,489
1996    ..............................     157,011
1997    ..............................     210,213

             JANUS GROWTH SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1993    ...............................    $41,230
1994    ...............................     41,700
1995    ...............................     53,835
1996    ...............................     62,659
1997    ...............................     75,123

       WARBURG PINCUS POST-VENTURE CAPITAL
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1996    ...............................    $38,903
1997    ...............................     43,483

TAX-DEFERRED ACCUMULATION

                                                                 NON-QUALIFIED
                                                                    ANNUITY                   CONVENTIONAL
                                                            AFTER-TAX CONTRIBUTIONS           SAVINGS PLAN
                                                           AND TAX-DEFERRED EARNINGS.           AFTER-TAX
                                                        --------------------------------      CONTRIBUTIONS
                                                                           TAXABLE LUMP        AND TAXABLE
                                                        NO WITHDRAWALS    SUM WITHDRAWAL        EARNINGS.
                                                        --------------    --------------      -------------
10 Years..........................................         $107,946          $ 86,448           $ 81,693
20 Years..........................................          233,048           165,137            133,476
30 Years..........................................          503,133           335,021            218,082

This chart compares the accumulation of a $50,000 initial investment into a Non-Qualified Annuity and a Conventional Savings Plan. Contributions to the Non-Qualified Annuity and the Conventional Savings Plan are made after-tax. Only the gain in the Non-Qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contracts. Income on Non-Qualified Annuities is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the prospectus. The chart does not reflect the following annuity charges and expenses: 1.25% mortality and expense risk; .10% administration charges; 7% maximum deferred withdrawal charge; and $30 annual records maintenance charge. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts. [IMPORTANT--THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN].

Unlike savings plans, contributions to Non-Qualified Annuities provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a Non-Qualified Annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                                STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS


The statements of assets and liabilities and contract owners' equity of the Separate Account as of December 31, 1997 and the related statements of operations for the year then ended and the statements of changes in contract owners' equity for the year then ended has been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



The statement of changes in contract owners' equity of the Separate Account for the year ended December 31, 1996 has been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to other variable annuity contracts offered by KILICO through the Separate Account. As of the date of this Statement of Additional Information, no assets attributable to the Contracts are reflected as the Contracts were not offered prior to such date. In addition, the financial statements for the Separate Account reflect Subaccounts that are not available under the Contracts.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       REPORT OF INDEPENDENT ACCOUNTANTS

THE BOARD OF DIRECTORS OF
KEMPER INVESTORS LIFE INSURANCE COMPANY AND
CONTRACT OWNERS OF KILICO VARIABLE ANNUITY SEPARATE ACCOUNT:

We have audited the accompanying statements of assets and liabilities and contract owners' equity of the Kemper Money Market Subaccount, Kemper Money Market Subaccount #2, Kemper Total Return Subaccount, Kemper High Yield Subaccount, Kemper Growth Subaccount, Kemper Government Securities Subaccount, Kemper International Subaccount, Kemper Small Cap Growth Subaccount, Kemper Investment Grade Bond Subaccount, Kemper Contrarian Value Subaccount, Kemper Small Cap Value Subaccount, Kemper Value+Growth Subaccount, Kemper Horizon 20+ Subaccount, Kemper Horizon 10+ Subaccount, Kemper Horizon 5 Subaccount, Kemper Global Income Subaccount and Kemper Blue Chip Subaccount (investment options within the Investors Fund Series), and the Growth Subaccount (investment option within Janus Aspen Series), of KILICO Variable Annuity Separate Account as of December 31, 1997 and the related statements of operations and the statements of changes in contract owners' equity for the year then ended, except for Kemper Global Income Subaccount and Kemper Blue Chip Subaccount as to which the period is May 1, 1997 (commencement of operations) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in contract owners' equity for the year ended December 31, 1996 was audited by other auditors, whose report, dated March 26, 1997, expressed an unqualified opinion on that statement.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the December 31, 1997 financial statements referred to above present fairly, in all material respects, the financial position of the subaccounts of KILICO Variable Annuity Separate Account at December 31, 1997 and the results of their operations and changes in their contract owners' equity for the year then ended, except for Kemper Global Income Subaccount and Kemper Blue Chip Subaccount as to which the period is May 1, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.


PricewaterhouseCoopers LLP


Chicago, Illinois
February 20, 1998

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
KEMPER INVESTORS LIFE INSURANCE COMPANY:


We have audited the accompanying statement of changes in contract owners' equity of the Kemper Money Market Subaccount, Kemper Money Market Subaccount #2, Kemper Total Return Subaccount, Kemper High Yield Subaccount, Kemper Growth Subaccount, Kemper Government Securities Subaccount, Kemper International Subaccount, Kemper Small Cap Growth Subaccount, Kemper Investment Grade Bond Subaccount, Kemper Contrarian Value Subaccount, Kemper Small Cap Value Subaccount, Kemper Value+Growth Subaccount, Kemper Horizon 20+ Subaccount, Kemper Horizon 10+ Subaccount, and Kemper Horizon 5 Subaccount (investment options within the Investors Fund Series), and the Growth Subaccount (investment option within Janus Aspen Series) of KILICO Variable Annuity Separate Account (the Account) for the year ended December 31, 1996. This financial statement is the responsibility of the Account's management. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the changes in the contract owners' equity of the subaccounts of KILICO Variable Annuity Separate Account for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                       KPMG LLP


Chicago, Illinois
March 26, 1997

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES AND CONTRACT OWNERS' EQUITY

DECEMBER 31, 1997
(IN THOUSANDS)

                                                             INVESTORS FUND SERIES
                                 ------------------------------------------------------------------------------
                                   KEMPER        KEMPER         KEMPER       KEMPER                    KEMPER
                                   MONEY          MONEY         TOTAL         HIGH        KEMPER     GOVERNMENT
                                   MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                 SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                 ----------   -------------   ----------   ----------   ----------   ----------
ASSETS
  Investments in underlying
    portfolio funds, at current
    values.....................   $73,754         6,379        743,633      306,171      527,701       72,906
  Dividends and other
    receivables................       200            17            142           40           69            5
                                  -------         -----        -------      -------      -------       ------
         Total assets..........    73,954         6,396        743,775      306,211      527,770       72,911
                                  -------         -----        -------      -------      -------       ------
LIABILITIES AND CONTRACT
  OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      and administrative
      charges..................        82            --            796          327          564           78
    Other payables.............       118             2            195           63          106           12
                                  -------         -----        -------      -------      -------       ------
         Total liabilities.....       200             2            991          390          670           90
                                  -------         -----        -------      -------      -------       ------
  Contract owners' equity......   $73,754         6,394        742,784      305,821      527,100       72,821
                                  =======         =====        =======      =======      =======       ======
ANALYSIS OF CONTRACT OWNERS'
  EQUITY
  Excess of proceeds from units
    sold over payments for
    units redeemed.............   $ 3,881         5,218        203,480       96,788      187,968       39,559
  Accumulated net investment
    income (loss)..............    69,873         1,176        301,262      181,924      202,725       30,968
  Accumulated net realized gain
    on sales of investments....        --            --         88,300        6,525       61,033        1,024
  Unrealized appreciation of
    investments................        --            --        149,742       20,584       75,374        1,270
                                  -------         -----        -------      -------      -------       ------
  Contract owners' equity......   $73,754         6,394        742,784      305,821      527,100       72,821
                                  =======         =====        =======      =======      =======       ======

                                   INVESTORS FUND SERIES
                                 --------------------------
                                                   KEMPER
                                    KEMPER       SMALL CAP
                                 INTERNATIONAL     GROWTH
                                  SUBACCOUNT     SUBACCOUNT
                                 -------------   ----------
ASSETS
  Investments in underlying
    portfolio funds, at current
    values.....................     160,865       112,970
  Dividends and other
    receivables................          28            25
                                    -------       -------
         Total assets..........     160,893       112,995
                                    -------       -------
LIABILITIES AND CONTRACT
  OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      and administrative
      charges..................         172           115
    Other payables.............         125            17
                                    -------       -------
         Total liabilities.....         297           132
                                    -------       -------
  Contract owners' equity......     160,596       112,863
                                    =======       =======
ANALYSIS OF CONTRACT OWNERS'
  EQUITY
  Excess of proceeds from units
    sold over payments for
    units redeemed.............     107,157        72,054
  Accumulated net investment
    income (loss)..............       7,987         7,311
  Accumulated net realized gain
    on sales of investments....      18,107        11,120
  Unrealized appreciation of
    investments................      27,345        22,378
                                    -------       -------
  Contract owners' equity......     160,596       112,863
                                    =======       =======


See accompanying notes to financial statements.

                                                    INVESTORS FUND SERIES
    ---------------------------------------------------------------------------------------------------------------------
      KEMPER       KEMPER       KEMPER       KEMPER       KEMPER       KEMPER
    INVESTMENT   CONTRARIAN   SMALL CAP      VALUE+      HORIZON      HORIZON       KEMPER        KEMPER         KEMPER
    GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5    GLOBAL INCOME   BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------------   ----------
      5,463        78,165       33,296       27,952       6,474        9,169        4,902           326          2,080
          1            20           14           21           5            4            3            --              3
      -----        ------       ------       ------       -----        -----        -----           ---          -----
      5,464        78,185       33,310       27,973       6,479        9,173        4,905           326          2,083
      -----        ------       ------       ------       -----        -----        -----           ---          -----
          5            68           35           29           7           10            5            --              2
          1            35           25           23           4            3            2            --              3
      -----        ------       ------       ------       -----        -----        -----           ---          -----
          6           103           60           52          11           13            7            --              5
      -----        ------       ------       ------       -----        -----        -----           ---          -----
      5,458        78,082       33,250       27,921       6,468        9,160        4,898           326          2,078
      =====        ======       ======       ======       =====        =====        =====           ===          =====
      5,144        64,882       28,513       23,759       5,342        7,793        4,402           307          2,017
        (37)         (395)        (220)        (224)        (86)         (83)         (47)           (7)           (20)
         73         2,762        1,143          618         177          138           98            21             27
        278        10,833        3,814        3,768       1,035        1,312          445             5             54
      -----        ------       ------       ------       -----        -----        -----           ---          -----
      5,458        78,082       33,250       27,921       6,468        9,160        4,898           326          2,078
      =====        ======       ======       ======       =====        =====        =====           ===          =====

     JANUS ASPEN SERIES
     ------------------

           GROWTH
         SUBACCOUNT
         ----------
           29,665
               13
           ------
           29,678
           ------
               31
               --
           ------
               31
           ------
           29,647
           ======
           23,713
              668
              916
            4,350
           ------
           29,647
           ======

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                                                 INVESTORS FUND SERIES
                                     ------------------------------------------------------------------------------
                                       KEMPER        KEMPER         KEMPER                                 KEMPER
                                       MONEY          MONEY         TOTAL        KEMPER       KEMPER     GOVERNMENT
                                       MARKET        MARKET         RETURN     HIGH YIELD     GROWTH     SECURITIES
                                     SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                     ----------   -------------   ----------   ----------   ----------   ----------
Dividends and capital gains
  distributions....................    $3,938          374         107,616       23,900      112,090       6,229
Expenses:
  Mortality and expense risk and
    administrative charges.........       999            1           9,756        3,824        6,893       1,011
                                       ------          ---         -------       ------      -------       -----
Net investment income (loss).......     2,939          373          97,860       20,076      105,197       5,218
                                       ------          ---         -------       ------      -------       -----
Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on sales
    of investments.................        --           --          21,466        5,634       13,791        (133)
  Change in unrealized appreciation
    (depreciation) of
    investments....................        --           --           1,837        2,376      (29,191)        284
                                       ------          ---         -------       ------      -------       -----
Net realized and unrealized gain
  (loss) on investments............        --           --          23,303        8,010      (15,400)        151
                                       ------          ---         -------       ------      -------       -----
Net increase in contract owners'
  equity resulting from
  operations.......................    $2,939          373         121,163       28,086       89,797       5,369
                                       ======          ===         =======       ======      =======       =====

                                       INVESTORS FUND SERIES
                                     --------------------------
                                                       KEMPER
                                        KEMPER       SMALL CAP
                                     INTERNATIONAL     GROWTH
                                      SUBACCOUNT     SUBACCOUNT
                                     -------------   ----------
Dividends and capital gains
  distributions....................      9,141          8,510
Expenses:
  Mortality and expense risk and
    administrative charges.........      2,301          1,226
                                        ------         ------
Net investment income (loss).......      6,840          7,284
                                        ------         ------
Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on sales
    of investments.................      9,738          8,226
  Change in unrealized appreciation
    (depreciation) of
    investments....................     (2,788)         8,507
                                        ------         ------
Net realized and unrealized gain
  (loss) on investments............      6,950         16,733
                                        ------         ------
Net increase in contract owners'
  equity resulting from
  operations.......................     13,790         24,017
                                        ======         ======


---------------

(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

See accompanying notes to financial statements.

                                                     INVESTORS FUND SERIES
--------------------------------------------------------------------------------------------------------------------------------
      KEMPER       KEMPER       KEMPER        KEMPER        KEMPER        KEMPER                      KEMPER
    INVESTMENT   CONTRARIAN   SMALL CAP       VALUE+        HORIZON       HORIZON       KEMPER        GLOBAL          KEMPER
    GRADE BOND     VALUE        VALUE         GROWTH          20+           10+       HORIZON 5       INCOME         BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT(A)   SUBACCOUNT(A)
    ----------   ----------   ----------   ------------   -----------   -----------   ----------   -------------   -------------
                      303         181           121            40             60          29            --               --
        28
                      621         357           282            98            113          62             7               20
        54
       ---         ------       -----         -----           ---          -----         ---            --              ---
       (26)          (318)       (176)         (161)          (58)           (53)        (33)           (7)             (20)
       ---         ------       -----         -----           ---          -----         ---            --              ---
                    2,750       1,194           619           161            129          97            21               27
        71
                    9,122       3,077         3,038           777            945         320             5               54
       248
       ---         ------       -----         -----           ---          -----         ---            --              ---
       319         11,872       4,271         3,657           938          1,074         417            26               81
       ---         ------       -----         -----           ---          -----         ---            --              ---
                   11,554       4,095         3,496           880          1,021         384            19               61
       293
       ===         ======       =====         =====           ===          =====         ===            ==              ===

     JANUS ASPEN SERIES
---  ------------------

           GROWTH
         SUBACCOUNT
     ------------------
             741
             312
           -----
             429
           -----
             842
           3,150
           -----
           3,992
           -----
           4,421
           =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                                             INVESTORS FUND SERIES
                                 ------------------------------------------------------------------------------
                                   KEMPER        KEMPER         KEMPER       KEMPER                    KEMPER
                                   MONEY          MONEY         TOTAL         HIGH        KEMPER     GOVERNMENT
                                   MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                 SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                 ----------   -------------   ----------   ----------   ----------   ----------
Operations:
  Net investment income
    (loss).....................   $  2,939           373        97,860       20,076      105,197        5,218
  Net realized gain (loss) on
    sales of investments.......         --            --        21,466        5,634       13,791         (133)
  Change in unrealized
    appreciation (depreciation)
    of investments.............         --            --         1,837        2,376      (29,191)         284
                                  --------       -------       -------      -------      -------      -------
    Net increase in contract
      owners' equity resulting
      from operations..........      2,939           373       121,163       28,086       89,797        5,369
                                  --------       -------       -------      -------      -------      -------
Account unit transactions:
  Proceeds from units sold.....     21,938         7,884        36,774       26,456       32,804        6,125
  Net transfers (to) from
    affiliated divisions and
    subaccounts................      7,054       (10,145)      (30,823)        (473)     (35,916)      (6,847)
  Payments for units
    redeemed...................    (17,525)         (213)      (75,741)     (34,745)     (43,779)     (11,513)
                                  --------       -------       -------      -------      -------      -------
    Net increase (decrease) in
      contract owners' equity
      from account unit
      transactions.............     11,467        (2,474)      (69,790)      (8,762)     (46,891)     (12,235)
                                  --------       -------       -------      -------      -------      -------
Total increase (decrease) in
  contract owners' equity......     14,406        (2,101)       51,373       19,324       42,906       (6,866)
Beginning of period............     59,348         8,495       691,411      286,497      484,194       79,687
                                  --------       -------       -------      -------      -------      -------
End of period..................   $ 73,754         6,394       742,784      305,821      527,100       72,821
                                  ========       =======       =======      =======      =======      =======

                                   INVESTORS FUND SERIES
                                 --------------------------
                                                   KEMPER
                                    KEMPER       SMALL CAP
                                 INTERNATIONAL     GROWTH
                                  SUBACCOUNT     SUBACCOUNT
                                 -------------   ----------
Operations:
  Net investment income
    (loss).....................       6,840         7,284
  Net realized gain (loss) on
    sales of investments.......       9,738         8,226
  Change in unrealized
    appreciation (depreciation)
    of investments.............      (2,788)        8,507
                                    -------       -------
    Net increase in contract
      owners' equity resulting
      from operations..........      13,790        24,017
                                    -------       -------
Account unit transactions:
  Proceeds from units sold.....      14,396        14,943
  Net transfers (to) from
    affiliated divisions and
    subaccounts................     (14,865)       11,461
  Payments for units
    redeemed...................     (15,633)       (6,408)
                                    -------       -------
    Net increase (decrease) in
      contract owners' equity
      from account unit
      transactions.............     (16,102)       19,996
                                    -------       -------
Total increase (decrease) in
  contract owners' equity......      (2,312)       44,013
Beginning of period............     162,908        68,850
                                    -------       -------
End of period..................     160,596       112,863
                                    =======       =======


---------------

(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

See accompanying notes to financial statements.

                                                     INVESTORS FUND SERIES
    ------------------------------------------------------------------------------------------------------------------------
      KEMPER       KEMPER       KEMPER       KEMPER       KEMPER       KEMPER
    INVESTMENT   CONTRARIAN   SMALL CAP      VALUE+      HORIZON      HORIZON       KEMPER        KEMPER          KEMPER
    GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5    GLOBAL INCOME     BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT(A)   SUBACCOUNT(A)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------------   -------------
        (26)         (318)        (176)        (161)        (58)         (53)         (33)           (7)             (20)
         71         2,750        1,194          619         161          129           97            21               27
        248         9,122        3,077        3,038         777          945          320             5               54
      -----        ------       ------       ------       -----        -----        -----           ---            -----
        293        11,554        4,095        3,496         880        1,021          384            19               61
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      1,403        16,729        8,235        8,265       1,223        1,730        1,182            44            1,073
      2,113        31,875        9,674        7,531       1,114        1,220        1,152           263            1,027
       (224)       (2,935)      (1,625)      (1,266)       (179)        (395)        (200)           --              (83)
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      3,292        45,669       16,284       14,530       2,158        2,555        2,134           307            2,017
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      3,585        57,223       20,379       18,026       3,038        3,576        2,518           326            2,078
      1,873        20,859       12,871        9,895       3,430        5,584        2,380            --               --
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      5,458        78,082       33,250       27,921       6,468        9,160        4,898           326            2,078
      =====        ======       ======       ======       =====        =====        =====           ===            =====

     JANUS ASPEN SERIES
     ------------------

           GROWTH
         SUBACCOUNT
         ----------
              429
              842
            3,150
           ------
            4,421
           ------
            5,841
            2,785
           (1,058)
           ------
            7,568
           ------
           11,989
           17,658
           ------
           29,647
           ======

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                                                   INVESTORS FUND SERIES
                                       ------------------------------------------------------------------------------
                                         KEMPER        KEMPER         KEMPER       KEMPER                    KEMPER
                                         MONEY          MONEY         TOTAL         HIGH        KEMPER     GOVERNMENT
                                         MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                       SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                       ----------   -------------   ----------   ----------   ----------   ----------
Operations:
  Net investment income (loss).......   $  2,493          243         33,796       21,101       57,547        4,982
  Net realized gain (loss) on sales
    of investments...................         --           --         17,341        4,321       11,516          117
  Change in unrealized appreciation
    (depreciation) of investments....         --           --         42,597        5,924       10,026       (4,343)
                                        --------       ------        -------      -------      -------      -------
    Net increase in contract owners'
      equity resulting from
      operations.....................      2,493          243         93,734       31,346       79,089          756
                                        --------       ------        -------      -------      -------      -------
Account unit transactions:
  Proceeds from units sold...........     22,801       12,928         47,161       36,482       43,192        7,926
  Net transfers (to) from affiliated
    divisions and subaccounts........     (7,498)      (6,807)       (27,829)      (7,862)      (9,293)      (9,264)
  Payments for units redeemed........    (16,282)        (184)       (78,322)     (28,503)     (41,011)     (10,724)
                                        --------       ------        -------      -------      -------      -------
    Net increase (decrease) in
      contract owners' equity from
      account unit transactions......       (979)       5,937        (58,990)         117       (7,112)     (12,062)
                                        --------       ------        -------      -------      -------      -------
Total increase (decrease) in contract
  owners' equity.....................      1,514        6,180         34,744       31,463       71,977      (11,306)
Beginning of period..................     57,834        2,315        656,667      255,034      412,217       90,993
                                        --------       ------        -------      -------      -------      -------
End of period........................   $ 59,348        8,495        691,411      286,497      484,194       79,687
                                        ========       ======        =======      =======      =======      =======

                                         INVESTORS FUND SERIES
                                       --------------------------
                                                         KEMPER
                                          KEMPER       SMALL CAP
                                       INTERNATIONAL     GROWTH
                                        SUBACCOUNT     SUBACCOUNT
                                       -------------   ----------
Operations:
  Net investment income (loss).......         942           478
  Net realized gain (loss) on sales
    of investments...................       5,409         2,710
  Change in unrealized appreciation
    (depreciation) of investments....      14,729         8,276
                                          -------        ------
    Net increase in contract owners'
      equity resulting from
      operations.....................      21,080        11,464
                                          -------        ------
Account unit transactions:
  Proceeds from units sold...........      20,272        13,879
  Net transfers (to) from affiliated
    divisions and subaccounts........         819        11,423
  Payments for units redeemed........     (13,606)       (3,253)
                                          -------        ------
    Net increase (decrease) in
      contract owners' equity from
      account unit transactions......       7,485        22,049
                                          -------        ------
Total increase (decrease) in contract
  owners' equity.....................      28,565        33,513
Beginning of period..................     134,343        35,337
                                          -------        ------
End of period........................     162,908        68,850
                                          =======        ======

---------------
(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

See accompanying notes to financial statements.

                                              INVESTORS FUND SERIES
-----------------------------------------------------------------------------------------------------------------
       KEMPER          KEMPER          KEMPER          KEMPER
     INVESTMENT      CONTRARIAN       SMALL CAP        VALUE+          KEMPER          KEMPER          KEMPER
     GRADE BOND         VALUE           VALUE          GROWTH        HORIZON 20+     HORIZON 10+      HORIZON 5
    SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (11)            (77)            (44)            (63)            (28)            (30)            (14)
            2              12             (51)             (1)             16               9               1
           30           1,711             737             730             258             367             125
        -----          ------          ------           -----           -----           -----           -----
           21           1,646             642             666             246             346             112
        -----          ------          ------           -----           -----           -----           -----
        1,262           9,908           6,111           6,223           2,580           4,108           1,453
          632           9,522           6,244           3,214             620           1,206             887
          (42)           (217)           (126)           (208)            (16)            (76)            (72)
        -----          ------          ------           -----           -----           -----           -----
        1,852          19,213          12,229           9,229           3,184           5,238           2,268
        -----          ------          ------           -----           -----           -----           -----
        1,873          20,859          12,871           9,895           3,430           5,584           2,380
           --              --              --              --              --              --              --
        -----          ------          ------           -----           -----           -----           -----
        1,873          20,859          12,871           9,895           3,430           5,584           2,380
        =====          ======          ======           =====           =====           =====           =====

     JANUS ASPEN SERIES
---  ------------------

           GROWTH
         SUBACCOUNT
         ----------
              200
               74
            1,182
           ------
            1,456
           ------
            3,853
           10,206
             (445)
           ------
           13,614
           ------
           15,070
            2,588
           ------
           17,658
           ======

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

KILICO Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Kemper Corporation. Kemper Corporation was acquired by an investor group led by Zurich Insurance Company ("Zurich") on January 4, 1996. Effective February 27, 1998, KILICO and Kemper Corporation became wholly-owned subsidiaries of Zurich.


The Separate Account is used to fund contracts or certificates (collectively referred to as "contracts") for ADVANTAGE III periodic and flexible payment variable annuity contracts and PASSPORT individual and group variable and market value adjusted deferred annuity contracts. The Separate Account is divided into a total of twenty-eight subaccounts with various subaccount options available to Contract Owners depending upon their respective Contracts. A total of only seventeen subaccount options are presented in the accompanying financial statements, (the Kemper Money Market Subaccounts represent only one subaccount), as available subaccount options to Contract Owners. Each subaccount invests exclusively in the shares of a corresponding portfolio of one of the underlying investment funds; the Investors Fund Series or the Janus Aspen Series (the "Fund"), both of which are open-end diversified management investment companies.


ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

SECURITY VALUATION

The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1997.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on a first in, first out ("FIFO") cost basis.

ACCUMULATION UNIT VALUATION

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Chicago time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the Federal income tax return of KILICO. Under existing Federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the contract and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without Federal income tax consequences.

In early 1998, the Clinton Administration's Fiscal Year 1999 Budget was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities. It is currently unknown whether such proposals will be adopted, amended or omitted in the final 1999 budget approved by Congress.

(2) SUMMARY OF INVESTMENTS

Investments, at cost, at December 31, 1997, are as follows (in thousands):


                                                              SHARES
                                                               OWNED       COST
                                                              ------       ----
INVESTMENTS
INVESTORS FUND SERIES:
Kemper Money Market Subaccount (Money Market and Money
  Market #2 Subaccounts)....................................   80,133   $   80,133
Kemper Total Return Subaccount..............................  263,494      593,891
Kemper High Yield Subaccount................................  236,229      285,587
Kemper Growth Subaccount....................................  175,849      452,327
Kemper Government Securities Subaccount.....................   60,389       71,636
Kemper International Subaccount.............................   99,620      133,520
Kemper Small Cap Growth Subaccount..........................   57,375       90,592
Kemper Investment Grade Bond Subaccount.....................    4,886        5,185
Kemper Contrarian Value Subaccount..........................   51,507       67,332
Kemper Small Cap Value Subaccount...........................   27,124       29,482
Kemper Value+Growth Subaccount..............................   19,616       24,184
Kemper Horizon 20+ Subaccount...............................    4,700        5,439
Kemper Horizon 10+ Subaccount...............................    7,114        7,857
Kemper Horizon 5 Subaccount.................................    4,006        4,457
Kemper Global Income Subaccount.............................      316          321
Kemper Blue Chip Subaccount.................................    1,864        2,026

JANUS ASPEN SERIES FUND:
Growth Subaccount...........................................    1,605       25,315
                                                                        ----------

          TOTAL INVESTMENTS.................................            $1,879,284
                                                                        ==========


The underlying investments of the Fund's subaccounts are summarized below.

INVESTORS FUND SERIES


KEMPER MONEY MARKET SUBACCOUNT: This subaccount invests primarily in short-term obligations of major banks and corporations. The Kemper Money Market Subaccount represents the ADVANTAGE III Kemper Money Market Subaccount and the PASSPORT Kemper Money Market Subaccount #1. Kemper Money Market Subaccount #2 represents funds allocated by the owner of a contract to the dollar cost averaging program. Under the dollar cost averaging program, an owner may predesignate a portion of the subaccount value to be automatically transferred on a monthly basis to one or more of the other subaccounts. This option is only available to PASSPORT individual and group variable and market value adjusted deferred annuity contracts.



KEMPER TOTAL RETURN SUBACCOUNT: This subaccount's investments will normally consist of fixed-income and equity securities. Fixed-income securities will include bonds and other debt securities and preferred stocks. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, the subaccount may also make private placement investments (which are normally restricted securities).



KEMPER HIGH YIELD SUBACCOUNT: This subaccount invests in fixed-income securities, a substantial portion of which are high yielding fixed-income securities. These securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated, and generally will involve more risk than securities in the higher rating categories.



KEMPER GROWTH SUBACCOUNT: This subaccount's investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, it may also make private placement investments (which are normally restricted securities).

KEMPER GOVERNMENT SECURITIES SUBACCOUNT: This subaccount invests primarily in U.S. Government securities. The subaccount will also invest in fixed-income securities other than U.S. Government securities and will engage in options and financial futures transactions.



KEMPER INTERNATIONAL SUBACCOUNT: This subaccount's investments will normally consist of equity securities of non-United States issuers, however, it may also invest in convertible and debt securities of non-United States issuers and foreign currencies.



KEMPER SMALL CAP GROWTH SUBACCOUNT: This subaccount's investments will consist primarily of common stocks and securities convertible into or exchangeable for common stocks and to a limited degree in preferred stocks and debt securities. At least 65% of the subaccount's total assets will be invested in equity securities of companies having a market capitalization of $1 billion or less at the time of initial investment.



KEMPER INVESTMENT GRADE BOND SUBACCOUNT: This subaccount seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities. At least 65% of the subaccount's total assets will be invested in investment grade corporate debt securities, U.S. Government or Canadian Government agencies and commercial paper. The subaccount may also invest in preferred stocks. The subaccount may also invest up to 35% of its total assets in below investment grade debt and will also engage in options and financial futures transactions.



KEMPER CONTRARIAN VALUE (FORMERLY VALUE) SUBACCOUNT: This subaccount seeks to achieve a high rate of total return. The subaccount invests primarily in a diversified portfolio of the common stocks of larger listed companies, which are believed to be undervalued.



KEMPER SMALL CAP VALUE SUBACCOUNT: This subaccount seeks long-term capital appreciation. The subaccount invests primarily in a diversified portfolio of small company equity securities with market capitalization of $100 million to $1.0 billion, which are believed to be undervalued.



KEMPER VALUE+GROWTH SUBACCOUNT: This subaccount seeks growth of capital through professional management of a portfolio of growth and value stocks. These stocks include stocks of large established companies, as well as stocks of small companies. The subaccount may also engage in options and financial futures transactions.



KEMPER HORIZON 20+ SUBACCOUNT: This subaccount is designed for investors with approximately a 20+ year investment horizon, and seeks growth of capital, with income as a secondary objective. The subaccount invests approximately 80% of its total assets in a variety of equity securities and 20% in a variety of fixed income securities.



KEMPER HORIZON 10+ SUBACCOUNT: This subaccount is designed for investors with approximately a 10+year investment horizon, and seeks a balance between growth of capital and income, consistent with moderate risk. The subaccount invests approximately 60% of its total assets in a variety of equity securities and 40% in a variety of fixed income securities.



KEMPER HORIZON 5 SUBACCOUNT: This subaccount is designed for investors with approximately a 5 year investment horizon, and seeks income consistent with a preservation of capital, with growth of capital as a secondary objective. The subaccount invests approximately 40% of its total assets in a variety of equity securities and 60% in a variety of fixed income securities.



KEMPER GLOBAL INCOME SUBACCOUNT: This subaccount seeks to provide high current income consistent with prudent total return asset management. The subaccount will invest in common stocks of well capitalized, established companies that are believed to have the potential for growth of capital, earnings and dividends. At least 65% of the subaccounts total assets in common stocks will be in companies with a market capitalization of at least $1.0 billion at the time of initial investment. The subaccount will also engage in options and financial futures transactions.



KEMPER BLUE CHIP SUBACCOUNT: This subaccount seeks growth of capital and of income. The subaccount will invest in investment grade foreign and U.S. fixed income securities, with at least 65% of the subaccounts total assets invested in securities of issuers located in at least three countries. The subaccount will also engage in options and financial futures transactions.

JANUS ASPEN SERIES

GROWTH SUBACCOUNT: This subaccount seeks long-term growth of capital by investing primarily in common stocks with an emphasis on companies with larger market capitalizations.

(3) TRANSACTIONS WITH AFFILIATES


KILICO assumes mortality risks associated with the annuity contracts and incurs all expenses involved in administering the contracts. In return, KILICO assesses that portion of each subaccount representing assets under the ADVANTAGE III flexible payment contracts with a daily charge for mortality and expense risk and administrative costs which amounts to an aggregate of one percent (1.00%) per annum. KILICO also assesses that portion of each subaccount representing assets under the ADVANTAGE III periodic payment contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and three-tenths percent (1.30%) per annum. KILICO assesses that portion of each subaccount representing assets under PASSPORT individual and group variable and market value adjusted deferred annuity contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. The PASSPORT DCA Kemper Money Market Subaccount #2, available for participation in the dollar cost averaging program, has no daily asset charge deduction.


KILICO also assesses against each ADVANTAGE III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is $36 and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract changes. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each PASSPORT contract participating in one or more of the subaccounts a records maintenance charge of $30 at the end of each contract year. The records maintenance charge for both ADVANTAGE III and PASSPORT contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment.


For contracts issued prior to May 1, 1994, KILICO has undertaken to reimburse each of the ADVANTAGE III Kemper Money Market, Kemper Total Return, Kemper High Yield, and Kemper Growth Subaccounts whose direct and indirect operating expenses exceed eighty hundredths of one percent (.80%) of average daily net assets. In determining reimbursement of direct and indirect operating expenses, for each subaccount, charges for mortality and expense risks and administrative expenses, and records maintenance charges are excluded and, for each subaccount, charges for taxes, extraordinary expenses, and brokerage and transaction costs are excluded. During the year December 31, 1997, no such payment was made.


Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.

Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc., an affiliated company, is the investment manager of the Investors Fund Series portfolios.

Janus Capital Corporation, an unaffiliated company, is the investment manager of the Janus Aspen Series Fund Portfolio.

Investors Brokerage Services, Inc. ("IBS"), a wholly-owned subsidiary of KILICO, is the principal underwriter for the Separate Account.

(4) NET TRANSFERS (TO) FROM AFFILIATED DIVISIONS AND SUBACCOUNTS

Net transfers (to) from affiliated divisions or accounts include transfers of all or part of the Contract Owner's interest to or from another subaccount or to the general account of KILICO.

(5) CONTRACT OWNERS' EQUITY

The Contract Owners' equity is affected by the investment results of, and contract charges to, each subaccount. The accompanying financial statements include only Contract Owners' payments pertaining to the variable portions of their contracts and exclude any payments for the market value adjusted or fixed portions, the latter being included in the general account of KILICO. Contract Owners may elect to annuitize the contract under one of several annuity options, as specified in the prospectus.

Contract Owners' equity at December 31, 1997, is as follows (in thousands, except unit value; differences are due to rounding):


                                                                                                 CONTRACT
                                                                 NUMBER           UNIT           OWNERS'
                                                                OF UNITS         VALUE            EQUITY
                                                                --------         -----           --------
                                 ADVANTAGE III CONTRACTS
INVESTORS FUND SERIES
KEMPER MONEY MARKET SUBACCOUNT
  Flexible Payment, Qualified...............................        633          $2.394         $    1,514
  Flexible Payment, Nonqualified............................      4,338           2.394             10,385
  Periodic Payment, Qualified...............................     11,579           2.285             26,456
  Periodic Payment, Nonqualified............................      4,637           2.285             10,595
                                                                                                ----------
                                                                                                    48,950
                                                                                                ----------
KEMPER TOTAL RETURN SUBACCOUNT
  Flexible Payment, Qualified...............................        864           6.501              5,617
  Flexible Payment, Nonqualified............................      4,277           6.019             25,743
  Periodic Payment, Qualified...............................     82,149           6.205            509,698
  Periodic Payment, Nonqualified............................     13,699           5.781             79,191
                                                                                                ----------
                                                                                                   620,249
                                                                                                ----------
KEMPER HIGH YIELD SUBACCOUNT
  Flexible Payment, Qualified...............................        323           6.341              2,047
  Flexible Payment, Nonqualified............................      2,096           6.071             12,726
  Periodic Payment, Qualified...............................     22,729           6.052            137,554
  Periodic Payment, Nonqualified............................      8,934           5.896             52,674
                                                                                                ----------
                                                                                                   205,001
                                                                                                ----------
KEMPER GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................        227           6.371              1,449
  Flexible Payment, Nonqualified............................      1,162           6.350              7,374
  Periodic Payment, Qualified...............................     54,987           6.112            336,083
  Periodic Payment, Nonqualified............................     11,574           6.103             70,642
                                                                                                ----------
                                                                                                   415,548
                                                                                                ----------
KEMPER GOVERNMENT SECURITIES SUBACCOUNT
  Flexible Payment, Qualified...............................        149           1.725                257
  Flexible Payment, Nonqualified............................        908           1.725              1,566
  Periodic Payment, Qualified...............................     15,434           1.684             25,992
  Periodic Payment, Nonqualified............................     11,033           1.684             18,581
                                                                                                ----------
                                                                                                    46,396
                                                                                                ----------
KEMPER INTERNATIONAL SUBACCOUNT
  Flexible Payment, Qualified...............................        376           1.723                649
  Flexible Payment, Nonqualified............................      1,006           1.723              1,734
  Periodic Payment, Qualified...............................     55,729           1.693             94,356
  Periodic Payment, Nonqualified............................      9,543           1.693             16,157
                                                                                                ----------
                                                                                                   112,896
                                                                                                ----------
KEMPER SMALL CAP GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................        195           2.240                436
  Flexible Payment, Nonqualified............................        657           2.240              1,471
  Periodic Payment, Qualified...............................     33,789           2.216             74,872
  Periodic Payment, Nonqualified............................      4,509           2.216              9,992
                                                                                                ----------
                                                                                                    86,771
                                                                                                ----------
KEMPER INVESTMENT GRADE BOND SUBACCOUNT
  Flexible Payment, Qualified...............................         13           1.111                 15
  Flexible Payment, Nonqualified............................        303           1.111                337
  Periodic Payment, Qualified...............................        694           1.105                767
  Periodic Payment, Nonqualified............................        338           1.105                374
                                                                                                ----------
                                                                                                     1,493
                                                                                                ----------

                                                                                                 CONTRACT
                                                                 NUMBER           UNIT           OWNERS'
                                                                OF UNITS         VALUE            EQUITY
                                                                --------         -----           --------
KEMPER CONTRARIAN VALUE SUBACCOUNT
  Flexible Payment, Qualified...............................         59          $1.505         $       89
  Flexible Payment, Nonqualified............................         95           1.505                143
  Periodic Payment, Qualified...............................     18,994           1.498             28,446
  Periodic Payment, Nonqualified............................      9,619           1.498             14,405
                                                                                                ----------
                                                                                                    43,083
                                                                                                ----------
KEMPER SMALL CAP VALUE SUBACCOUNT
  Flexible Payment, Qualified...............................          3           1.220                  4
  Flexible Payment, Nonqualified............................         58           1.220                 71
  Periodic Payment, Qualified...............................     10,592           1.214             12,855
  Periodic Payment, Nonqualified............................      1,519           1.214              1,843
                                                                                                ----------
                                                                                                    14,773
                                                                                                ----------
KEMPER VALUE+GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................         24           1.414                 33
  Flexible Payment, Nonqualified............................        119           1.414                169
  Periodic Payment, Qualified...............................      4,889           1.407              6,880
  Periodic Payment, Nonqualified............................        824           1.407              1,160
                                                                                                ----------
                                                                                                     8,242
                                                                                                ----------
KEMPER HORIZON 20+ SUBACCOUNT
  Flexible Payment, Qualified...............................         --              --                 --
  Flexible Payment, Nonqualified............................         --              --                 --
  Periodic Payment, Qualified...............................      1,170           1.360              1,592
  Periodic Payment, Nonqualified............................         83           1.360                113
                                                                                                ----------
                                                                                                     1,705
                                                                                                ----------
KEMPER HORIZON 10+ SUBACCOUNT
  Flexible Payment, Qualified...............................         10           1.279                 12
  Flexible Payment, Nonqualified............................          9           1.279                 11
  Periodic Payment, Qualified...............................      1,616           1.273              2,057
  Periodic Payment, Nonqualified............................        261           1.273                332
                                                                                                ----------
                                                                                                     2,412
                                                                                                ----------
KEMPER HORIZON 5 SUBACCOUNT
  Flexible Payment, Qualified...............................         --           1.215                 --
  Flexible Payment, Nonqualified............................         42           1.215                 50
  Periodic Payment, Qualified...............................        917           1.209              1,108
  Periodic Payment, Nonqualified............................        192           1.209                232
                                                                                                ----------
                                                                                                     1,390
                                                                                                ----------
JANUS ASPEN SERIES FUND
GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................         11          19.471                211
  Flexible Payment, Nonqualified............................          7          19.471                144
  Periodic Payment, Qualified...............................      1,357          19.338             26,251
  Periodic Payment, Nonqualified............................        157          19.338              3,041
                                                                                                ----------
                                                                                                    29,647
                                                                                                ----------
    TOTAL ADVANTAGE III CONTRACT OWNERS' EQUITY........................................         $1,638,556
                                                                                                ==========

                                                                                                  CONTRACT
                                                                 NUMBER           UNIT            OWNERS'
                                                                OF UNITS          VALUE            EQUITY
                                                                --------          -----           --------
                                 PASSPORT CONTRACTS
INVESTORS FUND SERIES
KEMPER MONEY MARKET #1 SUBACCOUNT
  Qualified.................................................      4,222          $ 1.199         $    5,062
  Nonqualified..............................................     16,465            1.199             19,742
                                                                                                 ----------
                                                                                                     24,804
                                                                                                 ----------
KEMPER MONEY MARKET #2 SUBACCOUNT
  Qualified.................................................      1,654            1.292              2,136
  Nonqualified..............................................      3,297            1.292              4,258
                                                                                                 ----------
                                                                                                      6,394
                                                                                                 ----------
KEMPER TOTAL RETURN SUBACCOUNT
  Qualified.................................................     17,721            1.685             29,869
  Nonqualified..............................................     54,980            1.685             92,666
                                                                                                 ----------
                                                                                                    122,535
                                                                                                 ----------
KEMPER HIGH YIELD SUBACCOUNT
  Qualified.................................................     13,014            1.883             24,501
  Nonqualified..............................................     40,535            1.883             76,319
                                                                                                 ----------
                                                                                                    100,820
                                                                                                 ----------
KEMPER GROWTH SUBACCOUNT
  Qualified.................................................     15,200            2.066             31,410
  Nonqualified..............................................     38,784            2.066             80,142
                                                                                                 ----------
                                                                                                    111,552
                                                                                                 ----------
KEMPER GOVERNMENT SECURITIES SUBACCOUNT
  Qualified.................................................      4,153            1.359              5,644
  Nonqualified..............................................     15,292            1.359             20,781
                                                                                                 ----------
                                                                                                     26,425
                                                                                                 ----------
KEMPER INTERNATIONAL SUBACCOUNT
  Qualified.................................................      7,020            1.698             11,921
  Nonqualified..............................................     21,070            1.698             35,779
                                                                                                 ----------
                                                                                                     47,700
                                                                                                 ----------
KEMPER SMALL CAP GROWTH SUBACCOUNT
  Qualified.................................................      3,122            2.220              6,930
  Nonqualified..............................................      8,632            2.220             19,162
                                                                                                 ----------
                                                                                                     26,092
                                                                                                 ----------
KEMPER INVESTMENT GRADE BOND SUBACCOUNT
  Qualified.................................................        918            1.106              1,014
  Nonqualified..............................................      2,668            1.106              2,951
                                                                                                 ----------
                                                                                                      3,965
                                                                                                 ----------
KEMPER CONTRARIAN VALUE SUBACCOUNT
  Qualified.................................................      6,437            1.499              9,650
  Nonqualified..............................................     16,911            1.499             25,349
                                                                                                 ----------
                                                                                                     34,999
                                                                                                 ----------
KEMPER SMALL CAP VALUE SUBACCOUNT
  Qualified.................................................      3,943            1.215              4,789
  Nonqualified..............................................     11,269            1.215             13,688
                                                                                                 ----------
                                                                                                     18,477
                                                                                                 ----------
KEMPER VALUE+GROWTH SUBACCOUNT
  Qualified.................................................      3,897            1.408              5,489
  Nonqualified..............................................     10,075            1.408             14,190
                                                                                                 ----------
                                                                                                     19,679
                                                                                                 ----------

                                                                                                  CONTRACT
                                                                 NUMBER           UNIT            OWNERS'
                                                                OF UNITS          VALUE            EQUITY
                                                                --------          -----           --------
KEMPER HORIZON 20+ SUBACCOUNT
  Qualified.................................................      1,058          $ 1.361         $    1,440
  Nonqualified..............................................      2,441            1.361              3,323
                                                                                                 ----------
                                                                                                      4,763
                                                                                                 ----------
KEMPER HORIZON 10+ SUBACCOUNT
  Qualified.................................................      1,090            1.274              1,389
  Nonqualified..............................................      4,206            1.274              5,359
                                                                                                 ----------
                                                                                                      6,748
                                                                                                 ----------
KEMPER HORIZON 5 SUBACCOUNT
  Qualified.................................................        276            1.210                334
  Nonqualified..............................................      2,623            1.210              3,174
                                                                                                 ----------
                                                                                                      3,508
                                                                                                 ----------
KEMPER GLOBAL INCOME SUBACCOUNT
  Qualified.................................................         30            1.020                 30
  Nonqualified..............................................        290            1.020                296
                                                                                                 ----------
                                                                                                        326
                                                                                                 ----------
KEMPER BLUE CHIP SUBACCOUNT
  Qualified.................................................        220            1.106                243
  Nonqualified..............................................      1,659            1.106              1,835
                                                                                                 ----------
                                                                                                      2,078
                                                                                                 ----------
         TOTAL PASSPORT CONTRACT OWNERS' EQUITY.............                                     $  560,865
                                                                                                 ==========

APPENDIX

STATE PREMIUM TAX CHART

                                                                                RATE OF TAX
                                                                    ------------------------------------
                                                                    QUALIFIED              NON-QUALIFIED
                                                                      PLANS                    PLANS
                               STATE                                ---------              -------------
    California..................................................       .50%                     2.35%*
    District of Columbia........................................      2.25%                     2.25%*
    Kentucky....................................................      2.00%*                    2.00%*
    Maine.......................................................        --                      2.00%
    Nevada......................................................        --                      3.50%*
    South Dakota................................................        --                      1.25%
    West Virginia...............................................      1.00%                     1.00%
    Wyoming.....................................................        --                      1.00%

     * Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.

                      STATEMENT OF ADDITIONAL INFORMATION


                             ________________ , 1998



                          [TO BE UPDATED BY AMENDMENT]


--------------------------------------------------------------------------------

             INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE
                      ADJUSTED DEFERRED ANNUITY CONTRACTS

--------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

   HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049     (847) 550-5500

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated January 4, 1999. The Prospectus may be obtained from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.

                               ------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Services to the Separate Account............................     B-1
Performance Information of Subaccounts......................     B-1
State Regulation............................................     B-8
Experts.....................................................     B-8
Financial Statements........................................     B-8

                        SERVICES TO THE SEPARATE ACCOUNT

Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.

The independent auditors for the Separate Account are PricewaterhouseCoopers LLP, Chicago, Illinois, for the year ended December 31, 1997. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the year ended December 31, 1997.


The independent auditors for the Separate Account prior to 1997 were KPMG LLP, Chicago, Illinois, for the periods through December 31, 1996. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the periods through December 31, 1996.


The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly owned subsidiary of KILICO, which enters into selling group agreements with affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to six and one-quarter percent (6 1/4%) of Purchase Payments.

                     PERFORMANCE INFORMATION OF SUBACCOUNTS

As described in the Prospectus, a Subaccount's historical performance may be shown in the form of standardized "average annual total return" and nonstandardized "total return" calculations in the case of all Subaccounts; "yield" information may be provided in the case of the Kemper High Yield Subaccount, the Kemper Government Securities Subaccount, Scudder VLIF Bond Subaccount, PIMCO Low Duration Bond Subaccount and PIMCO Foreign Bond Subaccount; and "yield" and "effective yield" information may be provided in the case of the Scudder VLIF Money Market Subaccount. These various measures of performance are described below.

A Subaccount's standardized average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Withdrawal Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Contract to all Contract Owner accounts. Premium taxes are not included in the term charges. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount over the applicable period.

No standard formula has been prescribed for calculating nonstandardized total return performance. Nonstandardized total return performance for a specific period is calculated by first taking an investment (assumed to be $40,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Premium taxes are not included in the term charges. The nonstandardized total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $40,000 was chosen because that approximates the size of a typical account. The account size used affects the performance figure because the Records Maintenance Charge is a fixed per account charge. Both annualized and nonannualized

(cumulative) nonstandardized total return figures may be provided. Annualized nonstandardized total return figures represent the average annual percentage charge in the value of a Subaccount over the applicable period while nonannualized (cumulative) figures represent the actual percentage change over the applicable period.

Standardized average annual total return quotations will be current to the last day of the calendar quarter and nonstandardized total return quotations will be current to the last day of the calendar month preceding the date on which an advertisement is submitted for publication. Standardized average annual total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio has been held in a Subaccount (life of Subaccount). Nonstandardized total return may cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio held in a Subaccount has been in existence (life of Portfolio). For those underlying Portfolios which have not been held as Subaccounts within the Separate Account for one of the quoted periods, the nonstandardized total return quotations will show the investment performance such underlying Portfolios would have achieved (reduced by the applicable charges) had they been held as Subaccounts within the Separate Account for the period quoted.

Performance information will be shown for periods from April 6, 1982 (inception) for the Kemper High Yield Subaccount. This performance information is stated to reflect that the Separate Account was reorganized on November 3, 1989 as a unit investment trust with Subaccounts investing in corresponding Portfolios of the Fund. In addition, on that date the Kemper Government Securities Subaccount was added to the Separate Account to invest in the Fund's Government Securities Portfolio. For the Kemper Government Securities Subaccount, performance figures will reflect investment experience as if the Kemper Government Securities Subaccount had been available under the Contracts since September 3, 1987, the inception date of the Kemper Government Securities Portfolio.

The yield for the Kemper High Yield Subaccount and the Kemper Government Securities Subaccount is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yields for the Kemper High Yield Subaccount, and the Kemper Government Securities Subaccount, based upon the one month period ended December 31, 1997, were 6.12% and 4.06%, respectively. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the Accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:


                                  a - b      6
                    YIELD = 2[(  -------  +1) - 1]
                                    cd

a = net dividends and interest earned during the period by the Fund attributable to the Subaccount

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d = the Accumulation Unit value per unit on the last day of the period

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of Withdrawal Charges or premium taxes.

The Scudder VLIF Money Market Subaccount's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit value during the period is divided by the Accumulation Unit value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Separate Account's portfolio are not included in the calculation. The Scudder VLIF Money Market Subaccount's yield for the seven-day period ended December 31, 1997 was 3.86% and average portfolio maturity was 33 days.

The Scudder VLIF Money Market Subaccount's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) (365) / (7) - 1. The Scudder VLIF Money Market Subaccount's effective yield for the seven day period ended December 31, 1997 was 3.93%.

In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.

A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first seven years after purchase may be subject to a Withdrawal Charge that ranges from 7% the first year to 0% after seven years. Yield, effective yield and total return do not reflect the effect of the Withdrawal Charge or premium taxes that may be imposed upon the redemption of units. Standardized average annual total return reflects the effect of the applicable Withdrawal Charge (but not premium tax) that may be imposed at the end of the period in question.

The Subaccounts may also provide comparative information on an annualized or nonannualized (cumulative) basis with regard to various indexes, including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Master Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Standard & Poor's Midcap 400 Index, the NASDAQ Composite Index, the Russell 2000 Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. In addition, the Subaccounts may provide performance analysis rankings of Lipper Analytical Services, Inc., the VARDS Report, MORNINGSTAR, INC., Ibbotson Associates or Micropal. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.

The following tables include standardized average annual total return and nonstandardized total return quotations for various periods as of December 31, 1997.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)

                                                                                                                 AVERAGE
                                                                                                                  ANNUAL
                                                                                                                  TOTAL
                                                                                    TOTAL RETURN(1)             RETURN(2)
                                                                                  (NON-STANDARDIZED)          (STANDARDIZED)
                                                                            -------------------------------   --------------
                                              YEAR TO DATE (%)    ENDING    CUMULATIVE (%)   ANNUALIZED (%)   ANNUALIZED (%)
                                                 RETURN(3)       VALUE(4)       RETURN           RETURN           RETURN
                                              ----------------   --------   --------------   --------------   --------------
SCUDDER VLIF MONEY MARKET SUBACCOUNT.......         3.68%
  Life of Subaccount.......................                          N/A           N/A              N/A              N/A
  Life of Portfolio (from 07/16/85)........                       66,670        66.37%            4.17%              N/A
  Ten Years................................                       59,527        48.52%            4.03%              N/A
  Five Years...............................                       46,401        15.70%            2.96%              N/A
  Three Years..............................                       44,855        11.84%            3.80%              N/A
  One Year.................................                       41,529         3.52%            3.52%              N/A
SCUDDER VLIF BOND SUBACCOUNT...............         7.60%
  Life of Subaccount.......................                          N/A           N/A              N/A              N/A
  Life of Portfolio (from 07/16/85)........                       93,437       133.29%            7.03%              N/A
  Ten Years................................                       79,100        97.45%            7.04%              N/A
  Five Years...............................                       52,937        32.04%            5.72%              N/A
  Three Years..............................                       50,864        26.86%            8.25%              N/A
  One Year.................................                       43,039         7.30%            7.30%              N/A
KEMPER HIGH YIELD SUBACCOUNT(5)............        10.08%
  Life of Subaccount (from 04/06/82).......                      241,465       503.59%           12.11%           11.82%
  Life of Portfolio (from 04/06/82)........                      241,465       503.59%           12.11%           11.82%
  Ten Years................................                      106,143       165.28%           10.25%            9.96%
  Five Years...............................                       65,537        63.77%           10.37%            9.27%
  Three Years..............................                       57,336        43.26%           12.73%           10.71%
  One Year.................................                       44,032        10.01%           10.01%            2.75%
KEMPER GOVERNMENT SECURITIES SUBACCOUNT....         7.46%
  Life of Subaccount (from 11/03/89).......                       67,043        67.61%            6.54%            6.26%
  Life of Portfolio (from 09/03/87)........                       76,290        90.65%            6.44%              N/A
  Ten Years................................                       76,075        90.11%            6.64%              N/A
  Five Years...............................                       51,435        28.51%            5.15%            4.10%
  Three Years..............................                       51,126        27.74%            8.50%            6.56%
  One Year.................................                       43,984         7.38%            7.38%             .29%

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
  results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth
more or less than their original cost. See page B-6 for additional information.

                              PERFORMANCE FIGURES
                           (AS OF DECEMBER 31, 1997)
                      (STANDARDIZED AND NON-STANDARDIZED)
                                  (CONTINUED)

                                                                                                                    AVERAGE
                                                                                                                     ANNUAL
                                                                                           TOTAL RETURN(1)           TOTAL
                                                                                         (NON-STANDARDIZED)        RETURN(2)
                                                                                       -----------------------   (STANDARDIZED)
                                                           YEAR TO DATE                CUMULATIVE                --------------
                                                                (%)          ENDING       (%)       ANNUALIZED     ANNUALIZED
                                                             RETURN(3)      VALUE(4)     RETURN     (%) RETURN     (%) RETURN
                                                           ------------     --------   ----------   ----------     ----------
SCUDDER VLIF GROWTH AND INCOME SUBACCOUNT...............       28.67%
  Life of Subaccount (from 05/01/98)....................                        N/A          N/A          N/A           N/A
  Life of Portfolio (from 05/02/94).....................                     83,736      109.27%       22.30%           N/A
  Three Years...........................................                     80,557      101.32%       26.27%           N/A
  One Year..............................................                     51,469       28.60%       28.60%           N/A
KEMPER SMALL CAP GROWTH SUBACCOUNT......................       32.39%
  Life of Subaccount (from 05/02/94)....................                    $88,491      121.15%       24.15%        22.57%
  Life of Portfolio (from 05/02/94).....................                     88,491      121.15%       24.15%        22.57%
  Three Years...........................................                     85,886      114.64%       28.99%        27.14%
  One Year..............................................                     52,954       32.31%       32.31%        24.64%
JANUS ASPEN CAPITAL APPRECIATION SUBACCOUNT(6)..........         N/A
  Life of Subaccount....................................                        N/A          N/A          N/A           N/A
  Life of Portfolio (from 05/01/97).....................                     50,173       25.13%          N/A           N/A
SCUDDER VLIF INTERNATIONAL SUBACCOUNT...................        7.56%
  Life of Subaccount (from 05/01/96)....................                        N/A          N/A          N/A           N/A
  Life of Portfolio (from 05/01/87).....................                     93,997      134.92%        8.33%           N/A
  Ten Years.............................................                    106,185      165.39%       10.25%           N/A
  Five Years............................................                     70,925       77.24%       12.13%           N/A
  Three Years...........................................                     53,364       33.34%       10.06%           N/A
  One Year..............................................                     43,024        7.49%        7.49%           N/A
TEMPLETON DEVELOPING MARKETS SUBACCOUNT(7)..............         N/A
  Life of Subaccount....................................                        N/A          N/A          N/A           N/A
  Life of Portfolio (from 03/01/96)(8)..................                     26,025      -35.24%      -21.08%           N/A
  Life of Portfolio (Class 2 Shares) (from
    05/01/97)(9)........................................                     26,634      -33.72%          N/A           N/A

The performance data quoted for the Subaccounts is based on past performance and is not representative of future
   results. Investment return and principal value will fluctuate so that unit values, when redeemed, may be worth
more or less than their original cost. See page B-6 for additional information.

                           PERFORMANCE FIGURES--NOTES

 *  N/A Not Applicable

(1) The Non standardized Total Return figures quoted are based on a hypothetical $40,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.

(2) The Standardized Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including the applicable Withdrawal Charge that may be imposed at the end of the quoted period. Premium taxes are not reflected.

(3) The Year to Date percentage return figures quoted are based on the change in unit values.

(4) The Ending Values quoted are based on a $10,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except for the Withdrawal Charge and any charge for applicable premium taxes which may be imposed in certain states.

(5) The high yield potential offered by these Subaccounts reflect the substantial risks associated with investments in high-yield bonds.

(6) There is presently no standardized performance data for the Janus Aspen Capital Appreciation Subaccount because it is newly formed. Standardized data will be included when it becomes available.

(7) There is presently no standardized performance data for the Templeton Developing Markets Subaccount because it is newly formed. Standardized data will be included when it becomes available.

(8) Because Class 2 Shares were not offered until May 1, 1997, performance shown for periods prior to that date represents the historical results of Class 1 Shares.

(9) Performance of Class 2 Shares for periods after May 1, 1997 reflects Class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan.

The following tables illustrate an assumed $40,000 investment in shares of certain Subaccounts. The ending value does not include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period, and thus may be higher than if such charge were deducted. Each table covers the period from the inception date of each Fund to December 31, 1997.
--------------------------------------------------------------------------------

         SCUDDER MONEY MARKET SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1985    ...............................    $41,035
1986    ...............................     42,868
1987    ...............................     44,800
1988    ...............................     47,318
1989    ...............................     50,806
1990    ...............................     54,043
1991    ...............................     56,399
1992    ...............................     57,472
1993    ...............................     58,118
1994    ...............................     59,454
1995    ...............................     61,954
1996    ...............................     64,214
1997    ...............................     66,670

         SCUDDER INTERNATIONAL SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1987    ...............................    $35,409
1988    ...............................     40,768
1989    ...............................     55,418
1990    ...............................     50,462
1991    ...............................     55,468
1992    ...............................     53,012
1993    ...............................     72,052
1994    ...............................     70,457
1995    ...............................     77,209
1996    ...............................     87,390
1997    ...............................     93,997

             SCUDDER BOND SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1985    ...............................    $42,748
1986    ...............................     47,334
1987    ...............................     47,250
1988    ...............................     49,145
1989    ...............................     54,117
1990    ...............................     57,674
1991    ...............................     66,903
1992    ...............................     70,603
1993    ...............................     78,257
1994    ...............................     73,480
1995    ...............................     85,651
1996    ...............................     86,839
1997    ...............................     93,437

            SCUDDER GROWTH AND INCOME
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1994    ...............................    $41,578
1995    ...............................     54,021
1996    ...............................     65,077
1997    ...............................     83,736

           KEMPER GOVERNMENT SECURITIES
                    SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1987    ...............................    $40,113
1988    ...............................     40,801
1989    ...............................     46,074
1990    ...............................     49,929
1991    ...............................     56,785
1992    ...............................     59,330
1993    ...............................     62,326
1994    ...............................     59,688
1995    ...............................     70,150
1996    ...............................     70,995
1997    ...............................     76,290

           KEMPER HIGH YIELD SUBACCOUNT
YEAR
ENDED                                      TOTAL
12/31                                      VALUE
-----                                      -----
1982    ..............................    $ 49,485
1983    ..............................      56,063
1984    ..............................      62,318
1985    ..............................      74,895
1986    ..............................      87,061
1987    ..............................      90,996
1988    ..............................     104,077
1989    ..............................     101,381
1990    ..............................      84,537
1991    ..............................     126,794
1992    ..............................     147,376
1993    ..............................     174,554
1994    ..............................     168,457
1995    ..............................     195,187
1996    ..............................     219,553
1997    ..............................     241,465

        KEMPER SMALL CAP GROWTH SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1994    ...............................    $41,213
1995    ...............................     52,892
1996    ...............................     66,844
1997    ...............................     88,491

               JANUS ASPEN CAPITAL
             APPRECIATION SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1997    ...............................    $50,173

               TEMPLETON DEVELOPING
                MARKETS SUBACCOUNT
YEAR
ENDED                                       TOTAL
12/31                                       VALUE
-----                                       -----
1997    ...............................    $26,634

TAX-DEFERRED ACCUMULATION

                                                                 NON-QUALIFIED
                                                                    ANNUITY                   CONVENTIONAL
                                                            AFTER-TAX CONTRIBUTIONS           SAVINGS PLAN
                                                           AND TAX-DEFERRED EARNINGS.           AFTER-TAX
                                                        --------------------------------      CONTRIBUTIONS
                                                                           TAXABLE LUMP        AND TAXABLE
                                                        NO WITHDRAWALS    SUM WITHDRAWAL        EARNINGS.
                                                        --------------    --------------      -------------
10 Years..........................................         $107,946          $ 86,448           $ 81,693
20 Years..........................................          233,048           165,137            133,476
30 Years..........................................          503,133           335,021            218,082

This chart compares the accumulation of a $50,000 initial investment into a Non-Qualified Annuity and a Conventional Savings Plan. Contributions to the Non-Qualified Annuity and the Conventional Savings Plan are made after-tax. Only the gain in the Non-Qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contracts. Income on Non-Qualified Annuities is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the prospectus. The chart does not reflect the following annuity charges and expenses: 1.25% mortality and expense risk; .10% administration charges; 7% maximum deferred withdrawal charge; and $30 annual records maintenance charge. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts. [IMPORTANT--THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN].

Unlike savings plans, contributions to Non-Qualified Annuities provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a Non-Qualified Annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                                STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS

The statements of assets and liabilities and contract owners' equity of the Separate Account as of December 31, 1997 and the related statements of operations for the year then ended and the statements of changes in contract owners' equity for the year then ended has been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


The statement of changes in contract owners' equity of the Separate Account for the year ended December 31, 1996 has been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to other variable annuity contracts offered by KILICO through the Separate Account. As of the date of this Statement of Additional Information, no assets attributable to the Contracts are reflected as the Contracts were not offered prior to such date. In addition, the financial statements for the Separate Account reflect Subaccounts that are not available under the Contracts.

                       REPORT OF INDEPENDENT ACCOUNTANTS

THE BOARD OF DIRECTORS OF
KEMPER INVESTORS LIFE INSURANCE COMPANY AND
CONTRACT OWNERS OF KILICO VARIABLE ANNUITY SEPARATE ACCOUNT:

We have audited the accompanying statements of assets and liabilities and contract owners' equity of the Kemper Money Market Subaccount, Kemper Money Market Subaccount #2, Kemper Total Return Subaccount, Kemper High Yield Subaccount, Kemper Growth Subaccount, Kemper Government Securities Subaccount, Kemper International Subaccount, Kemper Small Cap Growth Subaccount, Kemper Investment Grade Bond Subaccount, Kemper Contrarian Value Subaccount, Kemper Small Cap Value Subaccount, Kemper Value+Growth Subaccount, Kemper Horizon 20+ Subaccount, Kemper Horizon 10+ Subaccount, Kemper Horizon 5 Subaccount, Kemper Global Income Subaccount and Kemper Blue Chip Subaccount (investment options within the Investors Fund Series), and the Growth Subaccount (investment option within Janus Aspen Series), of KILICO Variable Annuity Separate Account as of December 31, 1997 and the related statements of operations and the statements of changes in contract owners' equity for the year then ended, except for Kemper Global Income Subaccount and Kemper Blue Chip Subaccount as to which the period is May 1, 1997 (commencement of operations) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in contract owners' equity for the year ended December 31, 1996 was audited by other auditors, whose report, dated March 26, 1997, expressed an unqualified opinion on that statement.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the December 31, 1997 financial statements referred to above present fairly, in all material respects, the financial position of the subaccounts of KILICO Variable Annuity Separate Account at December 31, 1997 and the results of their operations and changes in their contract owners' equity for the year then ended, except for Kemper Global Income Subaccount and Kemper Blue Chip Subaccount as to which the period is May 1, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.

/s/ PRICEWATERHOUSECOOPERS LLP

Coopers & Lybrand L.L.P.

Chicago, Illinois
February 20, 1998

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
KEMPER INVESTORS LIFE INSURANCE COMPANY:

We have audited the accompanying statement of changes in contract owners' equity of the Kemper Money Market Subaccount, Kemper Money Market Subaccount #2, Kemper Total Return Subaccount, Kemper High Yield Subaccount, Kemper Growth Subaccount, Kemper Government Securities Subaccount, Kemper International Subaccount, Kemper Small Cap Growth Subaccount, Kemper Investment Grade Bond Subaccount, Kemper Contrarian Value Subaccount, Kemper Small Cap Value Subaccount, Kemper Value+Growth Subaccount, Kemper Horizon 20+ Subaccount, Kemper Horizon 10+ Subaccount, and Kemper Horizon 5 Subaccount (investment options within the Investors Fund Series), and the Growth Subaccount (investment option within Janus Aspen Series) of KILICO Variable Annuity Separate Account (the Account) for the year ended December 31, 1996. This financial statement is the responsibility of the Account's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the changes in the contract owners' equity of the subaccounts of KILICO Variable Annuity Separate Account for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                       KPMG LLP


Chicago, Illinois
March 26, 1997

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES AND CONTRACT OWNERS' EQUITY

DECEMBER 31, 1997
(IN THOUSANDS)

                                                             INVESTORS FUND SERIES
                                 ------------------------------------------------------------------------------
                                   KEMPER        KEMPER         KEMPER       KEMPER                    KEMPER
                                   MONEY          MONEY         TOTAL         HIGH        KEMPER     GOVERNMENT
                                   MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                 SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                 ----------   -------------   ----------   ----------   ----------   ----------
ASSETS
  Investments in underlying
    portfolio funds, at current
    values.....................   $73,754         6,379        743,633      306,171      527,701       72,906
  Dividends and other
    receivables................       200            17            142           40           69            5
                                  -------         -----        -------      -------      -------       ------
         Total assets..........    73,954         6,396        743,775      306,211      527,770       72,911
                                  -------         -----        -------      -------      -------       ------
LIABILITIES AND CONTRACT
  OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      and administrative
      charges..................        82            --            796          327          564           78
    Other payables.............       118             2            195           63          106           12
                                  -------         -----        -------      -------      -------       ------
         Total liabilities.....       200             2            991          390          670           90
                                  -------         -----        -------      -------      -------       ------
  Contract owners' equity......   $73,754         6,394        742,784      305,821      527,100       72,821
                                  =======         =====        =======      =======      =======       ======
ANALYSIS OF CONTRACT OWNERS'
  EQUITY
  Excess of proceeds from units
    sold over payments for
    units redeemed.............   $ 3,881         5,218        203,480       96,788      187,968       39,559
  Accumulated net investment
    income (loss)..............    69,873         1,176        301,262      181,924      202,725       30,968
  Accumulated net realized gain
    on sales of investments....        --            --         88,300        6,525       61,033        1,024
  Unrealized appreciation of
    investments................        --            --        149,742       20,584       75,374        1,270
                                  -------         -----        -------      -------      -------       ------
  Contract owners' equity......   $73,754         6,394        742,784      305,821      527,100       72,821
                                  =======         =====        =======      =======      =======       ======

                                   INVESTORS FUND SERIES
                                 --------------------------
                                                   KEMPER
                                    KEMPER       SMALL CAP
                                 INTERNATIONAL     GROWTH
                                  SUBACCOUNT     SUBACCOUNT
                                 -------------   ----------
ASSETS
  Investments in underlying
    portfolio funds, at current
    values.....................     160,865       112,970
  Dividends and other
    receivables................          28            25
                                    -------       -------
         Total assets..........     160,893       112,995
                                    -------       -------
LIABILITIES AND CONTRACT
  OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      and administrative
      charges..................         172           115
    Other payables.............         125            17
                                    -------       -------
         Total liabilities.....         297           132
                                    -------       -------
  Contract owners' equity......     160,596       112,863
                                    =======       =======
ANALYSIS OF CONTRACT OWNERS'
  EQUITY
  Excess of proceeds from units
    sold over payments for
    units redeemed.............     107,157        72,054
  Accumulated net investment
    income (loss)..............       7,987         7,311
  Accumulated net realized gain
    on sales of investments....      18,107        11,120
  Unrealized appreciation of
    investments................      27,345        22,378
                                    -------       -------
  Contract owners' equity......     160,596       112,863
                                    =======       =======

See accompanying notes to financial statements.

                                                    INVESTORS FUND SERIES
    ---------------------------------------------------------------------------------------------------------------------
      KEMPER       KEMPER       KEMPER       KEMPER       KEMPER       KEMPER
    INVESTMENT   CONTRARIAN   SMALL CAP      VALUE+      HORIZON      HORIZON       KEMPER        KEMPER         KEMPER
    GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5    GLOBAL INCOME   BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------------   ----------
      5,463        78,165       33,296       27,952       6,474        9,169        4,902           326          2,080
          1            20           14           21           5            4            3            --              3
      -----        ------       ------       ------       -----        -----        -----           ---          -----
      5,464        78,185       33,310       27,973       6,479        9,173        4,905           326          2,083
      -----        ------       ------       ------       -----        -----        -----           ---          -----
          5            68           35           29           7           10            5            --              2
          1            35           25           23           4            3            2            --              3
      -----        ------       ------       ------       -----        -----        -----           ---          -----
          6           103           60           52          11           13            7            --              5
      -----        ------       ------       ------       -----        -----        -----           ---          -----
      5,458        78,082       33,250       27,921       6,468        9,160        4,898           326          2,078
      =====        ======       ======       ======       =====        =====        =====           ===          =====
      5,144        64,882       28,513       23,759       5,342        7,793        4,402           307          2,017
        (37)         (395)        (220)        (224)        (86)         (83)         (47)           (7)           (20)
         73         2,762        1,143          618         177          138           98            21             27
        278        10,833        3,814        3,768       1,035        1,312          445             5             54
      -----        ------       ------       ------       -----        -----        -----           ---          -----
      5,458        78,082       33,250       27,921       6,468        9,160        4,898           326          2,078
      =====        ======       ======       ======       =====        =====        =====           ===          =====

     JANUS ASPEN SERIES
     ------------------

           GROWTH
         SUBACCOUNT
         ----------
           29,665
               13
           ------
           29,678
           ------
               31
               --
           ------
               31
           ------
           29,647
           ======
           23,713
              668
              916
            4,350
           ------
           29,647
           ======

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                                                 INVESTORS FUND SERIES
                                     ------------------------------------------------------------------------------
                                       KEMPER        KEMPER         KEMPER                                 KEMPER
                                       MONEY          MONEY         TOTAL        KEMPER       KEMPER     GOVERNMENT
                                       MARKET        MARKET         RETURN     HIGH YIELD     GROWTH     SECURITIES
                                     SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                     ----------   -------------   ----------   ----------   ----------   ----------
Dividends and capital gains
  distributions....................    $3,938          374         107,616       23,900      112,090       6,229
Expenses:
  Mortality and expense risk and
    administrative charges.........       999            1           9,756        3,824        6,893       1,011
                                       ------          ---         -------       ------      -------       -----
Net investment income (loss).......     2,939          373          97,860       20,076      105,197       5,218
                                       ------          ---         -------       ------      -------       -----
Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on sales
    of investments.................        --           --          21,466        5,634       13,791        (133)
  Change in unrealized appreciation
    (depreciation) of
    investments....................        --           --           1,837        2,376      (29,191)        284
                                       ------          ---         -------       ------      -------       -----
Net realized and unrealized gain
  (loss) on investments............        --           --          23,303        8,010      (15,400)        151
                                       ------          ---         -------       ------      -------       -----
Net increase in contract owners'
  equity resulting from
  operations.......................    $2,939          373         121,163       28,086       89,797       5,369
                                       ======          ===         =======       ======      =======       =====

                                       INVESTORS FUND SERIES
                                     --------------------------
                                                       KEMPER
                                        KEMPER       SMALL CAP
                                     INTERNATIONAL     GROWTH
                                      SUBACCOUNT     SUBACCOUNT
                                     -------------   ----------
Dividends and capital gains
  distributions....................      9,141          8,510
Expenses:
  Mortality and expense risk and
    administrative charges.........      2,301          1,226
                                        ------         ------
Net investment income (loss).......      6,840          7,284
                                        ------         ------
Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on sales
    of investments.................      9,738          8,226
  Change in unrealized appreciation
    (depreciation) of
    investments....................     (2,788)         8,507
                                        ------         ------
Net realized and unrealized gain
  (loss) on investments............      6,950         16,733
                                        ------         ------
Net increase in contract owners'
  equity resulting from
  operations.......................     13,790         24,017
                                        ======         ======

---------------

(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

See accompanying notes to financial statements.

                                                     INVESTORS FUND SERIES
--------------------------------------------------------------------------------------------------------------------------------
      KEMPER       KEMPER       KEMPER        KEMPER        KEMPER        KEMPER                      KEMPER
    INVESTMENT   CONTRARIAN   SMALL CAP       VALUE+        HORIZON       HORIZON       KEMPER        GLOBAL          KEMPER
    GRADE BOND     VALUE        VALUE         GROWTH          20+           10+       HORIZON 5       INCOME         BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT(A)   SUBACCOUNT(A)
    ----------   ----------   ----------   ------------   -----------   -----------   ----------   -------------   -------------
                      303         181           121            40             60          29            --               --
        28
                      621         357           282            98            113          62             7               20
        54
       ---         ------       -----         -----           ---          -----         ---            --              ---
       (26)          (318)       (176)         (161)          (58)           (53)        (33)           (7)             (20)
       ---         ------       -----         -----           ---          -----         ---            --              ---
        71          2,750       1,194           619           161            129          97            21               27

       248          9,122       3,077         3,038           777            945         320             5               54
       ---         ------       -----         -----           ---          -----         ---            --              ---
       319         11,872       4,271         3,657           938          1,074         417            26               81
       ---         ------       -----         -----           ---          -----         ---            --              ---
       293         11,554       4,095         3,496           880          1,021         384            19               61
       ===         ======       =====         =====           ===          =====         ===            ==              ===

     JANUS ASPEN SERIES
     ------------------

           GROWTH
         SUBACCOUNT
     ------------------
             741

             312
           -----
             429
           -----

             842
           3,150
           -----
           3,992
           -----

           4,421
           =====

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                                             INVESTORS FUND SERIES
                                 ------------------------------------------------------------------------------
                                   KEMPER        KEMPER         KEMPER       KEMPER                    KEMPER
                                   MONEY          MONEY         TOTAL         HIGH        KEMPER     GOVERNMENT
                                   MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                 SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                 ----------   -------------   ----------   ----------   ----------   ----------
Operations:
  Net investment income
    (loss).....................   $  2,939           373        97,860       20,076      105,197        5,218
  Net realized gain (loss) on
    sales of investments.......         --            --        21,466        5,634       13,791         (133)
  Change in unrealized
    appreciation (depreciation)
    of investments.............         --            --         1,837        2,376      (29,191)         284
                                  --------       -------       -------      -------      -------      -------
    Net increase in contract
      owners' equity resulting
      from operations..........      2,939           373       121,163       28,086       89,797        5,369
                                  --------       -------       -------      -------      -------      -------
Account unit transactions:
  Proceeds from units sold.....     21,938         7,884        36,774       26,456       32,804        6,125
  Net transfers (to) from
    affiliated divisions and
    subaccounts................      7,054       (10,145)      (30,823)        (473)     (35,916)      (6,847)
  Payments for units
    redeemed...................    (17,525)         (213)      (75,741)     (34,745)     (43,779)     (11,513)
                                  --------       -------       -------      -------      -------      -------
    Net increase (decrease) in
      contract owners' equity
      from account unit
      transactions.............     11,467        (2,474)      (69,790)      (8,762)     (46,891)     (12,235)
                                  --------       -------       -------      -------      -------      -------
Total increase (decrease) in
  contract owners' equity......     14,406        (2,101)       51,373       19,324       42,906       (6,866)
Beginning of period............     59,348         8,495       691,411      286,497      484,194       79,687
                                  --------       -------       -------      -------      -------      -------
End of period..................   $ 73,754         6,394       742,784      305,821      527,100       72,821
                                  ========       =======       =======      =======      =======      =======

                                   INVESTORS FUND SERIES
                                 --------------------------
                                                   KEMPER
                                    KEMPER       SMALL CAP
                                 INTERNATIONAL     GROWTH
                                  SUBACCOUNT     SUBACCOUNT
                                 -------------   ----------
Operations:
  Net investment income
    (loss).....................       6,840         7,284
  Net realized gain (loss) on
    sales of investments.......       9,738         8,226
  Change in unrealized
    appreciation (depreciation)
    of investments.............      (2,788)        8,507
                                    -------       -------
    Net increase in contract
      owners' equity resulting
      from operations..........      13,790        24,017
                                    -------       -------
Account unit transactions:
  Proceeds from units sold.....      14,396        14,943
  Net transfers (to) from
    affiliated divisions and
    subaccounts................     (14,865)       11,461
  Payments for units
    redeemed...................     (15,633)       (6,408)
                                    -------       -------
    Net increase (decrease) in
      contract owners' equity
      from account unit
      transactions.............     (16,102)       19,996
                                    -------       -------
Total increase (decrease) in
  contract owners' equity......      (2,312)       44,013
Beginning of period............     162,908        68,850
                                    -------       -------
End of period..................     160,596       112,863
                                    =======       =======

---------------

(a) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

See accompanying notes to financial statements.

                                                     INVESTORS FUND SERIES
    ------------------------------------------------------------------------------------------------------------------------
      KEMPER       KEMPER       KEMPER       KEMPER       KEMPER       KEMPER
    INVESTMENT   CONTRARIAN   SMALL CAP      VALUE+      HORIZON      HORIZON       KEMPER        KEMPER          KEMPER
    GRADE BOND     VALUE        VALUE        GROWTH        20+          10+       HORIZON 5    GLOBAL INCOME     BLUE CHIP
    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT(A)   SUBACCOUNT(A)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------------   -------------
        (26)         (318)        (176)        (161)        (58)         (53)         (33)           (7)             (20)
         71         2,750        1,194          619         161          129           97            21               27
        248         9,122        3,077        3,038         777          945          320             5               54
      -----        ------       ------       ------       -----        -----        -----           ---            -----
        293        11,554        4,095        3,496         880        1,021          384            19               61
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      1,403        16,729        8,235        8,265       1,223        1,730        1,182            44            1,073
      2,113        31,875        9,674        7,531       1,114        1,220        1,152           263            1,027
       (224)       (2,935)      (1,625)      (1,266)       (179)        (395)        (200)           --              (83)
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      3,292        45,669       16,284       14,530       2,158        2,555        2,134           307            2,017
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      3,585        57,223       20,379       18,026       3,038        3,576        2,518           326            2,078
      1,873        20,859       12,871        9,895       3,430        5,584        2,380            --               --
      -----        ------       ------       ------       -----        -----        -----           ---            -----
      5,458        78,082       33,250       27,921       6,468        9,160        4,898           326            2,078
      =====        ======       ======       ======       =====        =====        =====           ===            =====

     JANUS ASPEN SERIES
     ------------------

           GROWTH
         SUBACCOUNT
         ----------
              429
              842
            3,150
           ------
            4,421
           ------
            5,841
            2,785
           (1,058)
           ------
            7,568
           ------
           11,989
           17,658
           ------
           29,647
           ======

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                                                   INVESTORS FUND SERIES
                                       ------------------------------------------------------------------------------
                                         KEMPER        KEMPER         KEMPER       KEMPER                    KEMPER
                                         MONEY          MONEY         TOTAL         HIGH        KEMPER     GOVERNMENT
                                         MARKET        MARKET         RETURN       YIELD        GROWTH     SECURITIES
                                       SUBACCOUNT   SUBACCOUNT #2   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                       ----------   -------------   ----------   ----------   ----------   ----------
Operations:
  Net investment income (loss).......   $  2,493          243         33,796       21,101       57,547        4,982
  Net realized gain (loss) on sales
    of investments...................         --           --         17,341        4,321       11,516          117
  Change in unrealized appreciation
    (depreciation) of investments....         --           --         42,597        5,924       10,026       (4,343)
                                        --------       ------        -------      -------      -------      -------
    Net increase in contract owners'
      equity resulting from
      operations.....................      2,493          243         93,734       31,346       79,089          756
                                        --------       ------        -------      -------      -------      -------
Account unit transactions:
  Proceeds from units sold...........     22,801       12,928         47,161       36,482       43,192        7,926
  Net transfers (to) from affiliated
    divisions and subaccounts........     (7,498)      (6,807)       (27,829)      (7,862)      (9,293)      (9,264)
  Payments for units redeemed........    (16,282)        (184)       (78,322)     (28,503)     (41,011)     (10,724)
                                        --------       ------        -------      -------      -------      -------
    Net increase (decrease) in
      contract owners' equity from
      account unit transactions......       (979)       5,937        (58,990)         117       (7,112)     (12,062)
                                        --------       ------        -------      -------      -------      -------
Total increase (decrease) in contract
  owners' equity.....................      1,514        6,180         34,744       31,463       71,977      (11,306)
Beginning of period..................     57,834        2,315        656,667      255,034      412,217       90,993
                                        --------       ------        -------      -------      -------      -------
End of period........................   $ 59,348        8,495        691,411      286,497      484,194       79,687
                                        ========       ======        =======      =======      =======      =======

                                         INVESTORS FUND SERIES
                                       --------------------------
                                                         KEMPER
                                          KEMPER       SMALL CAP
                                       INTERNATIONAL     GROWTH
                                        SUBACCOUNT     SUBACCOUNT
                                       -------------   ----------
Operations:
  Net investment income (loss).......         942           478
  Net realized gain (loss) on sales
    of investments...................       5,409         2,710
  Change in unrealized appreciation
    (depreciation) of investments....      14,729         8,276
                                          -------        ------
    Net increase in contract owners'
      equity resulting from
      operations.....................      21,080        11,464
                                          -------        ------
Account unit transactions:
  Proceeds from units sold...........      20,272        13,879
  Net transfers (to) from affiliated
    divisions and subaccounts........         819        11,423
  Payments for units redeemed........     (13,606)       (3,253)
                                          -------        ------
    Net increase (decrease) in
      contract owners' equity from
      account unit transactions......       7,485        22,049
                                          -------        ------
Total increase (decrease) in contract
  owners' equity.....................      28,565        33,513
Beginning of period..................     134,343        35,337
                                          -------        ------
End of period........................     162,908        68,850
                                          =======        ======

---------------
(a) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

See accompanying notes to financial statements.

                                              INVESTORS FUND SERIES
-----------------------------------------------------------------------------------------------------------------
       KEMPER          KEMPER          KEMPER          KEMPER
     INVESTMENT      CONTRARIAN       SMALL CAP        VALUE+          KEMPER          KEMPER          KEMPER
     GRADE BOND         VALUE           VALUE          GROWTH        HORIZON 20+     HORIZON 10+      HORIZON 5
    SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)   SUBACCOUNT(A)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (11)            (77)            (44)            (63)            (28)            (30)            (14)
            2              12             (51)             (1)             16               9               1
           30           1,711             737             730             258             367             125
        -----          ------          ------           -----           -----           -----           -----
           21           1,646             642             666             246             346             112
        -----          ------          ------           -----           -----           -----           -----
        1,262           9,908           6,111           6,223           2,580           4,108           1,453
          632           9,522           6,244           3,214             620           1,206             887
          (42)           (217)           (126)           (208)            (16)            (76)            (72)
        -----          ------          ------           -----           -----           -----           -----
        1,852          19,213          12,229           9,229           3,184           5,238           2,268
        -----          ------          ------           -----           -----           -----           -----
        1,873          20,859          12,871           9,895           3,430           5,584           2,380
           --              --              --              --              --              --              --
        -----          ------          ------           -----           -----           -----           -----
        1,873          20,859          12,871           9,895           3,430           5,584           2,380
        =====          ======          ======           =====           =====           =====           =====

     JANUS ASPEN SERIES
---  ------------------

           GROWTH
         SUBACCOUNT
         ----------
              200
               74
            1,182
           ------
            1,456
           ------
            3,853
           10,206
             (445)
           ------
           13,614
           ------
           15,070
            2,588
           ------
           17,658
           ======

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

KILICO Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Kemper Corporation. Kemper Corporation was acquired by an investor group led by Zurich Insurance Company ("Zurich") on January 4, 1996. Effective February 27, 1998, KILICO and Kemper Corporation became wholly-owned subsidiaries of Zurich.

The Separate Account is used to fund contracts or certificates (collectively referred to as "contracts") for ADVANTAGE III periodic and flexible payment variable annuity contracts and PASSPORT individual and group variable and market value adjusted deferred annuity contracts. The Separate Account is divided into a total of twenty-eight subaccounts with various subaccount options available to Contract Owners depending upon their respective Contracts. A total of only seventeen subaccount options are presented in the accompanying financial statements, (the Kemper Money Market Subaccounts represent only one subaccount), as available subaccount options to Contract Owners. Each subaccount invests exclusively in the shares of a corresponding portfolio of one of the underlying investment funds; the Investors Fund Series or the Janus Aspen Series (the "Fund"), both of which are open-end diversified management investment companies.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

SECURITY VALUATION

The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1997.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on a first in, first out ("FIFO") cost basis.

ACCUMULATION UNIT VALUATION

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Chicago time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the Federal income tax return of KILICO. Under existing Federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the contract and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without Federal income tax consequences.

In early 1998, the Clinton Administration's Fiscal Year 1999 Budget was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities. It is currently unknown whether such proposals will be adopted, amended or omitted in the final 1999 budget approved by Congress.

(2) SUMMARY OF INVESTMENTS

Investments, at cost, at December 31, 1997, are as follows (in thousands):

                                                              SHARES
                                                               OWNED       COST
                                                              ------       ----
INVESTMENTS
INVESTORS FUND SERIES:
Kemper Money Market Subaccount (Money Market and Money
  Market #2 Subaccounts)....................................   80,133   $   80,133
Kemper Total Return Subaccount..............................  263,494      593,891
Kemper High Yield Subaccount................................  236,229      285,587
Kemper Growth Subaccount....................................  175,849      452,327
Kemper Government Securities Subaccount.....................   60,389       71,636
Kemper International Subaccount.............................   99,620      133,520
Kemper Small Cap Growth Subaccount..........................   57,375       90,592
Kemper Investment Grade Bond Subaccount.....................    4,886        5,185
Kemper Contrarian Value Subaccount..........................   51,507       67,332
Kemper Small Cap Value Subaccount...........................   27,124       29,482
Kemper Value+Growth Subaccount..............................   19,616       24,184
Kemper Horizon 20+ Subaccount...............................    4,700        5,439
Kemper Horizon 10+ Subaccount...............................    7,114        7,857
Kemper Horizon 5 Subaccount.................................    4,006        4,457
Kemper Global Income Subaccount.............................      316          321
Kemper Blue Chip Subaccount.................................    1,864        2,026

JANUS ASPEN SERIES FUND:
Growth Subaccount...........................................    1,605       25,315
                                                                        ----------

          TOTAL INVESTMENTS.................................            $1,879,284
                                                                        ==========

The underlying investments of the Fund's subaccounts are summarized below.

INVESTORS FUND SERIES

KEMPER MONEY MARKET SUBACCOUNT: This subaccount invests primarily in short-term obligations of major banks and corporations. The Kemper Money Market Subaccount represents the ADVANTAGE III Kemper Money Market Subaccount and the PASSPORT Kemper Money Market Subaccount #1. Kemper Money Market Subaccount #2 represents funds allocated by the owner of a contract to the dollar cost averaging program. Under the dollar cost averaging program, an owner may predesignate a portion of the subaccount value to be automatically transferred on a monthly basis to one or more of the other subaccounts. This option is only available to PASSPORT individual and group variable and market value adjusted deferred annuity contracts.

KEMPER TOTAL RETURN SUBACCOUNT: This subaccount's investments will normally consist of fixed-income and equity securities. Fixed-income securities will include bonds and other debt securities and preferred stocks. Equity investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, the subaccount may also make private placement investments (which are normally restricted securities).

KEMPER HIGH YIELD SUBACCOUNT: This subaccount invests in fixed-income securities, a substantial portion of which are high yielding fixed-income securities. These securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated, and generally will involve more risk than securities in the higher rating categories.

KEMPER GROWTH SUBACCOUNT: This subaccount's investments normally will consist of common stocks and securities convertible into or exchangeable for common stocks, however, it may also make private placement investments (which are normally restricted securities).

KEMPER GOVERNMENT SECURITIES SUBACCOUNT: This subaccount invests primarily in U.S. Government securities. The subaccount will also invest in fixed-income securities other than U.S. Government securities and will engage in options and financial futures transactions.

KEMPER INTERNATIONAL SUBACCOUNT: This subaccount's investments will normally consist of equity securities of non-United States issuers, however, it may also invest in convertible and debt securities of non-United States issuers and foreign currencies.

KEMPER SMALL CAP GROWTH SUBACCOUNT: This subaccount's investments will consist primarily of common stocks and securities convertible into or exchangeable for common stocks and to a limited degree in preferred stocks and debt securities. At least 65% of the subaccount's total assets will be invested in equity securities of companies having a market capitalization of $1 billion or less at the time of initial investment.

KEMPER INVESTMENT GRADE BOND SUBACCOUNT: This subaccount seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities. At least 65% of the subaccount's total assets will be invested in investment grade corporate debt securities, U.S. Government or Canadian Government agencies and commercial paper. The subaccount may also invest in preferred stocks. The subaccount may also invest up to 35% of its total assets in below investment grade debt and will also engage in options and financial futures transactions.

KEMPER CONTRARIAN VALUE (FORMERLY VALUE) SUBACCOUNT: This subaccount seeks to achieve a high rate of total return. The subaccount invests primarily in a diversified portfolio of the common stocks of larger listed companies, which are believed to be undervalued.

KEMPER SMALL CAP VALUE SUBACCOUNT: This subaccount seeks long-term capital appreciation. The subaccount invests primarily in a diversified portfolio of small company equity securities with market capitalization of $100 million to $1.0 billion, which are believed to be undervalued.

KEMPER VALUE+GROWTH SUBACCOUNT: This subaccount seeks growth of capital through professional management of a portfolio of growth and value stocks. These stocks include stocks of large established companies, as well as stocks of small companies. The subaccount may also engage in options and financial futures transactions.

KEMPER HORIZON 20+ SUBACCOUNT: This subaccount is designed for investors with approximately a 20+ year investment horizon, and seeks growth of capital, with income as a secondary objective. The subaccount invests approximately 80% of its total assets in a variety of equity securities and 20% in a variety of fixed income securities.

KEMPER HORIZON 10+ SUBACCOUNT: This subaccount is designed for investors with approximately a 10+ year investment horizon, and seeks a balance between growth of capital and income, consistent with moderate risk. The subaccount invests approximately 60% of its total assets in a variety of equity securities and 40% in a variety of fixed income securities.

KEMPER HORIZON 5 SUBACCOUNT: This subaccount is designed for investors with approximately a 5 year investment horizon, and seeks income consistent with a preservation of capital, with growth of capital as a secondary objective. The subaccount invests approximately 40% of its total assets in a variety of equity securities and 60% in a variety of fixed income securities.

KEMPER GLOBAL INCOME SUBACCOUNT: This subaccount seeks to provide high current income consistent with prudent total return asset management. The subaccount will invest in common stocks of well capitalized, established companies that are believed to have the potential for growth of capital, earnings and dividends. At least 65% of the subaccounts total assets in common stocks will be in companies with a market capitalization of at least $1.0 billion at the time of initial investment. The subaccount will also engage in options and financial futures transactions.

KEMPER BLUE CHIP SUBACCOUNT: This subaccount seeks growth of capital and of income. The subaccount will invest in investment grade foreign and U.S. fixed income securities, with at least 65% of the subaccounts total assets invested in securities of issuers located in at least three countries. The subaccount will also engage in options and financial futures transactions.

JANUS ASPEN SERIES

GROWTH SUBACCOUNT: This subaccount seeks long-term growth of capital by investing primarily in common stocks with an emphasis on companies with larger market capitalizations.

(3) TRANSACTIONS WITH AFFILIATES

KILICO assumes mortality risks associated with the annuity contracts and incurs all expenses involved in administering the contracts. In return, KILICO assesses that portion of each subaccount representing assets under the ADVANTAGE III flexible payment contracts with a daily charge for mortality and expense risk and administrative costs which amounts to an aggregate of one percent (1.00%) per annum. KILICO also assesses that portion of each subaccount representing assets under the ADVANTAGE III periodic payment contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and three-tenths percent (1.30%) per annum. KILICO assesses that portion of each subaccount representing assets under PASSPORT individual and group variable and market value adjusted deferred annuity contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. The PASSPORT DCA Kemper Money Market Subaccount #2, available for participation in the dollar cost averaging program, has no daily asset charge deduction.

KILICO also assesses against each ADVANTAGE III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is $36 and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract changes. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each PASSPORT contract participating in one or more of the subaccounts a records maintenance charge of $30 at the end of each contract year. The records maintenance charge for both ADVANTAGE III and PASSPORT contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment.

For contracts issued prior to May 1, 1994, KILICO has undertaken to reimburse each of the ADVANTAGE III Kemper Money Market, Kemper Total Return, Kemper High Yield, and Kemper Growth Subaccounts whose direct and indirect operating expenses exceed eighty hundredths of one percent (.80%) of average daily net assets. In determining reimbursement of direct and indirect operating expenses, for each subaccount, charges for mortality and expense risks and administrative expenses, and records maintenance charges are excluded and, for each subaccount, charges for taxes, extraordinary expenses, and brokerage and transaction costs are excluded. During the year December 31, 1997, no such payment was made.

Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.

Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc., an affiliated company, is the investment manager of the Investors Fund Series portfolios.

Janus Capital Corporation, an unaffiliated company, is the investment manager of the Janus Aspen Series Fund Portfolio.

Investors Brokerage Services, Inc. ("IBS"), a wholly-owned subsidiary of KILICO, is the principal underwriter for the Separate Account.

(4) NET TRANSFERS (TO) FROM AFFILIATED DIVISIONS AND SUBACCOUNTS

Net transfers (to) from affiliated divisions or accounts include transfers of all or part of the Contract Owner's interest to or from another subaccount or to the general account of KILICO.

(5) CONTRACT OWNERS' EQUITY

The Contract Owners' equity is affected by the investment results of, and contract charges to, each subaccount. The accompanying financial statements include only Contract Owners' payments pertaining to the variable portions of their contracts and exclude any payments for the market value adjusted or fixed portions, the latter being included in the general account of KILICO. Contract Owners may elect to annuitize the contract under one of several annuity options, as specified in the prospectus.

Contract Owners' equity at December 31, 1997, is as follows (in thousands, except unit value; differences are due to rounding):

                                                                                                 CONTRACT
                                                                 NUMBER           UNIT           OWNERS'
                                                                OF UNITS         VALUE            EQUITY
                                                                --------         -----           --------
                                 ADVANTAGE III CONTRACTS
INVESTORS FUND SERIES
KEMPER MONEY MARKET SUBACCOUNT
  Flexible Payment, Qualified...............................        633          $2.394         $    1,514
  Flexible Payment, Nonqualified............................      4,338           2.394             10,385
  Periodic Payment, Qualified...............................     11,579           2.285             26,456
  Periodic Payment, Nonqualified............................      4,637           2.285             10,595
                                                                                                ----------
                                                                                                    48,950
                                                                                                ----------
KEMPER TOTAL RETURN SUBACCOUNT
  Flexible Payment, Qualified...............................        864           6.501              5,617
  Flexible Payment, Nonqualified............................      4,277           6.019             25,743
  Periodic Payment, Qualified...............................     82,149           6.205            509,698
  Periodic Payment, Nonqualified............................     13,699           5.781             79,191
                                                                                                ----------
                                                                                                   620,249
                                                                                                ----------
KEMPER HIGH YIELD SUBACCOUNT
  Flexible Payment, Qualified...............................        323           6.341              2,047
  Flexible Payment, Nonqualified............................      2,096           6.071             12,726
  Periodic Payment, Qualified...............................     22,729           6.052            137,554
  Periodic Payment, Nonqualified............................      8,934           5.896             52,674
                                                                                                ----------
                                                                                                   205,001
                                                                                                ----------
KEMPER GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................        227           6.371              1,449
  Flexible Payment, Nonqualified............................      1,162           6.350              7,374
  Periodic Payment, Qualified...............................     54,987           6.112            336,083
  Periodic Payment, Nonqualified............................     11,574           6.103             70,642
                                                                                                ----------
                                                                                                   415,548
                                                                                                ----------
KEMPER GOVERNMENT SECURITIES SUBACCOUNT
  Flexible Payment, Qualified...............................        149           1.725                257
  Flexible Payment, Nonqualified............................        908           1.725              1,566
  Periodic Payment, Qualified...............................     15,434           1.684             25,992
  Periodic Payment, Nonqualified............................     11,033           1.684             18,581
                                                                                                ----------
                                                                                                    46,396
                                                                                                ----------
KEMPER INTERNATIONAL SUBACCOUNT
  Flexible Payment, Qualified...............................        376           1.723                649
  Flexible Payment, Nonqualified............................      1,006           1.723              1,734
  Periodic Payment, Qualified...............................     55,729           1.693             94,356
  Periodic Payment, Nonqualified............................      9,543           1.693             16,157
                                                                                                ----------
                                                                                                   112,896
                                                                                                ----------
KEMPER SMALL CAP GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................        195           2.240                436
  Flexible Payment, Nonqualified............................        657           2.240              1,471
  Periodic Payment, Qualified...............................     33,789           2.216             74,872
  Periodic Payment, Nonqualified............................      4,509           2.216              9,992
                                                                                                ----------
                                                                                                    86,771
                                                                                                ----------
KEMPER INVESTMENT GRADE BOND SUBACCOUNT
  Flexible Payment, Qualified...............................         13           1.111                 15
  Flexible Payment, Nonqualified............................        303           1.111                337
  Periodic Payment, Qualified...............................        694           1.105                767
  Periodic Payment, Nonqualified............................        338           1.105                374
                                                                                                ----------
                                                                                                     1,493
                                                                                                ----------

                                                                                                 CONTRACT
                                                                 NUMBER           UNIT           OWNERS'
                                                                OF UNITS         VALUE            EQUITY
                                                                --------         -----           --------
KEMPER CONTRARIAN VALUE SUBACCOUNT
  Flexible Payment, Qualified...............................         59          $1.505         $       89
  Flexible Payment, Nonqualified............................         95           1.505                143
  Periodic Payment, Qualified...............................     18,994           1.498             28,446
  Periodic Payment, Nonqualified............................      9,619           1.498             14,405
                                                                                                ----------
                                                                                                    43,083
                                                                                                ----------
KEMPER SMALL CAP VALUE SUBACCOUNT
  Flexible Payment, Qualified...............................          3           1.220                  4
  Flexible Payment, Nonqualified............................         58           1.220                 71
  Periodic Payment, Qualified...............................     10,592           1.214             12,855
  Periodic Payment, Nonqualified............................      1,519           1.214              1,843
                                                                                                ----------
                                                                                                    14,773
                                                                                                ----------
KEMPER VALUE+GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................         24           1.414                 33
  Flexible Payment, Nonqualified............................        119           1.414                169
  Periodic Payment, Qualified...............................      4,889           1.407              6,880
  Periodic Payment, Nonqualified............................        824           1.407              1,160
                                                                                                ----------
                                                                                                     8,242
                                                                                                ----------
KEMPER HORIZON 20+ SUBACCOUNT
  Flexible Payment, Qualified...............................         --              --                 --
  Flexible Payment, Nonqualified............................         --              --                 --
  Periodic Payment, Qualified...............................      1,170           1.360              1,592
  Periodic Payment, Nonqualified............................         83           1.360                113
                                                                                                ----------
                                                                                                     1,705
                                                                                                ----------
KEMPER HORIZON 10+ SUBACCOUNT
  Flexible Payment, Qualified...............................         10           1.279                 12
  Flexible Payment, Nonqualified............................          9           1.279                 11
  Periodic Payment, Qualified...............................      1,616           1.273              2,057
  Periodic Payment, Nonqualified............................        261           1.273                332
                                                                                                ----------
                                                                                                     2,412
                                                                                                ----------
KEMPER HORIZON 5 SUBACCOUNT
  Flexible Payment, Qualified...............................         --           1.215                 --
  Flexible Payment, Nonqualified............................         42           1.215                 50
  Periodic Payment, Qualified...............................        917           1.209              1,108
  Periodic Payment, Nonqualified............................        192           1.209                232
                                                                                                ----------
                                                                                                     1,390
                                                                                                ----------
JANUS ASPEN SERIES FUND
GROWTH SUBACCOUNT
  Flexible Payment, Qualified...............................         11          19.471                211
  Flexible Payment, Nonqualified............................          7          19.471                144
  Periodic Payment, Qualified...............................      1,357          19.338             26,251
  Periodic Payment, Nonqualified............................        157          19.338              3,041
                                                                                                ----------
                                                                                                    29,647
                                                                                                ----------
    TOTAL ADVANTAGE III CONTRACT OWNERS' EQUITY........................................         $1,638,556
                                                                                                ==========

                                                                                                  CONTRACT
                                                                 NUMBER           UNIT            OWNERS'
                                                                OF UNITS          VALUE            EQUITY
                                                                --------          -----           --------
                                 PASSPORT CONTRACTS
INVESTORS FUND SERIES
KEMPER MONEY MARKET #1 SUBACCOUNT
  Qualified.................................................      4,222          $ 1.199         $    5,062
  Nonqualified..............................................     16,465            1.199             19,742
                                                                                                 ----------
                                                                                                     24,804
                                                                                                 ----------
KEMPER MONEY MARKET #2 SUBACCOUNT
  Qualified.................................................      1,654            1.292              2,136
  Nonqualified..............................................      3,297            1.292              4,258
                                                                                                 ----------
                                                                                                      6,394
                                                                                                 ----------
KEMPER TOTAL RETURN SUBACCOUNT
  Qualified.................................................     17,721            1.685             29,869
  Nonqualified..............................................     54,980            1.685             92,666
                                                                                                 ----------
                                                                                                    122,535
                                                                                                 ----------
KEMPER HIGH YIELD SUBACCOUNT
  Qualified.................................................     13,014            1.883             24,501
  Nonqualified..............................................     40,535            1.883             76,319
                                                                                                 ----------
                                                                                                    100,820
                                                                                                 ----------
KEMPER GROWTH SUBACCOUNT
  Qualified.................................................     15,200            2.066             31,410
  Nonqualified..............................................     38,784            2.066             80,142
                                                                                                 ----------
                                                                                                    111,552
                                                                                                 ----------
KEMPER GOVERNMENT SECURITIES SUBACCOUNT
  Qualified.................................................      4,153            1.359              5,644
  Nonqualified..............................................     15,292            1.359             20,781
                                                                                                 ----------
                                                                                                     26,425
                                                                                                 ----------
KEMPER INTERNATIONAL SUBACCOUNT
  Qualified.................................................      7,020            1.698             11,921
  Nonqualified..............................................     21,070            1.698             35,779
                                                                                                 ----------
                                                                                                     47,700
                                                                                                 ----------
KEMPER SMALL CAP GROWTH SUBACCOUNT
  Qualified.................................................      3,122            2.220              6,930
  Nonqualified..............................................      8,632            2.220             19,162
                                                                                                 ----------
                                                                                                     26,092
                                                                                                 ----------
KEMPER INVESTMENT GRADE BOND SUBACCOUNT
  Qualified.................................................        918            1.106              1,014
  Nonqualified..............................................      2,668            1.106              2,951
                                                                                                 ----------
                                                                                                      3,965
                                                                                                 ----------
KEMPER CONTRARIAN VALUE SUBACCOUNT
  Qualified.................................................      6,437            1.499              9,650
  Nonqualified..............................................     16,911            1.499             25,349
                                                                                                 ----------
                                                                                                     34,999
                                                                                                 ----------
KEMPER SMALL CAP VALUE SUBACCOUNT
  Qualified.................................................      3,943            1.215              4,789
  Nonqualified..............................................     11,269            1.215             13,688
                                                                                                 ----------
                                                                                                     18,477
                                                                                                 ----------
KEMPER VALUE+GROWTH SUBACCOUNT
  Qualified.................................................      3,897            1.408              5,489
  Nonqualified..............................................     10,075            1.408             14,190
                                                                                                 ----------
                                                                                                     19,679
                                                                                                 ----------

                                                                                                  CONTRACT
                                                                 NUMBER           UNIT            OWNERS'
                                                                OF UNITS          VALUE            EQUITY
                                                                --------          -----           --------
KEMPER HORIZON 20+ SUBACCOUNT
  Qualified.................................................      1,058          $ 1.361         $    1,440
  Nonqualified..............................................      2,441            1.361              3,323
                                                                                                 ----------
                                                                                                      4,763
                                                                                                 ----------
KEMPER HORIZON 10+ SUBACCOUNT
  Qualified.................................................      1,090            1.274              1,389
  Nonqualified..............................................      4,206            1.274              5,359
                                                                                                 ----------
                                                                                                      6,748
                                                                                                 ----------
KEMPER HORIZON 5 SUBACCOUNT
  Qualified.................................................        276            1.210                334
  Nonqualified..............................................      2,623            1.210              3,174
                                                                                                 ----------
                                                                                                      3,508
                                                                                                 ----------
KEMPER GLOBAL INCOME SUBACCOUNT
  Qualified.................................................         30            1.020                 30
  Nonqualified..............................................        290            1.020                296
                                                                                                 ----------
                                                                                                        326
                                                                                                 ----------
KEMPER BLUE CHIP SUBACCOUNT
  Qualified.................................................        220            1.106                243
  Nonqualified..............................................      1,659            1.106              1,835
                                                                                                 ----------
                                                                                                      2,078
                                                                                                 ----------
         TOTAL PASSPORT CONTRACT OWNERS' EQUITY.............                                     $  560,865
                                                                                                 ==========

APPENDIX

STATE PREMIUM TAX CHART

                                                                                RATE OF TAX
                                                                    ------------------------------------
                                                                    QUALIFIED              NON-QUALIFIED
                                                                      PLANS                    PLANS
                               STATE                                ---------              -------------
    California..................................................       .50%                     2.35%*
    District of Columbia........................................      2.25%                     2.25%*
    Kentucky....................................................      2.00%*                    2.00%*
    Maine.......................................................        --                      2.00%
    Nevada......................................................        --                      3.50%*
    South Dakota................................................        --                      1.25%
    West Virginia...............................................      1.00%                     1.00%
    Wyoming.....................................................        --                      1.00%

     * Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(A) FINANCIAL STATEMENTS: [TO BE UPDATED BY AMENDMENT]


        (1) Financial Statements included in Part A of the Registration
           Statement:

           Kemper Investors Life Insurance Company and Subsidiaries

           Reports of Independent Public Accountants

           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Balance Sheets, as of December 31, 1997 and 1996

           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Operations, years ended December 31, 1997, 1996 and
            1995

           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Stockholder's Equity, years ended December 31, 1997, 1996 and January 4, 1996, and 1995

           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Cash Flows, years ended December 31, 1997, 1996 and
            1995


           Notes to Consolidated Financial Statements



           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Balance Sheets (unaudited), as of June 30, 1998 and December 31,
            1997


           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Operations (unaudited), six months ended June 30, 1998 and 1997 and three months ended June 30, 1998 and 1997

           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Comprehensive Income (unaudited), six months ended June 30, 1998 and 1997 and three months ended June 30, 1998 and 1997

           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Stockholder's Equity (unaudited), six months ended June 30, 1998 and year ended December 31, 1997

           Kemper Investors Life Insurance Company and Subsidiaries Consolidated
            Statements of Cash Flows (unaudited), six months ended June 30, 1998 and 1997

           Notes to Consolidated Financial Statements (unaudited)

        (2) Financial Statements included in Part B of the Registration
           Statement:

           KILICO Variable Annuity Separate Account

              Reports of Independent Accountants

              Statement of Assets and Liabilities and Contract Owners' Equity as
                of December 31, 1997

              Statement of Operations for the Year Ended December 31, 1997

              Statements of Changes in Contract Owners' Equity for the Years
                Ended December 31, 1997 and 1996

              Notes to Financial Statements

(B) EXHIBITS:

   (4)1.1    A copy of resolution of the Board of Directors of Kemper
             Investors Life Insurance Company dated September 13, 1977.
   (4)1.2    A copy of Record of Action of Kemper Investors Life
             Insurance Company dated April 15, 1983.
      2.     Not Applicable.
   (3)3.1    Distribution Agreement between Investors Brokerage Services,
             Inc. and KILICO.
   (1)3.2    Addendum to Selling Group Agreement of Kemper Financial
             Services, Inc.
   (2)3.3    Selling Group Agreement of Investors Brokerage Services,
             Inc.
   (7)4.1    Form of Group Variable, Fixed and Market Value Adjusted
             Annuity Contract.
   (7)4.2    Form of Certificate to Group Variable, Fixed and Market
             Value Adjusted Annuity Contract.

   (7)4.3    Form of Individual Variable, Fixed and Market Value Adjusted
             Annuity Contract.
   (7)5.     Form of Application.
   (3)6. Kemper Investors Life Insurance Company articles of incorporation and by-laws.
      7.     Inapplicable.
   (2)8.1(a) Fund Participation Agreement among KILICO, Janus Aspen
             Series and Janus Capital Corporation.
   (5)8.1(b) Service Agreement between KILICO and Janus Capital
             Corporation.
   (8)8.2(a) Participation Agreement By and Among Kemper Investors Life
             Insurance Company and Warburg, Pincus Trust and Warburg
             Pincus Asset Management Inc. (f/k/a Warburg, Pincus
             Counsellors, Inc.) and Counsellors Securities, Inc.
   (6)8.2(b) Service Agreement between Warburg Pincus Asset Management
             Inc. (f/k/a Warburg Pincus Counsellors, Inc.) and Federal
             Kemper Life Assurance Company and Kemper Investors Life
             Insurance Company.
   (8)8.3    Fund Participation Agreement among KILICO, Investors Fund
             Series (formerly known as Kemper Investors Fund), Zurich
             Kemper Investments, Inc. and Kemper Distributors, Inc.
  (12)8.4(a) Form of Participation Agreement between Kemper Investors
             Life Insurance Company and Scudder Variable Life Investment
             Fund.
  (12)8.4(b) Form of Participating Contract and Policy Agreement between
             Kemper Investors Life Insurance Company and Scudder Kemper
             Investments, Inc.
  (12)8.4(c) Form of Indemnification Agreement between Kemper Investors
             Life Insurance Company and Scudder Kemper Investments, Inc.
  (13)8.5    Form of Participation Agreement Among Kemper Investors Life
             Insurance Company, PIMCO Variable Insurance Trust, and PIMCO
             Funds Distributors LLC.
  (13)8.6    Form of Participation Agreement Among Templeton Variable
             Products Series Fund, Franklin Templeton Distributors, Inc.
             and Kemper Investors Life Insurance Company.
   (7)9.     Opinion and Consent of Counsel.
     10.1 Consents of PricewaterhouseCoopers LLP, independent accountants
     10.2    Consent of KPMG LLP, independent auditors
     11.     Inapplicable.
     12.     Inapplicable.
  (4)13.     Schedules for Computation of Performance Calculations.
  (9)14.     Organizational Chart.
  (9)17.1    Schedule IV: Reinsurance (year ended December 31, 1997).
  (9)17.2    Schedule V: Valuation and qualifying accounts (year ended
             December 31, 1997).
 (10)17.3    Schedule V: Valuation and qualifying accounts (year ended
             December 31, 1996).
 (11)17.4    Schedule V: Valuation and qualifying accounts (year ended
             December 31, 1995).


---------------
 (1) Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 filed on or about April 27, 1995.

 (2) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 filed on or about September 14, 1995.

 (3) Incorporated by reference to Exhibits filed with the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 12, 1996.

 (4) Incorporated by reference to the Registration Statement on Form N-4 for the Registrant (File No. 333-22375) filed on or about February 26, 1997.

 (5) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1997.

 (6) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 33-79808) filed on or about April 30, 1997.

 (7) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about November 3, 1997.

 (8) Incorporated by reference to Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 8, 1998.

 (9) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 33-43501) filed on or about April 16, 1998.

(10) Incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 23, 1997.

(11) Incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 25, 1996.

(12) Incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File Nos. 333-22375 and 811-3199) filed on or about April 24, 1998.

(13) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 33-65399) filed on or about October 28, 1998.

ITEM 25. DIRECTORS AND OFFICERS OF KEMPER INVESTORS LIFE INSURANCE COMPANY

          The directors and principal officers of KILICO are listed below together with their current positions. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.


                NAME                                       OFFICE WITH KILICO
                ----                                       ------------------
John B. Scott........................  President, Chief Executive Officer and Director
Frederick L. Blackmon................  Senior Vice President and Chief Financial Officer
James E. Hohmann.....................  Senior Vice President and Director
William H. Bolinder..................  Chairman of the Board and Director
David A. Bowers......................  Director
Loren J. Alter.......................  Director
Gunther Gose.........................  Director
Eliane C. Frye.......................  Executive Vice President and Director
Debra P. Rezabek.....................  Senior Vice President, General Counsel and Corporate
                                       Secretary
James C. Harkensee...................  Senior Vice President
Edward K. Loughridge.................  Senior Vice President and Corporate Development Officer
Kenneth M. Sapp......................  Senior Vice President
George Vlaisavljevich................  Senior Vice President


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

          See Exhibit 14 for organizational charts of persons controlled or under common control with Kemper Investors Life Insurance Company.

          Investors Brokerage Services, Inc. and Investors Brokerage Services Insurance Agency, Inc. are wholly owned subsidiaries of KILICO.

ITEM 27. NUMBER OF CONTRACT OWNERS


          At December 31, 1998, the Registrant had approximately 738 qualified and non-qualified Kemper Destinations Contract Owners.



          Not applicable as to the Farmers Variable Annuity I because as of the date of this Amendment to the Registration Statement, no Contracts have been sold.


ITEM 28. INDEMNIFICATION

          To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article VI of the By-Laws of Kemper Investors Life Insurance Company ("KILICO") provides for the indemnification of any person against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which he is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of KILICO, or serving or having served, at the request of KILICO, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of KILICO, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of KILICO, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of KILICO pursuant to the foregoing provisions, or otherwise, KILICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO of expenses incurred or paid by a director, officer, employee of agent of KILICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer, employee or agent of KILICO in connection with variable annuity contracts, KILICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by KILICO is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29.(A) PRINCIPAL UNDERWRITER

          Investors Brokerage Services, Inc., a wholly owned subsidiary of Kemper Investors Life Insurance Company, acts as principal underwriter for KILICO Variable Annuity Separate Account, KILICO Variable Separate Account, KILICO Variable Separate Account-2, Kemper Investors Life Insurance Company Variable Annuity Account C and FKLA Variable Separate Account.

ITEM 29.(B) INFORMATION REGARDING PRINCIPAL UNDERWRITER, INVESTORS BROKERAGE SERVICES, INC.

          The address of each officer is 1 Kemper Drive, Long Grove, IL 60049.

                                                                        POSITION AND OFFICES
                            NAME                                          WITH UNDERWRITER
                            ----                                        --------------------
    John B. Scott.......................................  Chairman and Director
    Otis R. Heldman, Jr. ...............................  President and Director
    Michael A. Kelly....................................  Vice President
    David S. Jorgensen..................................  Vice President & Treasurer
    Debra P. Rezabek....................................  Secretary
    Frank J. Julian.....................................  Assistant Secretary
    Kenneth M. Sapp.....................................  Director
    Eliane C. Frye......................................  Director
    George Vlaisavljevich...............................  Director

ITEM 29.(C)

        Inapplicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Kemper Investors Life Insurance Company at its home office at 1 Kemper Drive, Long Grove, Illinois 60049.

ITEM 31. MANAGEMENT SERVICES

        Inapplicable.

ITEM 32. UNDERTAKINGS AND REPRESENTATION

          a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

          b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

REPRESENTATION REGARDING FEES AND CHARGES PURSUANT TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940


          Kemper Investors Life Insurance Company ("KILICO") represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, KILICO Variable Annuity Separate Account, has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, in the City of Long Grove and State of Illinois on the 29th day of January, 1999.


                                         KILICO VARIABLE ANNUITY SEPARATE
                                         ACCOUNT
                                         (Registrant)
                                         By: Kemper Investors Life Insurance
                                         Company

                                         BY: /s/ JOHN B. SCOTT
                                           -------------------------------------
                                           John B. Scott, Chief Executive
                                             Officer and President

                                         KEMPER INVESTORS LIFE INSURANCE COMPANY
                                         (Depositor)

                                         BY: /s/ JOHN B. SCOTT

                                           -------------------------------------
                                           John B. Scott, Chief Executive
                                             Officer and President


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 29th day of January, 1999.



                      SIGNATURE                                                  TITLE
                      ---------                                                  -----

/s/ JOHN B. SCOTT                                           Chief Executive Officer, President and Director
-----------------------------------------------------       (Principal Executive Officer)
John B. Scott

/s/ W. H. BOLINDER                                          Chairman of the Board and Director
-----------------------------------------------------
William H. Bolinder

/s/ FREDERICK L. BLACKMON                                   Senior Vice President and Chief Financial
-----------------------------------------------------       Officer
Frederick L. Blackmon                                       (Principal Financial Officer and
                                                            Principal Accounting Officer)

/s/ LOREN J. ALTER                                          Director
-----------------------------------------------------
Loren J. Alter

/s/ DAVID A. BOWERS                                         Director
-----------------------------------------------------
David A. Bowers

/s/ ELIANE C. FRYE                                          Director
-----------------------------------------------------
Eliane C. Frye

/s/ GUNTHER GOSE                                            Director
-----------------------------------------------------
Gunther Gose

/s/ JAMES E. HOHMANN                                        Director
-----------------------------------------------------
James E. Hohmann

                                 EXHIBIT INDEX


                                                                         SEQUENTIAL
EXHIBIT                                                                     PAGE
NUMBER                                TITLE                               NUMBER*
-------                               -----                              ----------
  10.1     Consents of PricewaterhouseCoopers LLP, independent
           accountants.................................................
  10.2     Consent of KPMG LLP, independent auditors...................